Exhibit 3.1
For Use By The Secretary of State
File No.
Fee Paid
C.B.
Date
File No. 19961070 0 Pages 2
Fee Paid $35.00
OCN 1960731200010 LNME
Filed 3/8/96
/s/ Gary Cooper
Deputy Secretary of State
A True Copy When Attested by
Signature
/s/ Gary Cooper
ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)

Pursuant to 13-A M.R.S.A.  805 and
807,
the undersigned corporation adopts
these
Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

A.   at a meeting legally called and
     held on, OR

B.   by unanimous written consent on
     March 5, 1996

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against

10                  10          -0-

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

The aggregate par value of all such
shares (of all classes and series)
having par value is $__.

The total number of all such shares
(of all classes and series) without
par value is _ shares.

SIXTH:    Address of the registered
          office in Maine:  One
          Monument Square, Portland,
          Maine 04101

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.
LBO RESORT ENTERPRISES

By:*      /s/ Christopher E. Howard
     Christopher  E. Howard, Clerk
     (type or print name and
capacity)

Dated:  March 5, 1996
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A
to
Articles of Amendment
of
LBO RESORT ENTERPRISES

VOTED:    That, pursuant to 13-A
M.R.S.A.  805, the Articles of
Incorporation of this corporation are
hereby amended to change its name
from LBO Resort Enterprises to
American Skiing Company.

File No. 19961070 0 Pages 2
Fee Paid $105.00
OCN 19534116000003 ART1
Filed 12/07/95
/s/ Gary Cooper
Deputy Secretary of State

A True Copy When Attested By Signature
/s/ Gary Cooper
Deputy Secretary of State

BUSINESS CORPORATION

STATE OF MAINE

ARTICLES OF INCORPORATION

(Check box only if applicable)

__This is a professional service
corporation
  formed pursuant to 13 M.R.S.A.
Chapter 22.


Pursuant to 13-A M.R.S.A.  403, the
undersigned, acting as
incorporator(s) of a corporation,
adopt(s) the following Articles of
Incorporation:

FIRST:    The name of the corporation
          is LBO Resort Enterprises
          and its principal business
          location in Maine is
          Bethel, Maine 04217

SECOND:   The name of its Clerk, who
          must be a Maine resident,
          and the registered office
          shall be: Christopher E.
          Howard, One Monument
          Square, Portland, Maine
          04101

THIRD:    ("X" one box only)

  x. 1.   The number of directors
     constituting the initial board
     of directors of the corporation
     is 1 (See  703.1.A.)

     2.    If the initial directors
     have been selected, the names
     and addresses of the persons who
     are to serve as directors until
     the first annual meeting of the
     shareholders or until their
     successors are elected and shall
     qualify are:

     NAME
     ADDRESS


     3.   The board of directors  x
     is __is not authorized to
     increase or decrease the number
     of directors.

     4.   If the board is so
     authorized, the  minimum number,
     if any, shall be 1 director,
     (See  703.1.A.)  and the
     maximum number, if any, shall be
     13 directors.

 B.  There shall be no directors
     initially; the shares of the
     corporation will not be sold to
     more than twenty (20) persons.
     The business of the corporation
     will be managed by the
     shareholders.  (See  701.2.)

FOURTH:   ("X" one box only)

x There shall be only one class of
shares (title of class) Common Stock

       Par value of each share (if
     none, so state) $1.00
     Number of shares authorized
     100,000

There shall be two or more classes of
shares.  The information required by
 403 concerning each such class is
set out in Exhibit __ attached hereto
and made a part hereof.

SUMMARY

The aggregate par value of all
authorized shares (of all classes)
having a par value is $100,000.00

The total number of authorized shares
(of all classes) without par value is
___ shares

FIFTH:    ("X" one box only)
          Meetings of the
          shareholders  x may  _ may
          not be held outside of the
          State of Maine.

SIXTH:    ("X" if applicable) x There
          are no preemptive rights.

SEVENTH:  Other provisions of these
          articles, if any, including
          provisions for the
          regulation of the internal
          affairs of the corporation,
          are set out in Exhibit _
          attached hereto and made a
          part hereof.

INCORPORATORS       DATED:  December
6, 1995

/s/ Janet R. McInnis
(residence address)

16 Running Tide Drive
Scarborough, ME 04074
For Corporate Incorporators*

Name of Corporate Incorporator

By:
Street
(signature of officer)
(type or print name and capacity)
(principal business location)
(city, state and zip code)

*Articles are to be executed as
          follows:

If a corporation is an incorporator
( 402), the name of the corporation
should be typed and signed on its
behalf by an officer of the
corporation.  The articles of
incorporation must be accompanied by
a certificate of an appropriate
officer of the corporation certifying
that the person executing the
articles on behalf of the corporation
was duly authorized to do so.

SUBMIT COMPLETED FORMS TO:  SECRETARY
OF STATE, STATION #101, AUGUSTA, ME
04333-0101; ATTN: CORPORATE EXAMINING
SECTION; TEL. (207) 289-4195

Exhibit 3.2
BYLAWS
OF
LBO RESORT ENTERPRISES

Adopted:   December 8, 1995

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation as amended from time to
time as on file with the Secretary of
State of Maine.  References in these
Bylaws to the Maine Business
Corporation Act and to particular
sections of said Act are to said Act
and said sections as amended from
time to time.  The headings of
Articles and Sections in these Bylaws
are for convenience only, and shall
not be taken into account in
construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place within Maine
(or outside Maine if permitted by the
Articles of Incorporation) as shall
be fixed (i) by the Board of
Directors, (ii) by the person or
persons calling the meeting, or (iii)
in waivers of notice of the meeting
signed by all persons entitled to
notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by the Maine
Business Corporation Act, the purpose
or purposes for which the meeting is
called, shall be delivered within the
time period prescribed in  604(1) of
the Maine Business Corporation Act,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by the Maine
Business Corporation Act.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by the Maine
Business Corporation Act, any
corporate action shall be authorized
by a majority of the votes cast at
the meeting by the holders of shares
entitled to vote on the subject
matter.  In elections of Directors,
those candidates who receive the
greatest number of votes cast at the
meeting by the holders of shares
entitled to vote to elect Directors,
even though not receiving a majority
of the votes cast, shall be deemed
elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Maine Business Corporation Act,
the Articles of Incorporation or
these Bylaws, or except when
otherwise required by a written
agreement pursuant to  618 of the
Maine Business Corporation Act.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, Secretary
or any other person or persons
authorized by  709(6) of the Maine
Business Corporation Act.  The person
or persons calling the special
meeting shall fix the time and place
thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless the Maine Business Corporation
Act shall otherwise require.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors, except as
otherwise provided by  713 of the
Maine Business Corporation Act
relating to certain amendments,
mergers, certain sales, dissolutions,
certain distributions and the like.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk who
shall be a resident of Maine, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made pursuant to
304 of the Maine Business Corporation
Act.  No officer must also be a
Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by  625 of the
Maine
Business Corporation Act, the Board
of Directors or good accounting
practices.  The Treasurer shall
render to the Board of Directors,
whenever required, accounts of all
corporate financial transactions and
of the financial condition of the
corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote
(except as otherwise provided in
613 of the Maine Business Corporation
Act); and (iii) examine lists, books,
minutes or other materials relating
to the corporation.   The corporation
shall not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

          (3) With respect to any
          claim, issue or matter
          asserted in any action,
          suit or proceeding brought
          by or in the right of this
          corporation, to be liable
          to this corporation, unless
          the court in which the
          action, suit or proceeding
          was brought permits
          indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A. Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

Article XVI

Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.3
For Use By The Secretary of State
File No. 19580111D
         19891814D
Fee Paid $80.00
C.B.
Date  August 1, 1989
For Use by The Secretary of State
July 27, 1989
/s/ Gary Cooper
Deputy Secretary of State
A True Copy When Attested by Signature
/s/ Pamela French
Deputy Secretary of State
STATE OF MAINE
ARTICLES OF MERGER
OF LGJ INC.
A MAINE CORPORATION
INTO SUNDAY RIVER SKIWAY CORPORATION
A MAINE CORPORATION

     Pursuant to 13-A MRSA  903, the
board of directors of each
participating corporation approve and
the undersigned corporations adopt
the following Articles of Merger:

FIRST:  The plan of merger is set
forth in Exhibit A attached hereto
and made a part hereof.

SECOND:  As to each participating
corporation, the shareholders of
which voted on such plan of merger,
the number of shares outstanding and
the number of shares entitled to vote
on such plan, and the number of such
shares voted for and against the
plan, are as follows:

Name of  Number    Number    Voted    Voted
Corporat of        of        For      Against
ion      Shares    Shares
         Outstand  Entitled
         ing       to Vote
LGJ Inc. 115,434   115,434   115,434  0
Sunday   126,919   126,919   92,984   31,044
River
Skiway
Corporat
ion

THIRD:  If the shares of any class
were entitled to vote as a class, the
designation and number of the
outstanding shares of each such
class, and the number of shares of
each such class voted for and against
the plan, are as follows:

Name of  Designat  Number    Voted    Voted
Corporat ion of    of        For      Against
ion      Class     Shares

(Include the following paragraph if
the merger was authorized without the
vote of the shareholders of the
surviving corporation.  Omit if not
applicable.)

FOURTH:  The plan of merger was
adopted by the participating
corporation which is to become the
surviving corporation in the merger
without any vote of its shareholders,
pursuant to section 902, subsection
5.  The number of shares of each
class outstanding immediately prior
to the effective date of the merger,
and the number of shares of each
class to be issued or delivered
pursuant to the plan of merger of the
surviving corporation are set forth
as follows:

Designat Number of       Number of
ion of   Shares          Shares to be
Class    Outstanding     Issued or
         Immediately     Delivered
         Prior to        Pursuant to
         Effective       the Merger
         Date of
         Merger

FIFTH:  The address of the registered
office of the surviving corporation
is Market Square; South Paris, Maine
04281.  The address of the registered
office of the merged corporation is
One Monument Square, Portland, Maine
04101.

SIXTH:  Effective date of the merger
(if other than date of filing of
Articles) is ___, 19__.

Dated:  July 27, 1989
Sunday River Skiway Corporation
/s/ Douglas M. Myers
Douglas Myers, Clerk
MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS

I certify that I have custody of the
minutes showing the above action by
the shareholders of Sunday River
Skiway Corporation
/s/ Douglas M. Myers
Signature of clerk

Dated July 27, 1989
LGJ Inc.
By: James B. Zimpritch
James B. Zimpritch, Clerk
MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS

I certify that I have custody of the
minutes showing the above action by
the shareholders of LGJ Inc.
/s/ James B. Zimpritch
James B. Zimpritch, Clerk
Signature of clerk

EXHIBIT 1
PLAN OF MERGER
OF LGJ INC.
INTO SUNDAY RIVER SKIWAY CORPORATION
Pursuant to Section 901 of the Maine
Business Corporation Act

     Pursuant to this Plan of Merger,
LGJ Inc., a Maine corporation ("LGJ")
will be merged (the "Merger") with
and into Sunday River Skiway
Corporation, a Maine corporation (the
"Company").  In the Merger the
Company shall be the surviving
corporation (the "Surviving
Corporation").  The terms and
conditions of the Merger and the
consideration to be paid by the
Surviving Corporation upon surrender
of each outstanding share of the
Company not owned by LGJ are as set
forth below.

     1.  The Merger shall be
effective (the "Effective Date") on
the date on which the Articles of
Merger with respect to the Merger
shall have been duly executed and
filed in the office of the Secretary
of State of Maine in accordance with
the provisions of the Maine Business
Corporation Act.

     2.  At the Effective Date, the
Articles of Incorporation of the
Company shall become the Articles of
Incorporation of the Surviving
Corporation and the Bylaws of LGJ
shall become the Bylaws of the
Surviving Corporation.  At the
Effective Date, the directors and
officers of the Company shall be the
directors and officers, respectively,
of the Surviving Corporation until
their respective successors are duly
elected or chosen and have been
qualified in the manner provided in
the Articles of Incorporation and
Bylaws or as otherwise provided by
law.

     3.  Each share of Common Stock,
par value $1 per share, of LGJ
outstanding immediately prior to the
Effective Date shall be converted
into and shall without further action
represent one share of Common Stock,
par value $1 per share, of the
Surviving Corporation.

     4.  (a)  Each share of Common
Stock, par value $1 per share, of the
Company outstanding immediately
prior to the Effective Date (other
than those owned by LGJ) shall be
canceled and exchanged for the right
to receive in the Merger the merger
consideration provided in this Plan
of Merger (the "Merger
Consideration").  Each share of
Common  Stock, par value $1 per
share, of the Company owned by LGJ
shall be canceled in the Merger.
Upon surrender to the Surviving
Corporation of certificates for each
such outstanding share of the Common
Stock of the Company (not owned by
LGJ) as of the date of filing of the
Articles of Merger, duly endorsed,
the Surviving Corporation shall pay
(or cause to be paid) the Merger
Consideration.  From and after the
Effective Date and until surrendered
to the Surviving Corporation, each
outstanding certificate which prior
to the Effective Date represented
shares of outstanding Common Stock of
the Company not owned by LGJ shall be
deemed for all purposes to evidence
only a right to receive the Merger
Consideration for which such shares
have been exchanged by virtue of the
Merger; no interest will be paid or
accrued on the Merger Consideration
payable upon surrender of such
certificate; and if payment of the
Merger Consideration is to be made to
a person other than the one in whose
name the certificate surrendered is
registered, it shall be a condition
of such payment that the certificate
so surrendered shall be properly
endorsed with signatures guaranteed
or otherwise in proper form for
transfer.

     (b)  The Merger Consideration
for each share of Common Stock of the
Company (other than shares held by
LGJ) shall consist of the sum of the
following:

     (i)  $30 in cash
     (ii) $33 principal amount of
Subordinated Notes in the form
annexed hereto as Annex A;
     (iii) $33 in ski credits for the
purchase of daily or season ski
passes at the Sunday River Ski Area,
which will be usable commencing with
the 1989-90 season and must be used
prior to June 1, 1994, each of which
may be exchanged for a daily lift
ticket (irrespective of any increases
or decreased in the published prices)
and 20 of which may be exchanged for
one adult season's pass, regardless
of the then applicable price for a
season pass; and
     (iv)  Upon the happening of an
Extraordinary Transaction (defined
below) within two years following the
Effective Date of the Merger, an
amount in cash (the "Contingent
Payment") which, when added to $96,
equals the same consideration per
share received by the shareholders of
the Surviving Corporation in the
Extraordinary Transaction (after
giving affect to the making of the
Contingent Payments), provided that
the amount of any Contingent Payment
will be reduced by 50% if an
Extraordinary  Transaction occurs
more than 1 year after the Effective
Date of the Merger.  "Extraordinary
Transaction" means any of the
following:  (I) the merger or
consolidation of the Surviving
Corporation with or into a
corporation not controlled 50 percent
or more by Leslie B. Otten, (ii) the
sale of all or substantially all of
the assets of the Surviving
Corporation to a party not controlled
by Leslie B. Otten and subsequent
liquidation of the Surviving
Corporation, or (iii) the sale by
Leslie B. Otten  of more than 50
percent of the stock of the Surviving
Corporation.

     5.  From and after the Effective
Date, transfer of the shares of
Common Stock of the Company
outstanding prior to the Effective
Date shall not be made on the stock
transfer books.

     6.  Immediately upon filing the
Articles of Merger, LGJ shall cease
its separate existence; all of the
properties (real, personal and
mixed), rights, immunities,
privileges, franchises, choses in
action and in all other assets of LGJ
shall vest in the Surviving
Corporation without further act; and
the Surviving  Corporation shall
assume all the liabilities, duties
and obligations of LGJ..

     7.  The Surviving Corporation
shall assume and accept
responsibility for any obligations of
the Company accruing to shareholders
of the Company other than LGJ under
the Maine Business Corporation Act
arising from the effectuation of this
Plan of Merger.

     8.  LGJ and the Company
expressly reserve the right to
abandon the Merger and this Plan of
Merger, at any time prior to the
Effective Date, in the absolute
discretion of the directors of either
of them.

SUNDAY RIVER SKIWAY CORPORATION
Subordinated Note
Bethel, Maine
July 1989
     For value received, SUNDAY RIVER
SKIWAY CORPORATION, a Maine
corporation (the "Corporation"),
promises to pay to __ , or registered
assigns, at its offices located at
Bethel, Maine, in lawful money of the
United States, the principal amount
of $__ as provided in this
Subordinated Note.  This Subordinated
Note shall bear interest on the
unpaid principal amount thereof at a
rate equal to the Base Rate from time
to time at The First National Bank of
Boston, Boston, Massachusetts.
Payments of principal and interest
shall be made on October 31 in each
of the years 1990 through 1994, until
paid in full.  Each annual payment
shall be in the amount of $__, plus
accrued interest to date based on the
average Base Rate in effect during
the preceding year (and, in the case
of the October 31, 1990 payment,
since the date hereof); provided,
however, that the interest rate shall
never be less than 7% per annum and
never greater than 13% per annum.

     This Subordinated Note is one of
the Subordinated Notes issued as of
July 1989 in connection with the
merger of LGJ Inc., a Maine
corporation, with and into the
Corporation.

     The right to receive payments
under this note is subordinate to all
indebtedness and obligations of the
Corporation to its bank lenders |(and
to the lenders' affiliates), all
whether now existing or hereafter
arising (collectively the "Bank
Debt").  So long as any event of
default exists under the Bank Debt,
the Corporation may be required to
refrain from making payments of
principal or interest on this note
until the Bank Debt has been paid in
full.  Furthermore while such
payments are suspended, no action may
be taken to enforce this note, which
shall not be deemed to be past due or
in default as a result.  A written
notice to the Corporation from such
bank lender that any event of default
exists under the Bank Debt shall be
conclusive and binding on all
parties, following which payments may
not be resumed without the specific
written approval of such bank lender
even if such Bank Debt is later
amended or revised.  Such bank lender
may directly enforce this paragraph,
which may not be amended or waived
without its written approval.

     If any payment under this note
is not paid when due after a date
specified by a notice sent to the
Corporation at the address stated
below by certified mail return
receipt requested, which date shall
be not less than thirty days from the
date such notice is mailed, the
entire principal amount outstanding
hereunder and accrued interest
thereon shall at once become due and
payable on demand, subject however to
any suspension of payments required
by the subordination provisions
above.

     The undersigned shall have the
right to prepay this note in whole or
part at any time without penalty.

     This Subordinated Note is
transferable only by assignment on
the books of the Corporation upon
surrender of this Subordinated Note
with proper evidence of assignment.

     IN WITNESS WHEREOF, the
Corporation has caused this
Subordinated Note to be signed by a
duly authorized officer as the __ day
of July, 1989.

SUNDAY RIVER SKIWAY CORPORATION
By:
Its President

For Use By The Secretary of State
File No. 19580111D
Fee Paid $35.00
C.B.
Date  Apr. 30, 1990
For Use by The Secretary of State
April 25, 1990
/s/ Gary Cooper
Deputy Secretary of State
A True Copy When Attested by Signature
/s/ Pamela French
Deputy Secretary of State

ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)

Pursuant to 13-A M.R.S.A.  805 and
807,
the undersigned corporation adopts
these
Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on, OR

     B.   by unanimous written
          consent on October 4, 1989

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
115,434           115,434           -
0-

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $__.

          The total number of all
          such shares (of all classes
          and series) without par
          value is _ shares.

SIXTH:    Address of the registered
          office in Maine:  Market
          Square, South Paris, Maine
          04281

Sunday River Skiway Corporation

By:*      /s/ Douglas M. Myers
(signature)

     Douglas M. Myers, Clerk
     (type or print name and
capacity)

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.
/s/ Douglas M. Myers
Dated:  January 23, 1990
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

Exhibit A

     The following provisions,
referred to in Article Second of the
Articles of Amendment dated November
21, 1972 to the Articles of
Incorporation of SUNDAY RIVER SKIWAY
CORPORATION are hereby added to and
made a part of said Articles of
Amendment, the same having been duly
adopted by the shareholders of said
Corporation as duly certified herein,
of which this instrument is an
exhibit, namely:

     The Articles of Incorporation of
SUNDAY RIVER SKIWAY CORPORATION are
hereby amended to include the
following provisions, and any prior
provisions of said Articles of
Incorporation heretofore in effect
and inconsistent with the following
provisions are hereby canceled and
deleted, namely:

     "(c)  The Administration and
government of the Corporation shall
be vested in a Board of Directors
composed of not less than one (1) nor
more than five (5) persons.  No
Director need be a stockholder in the
Corporation nor a resident of the
State of Maine."

As amended hereby, the Articles of
Incorporation of the Corporation
shall continue in full force and
effect.

Exhibit 3.4
BYLAWS

OF

SUNDAY RIVER SKIWAY CORPORATION

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

BYLAWS

OF

SUNDAY RIVER LTD.

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.5
For Use By The Secretary of State
File No. 19880796D
Fee Paid $10-$50
C.B.
Date  Nov. 12, 1987
/s/
For Use By The Secretary of State
FILED August 6, 1987
Deputy Secretary of State
A True Copy When Attested by Signature
/s/
Deputy Secretary of State


STATE OF MAINE
ARTICLES OF INCORPORATION
OF SUNDAY RIVER, LTD.

Pursuant to 13-A M.R.S.A.  403, the
undersigned, acting as
incorporator(s) of a corporation,
adopt(s) the following Articles of
Incorporation:

FIRST:    The name of the corporation
          is Sunday River Ltd. and it
          is located in Maine, at
          Sunday River Skiway, Newry,
          Maine

SECOND:   The name of its Clerk, who
          must be a Maine resident,
          and the registered office
          shall be: Gordon M.
          Gillies, 3 Broad Street,
          P.O. Box 249, Bethel, Maine
          04217

THIRD:    ("X" one box only)

_    a.   The number of directors
     constituting the initial board
     of directors of the corporation
     is__ (See  703.1.A.)

     b.    If the initial directors
     have been selected, the names
     and addresses of the persons who
     are to serve as directors until
     the first annual meeting of the
     shareholders or until their
     successors are elected and shall
     qualify are:

NAME
ADDRESS

_There shall be no directors
initially; the shares of the
corporation will not be sold to more
than twenty (20) persons; the
business of the corporation will be
managed by the shareholders.  (See
703, 1.B.)

FOURTH:  ("X" one box only)

The board of directors  x is _ is not
authorized to increase or decrease
the number of directors.

If the board is so authorized, the
minimum number, if any, shall be
three (3) directors, (See  703.1.A.)
and the maximum number, if any, shall
be seven (7) directors.

FIFTH:  ("X" one box only)

x There shall be only one class of
          shares, viz, Common

       Par value of each share (if
          none, so state) none
       Number of shares authorized
          2,000

_ There shall be two or more classes
of shares.

The information required by  403
concerning each such class is set out
in Exhibit _ attached hereto and made
a part hereof.

SUMMARY

The aggregate par value of all
authorized shares (of all classes)
having a par value is n/a

The total number of authorized shares
(of all classes) without par value is
2,000 shares

SIXTH:    ("X" one box only)

Meetings of the shareholders  x may
_ may not be held outside of the
State of Maine.

SEVENTH:  ("X" if applicable) _ There
          are no preemptive rights.

EIGHTH:   Other provisions of these
          articles, if any, including
          provisions for the
          regulation of the internal
          affairs of the corporation,
          are set out in Exhibit A
          attached hereto and made a
          part hereof.

DATED:  17 June 1987

INCORPORATORS       RESIDENCE
          ADDRESSES

/s/ Leslie B. Otten
Leslie B. Otten
(type or print name)
Sunday River Village
Newry, ME 04261


For Corporate Incorporators

Street
By:
(signature)
(type or print name and capacity)
(city, state and zip code)

*Articles are to be executed as
          follows:

If a corporation is an incorporator
( 402), the name of the corporation
should be typed and signed on its
behalf by an officer of the
corporation.  The address of the
principal place of business of the
incorporator corporation should be
given.  The articles of incorporation
must be accompanied by a certificate
of an appropriate officer of the
corporation certifying that the
person executing the articles on
behalf of the corporation was duly
authorized to do so.

For Use By The Secretary of State
File No.
Fee Paid
C.B.
File No. 19880796 0 Pages 2
Fee Paid $35.00
OCN 19605914000006 CHNG
Filed 2/23/96
/s/ Gary Cooper
Deputy Secretary of State
A True Copy When
Attested by Signature
/s/ Gary Cooper
Deputy Secretary of State

ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)

Pursuant to 13-A M.R.S.A.  805 and
807,
the undersigned corporation adopts
these
Articles of Amendment:



FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on, OR

     B.   by unanimous written
     consent on     February 15, 1996

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against

1                1       --

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $__.

          The total number of all
          such shares (of all classes
          and series) without par
          value is _ shares.

SIXTH:    Address of the registered
          office in Maine:  One
          Monument Square, Portland,
          Maine 04101

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS

I certify that I have custody of the
minutes showing the above action by
the shareholders.

/s/ Christopher E. Howard
Signature of clerk, secretary or
asst. secretary)

SUNDAY RIVER LTD.

By:*      /s/ Christopher E. Howard
     (signature)

Christopher E. Howard, Clerk
(type or print name and capacity)

Dated:  2-15-96
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A
TO
ARTICLES OF AMENDMENT
OF
SUNDAY RIVER LTD.


     VOTED:    That, pursuant to 13-A
M.R.S.A.  805, the Articles of
Incorporation of this corporation are
hereby amended by repealing Articles
THIRD and FOURTH thereof and
substituting the following Articles
THIRD and FOURTH in place thereof, to
wit:

THIRD:  a.  The number of directors
constituting the initial board of
directors of the corporation is one
(1) (See  703,1.A.).

FOURTH:  The Board of Directors is
authorized to increase or decrease
the number of directors.  The minimum
number shall be one (1) director (See
13-A M.R.S.A.  703(1)(A)) and the
maximum number shall be seven (7)
directors.

EXHIBIT "A"

     The holders of common stock of
SUNDAY RIVER, LTD. shall be entitled
to a pre-emptive right to subscribe
for or to purchase, in the proportion
which their holdings of common stock
bear to the outstanding common stock.
This right shall be deemed waived by
any shareholder who does not exercise
it and pay for the shares pre-empted
within thirty (30) days of receipt of
notice in writing from the
corporation stating the prices,
terms, and conditions of the issue of
the shares inviting him to exercise
his pre-emptive right.

     Any shareholder desiring to sell
any of the shares of the corporation
shall first offer such shares to the
corporation and the other
shareholders in the following manner:

     Such shareholders shall give
     written notice by registered
     mail to the Secretary of the
     corporation of his intention to
     sell such shares.  Said notice
     shall specify the number of
     shares to be sold, the price per
     share, and the terms upon which
     the sale is to be made.  The
     corporation shall have thirty
     (30) days from the receipt of
     such notice within which to
     exercise its option to purchase
     all of any full number of the
     shares so offered.  Such
     purchase may be authorized by
     the Board of Directors without
     any action by the shareholders
     of the corporation.

     In the event that the
     corporation should fail to
     purchase all of such shares
     within the said thirty (30) day
     period, the secretary of the
     corporation shall, within five
     (5) days thereafter, give
     written notice to each of the
     other shareholders of record,
     stating the number of shares
     offered for sale but not
     purchased by the corporation,
     the price per share, and the
     terms upon which the sale is
     being made. Such notice shall be
     sent by mail addressed to each
     shareholder at his last address
     as it appears on the books of
     the corporation.  Within ten
     (10) days after the mailing of
     said notices, any shareholder
     desiring to purchase part or all
     of said shares, shall deliver by
     mail or otherwise to the
     secretary of the corporation a
     written offer for the number of
     shares desired by him,
     accompanied by the purchase
     price therefor with
     authorization to pay such
     purchase price against delivery
     of such shares.

If the shareholders offer to purchase
more than the total number of shares
available for purchase by them then
the shareholders offering to purchase
shall be entitled to purchase such
proportion of said shares as the
number of shares of the corporation
which he holds bear to the total
number of shares held by all
stockholders offering to purchase.
In the event that the proportion of
said shares to which any shareholder
should be entitled to purchase is
more than the number of shares he
desires to purchase, each remaining
shareholder desiring to purchase
additional shares, shall be entitled
to purchase such proportion of the
surplus as the number of shares which
he holds bears to the total number of
shares held by all shareholders
desiring to participate.

     If none or only part of the
shares offered for sale is purchased
by the corporation or shareholders,
or both, then the shareholder who
offered the same for sale shall have
thereafter the right to sell said
shares not so purchased to such
persons or person he desires;
provided, however, that he shall not
sell such shares at a lower price or
on terms more favorable to the
purchaser than those specified by the
written notice he gave to the
corporation.

     Any sale of the shares of the
corporation shall be null and void
unless the provisions of this article
are strictly observed and followed.

Exhibit 3.6
BYLAWS

OF

SUNDAY RIVER LTD.

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

BYLAWS

OF

PERFECT TURN, INC.

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.7
For Use By The Secretary of State
File No. 19910099D
Fee Paid  $30-$75
C.B.
Date July 19, 1990
For Use By The Secretary of State
FILED July 17, 1990
/s/ Gary Cooper
Deputy Secretary of State
A True Copy When Attested by Signature
/s/ Pamela French
Deputy Secretary of State

STATE OF MAINE
ARTICLES OF INCORPORATION OF
PERFECT TURN, INC.


Pursuant to 13-A M.R.S.A.  403, the
undersigned, acting as
incorporator(s) of a corporation,
adopt(s) the following Articles of
Incorporation:

FIRST:    The name of the corporation
          is PERFECT TURN, INC. and
          it is located at P.O. Box
          450, Bethel, ME 04217

SECOND:   The name of its Clerk, who
          must be a Maine resident,
          and the registered office
          shall be: Gordon M.
          Gillies, 3 Broad Street,
          P.O. Box 249, Bethel, Maine
          04217

THIRD:    ("X" one box only)

_    a.   The number of directors
     constituting the initial board
     of directors of the corporation
     is  __ (See  703.1.A.)

     b.    If the initial directors
     have been selected, the names
     and addresses of the persons who
     are to serve as directors until
     the first annual meeting of the
     shareholders or until their
     successors are elected and shall
     qualify are:

NAME
ADDRESS


x There shall be no directors
initially; the shares of the
corporation will not be sold to more
than twenty (20) persons; the
business of the corporation will be
managed by the shareholders.  (See
703, 1.B.)

FOURTH:  ("X" one box only)

The board of directors  x_ is _ is
not authorized to increase or
decrease the number of directors.

If the board is so authorized, the
minimum number, if any, shall be
three (3) directors, (See  703.1.A.)
and the maximum number, if any, shall
be seven (7) directors.

FIFTH:  ("X" one box only)

x There shall be only one class of
          shares, viz, Common

       Par value of each share (if
          none, so state) none
       Number of shares authorized
          2,000

_There shall be two or more classes
of shares.

The information required by  403
concerning each such class is set out
in Exhibit _ attached hereto and made
a part hereof.

SUMMARY

The aggregate par value of all
authorized shares (of all classes)
having a par value is n/a

The total number of authorized shares
(of all classes) without par value is
2,000 shares

SIXTH:    ("X" one box only)

Meetings of the shareholders  x may
_ may not be held outside of the
State of Maine.

SEVENTH:  ("X" if applicable) _ There
          are no preemptive rights.

EIGHTH:   Other provisions of these
          articles, if any, including
          provisions for the
          regulation of the internal
          affairs of the corporation,
          are set out in Exhibit A
          attached hereto and made a
          part hereof.


DATED:  July 13, 1990

INCORPORATORS            RESIDENCE
          ADDRESSES

/s/ Gordon M. Gillies         Three
Broad Street
Gordon M. Gillies        Bethel, ME
04217
For Corporate Incorporators
Street


By:
(signature)
(type or print name and capacity)
(city, state and zip code)

*Articles are to be executed as
          follows:

If a corporation is an incorporator
( 402), the name of the corporation
should be typed and signed on its
behalf by an officer of the
corporation.  The address of the
principal place of business of the
incorporator corporation should be
given.  The articles of incorporation
must be accompanied by a certificate
of an appropriate officer of the
corporation certifying that the
person executing the articles on
behalf of the corporation was duly
authorized to do so.

EXHIBIT "A"

     The holders of common stock of
PERFECT TURN, INC. shall be entitled
to a pre-emptive right to subscribe
for or to purchase, in the proportion
which their holdings of common stock
bear to the outstanding common stock.
This right shall be deemed waived by
any shareholder who does not exercise
it and pay for the shares pre-empted
within thirty (30) days of receipt of
notice in writing from the
corporation stating the prices,
terms, and conditions of the issue of
the shares inviting him to exercise
his pre-emptive right.

     Any shareholder desiring to sell
any of the shares of the corporation
shall first offer such shares to the
corporation and the other
shareholders in the following manner:

     Such shareholders shall give
     written notice by registered
     mail to the Secretary of the
     corporation of his intention to
     sell such shares.  Said notice
     shall specify the number of
     shares to be sold, the price per
     share, and the terms upon which
     the sale is to be made.  The
     corporation shall have thirty
     (30) days from the receipt of
     such notice within which to
     exercise its option to purchase
     all of any full number of the
     shares so offered.  Such
     purchase may be authorized by
     the Board of Directors without
     any action by the shareholders
     of the corporation.

     In the event that the
     corporation should fail to
     purchase all of such shares
     within the said thirty (30) day
     period, the secretary of the
     corporation shall, within five
     (5) days thereafter, give
     written notice to each of the
     other shareholders of record,
     stating the number of shares
     offered for sale but not
     purchased by the corporation,
     the price per share, and the
     terms upon which the sale is
     being made. Such notice shall be
     sent by mail addressed to each
     shareholder at his last address
     as it appears on the books of
     the corporation.  Within ten
     (10) days after the mailing of
     said notices, any shareholder
     desiring to purchase part or all
     of said shares, shall deliver by
     mail or otherwise to the
     secretary of the corporation a
     written offer for the number of
     shares desired by him,
     accompanied by the purchase
     price therefor with
     authorization to pay such
     purchase price against delivery
     of such shares.

If the shareholders offer to purchase
more than the total number of shares
available for purchase by them then
the shareholders offering to purchase
shall be entitled to purchase such
proportion of said shares as the
number of shares of the corporation
which he holds bear to the total
number of shares held by all
stockholders offering to purchase.
In the event that the proportion of
said shares to which any shareholder
should be entitled to purchase is
more than the number of shares he
desires to purchase, each remaining
shareholder desiring to purchase
additional shares, shall be entitled
to purchase such proportion of the
surplus as the number of shares which
he holds bears to the total number of
shares held by all shareholders
desiring to participate.

     If none or only part of the
shares offered for sale is purchased
by the corporation or shareholders,
or both, then the shareholder who
offered the same for sale shall have
thereafter the right to sell said
shares not so purchased to such
persons or person he desires;
provided, however, that he shall not
sell such shares at a lower price or
on terms more favorable to the
purchaser than those specified by the
written notice he gave to the
corporation.

     Any sale of the shares of the
corporation shall be null and void
unless the provisions of this article
are strictly observed and followed.

For Use By The Secretary of State
File No.
Fee Paid
C.B.
Date
File No. 19910099 0 Pages 2
Fee Paid $35.00
OCN 19605914000002 CHNG
Filed 2/23/96
Deputy Secretary of State
/s/ Gary Cooper
A True Copy When
Attested by Signature
/s/ Gary Cooper
Deputy Secretary of State


ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)

Pursuant to 13-A M.R.S.A.  805 and
807,
the undersigned corporation adopts
these
Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on, OR

     B.   by unanimous written
          consent on February 15,1996

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
1                1            ---

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $__.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    Address of the registered
          office in Maine:  One
          Monument Square, Portland,
          Maine 04101

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

/s/ Christopher E. Howard
(Signature of clerk, secretary or
asst. secretary)

PERFECT TURN, INC.

By:*      /s/ Christopher E. Howard
     (signature)

Christopher E. Howard, Clerk
(type or print name and capacity)

Dated:  2-15-96
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

      NOTE:  This form should not be used
     if any class of shares is entitled to
      vote as a separate class for any of
        the reasons set out in  806, or
     because the articles so provide.  For
        vote necessary for adoption see
                     805.

EXHIBIT A
TO
ARTICLES OF AMENDMENT
OF
PERFECT TURN, INC.


VOTED:    That, pursuant to 13-A
M.R.S.A.  805, the Articles of
Incorporation of this corporation are
hereby amended by repealing Articles
THIRD and FOURTH thereof and
substituting the following Articles
THIRD and FOURTH in place thereof, to
wit:

THIRD:  a.  The number of directors
constituting the initial board of
directors of the corporation is one
(1) (See  703,1.A.).

FOURTH:  The Board of Directors is
authorized to increase or decrease
the number of directors.  The minimum
number shall be one (1) director (See
13-A M.R.S.A.  703(1)(A)) and the
maximum number shall be seven (7)
directors.

Exhibit 3.8
BYLAWS

OF

PERFECT TURN, INC.

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.9
File No. 19941882 0 Pages 2
Fee Paid $175.00
OCN 1940881600015 ART1
Filed 2/24/94
/s/ Gary Cooper
Deputy Secretary of State
A True Copy When
Attested by Signature
/s/ Gary Cooper
Deputy Secretary of State

BUSINESS CORPORATION

STATE OF MAINE

ARTICLES OF INCORPORATION

(Check box only if applicable)

_This is a professional service
corporation
  formed pursuant to 13 M.R.S.A.
Chapter 22.


Pursuant to 13-A M.R.S.A.  403, the
undersigned, acting as
incorporator(s) of a corporation,
adopt(s) the following Articles of
Incorporation:

FIRST:    The name of the corporation
          is L.B.O. Holding, Inc. and
          its principal business
          location in Maine is Newry,
          Maine

SECOND:   The name of its Clerk, who
          must be a Maine resident,
          and the registered office
          shall be: Theodore H.
          Kurtz, Market Square, South
          Paris, Maine 04281

THIRD:    ("X" one box only)

x A.  1.   The number of directors
     constituting the initial board
     of directors of the corporation
     is 1 (See  703.1.A.)

     2.    If the initial directors
     have been selected, the names
     and addresses of the persons who
     are to serve as directors until
     the first annual meeting of the
     shareholders or until their
     successors are elected and shall
     qualify are:

          NAME      ADDRESS

     Leslie B. Otten     P.O. Box
     450, Bethel,
     Maine 04281


     3.   The board of directors  _
     is x is not authorized to
     increase or decrease the number
     of directors.

     4.   If the board is so
     authorized, the  minimum number,
     if any, shall be __ director,
     (See  703.1.A.)  and the
     maximum number, if any, shall be
     __ directors.

__ B.     There shall be no directors
     initially; the shares of the
     corporation will not be sold to
     more than twenty (20) persons.
     The business of the corporation
     will be managed by the
     shareholders.  (See  701.2.)

FOURTH:   ("X" one box only)

x There shall be only one class of
shares (title of class) Common Stock

       Par value of each share (if
     none, so state) $0.00
     Number of shares authorized
     10,000

_There shall be two or more classes
of shares.  The information required
by  403 concerning each such class
is set out in Exhibit _ attached
hereto and made a part hereof.

SUMMARY

The aggregate par value of all
authorized shares (of all classes)
having a par value is $0

The total number of authorized shares
(of all classes) without par value is
10,000 shares

FIFTH:    ("X" one box only)
          Meetings of the
          shareholders  x may  _ may
          not be held outside of the
          State of Maine.

SIXTH:    ("X" if applicable) _There
          are no preemptive rights.

SEVENTH:  Other provisions of these
          articles, if any, including
          provisions for the
          regulation of the internal
          affairs of the corporation,
          are set out in Exhibit _
          attached hereto and made a
          part hereof.


INCORPORATORS       DATED:  March 23,
          1994

(signature)
(type or print name)
(residence address)
Street
(city, state and zip code)

For Corporate Incorporators*

Name of Corporate Incorporator

By:
(signature of officer)
Street
(principal business location)
(type or print name and capacity)
(city, state and zip code)

*Articles are to be executed as
          follows:

If a corporation is an incorporator
( 402), the name of the corporation
should be typed and signed on its
behalf by an officer of the
corporation.  The articles of
incorporation must be accompanied by
a certificate of an appropriate
officer of the corporation certifying
that the person executing the
articles on behalf of the corporation
was duly authorized to do so.

SUBMIT COMPLETED FORMS TO:  SECRETARY
OF STATE, STATION #101, AUGUSTA, ME
04333-0101; ATTN: CORPORATE EXAMINING
SECTION; TEL. (207) 289-4195

Exhibit 3.10
BYLAWS

OF

LBO HOLDING, INC.

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.11
File No. 19940875 0 Pages 2
Fee Paid: $105
OCN 1933221600007 ART1
Filed 11/16/93
/s/ Gary Cooper
Deputy Secretary of State
A True Copy When Attested by
Signature
/s/ Gary Cooper
Deputy Secretary of State
BUSINESS CORPORATION

STATE OF MAINE

ARTICLES OF INCORPORATION

Pursuant to 13-A M.R.S.A.  403, the
undersigned, acting as
incorporator(s) of a corporation,
adopt(s) the following Articles of
Incorporation:

FIRST:    The name of the corporation
          is Sunday River
          Transportation, Inc. and
          its principal business
          location in Maine is Sunday
          River Road, Newry, Maine
          04217.

SECOND:   The name of its Clerk, who
          must be a Maine resident,
          and the registered office
          shall be: Theodore H.
          Kurtz, 9 Market Square,
          South Paris, Maine 04281;
          or P.O.  Box J, South
          Paris, Maine 04281

THIRD:    ("X" one box only)

_A.  1.   The number of directors
     constituting the initial board
     of directors of the corporation
     is __(See  703.1.A.)

     2.    If the initial directors
     have been selected, the names
     and addresses of the persons who
     are to serve as directors until
     the first annual meeting of the
     shareholders or until their
     successors are elected and shall
     qualify are:

     NAME
     ADDRESS

     3.   The board of directors  _
     is _ is not authorized to
     increase or decrease the number
     of directors.

     4.   If the board is so
     authorized, the  minimum number,
     if any, shall be __ director,
     (See  703.1.A.)  and the
     maximum number, if any, shall be
     __ directors.

x B.  There shall be no directors
     initially; the shares of the
     corporation will not be sold to
     more than twenty (20) persons.
     The business of the corporation
     will be managed by the
     shareholders.  (See  701.2.)

FOURTH:   ("X" one box only)

x There shall be only one class of
shares (title of  class) Common Stock

       Par value of each share (if
     none, so state) none
     Number of shares authorized
     2,000

_There shall be two or more classes
of shares.  The information required
by  403 concerning each such class
is set out in Exhibit_ attached
hereto and made a part hereof.

SUMMARY

The aggregate par value of all
authorized shares (of all classes)
having a par value is n/a

The total number of authorized shares
(of all classes) without par value is
2,000 shares

FIFTH:    ("X" one box only)
          Meetings of the
          shareholders  _ may  x may
          not be held outside of the
          State of Maine.

SIXTH:    ("X" if applicable) _There
          are no preemptive rights.

SEVENTH:  Other provisions of these
          articles, if any, including
          provisions for the
          regulation of the internal
          affairs of the corporation,
          are set out in Exhibit _
          attached hereto and made a
          part hereof.


INCORPORATORS            DATED:
          October 8, 1993

/s/ Leslie B. Otten
(signature)
Street    Timberline Drive
          Newry, Maine 04261

For Corporate Incorporators*

Name of Corporate Incorporator

By:
(signature of officer)
(type or print name and capacity)
Street
(principal business location)
(city, state and zip code)

*Articles are to be executed as
          follows:

If a corporation is an incorporator
( 402), the name of the corporation
should be typed and signed on its
behalf by an officer of the
corporation.  The articles of
incorporation must be accompanied by
a certificate of an appropriate
officer of the corporation certifying
that the person executing the
articles on behalf of the corporation
was duly authorized to do so.

SUBMIT COMPLETED FORMS TO:  SECRETARY
OF STATE, STATION #101, AUGUSTA, ME
04333-0101; ATTN: CORPORATE EXAMINING
SECTION; TEL. (207) 289-4195

For Use By The Secretary of State
File No.
Fee Paid
C.B.
Date
File No. 19940875 0 Pages 2
Fee Paid $35.00
OCN 1960591400008 CHNG
Filed 2/23/96
/s/ Gary Cooper
Deputy Secretary of State
A True Copy When Attested by Signature
/s/ Gary Cooper
Deputy Secretary of State

ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)

Pursuant to 13-A M.R.S.A.  805 and
807,
the undersigned corporation adopts
these
Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on, OR

     B.   by unanimous written
          consent on February 15,
          1996

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
1                   1             ---

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $ __.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    Address of the registered
          office in Maine:  One
          Monument Square, Portland,
          Maine 04101

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

/s/ Christopher E. Howard
Signature of clerk, secretary or
asst. secretary)

SUNDAY RIVER TRANSPORTATION INC.

By:*      /s/ Christopher E. Howard
(signature)

     Christopher  E. Howard, Clerk
     (type or print name and
     capacity)

Dated:  2-15-96
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A
TO
ARTICLES OF AMENDMENT
OF
SUNDAY RIVER TRANSPORTATION INC.


VOTED:         That, pursuant to 13-A
M.R.S.A.  805, the Articles of
Incorporation of this corporation are
hereby amended by repealing Articles
THIRD and FOURTH thereof and
substituting the following Articles
THIRD and FOURTH in place thereof, to
wit:

THIRD:  a.  The number of directors
constituting the initial board of
directors of the corporation is one
(1) (See  703,1.A.).

FOURTH:  The Board of Directors is
authorized to increase or decrease
the number of directors.  The minimum
number shall be one (1) director (See
13-A M.R.S.A.  703(1)(A)) and the
maximum number shall be seven (7)
directors.

Exhibit 3.12
BYLAWS

OF

SUNDAY RIVER TRANSPORTATION, INC.

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.13
VERMONT SECRETARY OF STATE
Location: 81 River Street Mall; 109
State Street
Montpelier, VT 05609-1104 (802) 828-
2386

ARTICLES OF INCORPORATION


Corporate name:   Sugarbush Resort
Holdings, Inc.

Name of registered agent:  Jay Kenlan

A registered agent is an individual
or a domestic or foreign corporation,
profit or non-profit, whose business
office is identical to the address of
the registered office.  The
registered office must be located in
Vermont.  a registered agent receives
various kinds of legal notices,
including service of process for the
corporation.  A corporation cannot
act as its own registered agent.

Address of registered office: 71
Allen Street, Rutland, VT 05702

Operating year: 7/31 DEC. 31st will
be designated as your fiscal year end
unless you provide a different date.

Every corporation has perpetual
duration, unless otherwise stated

Please check the box that applies for
your corporation:

/  / General corporation (T.11A)
/  / Professional Corporation (T.11,
Ch. 3)    /  / Close corporation
(T.11A, Ch. 20)

Number of shares the corporation is
authorized to issue:

10,000 shares

Classes of shares, if any, & number
of shares authorized to issue, in
each class:

One class - Common Stock

One or more classes of shares that
together have unlimited voting
rights:

Common Stock will have unlimited
voting rights.

One or more classes of shares (which
may be the same class with voting
rights) that together are entitled to
receive the net assets of the
corporation upon dissolution.

Common stock entitled to receive the
net assets of the corporation upon
dissolution.

The provisions of title 11A, other
than those set forth in Chapter 20,
shall apply to close corporations in
the absence of a contrary or
inconsistent provision in Chapter 20.
A corporation whose status as a close
corporation terminates shall
immediately become subject to the
obligations and rights of a general
corporation.

In addition to the other information
required herein, a close corporation
must include the following
information in its articles:  "this
corporation is a close corporation";
that all the corporation's issued and
outstanding stock of all classes
shall be held by not more than a
specified number of persons, not
exceeding 35; that each certificate
for shares shall conspicuously note
the fact that the corporation is a
close corporation; provisions, if
any, setting forth restrictions on
shares transfer;  whether dissolution
occurs upon the occurrence of a
specified event or contingency;
whether are limited or whether the
corporation will be managed without a
board of directors; provide that
there shall be no offering of any
shares for "public offering"; and
that all issued and outstanding
shares of all classes be represented
by certificates.

     N/A

ANNUAL REPORT:  EACH CORPORATION
UNDER THIS TITLE IS REQUIRED TO FILE
AN ANNUAL REPORT WITHIN 2-1/2 MONTHS
OF THE CLOSE OF ITS FISCAL YEAR END.
FAILURE TO FILE THIS REPORT WILL
RESULT IN TERMINATION OF THE
CORPORATION'S CHARTER.  CONTACT THE
SECRETARY OF STATE FOR THE ANNUAL
REPORT FORM.

Corporations engaging in businesses
that are subject to regulation by
certain State agencies  may
incorporate only if permitted by, and
subject to all limitations of the
statutes which control these
businesses.  These corporations
include banks, savings and loan
associations, credit unions, and
other financial institutions
regulated under Title 8; (2)
insurance companies regulated under
Title 8; (3) public service utilities
regulated under title 30; (4)
railroad companies regulated under
Title 19; and (5) professional
corporations regulated under chapter
3 of Title 11.

State the purpose here.

Operation of ski resort and ancillary
services related to ski resort
operations.  Any other business that
a general business corporation may
legally do within or outside of the
State of Vermont.

PROFESSIONAL CORPORATIONS:  (11 VSA,
Chapter 3)  Professional corporations
must provide the following additional
information:  the name, address,
license number and expiration date of
license for each incorporating
officer, director and shareholder.
(A certificate from the proper
regulating board must be attached.)

Name, title, license #, expiration
date, address

DIRECTORS:  Names and addresses of
the individuals who will serve as the
initial board of directors:

Leslie B. Otten, One Timberline
Drive, Newry, ME 04261

Having named fewer than three
directors I hereby state that the
number of shareholders does not
exceed the number of directors.

One or more natural persons of
majority age (18) may act as
incorporator by signing below.

Signature of incorporator /s/ Leslie
B. Otten
Leslie B. Otten
Address:  One Timberline Drive,
Newry, ME 04261


$75.00 FILING FEE MUST BE ATTACHED TO
THIS APPLICATION.
THE ARTICLES MUST BE TYPEWRITTEN OR
PRINTED AND FILED IN DUPLICATE.
UNLESS A DELAYED EFFECTIVE DATE IS
SPECIFIED, THE DOCUMENT IS EFFECTIVE
ON THE DATE IT IS APPROVED.

ARTICLES OF INCORPORATION
OFFICE OF SECRETARY OF STATE
FILED September 21, 1994

/s/ Donald M. Hooper

Fee of $75.00 has been paid

Exhibit 3.14
BYLAWS

OF

SUGARBUSH RESORT HOLDINGS, INC.

Adopted: August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of
Vermont. The headings of Articles and
Sections in these Bylaws are for
convenience only, and shall not be
taken into account in construing
these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Vermont and the
municipality or other place in
Vermont where it is located are set
forth in the Articles of
Incorporation. The principal office
and place of business of this
corporation, within or without
Vermont, shall be at such place as
the Board of Directors shall from
time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Vermont" and
the year of its incorporation so
engraved on its face that it may be
embossed on paper by pressure,
provided that the Board of Directors
may adopt a wafer seal in any form in
respect of any particular document,
in which case such wafer seal affixed
to such document shall be the
corporate seal of this corporation
thereon for all purposes provided by
law.  The Clerk shall have custody of
the corporate seal and he or the
Secretary may affix the same to
documents requiring it and attest the
same.  The Clerk may permit the
President or Secretary to keep a
duplicate of the corporate seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Vermont corporate
law, either personally or by mail, by
or at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Vermont
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Vermont
corporate law, any corporate action
shall be authorized by a majority of
the votes cast at the meeting by the
holders of shares entitled to vote on
the subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Vermont.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in these Bylaws, and as
shall be determined from time to time
by the Board of Directors.  Each
officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Vermont
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A. Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.15
VERMONT SECRETARY OF STATE
Location: 81 River Street Mall; 109
State Street
Montpelier, VT 05609-1104 (802) 828-
2386

ARTICLES OF INCORPORATION


Corporate name:   Sugarbush Leasing
Company

Name of registered agent:  Jay Kenlan

A registered agent is an individual
or a domestic or foreign corporation,
profit or non-profit, whose business
office is identical to the address of
the registered office.  The
registered office must be located in
Vermont.  A registered agent receives
various kinds of legal notices,
including service of process for the
corporation.  A corporation cannot
act as its own registered agent.

Address of registered office: 71
Allen Street, Rutland, VT 05705

Operating year: 7/31 DEC. 31st will
be designated as your fiscal year
end unless you  provide a different
date.

Every corporation has perpetual
duration, unless otherwise stated

Please check the box that applies for
your corporation:

/x / General corporation (T.11A)
/  / Professional Corporation (T.11,
Ch. 3)    /  / Close corporation
(T.11A, Ch. 20)

Number of shares the corporation is
authorized to issue:

10,000 shares
Classes of shares, if any, & number
of shares authorized to issue, in
each class:

One class - Common Stock
One or more classes of shares that
together have unlimited voting
rights:

Common Stock will have unlimited
voting rights.
One or more classes of shares (which
may be the same class with voting
rights) that together are entitled to
receive the net assets of the
corporation upon dissolution.

Common stock entitled to receive the
net assets of the corporation upon
dissolution.

The provisions of title 11A, other
than those set forth in Chapter 20,
shall apply to close corporations in
the absence of a contrary or
inconsistent provision in Chapter 20.
A corporation whose status as a close
corporation terminates shall
immediately become subject to the
obligations and rights of a general
corporation.

In addition to the other information
required herein, a close corporation
must include the following
information in its articles:  "this
corporation, is a close corporation";
that all the corporation's issued and
outstanding stock of all classes
shall be held by not more than a
specified number of persons, not
exceeding 35; that each certificate
for shares shall conspicuously note
the fact that the corporation is a
close corporation provisions, if any,
setting forth restrictions on shares
transfer;  whether dissolution occurs
upon the occurrence of a specified
event or contingency; whether are
limited or whether the corporation
will be managed without a board of
directors; provide that there shall
be no offering of any shares for
"public offering"; and that all
issued and outstanding shares of all
classes be represented by
certificates.

     N/A

ANNUAL REPORT:  EACH CORPORATION
UNDER THIS TITLE IS REQUIRED TO FILE
AN ANNUAL REPORT WITHIN 2-1/2 MONTHS
OF THE CLOSE OF ITS FISCAL YEAR END.
FAILURE TO FILE THIS REPORT WILL
RESULT IN TERMINATION OF THE
CORPORATION'S CHARTER.  CONTACT THE
SECRETARY OF STATE FOR THE ANNUAL
REPORT FORM.

Corporations engaging in businesses
that are subject to regulation by
certain State agencies  may
incorporate only if permitted by, and
subject to all limitations of the
statutes which control these
businesses.  These corporations
include banks, savings and loan
associations, credit unions, and
other financial institutions
regulated under Title 8; (2)
insurance companies regulated under
Title 8; (3) public service utilities
regulated under title 30; (4)
railroad companies regulated under
Title 19; and (5) professional
corporations regulated under chapter
3 of Title 11.

State the purpose here.

Lease equipment and services to
operating companies.  Any other
business that a general business
corporation may legally do within or
outside of the State of Vermont.

PROFESSIONAL CORPORATIONS:  (11 VSA,
Chapter 3)  Professional corporations
must provide the following additional
information:  the name, address,
license number and expiration date of
license for each incorporating
officer, director and shareholder.
(A certificate from the proper
regulating board must be attached.)

Name, title, license #, expiration
date, address

DIRECTORS:  Names and addresses of
the individuals who will serve as the
initial board of directors:

Leslie B. Otten, One Timberline
Drive, Newry, ME 04261

Having named fewer than three
directors I hereby state that the
number of shareholders does not
exceed the number of directors.

One or more natural persons of
majority age (18) may act as
incorporator by signing below.

Signature of incorporator
/s/ Leslie B. Otten
Leslie B. Otten
Address:  One Timberline Drive,
Newry, ME 04261


$75.00 FILING FEE MUST BE ATTACHED TO
THIS APPLICATION.
THE ARTICLES MUST BE TYPEWRITTEN OR
PRINTED AND FILED IN DUPLICATE.
UNLESS A DELAYED EFFECTIVE DATE IS
SPECIFIED, THE DOCUMENT IS EFFECTIVE
ON THE DATE IT IS APPROVED.

ARTICLES OF INCORPORATION
OFFICE OF SECRETARY OF STATE
FILED September 20, 1994

/s/ Donald M. Hooper

Fee of $75.00 has been paid

Exhibit 3.16
BYLAWS

OF

SUGARBUSH LEASING COMPANY

Adopted: August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of
Vermont. The headings of Articles and
Sections in these Bylaws are for
convenience only, and shall not be
taken into account in construing
these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Vermont and the
municipality or other place in
Vermont where it is located are set
forth in the Articles of
Incorporation. The principal office
and place of business of this
corporation, within or without
Vermont, shall be at such place as
the Board of Directors shall from
time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Vermont" and
the year of its incorporation so
engraved on its face that it may be
embossed on paper by pressure,
provided that the Board of Directors
may adopt a wafer seal in any form in
respect of any particular document,
in which case such wafer seal affixed
to such document shall be the
corporate seal of this corporation
thereon for all purposes provided by
law.  The Clerk shall have custody of
the corporate seal and he or the
Secretary may affix the same to
documents requiring it and attest the
same.  The Clerk may permit the
President or Secretary to keep a
duplicate of the corporate seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Vermont corporate
law, either personally or by mail, by
or at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Vermont
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Vermont
corporate law, any corporate action
shall be authorized by a majority of
the votes cast at the meeting by the
holders of shares entitled to vote on
the subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Vermont.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in these Bylaws, and as
shall be determined from time to time
by the Board of Directors.  Each
officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Vermont
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A. Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.17
VERMONT SECRETARY OF STATE
Location: 81 River Street Mall; 109
State Street
Montpelier, VT 05609-1104 (802) 828-
2386

ARTICLES OF INCORPORATION


Corporate name:   Sugarbush
Restaurants, Inc.

Name of registered agent:  Allen
Wilson

A registered agent is an individual
or a domestic or foreign corporation,
profit or non-profit, whose business
office is identical to the address of
the registered office.  The
registered office must be located in
Vermont.  A registered agent receives
various kinds of legal notices,
including service of process for the
corporation.  A corporation cannot
act as its own registered agent.

Address of registered office:
Sugarbush Access Road, RR1, Box 350,
Warren, VT 05674

Operating year: 7/31 DEC. 31st will
be designated as your fiscal year
end unless you  provide a different
date.

Every corporation has perpetual
duration, unless otherwise stated

Please check the box that applies for
your corporation:

/x / General corporation (T.11A)
/  / Professional Corporation (T.11,
Ch. 3)    /  / Close corporation
(T.11A, Ch. 20)

Number of shares the corporation is
authorized to issue:

1,000 shares

Classes of shares, if any, & number
of shares authorized to issue, in
each class:

One class - Common Stock

One or more classes of shares that
together have unlimited voting
rights:

Common Stock will have unlimited
voting rights.

One or more classes of shares (which
may be the same class with voting
rights) that together are entitled to
receive the net assets of the
corporation upon dissolution.

Common stock entitled to receive the
net assets of the corporation upon
dissolution.

Corporations engaging in businesses
that are subject to regulation by
certain State agencies may
incorporate only if permitted by, and
subject to all limitations of the
statutes which control these
businesses.  These corporations
include banks, savings and loan
associations, credit unions, and
other financial institutions
regulated under Title 8; (2)
insurance companies regulated under
Title 8; (3) public service utilities
regulated under title 30; (4)
railroad companies regulated under
Title 19; and (5) professional
corporations regulated under chapter
3 of Title 11.

State the purpose here.

Restaurant and lounge operations
taverns, bars, or similar or related
businesses, catering and food
service, entertainment, conference
and meetings business, and the
development, ownership, management,
sale, lease or rental of real and
personal property in connection the
with to carry out any business
whatsoever which this corporation may
deem proper or convenient in
connection with the foregoing
provision, or which may be
calculated, directly or indirectly,
to promote the interests of this
corporation to enhance the value of
its property or business.  To do all
things incident or necessary to the
carrying on of such business not
repugnant to these Articles or the
laws of the State of Vermont, and any
other state in which the corporation
is qualified to do business.  To
effect and exercise all of the
purposes, powers, rights and other
matters granted to corporations by
the laws of the State of Vermont now
in existence or as hereafter amended.

PROFESSIONAL CORPORATIONS:  (11 VSA,
Chapter 3)  Professional corporations
must provide the following additional
information:  the name, address,
license number and expiration date of
license for each incorporating
officer, director and shareholder.
(A certificate from the proper
regulating board must be attached.)

Name, title, license #, expiration
date, address

DIRECTORS:  Names and addresses of
the individuals who will serve as the
initial board of directors:

Leslie B. Otten, One Timberline
Drive, Newry, ME 04261
Allen Wilson, RR #1, Box 4348,
Bittersweet Lane, Rutland, VT 05701

Roger Amidon, Snowcreek Condominiums,
#76, Warren, VT 05674

Having named fewer than three
directors I hereby state that the
number of shareholders does not
exceed the number of directors.

One or more natural persons of
majority age (18) may act as
incorporator by signing below.

Signature of incorporator
/s/ Leslie B. Otten
Leslie B. Otten
Address:  One Timberline Drive,
Newry, ME 04261


$75.00 FILING FEE MUST BE ATTACHED TO
THIS APPLICATION.
THE ARTICLES MUST BE TYPEWRITTEN OR
PRINTED AND FILED IN DUPLICATE.
UNLESS A DELAYED EFFECTIVE DATE IS
SPECIFIED, THE DOCUMENT IS EFFECTIVE
ON THE DATE IT IS APPROVED.

ARTICLES OF INCORPORATION
OFFICE OF SECRETARY OF STATE
FILED Oct. 27, 1994

/s/ Donald M. Hooper
Fee of $75.00 has been paid

Exhibit 3.18
BYLAWS
OF
SUGARBUSH RESTAURANTS, INC

1    OFFICES

      1.1 Principal Office. The
principal office of the Corporation
shall be located at the Sugarbush Ski
Area in Warren, Vermont. The
Corporation may have such other
offices, either within or without the
State of Vermont, as the Board of
Directors may designate or as the
business of the Corporation may
require from time to time.

      1.2 Registered Office. The
registered office of the Corporation
required to be maintained in the
State of Vermont may be, but need not
be, identical with the principal
office in the State of Vermont, and
the address of the registered office
may be changed from time to time by
the Board of Directors.

2    SHAREHOLDERS

      2.1 Annual Meeting. The annual
meeting of the Shareholders shall be
held on the fourth Friday in the
month of January in each year, at the
hour of 10.00 A.M., or at such other
time and date as shall be fixed by
the Board of Directors, for the
purpose of electing Directors and for
the transaction of such other
business as may come before the
meeting. If the day fixed for the
annual meeting shall be a legal
holiday in the State of Vermont, such
meeting shall be held on the next
succeeding business day. If the
election of Directors shall not be
held on the day designated herein for
any annual meeting of the
Shareholders, or at any adjournment
thereof, the Board of Directors shall
cause the election to be held at a
special meeting of the Shareholders
as soon thereafter as conveniently
may be scheduled.

      2.2 Special Meetings. Special
meetings of the Shareholders, for any
purpose or purposes, unless otherwise
prescribed by statute, may be called
by the President or by the Board of
Directors, and shall be called by the
President at the request of the
holders of not less than 10% of all
outstanding shares of the Corporation
entitled to vote at the meeting.

      2.3 Place of Meeting. The Board
of Directors may designate any place,
either within or without the State of
Vermont as the place of meeting for
any annual meeting or for any special
meeting called by the Board of
Directors. If no designation is made
or if a special meeting be otherwise
called, the place of meeting shall be
the principal office of the
Corporation in the State of Vermont.

      2.4 Notice Of Meeting. Notice
of the annual meeting of Shareholders
shall be provided in accordance with
llA V.S.A.  7.05(a). In case of a
special meeting, written notice
stating the place, day and hour of
the meeting and the purpose or
purposes for which the meeting is
called, shall, unless otherwise
prescribed by statute, be delivered
not less than ten nor more than sixty
days before the date of the meeting,
either personally or by mail, by or
at the direction of the President, or
the Secretary, or the officer or
other persons calling the meeting, to
each Shareholder of record entitled
to vote at such meeting. If mailed,
such notice shall be deemed to be
delivered when deposited in the
United States mail, addressed to the
Shareholder at his address as it
appears on the stock transfer books
of the Corporation, with postage
thereon prepaid.

      2.5    Voting of Shares.
Subject to the provisions of Section
2.11 of this Article II, outstanding
shares of the Corporation entitled to
vote shall be entitled to one vote
for each share upon each matter
submitted to a vote at a meeting of
Shareholders. Nothing herein shall be
construed to prevent the
establishment and use of voting
trusts, and/or the use of proxies for
the voting of shares.

      2.6    Proxies. Every person
entitled to vote shall have the right
to do so either in person or by a
proxy executed in writing by the
Shareholder or by his duly authorized
attorney in fact. Such proxy shall be
filed with the Secretary of the
corporation before or at the time of
the meeting. No proxy shall be valid
after eleven months from the date of
its execution, unless otherwise
provided in the proxy.

      2.7    Multiple Owners of
Shares.

      2.7.1  For purposes of these
Bylaws, the term "Shareholder" shall
mean the record owner or owners of
one or more Shares of stock of the
Corporation as of close of the
Corporation's accounting year or, in
the event of a vote of the shares,
the date of the meeting at which the
vote is taken.

      2.7.2  If one or more shares
are held in the name of tenants by
the entireties, joint tenants with
right of survivorship, tenants in
common, partnership, trust or other
entity or combination of entities
(collectively, the Ownership Entity),
such Ownership Entity shall be a
single "Shareholder" for purposes of
these Bylaws, including, without
limitation, the required number of
directors of the Corporation and/or
voting on any matters requiring a
vote of the Shareholders.

      2.7.3  At any meeting at which
shares owned by an Ownership Entity
are voted, the Secretary may, in the
absence of any written notice to the
contrary, rely upon the apparent
authority of the person voting the
shares of the Ownership Entity, or
the Secretary may, at his or her
discretion, require evidence of the
authority of the person voting the
shares of the Ownership Entity
including, without limitation, such
evidence of authority as is provided
for in Section 2.8 of these Bylaws.

2.8    Voting Of Shares By Certain
Holders.

      2.8.1  Shares held jointly in
the name of a husband and wife are
treated as owned by one Shareholder
and may be voted by either spouse.

      2.8.2  Shares held by an
administrator, executor, guardian or
conservator may be voted by him,
either in person or by proxy, without
a transfer of such shares into his
name. Shares standing in the name of
a trustee may be voted by him, either
in person or by proxy, but no trustee
shall be entitled to vote shares held
by him without a transfer of such
shares into his name.

     2.8.3  Shares outstanding in the
name of a receiver may be voted by
such receiver, and shares held by or
under the control of a receiver may
be voted by such receiver without the
transfer thereof into his name if
authority to do so be contained in
the appropriate order of the Court by
which such receiver was appointed.

     2.8.4  A Shareholder whose
shares are pledged shall be entitled
to vote such shares until the shares
have been transferred into the name
of the pledgee, and thereafter the
pledgee shall be entitled to vote the
shares so transferred.

     2.8.5  Treasury shares of its
own stock held by the Corporation
shall not be voted at any meeting or
counted in determining the total
number of outstanding shares at any
given time for purposes of any
meeting.

     2.9    Unanimous Consent By
Shareholders. Any action required or
permitted to be taken at a meeting of
the Shareholders may be taken without
a meeting if a consent in writing,
setting forth the action so taken,
shall be signed by all of the
Shareholders entitled to vote with
respect to the subject matter
thereof.

     2.10   Cumulative Voting. At
each election for Directors, every
Shareholder entitled to vote at such
election shall have the right to
vote, in person or by proxy, the
number of shares owned by him for as
many persons as there are Directors
to be elected and for those whose
election he has a right to vote, or
to cumulate his or her or her votes
by giving one candidate as many votes
as the number of such Directors
multiplied by the number of his or
her shares shall equal, or by
distributing such votes on the same
principal among any number of such
candidates.

     2.11   Restriction on Transfer
of Shares. Each Stock certificate
shall bear the following legend
legibly and conspicuously on its
face.

     "The transfer of this stock is
     subject to the terms and
     conditions of the Bylaws of the
     Corporation."

3    BOARD OF DIRECTORS

     3.1    General Powers. The
business and affairs of the
Corporation shall be managed by its
Board of Directors, which may
exercise all powers of the
Corporation and do all lawful acts
and things as are not by statute or
by the Articles of Incorporation or
by the Bylaws directed or required to
be exercised or done by the
shareholders.

     3.2    Number. Tenure And
Qualifications. The number of
Directors of the Corporation shall be
the same as the number of
Shareholders (Shares held jointly in
the name of multiple owners shall be
deemed to be held by a single
Shareholder for purposes of this
paragraph). The Shareholders may, by
vote of a majority of the Shares
issued and outstanding as of the date
of such a vote at a meeting called
for such purpose, increase the number
of directors to not more than five
directors. Each Director shall hold
office until the next annual meeting
of Shareholders or until his or her
successor shall have been elected and
qualified. Directors need not be
residents of the State of Vermont or
Shareholders of the Corporation. Each
Shareholder (or the estate of a
deceased Shareholder) shall have the
right to designate, in writing, a
candidate for Director; in instances
where Shares of Stock are held in the
name of two or more persons, the
persons holding the Shares of Stock
shall have the right to, by written
notice to the Secretary, designate a
Director candidate. In the event no
such candidate is designated prior to
a meeting at which Directors are to
be elected, a majority of the
Shareholders shall designate the
candidate.

      3.3 Regular Meetings. A regular
meeting of the Board of Directors
shall be held without other notice
than this Bylaw immediately after,
and at the same place as, the annual
meeting of Shareholders. The Board of
Directors may provide, by resolution,
the time and place, either within or
without the State of Vermont, for the
holding of additional regular
meetings without other notice than
such resolution.

      3.4 Special Meetings. Special
meetings of the Board of Directors
may be called by or at the request of
the President or any two Directors.
The person or persons authorized to
call special meetings of the Board of
Directors may fix any reasonably
convenient place, either within or
without the State of Vermont, as the
place for holding any special meeting
of the Board of Directors called by
them.

      3.5 Notice. Notice of any
special meeting shall be given at
least five days previously thereto by
written notice delivered personally
or mailed to each Director at his or
her business address, or by telegram.
If mailed, such notice shall be
deemed to be delivered when deposited
in the United States mail, so
addressed, with postage thereon
prepaid. If notice be given by
telegram, such notice shall be deemed
to be delivered when the telegram is
delivered to the telegram company.
Any Director may waive notice of any
meeting. The attendance of a Director
at a meeting shall constitute a
waiver of notice of such meeting,
except where a Director attends a
meeting for the express purpose of
objecting to the transaction of any
business because the meeting is not
lawfully called or convened. Neither
the business to be transacted at, nor
the purpose of, any regular or
special meeting of the Board of
Directors need be specified in the
notice or waiver of notice of such
meeting.

      3.6 Quorum. A majority of the
number of Directors designated in
accordance with Paragraph 3.2 above
shall constitute a quorum for the
transaction of business at any
meeting of the Board of Directors,
but if less than such majority is
present at a meeting, a majority of
the Directors present may adjourn the
meeting from time to time without
further notice.

      3.7 Manner of Acting. The act
of the majority of the Directors
present at a meeting at which a
quorum is present shall be the act of
the Board of Directors unless a
greater vote is required by statute,
the Articles of Incorporation, or
these Bylaws.

      3 . 8 Action Without A Meeting.
Any action required or permitted to
be taken by the Board of Directors at
a meeting may be taken without a
meeting if a consent in writing,
setting forth the action so taken,
shall be signed by all of the
Directors and filed with the minutes
of the meetings of the Board of
Directors.

      3.9    Vacancies. Any vacancy
occurring in the Board of Directors
may be filled by the affirmative vote
of a majority of the remaining
Directors though less than a quorum
of the Board of Directors, provided
that the provisions of Section 3.2
above shall apply to the selection of
candidates to fill any vacancies on
the Board of Directors. A Director
elected to fill a vacancy shall be
elected for the unexpired term of his
or her predecessor in office. Any
Directorship to be filled by reason
of an increase in the number of
Directors may be filled by election
by the Board of Directors for a term
of office continuing only until the
next election of Directors by the
Shareholders.

      3.10   Compensation. By
resolution of the Board of Directors,
each Director may be paid his or her
expenses, if any, of attendance at
each meeting of the Board of
Directors, and may be paid a stated
salary as Director or fixed sum for
attendance at each meeting of the
Board of Directors or both. No such
payment shall preclude any Director
from serving the Corporation in any
other capacity and receiving
compensation therefore.

      3.11   Presumption of Assent. A
Director of the Corporation who is
present at a meeting of the Board of
Directors at which action on any
corporate matter is taken shall be
presumed to have assented to the
action taken unless his or her
dissent or recusal shall be entered
into the minutes of the meeting or
unless he shall file his or her
written dissent or recusal to such
action with the person acting as the
Secretary of the meeting before the
adjournment thereof or shall forward
such dissent or recusal by registered
mail to the Secretary of the
Corporation immediately after the
adjournment of the meeting. Such
right to dissent shall not apply to a
Director who voted in favor of such
action.

      3.12   Removal of Directors.
The shareholders may remove one or
more directors with or without cause
in accordance with llA V.S.A.
8.08(a).

      3.13   Committees. The Board of
Directors may create one or more
committees and appoint members of the
Board of Directors to serve on them
pursuant to llA V.S.A.  8.25(a). Each
committee must have two or more
members, who serve at the pleasure of
the Board of Directors.

4    OFFICERS

      4.1 Officers. The officers of
the Corporation shall be a President
and Secretary, and may include one or
more Vice Presidents and a Treasurer,
each of whom shall be elected by the
Board of Directors. Such other
officers and assistant officers as
may be deemed necessary may be
elected or appointed by the Board of
Directors. Any two or more offices
may be held by the same person,
except the offices of President and
Secretary.

      4.2 Election And Term Of
Office. - The officers of the
Corporation shall be elected annually
at the first meeting of the Board of
Directors held after each annual
meeting of the Shareholders. If the
election of officers shall not be
held at such meeting, such election
shall be held as soon thereafter as
conveniently may be. Each officer
shall hold office until his or her
successor shall have been duly
elected and shall have qualified or
until his or her death or until he
shall resign or shall have been
removed in the manner hereinafter
provided.

     4.3 Removal. All officers and
agents serve at the pleasure of the
Board of Directors and may be removed
at any time by the Board of
Directors, with or without cause,
pursuant to 1 l A V. S. A.8.43(b).
Such removal from office, however
effected, shall be without prejudice
to the contract rights, if any, of
the person so removed. In accordance
with llA V.S.A. 8.44(a), election or
appointment of an officer or agent
shall not of itself create contract
rights.

     4.4 Vacancies. A vacancy in any
office because of death, resignation,
removal, disqualification or
otherwise may be filled by the Board
of Directors for the unexpired
portion of the term.

     4.5 Approval of Major Decisions.
Any decision or vote of the Directors
notwithstanding, no decisions of the
Directors on any of the following
matters shall be final and binding
upon the Corporation except upon
prior written approval by the Chief
Executive Officer of the Corporation.

      4.5.1 Issuance, sale, purchase
or acquisition of any capital stock,
bonds, debentures or warrants of the
Corporation, or the approval of
additional authorized shares or
classes of stock of the Corporation.

      4.5.2 Approval of, or material
deviation from, the annual budget for
the Corporation.

      4.5.3 Sale, pledge or mortgage
of all or substantially all of the
assets of the Corporation.

      4.5.4 Acquisition by the
Corporation of any real or personal
property (by purchase, lease or
otherwise) of a value equal to or
greater than $50,000.00 in any single
transaction or series of related
transactions.

      4.5.5 Borrowing or assumption
of indebtedness by the Corporation in
an amount greater than $10,000.00 in
any single transaction or series of
related transactions.

      4.5.6 Employment of any person
for a period of more than one year.

      4.5.7 Settlement or compromise
of any claim by or against the
Corporation that materially affects
or impairs the operation of the
Corporation or is in the aggregate
amount equal to or greater than
$25,000.00 arising out of any single
transaction or any series of related
transactions unless such settlement
is entirely funded from the proceeds
of insurance.

      No Major Decision shall be
binding upon the Corporation unless
approved, in advance, by the Chief
Executive Officer and evidenced by a
certificate of the Secretary setting
forth the approval of the Major
Decision which certificate shall be
affirmed by the Chief Executive
Officer.

     4.6 Chief Executive Officer. The
Chief Executive Officer of the
Corporation shall be solely
responsible for approving and shall,
pursuant to these Bylaws have the
authority to approve, all Major
Decisions of the Corporation, as
provided in Paragraph 4.5 above, and
shall supervise and control all of
the business and affairs of the
Corporation with respect to such
Major Decisions. The Chief Executive
Officer shall preside at all meetings
of the Directors and Shareholders of
the Corporation.

     4.7 President. The President
shall be the chief operating officer
of the Corporation and shall, in
general, supervise and control the
business and affairs of the
Corporation, except those business
affairs reserved in these Bylaws to
the Chief Executive Officer, or
delegated by the Directors or these
Bylaws to another officer of or agent
for the Corporation. The President
shall sign, with the Secretary,
certificates for shares of the
Corporation, and shall, except as
otherwise provided in these Bylaws or
in the resolutions of the Directors,
or as may be required by law to be
otherwise signed or executed, be the
duly authorized agent of the
Corporation to execute, in the name
of the Corporation, any deeds,
mortgages, bonds, contracts, or other
instruments that the Board of
Directors has authorized to be
executed; and in general shall
perform all duties incident to the
office of President and such other
duties as may be prescribed by the
Board of Directors from time to time.

     4.8 The Vice-President. In the
absence of the President or in the
event of his or her or her death,
inability or refusal to act, the
Vice-President (or in the event there
be more than one Vice-President, the
Vice-Presidents in the order
designated at the time of their
election; or in the absence of any
designation, then in the order of
their election) shall perform the
duties of the President, and when so
acting shall have all the powers of
and be subject to all the
restrictions upon the President. Any
Vice-President may sign, with the
Secretary or an Assistant Secretary,
certificates for shares of the
Corporation; and shall perform such
other duties as from time to time may
be assigned to him by the President
or by the Board of Directors.

     4.9 The Secretary. The Secretary
shall. (a) keep the minutes of the
proceedings of the Shareholders and
of the Board of Directors in one or
more books provided for that purpose;
(b) see that all notices are duly
given in accordance with the
provisions of these Bylaws or as
required by law; (c) be custodian of
the corporate records and of the seal
of the Corporation and see that the
seal of the Corporation is affixed to
all documents in the execution of
which, on behalf of the Corporation,
under its seal is duly authorized;
(d) keep a register of the post
office address of each Shareholder
and Director that shall be furnished
to the Secretary by such Shareholder
or Director; (e) sign with the
President, or a Vice-President,
certificates for shares of the
Corporation, the issuance of which
shall have been authorized by
resolution of the Board of Directors;
(fl have general charge of the stock
transfer books of the Corporation and
(g) in general perform all duties
incident to the office of Secretary
and such other duties as from time to
time may be assigned to him or her by
the President or by the Board of
Directors.

     4.10 The Treasurer. The
Treasurer shall. (a) have charge and
custody of and be responsible for all
funds and securities of the
Corporation; (b) receive and give
receipts for monies due and payable
to the Corporation from any source
whatsoever, and deposit all such
monies in the name of the Corporation
in such banks, trust companies or
other depositories as shall be
selected in accordance with the
provisions of Article V of these
Bylaws; and (c) in general perform
all of the duties incident to the
office of Treasurer and such other
duties as from time to time may be
assigned to him by the President or
by the Board of Directors. If
required by the Board of Directors,
the Treasurer shall give a bond for
the faithful discharge of his or her
duties in such sum and with such
sureties as the Board of Directors
shall determine.

     4.11 Assistant Secretaries And
Assistant Treasurers. The Assistant
Secretaries, when authorized by the
Board of Directors may sign with the
President or a Vice-President
certificates for shares of the
Corporation, the issuance of which
shall have been authorized by a
resolution of the Board of Directors.
The Assistant Treasurers shall
respectively, if required by the
Board of Directors, give bonds for
the faithful discharge of their
duties in such sums and with such
sureties as the Board of Directors
shall determine. The Assistant
Secretaries and Assistant Treasurers,
in general, shall perform such duties
as shall be assigned by them by the
Secretary or Treasurer, respectively,
or by the President or the Board of
Directors.

     4.12 Salaries. The salaries of
the officers shall, at the discretion
of the Directors, be fixed from time
to time by the Board of Directors and
no officer shall be prevented from
receiving such salary by reason of
the fact that he is also a Director
of the Corporation. Unless and until
a salary or other compensation is
established by resolution of the
Directors, no officer shall be
entitled to receive a salary or other
compensation from the Corporation.

     4.13 At-will Employment. Unless
otherwise agreed in writing by the
Directors and ratified by the
Shareholders in accordance with
Paragraph 2.11 of these Bylaws, every
officer and employee of the
corporation shall be an "at-will"
employee, and their employment shall
be subject to termination by a
majority vote of the Directors. No
officer or employee of the
Corporation shall be entitled to such
employment by virtue of their
ownership of any Stock in the
Corporation.

5    CONTRACTS. LOANS CHECKS AND
DEPOSITS

     5.1 Contracts. The Board of
Directors may authorize any officer
or officers, agent or agents, to
enter into any contract or execute
and deliver any instrument in the
name of and on behalf of the
Corporation, and such authority may
be general or confined to specific
loans.

     5.2 Loans. No loans shall be
contracted on behalf of the
Corporation and no evidences of
indebtedness shall be issued in its
name unless authorized by these
Bylaws or by a resolution of the
Board of Directors. Such authority
may be general or confined to
specific instances.

     5.3 Checks Drafts! Etc. All
checks, drafts or other orders for
the payment of money, notes or other
evidences of indebtedness issued in
the name of the Corporation, shall be
signed by such officer or officers,
agent or agents, of the Corporation
and in such manner as shall from time
to time be determined by resolution
of the Board of Directors.

     5.4 Deposits. All funds of the
Corporation not otherwise employed
shall be deposited from time to time
to the credit of the Corporation in
such banks, trust companies or other
depositories as the Board of
Directors may select.

6    CERTIFICATES FOR SHARES AND
THEIR TRANSFER

      6.1 Certificates For Shares.
Each shareholder, upon payment in
full for his or her shares, shall be
entitled to a certificate certifying
the number of shares owned by him or
her in the Corporation. Certificates
representing shares of the
Corporation shall be in such form as
shall be determined by the Board of
Directors. Such certificates shall be
signed by the President or a
Vice-President and by the Secretary
or an Assistant Secretary and sealed
with the corporate seal or a
facsimile thereof. The signatures of
such officers upon a certificate may
be facsimiles if the certificate is
manually signed on behalf of a
transfer agent or a registrar, other
than the Corporation itself or one of
its employees. Each certificate for
shares shall be consecutively
numbered or otherwise identified. The
name and address of the person to
whom the shares represented thereby
are issued, with the number of shares
and date of issue, shall be entered
on the stock transfer books of the
Corporation.

      6.2 Cancellation of
Certificates. All certificates
surrendered to the Corporation for
transfer shall be canceled and no new
certificate shall be issued until the
former certificate for a like number
of shares shall have been surrendered
and canceled, except that in case of
a lost, destroyed or mutilated
certificate a new one may be issued
therefore upon such terms and
indemnity to the Corporation as the
Board of Directors may prescribe.

      6.3 Transfer Of Shares.
Transfer of shares of the Corporation
shall be made on the stock transfer
books of the Corporation by the
holder of record thereof or by his or
her legal representative, who shall
furnish proper evidence of authority
to transfer, or by his or her
attorney thereunto authorized by
power of attorney duly executed and
filed with the Secretary of the
Corporation, and on surrender for
cancellation of the certificate for
such shares. The person in whose name
shares stand on the books of the
Corporation shall be deemed by the
Corporation to be the owner thereof
for all purposes and the Corporation
shall not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person, whether or not
it shall have express or other notice
thereof, except as otherwise provided
by law; provided that whenever any
transfer of shares is made for
collateral security and not
absolutely, such fact shall be so
expressed in the entry of transfer if
so requested by a written notice to
the Secretary which has been executed
by both the transferor and the
transferee.

7    RESTRICTION ON TRANSFER. Any
contrary provision of these Bylaws
notwithstanding, no Shareholder may
sell, assign, pledge or otherwise
transfer or encumber such Shares
except as follows.

     7.1 Transfer. No Shareholder
shall sell, transfer, assign,
syndicate, pledge or otherwise
dispose of or encumber (voluntarily,
involuntarily, by operation of law or
otherwise) his or her or her shares,
except as expressly provided herein.
No action in contravention of this
Article shall be effective to
transfer or reassign the Shares of a
Shareholder.

     7.2    Cross Purchase Agreement.
A Shareholder may, at any time, elect
to sell his or her or her Shares, or
purchase the Shares of other
Shareholders upon the following terms
and conditions.

     7.2.1  It is the purpose of this
section of the Bylaws to set forth
the procedure whereby the Shares of
the Corporation may be purchased
and/or sold among the Shareholders.

      7.2.1.1  For purposes of this
Section, the term "Notifying
Shareholder" shall mean the
Shareholder who initiates the process
of the acquisition or sale of Shares
by giving notice, as hereinafter set
forth.

      7.2.1.2 The term "Receiving
Shareholder(s)" shall mean the
Shareholder or Shareholders from whom
the Notifying Shareholder desires to
acquire Shares of the Corporation.

      7.2.1.3 The term "Remaining
Shareholder(s)" shall mean the
Shareholder or Shareholders of record
of the Corporation, including the
Receiving Shareholder but excluding
the Notifying Shareholder.

      7.2.1.4 The term "Notice of
Intent to Purchase" shall mean the
written notice sent by the Notifying
Shareholder to the Remaining
Shareholder(s), including the
Receiving Shareholder(s), notifying
them of the intent of the Notifying
Shareholder to purchase the interest
of the Receiving Shareholder(s).

      7.2.2  Purchase or Sale of All
Shares. In order to exercise the
right to purchase set forth in this
Section, unless otherwise agreed
between and among the Shareholders,
the right to purchase and the
obligation to sell Shares to the
Corporation under this Section may be
exercised only as to all of the
Shares of the Notifying and Receiving
Shareholders. In other words, if the
Notifying Shareholder owns 80% of the
stock of the Corporation and the
Receiving Shareholder owns 20 % of
the stock of the Corporation, the
Notice to Purchase shall reflect the
per-share price for all of the Shares
owned by the Receiving Shareholder.
If the Receiving Shareholder elects
to purchase the Shares of the
Notifying Shareholder, the Receiving
Shareholder shall purchase all of the
Shares of the Notifying Shareholder
for the per-share price set forth in
the Notice.

      7.2.3  Notice of Intent to
Purchase. The Notifying Shareholder
electing to purchase the Shares of a
Receiving Shareholder(s) shall send
Notice of Intent to Purchase to all
of the Remaining Shareholders,
setting forth the price and terms
upon which the Shares of the
Receiving Shareholder(s) are proposed
to be purchased.

      7.2.4  Response to Notice. The
Remaining Shareholders, or any of
them, shall have a period of sixty
(60) days from date of receipt of
such notice to elect to purchase the
Shares of the Notifying Shareholder
upon the same terms and conditions,
and at the same price contained in
the Notice of Intent to Purchase. If
the Remaining Shareholders, or any of
them, so elect, they shall give
written notice of such election to
the Notifying Shareholder, and shall
have the greater of thirty (30) days
following the date of such notice or
the closing date established by the
Notifying Shareholder to tender the
Notifying Shareholder the purchase
price, or other consideration set
forth in the Notice of Intent to
Purchase; the Remaining Shareholders
who elect to purchase, may, at their
option, finance the purchase with a
note to the Notifying Shareholder,
payable, with interest, at the New
York prime rate, with payments of
interest only quarterly and a final
payment of principal and interest one
year following the date of closing
secured by a pledge of the Notifying
Shareholder's stock. Unless otherwise
expressly provided herein, each of
the Remaining Shareholders shall have
the right to purchase, pro-rata, the
Shares of the Notifying Shareholders,
the purchase based upon the number of
Shares owned by each Remaining
Shareholder who elects to purchase
the Shares of the Notifying
Shareholder, as of the date of
notice.

      7.2.5  Failure of Remaining
Shareholders to Purchase. If the
Remaining Shareholders fail or are
unable to purchase the Shares of the
Notifying Shareholder as aforesaid,
the Notifying Shareholder shall have
a period of thirty (30) days
following the date of expiration of
the aforesaid election period (or
written notice from the Remaining
Shareholders that none of them
intends to purchase, whichever occurs
sooner), to tender to the Receiving
Shareholder(s) the consideration set
forth in the Notice of Intent to Pur
chase.

      7.2.6  Tender of Purchase
Price. The Shareholder or
Shareholders from whom the Shares are
to be purchased in accordance with
the foregoing provisions shall, upon
tender of the consideration set forth
in the Notice of Intent to Purchase,
endorse, execute and deliver to the
purchasing Shareholder or
Shareholders all stock certificates
and/or documents reasonably required
to transfer the Shares of the selling
Shareholder to the purchasing
Shareholder or Shareholders, and also
shall submit written resignations as
an officer and/or director of the
Corporation and a general release of
the Corporation from all obligations
to the selling Shareholder, except
those obligations, if any contained
in the consideration for the purchase
of the Shares.

      7.2.7  Failure by Notifying
Shareholder to Purchase. In the
event, after delivering a Notice of
Intent to Purchase to the Receiving
Shareholder, the Notifying
Shareholder shall fail or be unable
to purchase the Shares of the
Receiving Shareholder, the Notifying
Shareholder shall reimburse the
Receiving Shareholder for any and all
costs or expenses, including
attorney's fees, incurred by the
Receiving Shareholder in connection
with any efforts by the Receiving
Shareholders to arrange to purchase
the Shares of the Notifying
Shareholder.

      7.2.8  Satisfaction of
Pledges/Guarantees. As a condition
precedent to any sale or purchase of
any Stock pursuant to the provisions
of this Section 7.2, the purchasing
an/or Remaining Shareholders shall
cause the selling Shareholder to be
released from all guarantees and/or
other obligations undertaken by the
selling Shareholder on behalf of the
Corporation, and shall cause all
collateral pledged by such selling
Shareholder on account of such
obligations to be released. All
pledges shall be subject to this
Paragraph 7.2.8.  A pledge shall be
released provided that the pledge
shall be applied to the proceeds of
the sale of the Shares. A release
shall be delivered by the purchasing
and/or Remaining Shareholders not
later than the date upon which the
selling Shareholder is obligated to
sell and transfer his or her Shares
to the purchasing and/or Remaining
Shareholders. In the event the
purchasing and/or Remaining
Shareholders fail or are unable to
cause the release of the selling
Shareholder from such guarantees,
liabilities and/or pledge of
collateral, all acts undertaken by
the purchasing and/or Remaining
Shareholders in connection with this
Subsection 7.2.8 shall be null and
void.

     7.3    Right of First Refusal.
In the event a Shareholder enters
into a bona fide, arms' length
agreement to sell his or her or her
Shares in the Corporation to any
third party, such Shareholder (the
Notifying Shareholder) shall give
Notice of Intent to Sell to the
Corporation and the Remaining
Shareholders, in writing, of the
terms and conditions under which the
sale to such third party is to occur;
such Notice shall include a copy of
the Contract of Sale between the
Notifying Shareholder and the third
party, and shall certify that the
sale is a bona fide, arm's length
transaction between the Notifying
Shareholder and such third party.

     7.3.1  Right to Purchase. The
Corporation and/or the Remaining
Shareholders shall have the right to
purchase the Shares of the Notifying
Shareholder in accordance with the
terms of the Notice and the Contract
of Sale, giving written notice of
such election to the Notifying
Shareholder not later than thirty
(30) days following receipt of the
Notice.

      7.3.1.1  If the Corporation
and/or the Remaining Shareholders
elect to purchase the interest of the
Notifying Shareholder, in accordance
with the terms and conditions,
including the time for performance,
as set forth in the Notice,
acquisition of the Shares shall be in
accordance with such terms and
conditions.

      7.3.1.2 If the Corporation or
the Remaining Shareholders give
notice of intent to purchase from the
Notifying Shareholders and,
notwithstanding such notice, fail to
perform in accordance with the terms
of the Notice, the Notifying
Shareholder shall be entitled to
recover from the Remaining
Shareholder an amount equivalent to
the contract damages, if any, to
which the Notifying Shareholder would
be entitled in an action for breach
of the Contract Sale.

      7.3.2  Failure to Purchase. In
the event the Corporation and/or the
Remaining Shareholders fail to give
Notice of intent to purchase, as
aforesaid, the Notifying Shareholder
may forthwith sell and convey his or
her Shares to such third party upon
the terms and conditions set forth in
the third party contract; the
Corporation and the Remaining
Shareholders shall execute any and
all documents reasonably required to
facilitate the sale. In the event of
any material change in the terms and
conditions or such third party
contract prior to the sale and
conveyance, the right of first
refusal of the Corporation and the
Remaining Shareholders shall apply to
the revised contract.

      7.3.3  Default of Agreement. If
the Receiving Shareholder gives
Notice of Intent to purchase and,
notwithstanding such notice, fails to
perform in accordance with the terms
of the Notice, the Notifying
Shareholder shall be entitled to
recover from the Receiving
Shareholder an amount equivalent to
the contract damages, if any, to
which the Notifying Shareholder would
be entitled in an action for breach
of the Contract Sale.

     7.3.4  Subsequent Sales. The
foregoing right of first refusal
shall apply to any initial sale or
any subsequent resale of Shares by
any Shareholder.

     7.3.s  Right to Purchase:
Priorities. Where, as specified in
this subsection, the right to
purchase shares is granted to the
"Corporation and/or the
Shareholders", such right to purchase
shall be exercised in the following
order of priority.

(a) First, if the Corporation gives
notice of its election to purchase,
the Corporation may, except as
provided in Subparagraph 7.3.6 below,
purchase any or all of the shares;

(b) Second, if all of the Remaining
Shareholders give notice of their
election to purchase, all of the
Shareholders may purchase such shares
not purchased by the Corporation pro
rata, based upon the numbers of
shares held prior to the purchase;

(c) Third, any remaining unpurchased
shares may be purchased by any of the
Shareholders desiring to purchase
such shares, pro rata, based upon the
numbers of shares held by the
Shareholders desiring to purchase.

      7.3.6  Obligation to Purchase
All Shares. In the event the
Corporation and/or the Remaining
Shareholders elect to exercise their
right to purchase the shares of the
Notifying Shareholder, they must,
unless otherwise agreed by the
Notifying shareholder, purchase all
of the shares offered for sale by the
Notifying Shareholder. In the event
the Corporation and/or the Remaining
Shareholders fail or are unable to
purchase all of such shares, they
shall be deemed to have waived their
right of first refusal with respect
to such sale of shares.

     7.4    Death or Incapacity. In
the event of the death or the
incapacity of a Shareholder so that
such Shareholder is unable to
participate in the management of the
Corporation, his or her or her Shares
shall vest in his or her or her
Guardian or legal representatives, as
the case may be, in which event his
or her or her Shares shall, except as
hereinafter provided, continue to be
subject to purchase by the Remaining
Shareholders at a value established
in accordance with Paragraph 7.6 of
these Bylaws. In the event of the
death of a Shareholder, whose Share
are not acquired by the Corporation
and/or any or all of the Remaining
Shareholders, the Corporation may
purchase said Shares on the same
terms and conditions. If the proceeds
of insurance, as from time to time
may be maintained by the Corporation
to purchase the stock of a deceased
Shareholder, are insufficient to pay
the purchase price of the Shares of
the deceased Shareholder, or if such
deceased Shareholder was uninsurable
for all or part of the value of his
or her share, any amounts owed to the
estate of the deceased Shareholder by
the Corporation may be paid to such
estate in quarterly installments over
a term of three (3) years from the
date the value of such deceased
Shareholder is established, with
interest accruing from the date of
valuation on such amount at the New
York prime rate of interest, as
published in the Wall Street Journal
Money Rates, in effect as of the date
of death of such Shareholder.

      7.5    Bankruptcy of a
Shareholder. In the event bankruptcy
shall have occurred as to a
Shareholder, the Corporation may, at
its sole election, purchase the
Shares of such Shareholder in
quarterly installments over a term of
three (3) years from the date the
value of the Shares in such
bankruptcy is established, with
interest from the date of valuation
on such amount at the New York prime
rate of interest, as published in the
Wall Street Journal money rates, in
effect as of the date of bankruptcy
of such Shareholder, unless within
sixty (60) days from the date of
valuation, the trustee in bankruptcy
or receiver elects to purchase the
Shares of the Remaining Shareholders,
or sell the Shares of the bankrupt
Shareholder to a third party in
accordance with the foregoing terms.

     7.6  Valuation in the Event of
Death/Incapacity/Bankruptcy. For
purposes of valuation under
Paragraphs 7.4 and 7.5 above, the
value of the Shares to be acquired by
Corporation and/or the Purchasing
Shareholder or Shareholders shall be
as agreed upon between the parties,
provided that if the parties cannot
agree, the value of the Shares shall
he determined by Arbitration in
accordance with Paragraph 14 of these
Bylaws. The Arbitrator shall
establish the fair market value of
the assets of the Coloration,
determine the liabilities of the
Corporation, and determine the value
of the individual Shares. The amount
determined to be due each Selling
Shareholder shall be paid to such
Selling Shareholder in cash or
equivalent, not later than sixty 60)
days following the date of Notice of
Sale.

      7.7    Defective Transfer Of
Shares. Except in the event of the
adoption of a Stock Purchase
Agreement or any similar agreement
between the Corporation and/or its
Shareholders, no Shareholder shall
transfer, alienate, or in any way
dispose of any share of the
Corporation except in accordance with
these Bylaws.

      7.7.1  Any attempt or effort to
transfer Shares other than in
accordance with these Bylaws shall
not be legally effective to transfer
such Shares, and

      7.7.2  The Secretary shall
neither record such transfer in the
stock transfer records of the
Corporation nor issue any new or
replacement certificates based upon
such wrongful transfer.

     7.8    Securities Opinion. No
Shareholder shall transfer, alienate,
or in any way dispose of any share of
the Corporation without first
providing to the Corporation an
opinion of counsel satisfactory to
the Corporation, stating that such
transfer, alienation, or disposal
does not violate any state or federal
securities or tax laws, and that such
transfer, alienation, or disposal
will not have adverse tax effects on
the Corporation.

8    FISCAL YEAR. Each fiscal year of
the Corporation shall begin on the
1st day of August of each year and
end on the 31st day of July of the
subsequent year.

9    COMPETITION AND SELF DEALING.

      9.1 Independent Ventures.
Except as hereinafter provided, or
otherwise agreed by the Directors and
the Shareholders, in writing, any
Shareholder may engage in or possess
an interest in other business
ventures of any and every nature and
description, independently or with
others. Neither the Corporation nor
any of the other Directors shall have
any right by virtue of these Bylaws
in and to such independent ventures
or to the income, gain or profits
derived therefrom, nor shall any
Shareholder be obligated to offer to
the other Shareholders the
opportunity to participate in any
independent venture.

      9.2 Self-Dealing. The fact that
a Shareholder or any affiliate of a
Shareholder, as the case may be, is
employed by or is directly or
indirectly interested in or connected
with, any person, firm, or
corporation retained by the
Corporation to develop, construct,
sell and/or manage any project
undertaken by the Corporation, or to
render or perform a service, or to
whom or which the Corporation shall
convey any property or lease any
space, or from whom or which the
Corporation shall acquire any
property or lease any space, shall
not prohibit the corporation from
contracting with or otherwise dealing
with him or it, provided any such
dealing is on an arm's-length basis
and the fees paid for such services
are not in excess of fees customarily
paid for similar services and the
Shareholder discloses such
self-dealing to the other Shareholder
and such Shareholder at all times
recognizes and maintains a
relationship of fiduciary duty of
disclosure and fair dealing with the
Corporation. Neither the corporation
nor the Directors as such, shall have
any rights by virtue of these Bylaws
in or to any income or profits
derived from such services.

10   DIVIDENDS. The Board of
Directors may, from time to time,
declare and the corporation may pay
dividends on its outstanding Shares
in the manner, and upon the terms and
conditions provided by law and its
Articles of Incorporation, and in
accordance with the reasonable
business judgment of the Board of
Directors.

11   CORPORATE SEAL. The Board of
Directors shall provide a corporate
seal which shall be circular in form
and shall have inscribed thereon the
name of the Corporation and the state
of incorporation and the words
"Corporate Seal".

12   WAIVER OF NOTICE. Whenever any
notice is required to be given to any
Shareholder or Director of the
Corporation under the provisions of
these Bylaws or under the provisions
of the Articles of Incorporation or
under the provisions of the Vermont
Business Corporation Act, a waiver
thereof in writing signed by the
person or persons entitled to such
notice, whether before or after the
time stated therein, shall be deemed
equivalent to the giving of such
notice.

13   AMENDMENTS.

      13.1 Except as hereinafter
provided, these Bylaws may be
altered, amended or repealed and new
Bylaws may be adopted by the Board of
Directors or by the Shareholders at
any regular or special meeting.

      13.2 Any contrary provision of
these Bylaws notwithstanding, the
following Articles and Sections may
be amended only by a two-thirds vote
of all of the Shares of the
Corporation issued and outstanding as
of the date of the meeting at which
such vote is taken.

14   ARBITRATION. To the extent any
provision of these Bylaws expressly
provides for Arbitration to resolve
any dispute arising under such
provision, the following rules shall
govern the notice and conduct of the
Arbitration.

      14.1 Arbitration shall only be
available with respect to the
provisions of these Bylaws that
expressly provide for Arbitration.

      14.2 Notice of an election to
arbitrate (Notice of Arbitration)
shall be in writing and shall be
given by the Shareholder or
Shareholders electing arbitration not
later than 10 days following the date
of notice of the event or decision
for which arbitration is requested.

      14.3 The Shareholder or
Shareholders receiving Notice of
Arbitration shall, within 10 days
following receipt of the Notice to
Arbitrate, provide to the Shareholder
giving the Notice to Arbitrate a list
of the names and addresses of 5
business consultants, public
accountants, Vermont licensed
attorneys who regularly practice
business or commercial law, or
members of the American Arbitration
who specialize in commercial and/or
corporate arbitration; the proposed
arbitrators shall not have any
business or family affiliation with
the Corporation or its Shareholders.

      14.4 Not later than 10 days
following receipt of the list of the
proposed arbitrators submitted in
accordance with Paragraph 14.3 above,
the Shareholder electing arbitration
shall designate an Arbitrator from
the list of propose arbitrators, and
shall notify, in writing, both the
other Shareholder or Shareholders and
the designated Arbitrator of the
designation.

      14.5 The designated Arbitrator
shall conduct the arbitration
expeditiously, and the Shareholders,
Directors and Officers of the
Corporation shall cooperate fully in
the arbitration. The Shareholders,
Directors and Officers of the
Corporation shall meet with the
Arbitrator upon reasonable notice,
and shall provide to the Arbitrator
such documents and other information
as the Arbitrator may reasonably
require.

      14.6 The Arbitrator shall use
his or her or her best efforts to
conclude the arbitration within 30
days following the designation as
Arbitrator, and shall, upon
completion of the arbitration, issue
a written decision to the
Shareholders. The decision of the
Arbitrator shall be final and
enforceable in a court of competent
jurisdiction.

      14.7 The cost of the
arbitration, including any fees
charged by the Arbitrator, shall be
paid in equal shares by the party
requesting arbitration and by the
Corporation.

      14.8 The Shareholders and the
Corporation acknowledge and agree
that these Bylaws include an
Agreement to Arbitrate and, in
accordance with Chapter 192 of Title
12 of the Vermont Statutes, the
Shareholders acknowledge that, in the
event any Shareholder elects to
arbitrate any dispute arising under
these Bylaws for which Arbitration is
provided as a remedy, no Shareholder
will be able to bring a lawsuit
concerning any such dispute, unless
it involves a question of
constitutional or civil rights.
Instead, the Shareholders agree to
submit such disputes to an impartial
arbitrator or arbitrators as provided
herein.

15   NOTICE. If at any time it shall
become necessary for the
Shareholders, Officers or Directors
of the Corporation to serve any
notice, demand or communication upon
any other party to these Bylaws, such
notice, demand or communication shall
be in writing signed by the party
serving the same, and either
delivered personally or deposited in
the registered or certified United
States mail, returned receipt
requested, postage prepaid.

      15.1 If intended for the
Corporation and/or its Officers or
Directors, such notice shall be
addressed to the registered or
business office of the Corporation,
Attention. Secretary

      15.2 If intended for the
Shareholders such notice shall be
sent to the Shareholders at the
address each has given to the
Corporation as the address to which
notices shall be sent.

      15.3 Any party may designate an
alternate agent to receive Notices or
an alternate address for Notices by
giving written Notice thereof to the
other party.

      15.4 Any notice so mailed shall
be deemed to have been given as of
the time such Notice is delivered or
is deposited in the United States
mail.

      15.5 Any party who acknowledges
receipt of Notice timely given by
another party shall be deemed to have
received such Notice, notwithstanding
that the giving of such was Notice in
accordance with the formalities of
this Paragraph.

16   INDEMNIFICATION OF DIRECTORS AND
OFFICERS.

     The Corporation shall indemnify
every director and officer from and
against any and all losses, claims
and expenses reasonably incurred by
him in connection with any action,
suit or proceeding to which he may be
made a party by reason of his or her
being or having been a director or
officer (including serving as the
administrator or fiduciary of any
pension or welfare plan of the
corporation) to the greatest extent
provided by law, except in relation
to matters as to which he shall be
adjudged finally, in such action,
suit or proceeding, to be liable for
gross negligence or gross or willful
misconduct in breach of his or her
duty as such an officer, director,
administrator or fiduciary. In the
event of settlement, indemnification
shall be provided only in connection
with such matters covered by the
settlement as to which the
Corporation is advised by counsel
that the person to be indemnified did
not commit such a breach of duty. The
foregoing right to indemnity accruing
to any person shall not exclude any
other right to which he lawfully may
be entitled nor shall anything herein
contained restrict the right of the
Corporation to indemnify or reimburse
such person in any proper case even
though not specifically herein
provided. In addition, the
Corporation may purchase and maintain
insurance on behalf of such persons
against any liability asserted
against him and incurred by him in
any such capacity, or arising out of
his or her status as such, whether or
not the Corporation would have the
power to indemnify against such
liability under the provisions of
law.

17   INSPECTION OF RECORDS.

      17.1 Corporate Records. A
shareholder of the Corporation may
inspect and copy, during regular
business hours at the corporation's
principal office, any of the
following records of the Corporation
in accordance with llA V.S.A.
16.02(a) if the shareholder gives the
corporation written notice of the
shareholder's demand at least five
business days before the date on
which the shareholder wishes to
inspect and copy.

       17.1.1 its articles or
restated articles of incorporation
and all amendments to them currently
in effect;

       17.1.2 its bylaws or restated
bylaws and all amendments to them
currently in effect;

       17.1.3 resolutions adopted by
the Board of Directors creating one
or more classes or series of shares,
and fixing their relative rights,
preferences, and limitations, if
shares issued pursuant to those
resolutions are outstanding;

       17.1.4 the minutes of all
shareholders' meetings, and records
of all action taken by shareholders
without a meeting;

       17.1.5 all written
communications to shareholders
generally within the past three
years, including the financial
statements furnished for the past
three years under llA V.S.A.  16.20;

       17.1.6 a list of the names and
business addresses of its current
directors and officers;

       17.1.7 its most recent annual
report delivered to the Secretary of
State under 1 lA V.S.A.  16.22;

      17.2 Financial Records. A
shareholder of the Corporation shall
have the right to inspect and copy,
during regular business hours at a
reasonable location specified by the
Corporation, the accounting records
of the Corporation and the record of
shareholders in accordance llA V.S.A.
16.02(b) if the shareholder meets the
following requirements of llA V.S.A.
16.02(c);

      17.2.1 the shareholder
establishes that the shareholder's
demand is made in good faith and for
a proper purpose;

      17.2.2 the shareholder
describes with reasonable
particularity the shareholder's
purpose and the records the
shareholder desires to inspect; and

      17.2.3 the records are directly
connected with the shareholder's
purpose.

      17.3 Confidentiality. Any
shareholder that chooses to inspect
or copy any of the above-mentioned
records shall maintain
confidentiality and shall not
disclose the content of such records
to anyone except his or her financial
advisors or other professional
counsel.

18   INTERPRETATION OF BYLAWS. In the
event of any conflict or ambiguity in
these Bylaws, the Board of Directors
shall interpret these Bylaws in a
manner which best serves the purpose
and interests of the Corporation.

     The foregoing Bylaws were
adopted by the Board of Directors of
the Corporation and ratified and
agreed to by and among the
shareholders of the Corporation on
October 27, 1994.

SUGARBUSH RESTAURANTS, INC.


By:
Jolan Ippolito, Secretary

     At Bethel, Maine on this 27th
day of October, 1994, the
undersigned, being the Chief
Executive Officer and sole Director
of the Corporation and the Chief
Executive Officer of and duly
authorized agent of Sugarbush Resort
Holdings, Inc., the sole Shareholder
of Sugarbush Restaurants, Inc.,
hereby approves, ratifies and
affirms, and agrees that Sugarbush
Resort Holdings, Inc. will be bound
by, the foregoing Bylaws and actions
of the Corporation.

Sugarbush Restaurants, Inc.

By:
Leslie B. Otten, Chief Executive
Officer and duly authorized agent

Exhibit 3.19
File No. 19952301 0 Pages 2
Fee Paid $105.00
OCN 1951241500019 ART1
Filed 5/02/95
/s/ Gary Cooper
Deputy Secretary of State

A True Copy When Attested By Signature
/s/ Gary Cooper
Deputy Secretary of State

BUSINESS CORPORATION

STATE OF MAINE

ARTICLES OF INCORPORATION

(Check box only if applicable)


Pursuant to 13-A M.R.S.A.  403, the
undersigned, acting as
incorporator(s) of a corporation,
adopt(s) the following Articles of
Incorporation:

FIRST:    The name of the corporation
          is Cranmore, Inc. and its
          principal business location
          in Maine is Newry, Maine

SECOND:   The name of its Clerk, who
          must be a Maine resident,
          and the registered office
          shall be: Theodore H.
          Kurtz, Market Square, South
          Paris, Maine 04281

THIRD:    ("X" one box only)

x A.  1.   The number of directors
     constituting the initial board
     of directors of the corporation
     is 1 (See  703.1.A.)

     2.    If the initial directors
     have been selected, the names
     and addresses of the persons who
     are to serve as directors until
     the first annual meeting of the
     shareholders or until their
     successors are elected and shall
     qualify are:

     NAME
     ADDRESS

     Leslie B. Otten
     P.O. Box 450, Bethel, Maine
     04281

     3.   The board of directors  x
     is _ is not authorized to
     increase or decrease the number
     of directors.

     4.   If the board is so
     authorized, the  minimum number,
     if any, shall be 1 director,
     (See  703.1.A.)  and the
     maximum number, if any, shall be
     5 directors.

_B.  There shall be no directors
     initially; the shares of the
     corporation will not be sold to
     more than twenty (20) persons.
     The business of the corporation
     will be managed by the
     shareholders.  (See  701.2.)

FOURTH:   ("X" one box only)

_There shall be only one class of
shares (title of class) Common Stock

       Par value of each share (if
     none, so state) none
     Number of shares authorized
     3,000

_There shall be two or more classes
of shares.  The information required
by  403 concerning each such class
is set out in Exhibit _ attached
hereto and made a part hereof.

SUMMARY

The aggregate par value of all
authorized shares (of all classes)
having a par value is none

The total number of authorized shares
(of all classes) without par value is
3,000      shares

FIFTH:    ("X" one box only)
          Meetings of the
          shareholders  x may  _ may
          not be held outside of the
          State of Maine.

SIXTH:    ("X" if applicable) _There
          are no preemptive rights.

SEVENTH:  Other provisions of these
          articles, if any, including
          provisions for the
          regulation of the internal
          affairs of the corporation,
          are set out in Exhibit __
          attached hereto and made a
          part hereof.


INCORPORATORS
DATED:  May 1, 1995

/s/ Theodore H. Kurtz
Theodore H. Kurtz
Street: P.O. Box 40
Paris, Maine 04271

For Corporate Incorporators*

Name of Corporate Incorporator

By:
(signature of officer)
(type or print name and capacity)
(principal business location)
Street
 (city, state and zip code)

*Articles are to be executed as
          follows:

If a corporation is an incorporator
( 402), the name of the corporation
should be typed and signed on its
behalf by an officer of the
corporation.  The articles of
incorporation must be accompanied by
a certificate of an appropriate
officer of the corporation certifying
that the person executing the
articles on behalf of the corporation
was duly authorized to do so.

SUBMIT COMPLETED FORMS TO:  SECRETARY
OF STATE, STATION #101, AUGUSTA, ME
04333-0101; ATTN: CORPORATE EXAMINING
SECTION; TEL. (207) 289-4195

Exhibit 3.20
BYLAWS

OF

CRANMORE, INC.

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.21
CERTIFICATE OF INCORPORATION OF S-K-I
Ltd.

ARTICLE I
NAME

     The name of the corporation
(hereinafter called the
"Corporation") is S-K-I Ltd.

ARTICLE II
ADDRESS

     The address of the Corporation's
registered office in the State of
Delaware is Corporation Trust Center,
1209 Orange Street, Wilmington,
Delaware 19801, County of New Castle.
The name of the Corporation's
registered agent at such address is
The Corporation Trust Company.

ARTICLE III
PURPOSE

     The purpose of the Corporation
is to engage in any lawful act or
activity for which corporations may
be organized under the General
Corporation Law of the State of
Delaware.

ARTICLE IV
AUTHORIZED STOCK

     The total number of shares of
stock which the Corporation shall
have authority to issue is 5,000,000
shares of Common Stock having a par
value of $.10 per share (hereinafter
called the "Common Stock").

ARTICLE V
BUSINESS COMBINATIONS

     Section 1.  Vote required for
certain Business Combinations.  In
addition to any other affirmative
vote required by law or this
Certificate of Incorporation or the
Bylaws of the Corporation, and except
as otherwise expressly provided in
Section 2 of this Article V, a
Business Combination (as hereinafter
defined) shall require for its
approval or authorization the
affirmative vote of the holders of at
least 80% of the voting power of the
shares of Voting Stock (as
hereinafter defined) entitled to vote
thereon, voting together as a single
class.  Such affirmative vote shall
be required notwithstanding the fact
that no vote may be required, or that
a lesser percentage or separate class
vote may be specified, by law or in
any agreement with any national
securities exchange or otherwise.

     Section 2.  When higher vote is
not required.  The provisions of
Section 1 of this Article V shall not
be applicable to any particular
Business Combination, and such
Business Combination shall require
for its approval or authorization
only such affirmative vote, if any,
as is required by law or by any other
provisions of this Certificate of
Incorporation or the Bylaws of the
Corporation, if all of the conditions
specified in either of the following
paragraphs A and B are met:

A.   Such Business Combination shall
have been approved at any time by at
least two-thirds of the Continuing
Directors (as hereinafter defined).

B.   All of the following conditions
shall have been met:

     1.   The aggregate amount of
cash and the Fair Market Value (as
hereinafter defined) upon the
consummation of the Business
Combination of consideration other
than cash to be received per share by
holders of Common Stock in such
Business Combination shall be at
least equal to the highest amount
determined under (a), (b), (c), (d),
and (e) of this Paragraph B.1:

          (a)  the highest per share
price (including any brokerage
commissions, transfer taxes and
soliciting dealers' fees) paid by or
on behalf of any Interested
Stockholder (as hereinafter defined)
for any share of Common Stock in
connection with the acquisition by
such Interested Stockholder of
beneficial ownership of shares of
Common Stock (i) within the two-year
period immediately prior to the time
of the first public announcement of
the proposed Business Combination or,
if no public announcement is made,
the adoption by the Board of
Directors of a resolution authorizing
or implementing the proposed Business
Combination (such time being
hereinafter called the "Announcement
Time"), or (ii) in the transaction or
series of transactions in which such
Interested Stockholder became a
Significant Stockholder, whichever is
higher;

          (b)  the highest Fair
market Value per share of Common
Stock existing at any time between
the time at which such Interested
Stockholder became a Significant
Stockholder (the "Determination
Time") and the Announcement Time,
regardless of which Times shall first
occur and both Times inclusive;

          (c)  the amount per share
equal to the fair Market Value per
share of Common Stock determined
pursuant to the immediately preceding
clause (b) multiplied by the fraction
whose numerator equals the highest
per share price (including any
brokerage commissions, transfer taxes
and soliciting dealers' fees) paid by
or on behalf of such Interested
Stockholder for any share of Common
Stock in connection with the
acquisition by such Interested
Stockholder of beneficial ownership
of shares of Common Stock within the
two-year period immediately prior to
the Announcement Time and whose
denominator equals the Fair Market
per share of Common Stock on the
first day in such two-year period on
which such Interested Stockholder
acquired beneficial ownership of
Common Stock;

          (d)  the Corporation's net
income per share of Common Stock for
the four full consecutive fiscal
quarters immediately preceding the
Announcement Time, multiplied by the
higher of the price/earnings multiple
as of the Announcement Time with
respect to common stock of such
Interested Stockholder (if any) and
the highest price/earnings multiple
with respect to Common Stock within
the two-year period immediately
preceding the Announcement Time (such
price/earnings multiples being
determined as customarily computed
and reported in the financial
community); and

          (e)  the highest book value
per share of Common Stock as of the
end of any fiscal quarter of the
Corporation between the Announcement
Time and the Determination Time,
regardless of which Time shall first
occur and both Times inclusive, as
reflected in the Corporation's
applicable quarterly or annual report
filed with the Securities and
Exchange Commission (or any successor
thereto) pursuant to the requirements
of the Securities and Exchange Act of
1934 or any subsequent provisions
replacing such Act (the "Exchange
Act") and the rules and regulations
thereunder.

     2.   The aggregate amount of
cash and the Fair Market Value as of
the date of the consummation of such
Business Combination of consideration
other than cash to be received per
share by holders of shares of any
class or series of outstanding
Capital Stock (as hereinafter
defined) other than Common Stock
shall be at least equal to the
highest amount determined under (a),
(b), (c) and (d) of this Paragraph
B.2:

          (a)  the highest per share
price (including any brokerage
commissions, transfer taxes and
soliciting dealers' fees) paid by or
on behalf of any Interested
Stockholder for any share of such
class or series of Capital Stock in
connection with the acquisition by
such Interested Stockholder of
beneficial ownership of shares of
such class or series of Capital Stock
(i) within the two-year period
immediately prior to the Announcement
Time or (ii) in the transaction or
series of transactions in which such
Interested Stockholder became a
Significant Stockholder, whichever is
higher;

          (b)  the highest Fair
Market Value per share of such class
or series of Capital Stock existing
on any date between the Announcement
Time and the Determination Time,
regardless of which Time shall first
occur and both Times inclusive;

          (c)  the amount per share
equal to the Fair Market Value per
share of such class or series of
Capital Stock determined pursuant to
the immediately preceding clause (b),
multiplied by the fraction whose
numerator equals the highest per
share price (including any brokerage
commissions, transfer taxes and
soliciting dealers' fees) paid by or
on behalf of such Interested
Stockholder for any share of such
class or series of Capital Stock in
connection with the acquisition by
such Interested Stockholder of
beneficial ownership of shares of
such class or series of Capital Stock
within the two-year period
immediately prior to the Announcement
Time and whose denominator equals the
Fair Market Value per share of such
class or series of Capital Stock on
the first day in such two-year period
on which such Interested Stockholder
acquired beneficial ownership of any
share of such class or series of
Capital Stock; and

          (d)  the highest
preferential amount per share to
which the holders of shares of such
class or series of Capital Stock
would be entitled in the event of any
voluntary or involuntary liquidation,
dissolution or winding up of the
affairs of the Corporation,
regardless of whether the Business
Combination to be consummated
constitutes such an event.

The provisions of this Paragraph B.2
shall be required to be met with
respect to every class or series of
such outstanding Capital Stock,
whether or not such Interested
Stockholder has previously acquired
beneficial ownership of any shares of
a particular class or series of
Capital Stock.

     3.   The consideration to be
received by holders of a particular
class or series of outstanding
Capital Stock in such Business
Combination shall be in cash or in
the same form as previously has been
paid by or on behalf of such
Interested Stockholder in connection
with its direct or indirect
acquisition of beneficial ownership
of shares of such class or series of
Capital Stock.  If the consideration
so paid for shares of any class or
series of Capital Stock varied as to
form, the form of consideration for
such class or series of Capital Stock
shall be either cash or the form used
to acquire beneficial ownership of
the largest number of shares of such
class or series of Capital Stock
previously acquired by such
Interested Stockholder.

     4.   During the two-year period
ending upon the consummation of such
Business Combination: (a) except as
approved by at least two-thirds of
the Continuing Directors, there shall
have been no failure to declare and
pay at the regular date therefor any
full dividends (whether or not
cumulative) payable in accordance
with the terms of any outstanding
Capital Stock; (b) except as approved
by at least two-thirds of the
Continuing Directors, there shall
have been no reduction in the annual
rate of dividends paid on the Common
Stock (except as necessary to reflect
any stock split, stock dividend or
subdivision of the Common Stock); (c)
there shall have been an increase in
the annual rate of dividends paid on
the Common Stock as necessary to
reflect fully any reclassification
(including any reverse stock split),
recapitalization, reorganization or
any similar transaction that has the
effect of reducing the number of
outstanding shares of Common Stock,
unless the failure so to increase
such annual rate is approved by at
least two-thirds of the Continuing
Directors; and (d) an Interested
Stockholder shall not have become the
beneficial owner of any shares of
Capital Stock except as part of the
transaction that caused such
Interested Stockholder to become a
Significant Stockholder and except in
a transaction that, after giving
effect thereto, would not result in
any increase in such Interested
Stockholder's percentage of
beneficial ownership of any class or
series of Capital Stock.

     5.   During the two-year period
ending upon the consummation of such
Business Combination, such Interested
Stockholder shall not have received
the benefit, directly or indirectly
(except proportionately as a
stockholder of the Corporation), of
any loans, advances, guarantees,
pledges or other financial assistance
or any tax credits or other tax
advantages provided by the
Corporation, whether in anticipation
of or in connection with such
Business Combination or otherwise.

     6.   A proxy or information
statement describing the proposed
Business Combination and complying
with the requirements of the Exchange
Act and the rules and regulations
thereunder shall be mailed to all
stockholders of the Corporation at
least 30 days prior to the
consummation of such Business
Combination (whether or not such
proxy or information statement is
required by law to be mailed).  The
proxy or information statement shall
contain on the first page thereof, in
a prominent place, any statement as
to the advisability (or
inadvisability) of the Business
Combination that the Continuing
Directors, or any of them, may choose
to make and, if deemed advisable by a
majority of the Continuing Directors,
the opinion (or such summary thereof
as such majority shall deem
appropriate) of an investment banking
firm selected by such majority as to
the fairness (or unfairness) of the
terms of such Business Combination
from a financial point of view to the
holders of the outstanding shares of
Capital Stock other than the
Interested Stockholder and its
Affiliates or Associates (as
hereinafter defined), such investment
banking firm to be paid a reasonable
fee for its services by the
Corporation.

     Section 3.  Certain definitions.
For the purposes of this Article V:

     A.   The term "Business
Combination" means:

     1.   any merger or consolidation
of the Corporation or any Subsidiary
(as hereinafter defined) with (i) any
Significant Stockholder or (ii) any
other corporation (whether or not
itself a Significant Stockholder)
that is or after such merger or
consolidation would be an Affiliate
or Associate of a Significant
Stockholder; or

     2.   any sale, lease, exchange,
mortgage, pledge, transfer or other
disposition (in one transaction or
series of transactions) to or with
any Significant Stockholder or any
Affiliate or Associate of any
Significant Stockholder of one-third
or more of the assets of the
Corporation or any Subsidiary based
on the Fair Market Value of such
assets; or

     3.   any issuance, transfer or
pledge of securities of the
Corporation or any Subsidiary to or
with any Significant Stockholder or
any Affiliate or Associate of any
Significant Stockholder (other than
proportionately to such Significant
Stockholder, Affiliate or Associate
as a holder of securities of the
Corporation); or

     4.   any adoption of any plan or
proposal for the liquidation or
dissolution of the Corporation
proposed by or on behalf of any
Significant Stockholder or any
Affiliate or Associate of any
Significant Stockholder; or

     5.   any reclassification of
securities (including any reverse
stock split) or recapitalization of
the Corporation, or any merger or
consolidation of the Corporation with
any of its Subsidiaries, or any other
transaction (whether or not with or
otherwise involving a Significant
Stockholder) which has the effect,
directly or indirectly, of increasing
the proportionate share of any class
or series of Capital Stock, or any
securities convertible into Capital
Stock, or any equity securities or
any securities convertible into
equity securities of any Subsidiary,
which is beneficially owned by any
Significant Stockholder or any
Affiliate or Associate of any
Significant Stockholder; or

     6.   for purposes of
subparagraphs 4 and 5 of Paragraph B
of Section 2 of this Article V, any
agreement, contract or other
arrangement providing for any one or
more of the actions specified in
subparagraphs 1, 2, 3, 4 and 5 of
this Paragraph A.

     B.   The term "Capital Stock"
means all capital stock of the
Corporation authorized to be issued
from time to time under this
Certificate of Incorporation, and the
term "Voting Stock" means all Capital
Stock entitled to vote generally in
the election of directors of the
Corporation.

     C.   The term "person" means any
individual, firm, corporation or
other entity, and includes any group
comprising any person and any other
person with whom such person or any
Affiliate or Associate of such person
has any agreement, arrangement or
understanding, directly or
indirectly, for the purpose of
acquiring, holding, voting or
disposing of Capital Stock.

     D.   The term "Significant
Stockholder" means any person (other
than the Corporation or any
Subsidiary and other than any profit-
sharing, employee stock ownership or
other employee benefit plan of the
Corporation or any Subsidiary or any
trustee of or fiduciary with respect
to any such plan when acting in such
capacity) who or which (1) is or
within the immediately preceding tow-
year period was the beneficial owner
of Voting Stock representing 10% or
more of the votes entitled to be cast
by the holders of all then
outstanding shares of Voting Stock or
(2) is an assignee of or has
otherwise succeeded to the beneficial
ownership of any shares of Voting
Stock which were within the
immediately preceding two-year period
beneficially owned by any Significant
Stockholder, if such assignment or
succession shall have occurred in the
course of a transaction or series of
transactions not involving a public
offering within the meaning of the
Securities Act of 1933.

     E.   The term "Interested
Stockholder" means any Significant
Stockholder whose participation
(alone or together with other
Significant Stockholders or other
persons) in a transaction or proposed
transaction with the corporation
renders or would render that
transaction a Business Combination.

     F.   A person is a "beneficial
owner" of any Capital Stock (1) of
which such person or any of its
Affiliates or Associates would be
deemed to be a beneficial owner under
paragraph (a) or (b) of Rule 13d-3
under the Exchange Act as in effect
on September 17, 1984; or (2) which
such person or any of its Affiliates
or Associates has, directly or
indirectly, (a) the right to acquire
(whether such right is exercisable
immediately or subject only to the
passage of time), pursuant to any
agreement, arrangement or
understanding or upon the exercise of
conversion rights, convertible
securities, exchange rights, warrants
or options, or otherwise, or (b) the
right to vote pursuant to any
agreement, arrangement or
understanding.  For the purposes of
determining whether a person is an
Interested Stockholder pursuant to
Paragraph E of this Section 3, the
shares of Capital Stock deemed to be
outstanding shall include, in
addition to shares actually
outstanding, shares not actually
outstanding but deemed beneficially
owned by such person through
application of the preceding sentence
of this Paragraph F, but shall not
include any other shares of Capital
Stock not actually outstanding that
may be issuable pursuant to any
agreement, arrangement or
understanding or upon exercise of
conversion rights, warrants or
options, or otherwise.

     G.   The terms "Affiliate" and
"Associate" have the meanings
ascribed to such terms in Rule 12b-2
under the Exchange Act as in effect
on September 17, 1984 (the term
"registrant" in said Rule 12b-2
meaning in this case the
Corporation).

     H.   The term "subsidiary" means
any corporation of which a majority
of any class of equity security is
beneficially owned by the
Corporation; provided, however, that
for the purposes of Paragraph D of
this Section 3, the term "subsidiary"
shall mean only a corporation of
which a majority of each class of
equity security is beneficially owned
by the Corporation.

     I.   The term "Continuing
Director" means any person who, at
any time there is an Interested
Stockholder, was a member of the
Board prior to the time that a
Significant Stockholder became such
an Interested Stockholder, while such
person is a member of the Board and
not an Interested Stockholder or an
Affiliate or Associate or
representative of an Interested
Stockholder, and also includes any
director recommended for election to
the Board by a majority of the then
Continuing Directors, while such
director is a member of the Board and
not an Interested Stockholder or an
Affiliate or Associate or
representative of an Interested
Stockholder.

     J.   The term "Fair Market
Value" means (1) in the case of cash,
the amount of such cash; (2) in the
case of stock, the highest closing
sale price during the 30-day period
immediately preceding the date in
question of a share of such stock on
the Composite Tape for New York Stock
Exchange-Listed Stocks, or, if such
stock is not quoted on the Composite
Tape, on the New York Stock Exchange,
or, if such stock is not listed on
such Exchange, on the principal
United States securities exchange
registered under the Exchange Act on
which such stock is listed, or, if
such stock is not listed on any such
exchange, the highest closing bid
quotation with respect to a share of
such stock during the 30-day period
preceding the date in question on the
National Association of Securities
Dealers, Inc. Automated Quotations
System or any similar system then in
use, or, if no such quotation is
available, the fair market value on
the date in question of a share of
such stock as determined by a
majority of the Continuing Directors
in good faith; and (3) in the case of
property other than cash or stock,
the fair market value of such
property on the date in question as
determined in good faith by a
majority of the Continuing Directors.

     K.   In the event of any
Business Combination in which this
Corporation survives, the phrase
"consideration other than cash to be
received" as used in Paragraphs B.1
and B.2 of Section 2 of this Article
V includes the shares of Capital
Stock retained by the holders of such
shares.

     L.   The terms "Announcement
Time," "Board," "Common Stock,"
"Corporation," "Determination Time,"
and "Exchange Act" have the meanings
ascribed to them in portions of this
Certificate of Incorporation other
than this Section 3.

     Section 4.  Determinations to be
made by Continuing Directors.  The
Continuing Directors shall have the
power to make any factual
determination necessary for the
purposes of this Article V on the
basis of information actually known
to them after reasonable inquiry.
Any such determination made in good
faith shall be binding and conclusive
on all parties.

     Section 5.  Interested
Stockholder not relieved of any
fiduciary obligation.  Nothing
contained in this Article V shall be
construed to relieve any Interested
Stockholder from any fiduciary
obligation imposed by law.

     Section 6.  Fiduciary
obligations of Board not affected.
The fact that any Business
Combination complies with the
provisions of Section 2 of this
Article V shall not be construed to
impose any fiduciary duty, obligation
or responsibility on the Board, or
any member thereof, to approve such
Business Combination or recommend its
adoption or approval to the
stockholders of this Corporation, nor
shall such compliance limit, prohibit
or otherwise restrict in any manner
the Board, or any member thereof,
with respect to evaluations of or
actions and responses taken or to be
taken with respect to such Business
Combination.

ARTICLE VI
BOARD OF DIRECTORS

     Section 1.  Number.  The
business and affairs of the
Corporation shall be managed by or
under the direction of the Board,
which shall consist of not less than
3 nor more than 15 persons.  The
authorized number of directors within
the minimum and maximum limitations
specified in the preceding sentence
shall be fixed from time to time by
the Board by a resolution adopted by
a majority of the entire Board.
Until the first fixing of such number
by the Board, such number shall be
10.

     Section 2.  Classes and terms.
The directors shall be divided into
three classes.  The authorized number
of directors in each class shall be
fixed from time to time by the Board
by a resolution adopted by a majority
of the members of the Board then in
office.  Until the first fixing of
each such number by the Board, four
directors, whose terms of office
shall expire at the first annual
meeting of the stockholders, shall be
in the first class; three directors,
whose terms of office shall expire at
the second annual meeting of the
stockholders, shall be in the second
class; and three directors, whose
terms of office shall expire at the
third annual meeting of the
stockholders, shall be in the third
class.  At each annual meeting of
stockholders, commencing with the
first such annual meeting, directors
shall be elected in a class to
succeed those directors whose terms
of office expire at that meeting, the
terms of office of the directors so
elected to expire at the third annual
meeting of stockholders after their
election.

     Section 3.  Stockholder
nominations of director candidates.
Stockholders shall give advance
notice of stockholder nominations of
persons for election as directors of
the Corporation in such manner as may
be provided in the Bylaws of the
Corporation.

     Section 4.  Newly created
directorships and vacancies.  Newly
created directorships resulting from
any increase in the authorized number
of directors, or any vacancies in the
Board resulting from death,
resignation, retirement,
disqualification, removal from office
or other cause, may be filled only by
a majority vote of the directors then
in office, and directors so chosen
shall hold office for a term expiring
at the annual meeting of stockholders
at which the term of the class to
which they have been elected expires.

     Section 5.  Decrease in
authorized number of directors. No
decease in the authorized number of
directors constituting the Board or
in any class of directors shall
shorten the term of any incumbent
director.

     Section 6.  Removal.  Any
director, or the entire Board of
Directors, may be removed from office
at any time, but only for cause and
only by the affirmative vote of the
holders of at least 80% of the voting
power of the shares of Voting Stock
(as defined in Article V hereof)
entitled to vote with respect
thereto, voting together as a single
class.

ARTICLE VII
STOCKHOLDER ACTION

     Any action required or permitted
to be taken by the stockholders of
the Corporation may be effected only
at a duly called annual or special
meeting of the stockholders and may
not be effected by any consent in
writing by the stockholders other
than a consent signed by all of the
stockholders entitled to vote with
respect to such action.  Except as
otherwise required by law, special
meetings of the stockholders of the
corporation may be called only by the
Board of Directors pursuant to a
resolution adopted by the affirmative
vote of a majority of the members of
the Board then in office.

ARTICLE VIII
AMENDMENTS BYLAWS

     In furtherance and not in
limitation of the powers conferred by
the General Corporation Law of the
State of Delaware, the Board of
Directors shall have power to adopt,
amend and repeal Bylaws of the
Corporation.

ARTICLE IX
FUNDAMENTAL CHANGES

     Notwithstanding any other
provisions of the Certificate of
Incorporation or the Bylaws of the
Corporation, the amendment or repeal
of, or adoption of any provision of
this Certificate of Incorporation or
said Bylaws inconsistent with,
Article V, VI, VII, VIII or this
Article IX of this Certificate of
Incorporation or any provision of
said Bylaws relating to advance
notice of stockholder nominations of
persons for election as directors of
the Corporation shall require for its
effectiveness, in addition to any
other affirmative vote required by
law, the affirmative vote of the
holders of at least 80% of the voting
power of the shares of Voting Stock
(as defined in said Article V)
entitled to vote with respect
thereto, voting together as a single
class; provided, however, that such
80% vote shall not be required to
effect the amendment, repeal or
adoption of any provision of this
Certificate of Incorporation of said
Bylaws which is unanimously
recommended by the Board if (1) no
Interested Stockholder (as defined in
said Article V) then exists or (2)
all of the members of the Board or
Continuing Directors (as defined in
said Article V).

     4.   This Restated Certificate
of Incorporation was duly adopted by
the sole incorporator in accordance
with Sections 241 and 245 of the
General Corporation Law of the State
of Delaware.

     IN WITNESS WHEREOF, the
undersigned as the sole incorporator
of S-K-I Ltd. does make this
certificate and does hereby declare
and acknowledge that the facts
therein stated are true, and
accordingly has hereunder set his
hand this 11th day of October, 1984.

/s/ Alex Lloyd

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF S-K-I LTD.
(A Delaware corporation)

Under Section 242 of the General
Corporation Law of the State of
Delaware

     S-K-I Ltd., a corporation
organized and existing under the laws
of the State of Delaware (the
"Corporation"), DOES HEREBY CERTIFY:

     The amendment to the
Corporation's Certificate of
Incorporation set forth in the
following resolution approved by the
Corporation's Board of Directors and
stockholders was duly adopted in
accordance with the provisions of
Section 242 of the General
Corporation Law of the State of
Delaware:

RESOLVED:  That the Certificate of
Incorporation of the Corporation be
amended by adding thereto a new
Article X, reading in its entirety as
follows:

ARTICLE X
DIRECTOR LIABILITY

     No director of the Corporation
shall be personally liable to the
Corporation or any of its
stockholders for monetary damages for
any breach of fiduciary duty by such
director as a director.  The
foregoing sentence shall not,
however, affect the liability of a
director of the Corporation (i) for
breach of the director's duty of
loyalty to the Corporation or its
stockholders, (ii) for acts or
omissions not in good faith or which
involve intentional misconduct or a
knowing violation of law, (iii) under
Section 174 of the Delaware General
Corporation Law or (iv) for any
transaction from which the director
derived an improper personal benefit.
Neither the amendment to, repeal of,
nor adoption of any provision of this
Article X shall adversely affect the
liability of any director of the
Corporation for or with respect to
any act or omission of such director
occurring prior to such amendment,
repeal or adoption of such
inconsistent provision.

     IN WITNESS WHEREOF, S-K-I Ltd.
has caused this Certificate of
Amendment to be signed by its
President and attested by its
Secretary this 22nd day of November,
1986.

S-K-I Ltd.

By: /s/ Preston Leete Smith
President

Attest:
/s/ Susanne H. Smith
Secretary

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF S-K-I LTD.
(A Delaware corporation)

Under Section 242 of the General
Corporation Law of the State of
Delaware

     S-K-I Ltd., a corporation
organized and existing under the laws
of the State of Delaware (the
"Corporation"), DOES HEREBY CERTIFY:

     The amendment to the
Corporation's Certificate of
Incorporation set forth in the
following resolution approved by the
Corporation's Board of Directors and
stockholders was duly adopted in
accordance with the provisions of
Section 242 of the General
Corporation Law of the State of
Delaware:

RESOLVED:  That Article IV of the
Certificate of Incorporation of the
Corporation be amended to read in its
entirety the following:

ARTICLE IV
AUTHORIZED STOCK

     The total number of shares of
stock which the Corporation shall
have authority to issue is 12,500,000
shares of Common Stock having a par
value of $.10 per share (hereinafter
called the "Common Stock").

     IN WITNESS WHEREOF, S-K-I Ltd.
has caused this Certificate of
Amendment to be signed by its
President and attested by its
Secretary this 18th day of November,
1988.

S-K-I Ltd.

By: /s/ Preston Leete Smith
President

Attest:
/s/ Susanne H. Smith
Secretary

Exhibit 3.22
S-K-I Ltd.
BY-LAWS

ARTICLE I
SHAREHOLDERS

     Section 1.  Annual Meeting.  An
annual meeting of the stockholders,
for the election of directors and the
transaction of such other business as
may properly come before the meeting,
shall be held at such place, on such
date and at such time as the Board of
Directors shall each year designate,
which date shall be within 13 months
subsequent to the later of the date
of incorporation or the last annual
meeting of stockholders.

     Section 2.  Special Meetings.
The calling of special meetings of
the stockholders is governed by
Article VII of the Certificate of
Incorporation.

     Section 3.  Notice of Meetings.
Written notice of the place, date,
time and purposes of all meetings of
the stockholders shall be given by
mail or delivered personally, not
less than 10 nor more than 60 days
before the date of the meeting, to
each stockholder entitled to vote at
such meeting, except as otherwise
provided herein or required by law
(meaning, here and hereafter, the
General Corporation Law of the State
of Delaware and the Certificate of
Incorporation).

     When a meeting is adjourned to
another place, date or time, written
notice need not be given of the
adjourned meeting if the place, date
and time thereof are announced at the
meeting at which the adjournment is
taken; provided, however, that if the
date of any adjourned meeting is more
than 30 days after the date for which
the meeting was originally noticed,
or if a new record date is fixed for
the adjourned meeting, written notice
of the place, date and time of the
adjourned meeting shall be given in
conformity herewith.  At any
adjourned meeting, any business may
be transacted which might have been
transacted at the original meeting.

     Section 4.  Quorum.  At any
meeting of the stockholders, the
holders of a majority of all of the
shares of the stock entitled to vote
at the meeting, present in person or
by proxy, shall constitute a quorum
for all purposes, unless or except to
the extent that the presence of a
larger number may be required by law.

     Whether or not a quorum exists
at any meeting of the stockholders,
the holders of a majority of the
shares of the stock entitled to vote
who are present, in person or by
proxy, may adjourn the meeting to
another place, date or time.

     Section 5.  Organization.  Such
person as the Board of Directors may
have designated or, in the absence of
such a person, the highest ranking
officer of the Corporation who is
present shall call to order any
meeting of the stockholders and act
as chairman of the meeting.  The
Secretary shall act as secretary of
all meetings of the stockholders.  In
the absence of the Secretary from any
such meeting, the secretary of such
meeting shall be such person as the
chairman of the meeting appoints.

     Section 6.  Conduct of Business.
The chairman of any meeting of the
stockholders shall determine the
order of business and the procedure
for the meeting, including such
regulation of the manner of voting
and the conduct of discussion as seem
to him in order.

     Section 7.  Proxies and Voting.
At any meeting of the stockholders,
each stockholder entitled to vote may
vote in person or by proxy authorized
by an instrument in writing filed in
accordance with the procedure
established for the meeting.

     All voting may be by a voice
vote, except that voting shall be by
stock vote on the election of
directors and on such other matters
as may be required by law to be by
stock vote; provided, however, that a
stock vote shall be taken on any
matter upon demand therefor by a
stockholder or his proxy entitled to
vote on such matter.  Every stock
vote shall be taken by ballot, and
each ballot shall state the name of
the stockholder voting and such other
information as may be required under
the procedure established for the
meeting.

     Each vote taken by ballot shall
be counted and tabulated by an
inspector or inspectors appointed by
the chairman of the meeting.  Such
inspectors shall perform such other
acts and duties as may be requested
by such chairman or required by law.
On request of such chairman or as may
be required by law, such inspectors
shall make and execute a written
report to such chairman of the facts
found and matters determined by them.
Any such report shall be prima facie
evidence of the facts stated therein.

     All elections of directors by
stockholders shall be determined by a
plurality of the votes cast, and
except as otherwise required by law
or these By-Laws, all other matters
shall be determined by a majority of
the votes cast.

ARTICLE II
BOARD OF DIRECTORS

     Section 1.  Number of Directors;
Classes; Terms of Office; Election;
Removal.  Certain matters relating to
the number of directors of the
Corporation, their division into
classes, their terms of office, their
election, and their removal are
governed by Article VI of the
Certificate of Incorporation.

     Section 2.  Nominations of
Director Candidates.

     (a)  Nominations of persons for
election as directors at any meeting
of the stockholders called for
election of directors (an "Election
Meeting") may be made by the Board of
Directors or by any stockholder
entitled to vote at such Election
Meeting.  The remaining provisions of
this Section 2 shall apply only after
the Election Meeting in 1984 has been
held.

     (b)  Nominations made by the
Board of Directors shall be made at a
meeting of the Board of Directors or
by written consent of directors in
lieu of a meeting, not less than 20
days prior to the date of the
Election Meeting, and such
nominations shall be reflected in the
minute books of the Corporation as of
the date made.  At the request of the
Secretary of the Corporation each
proposed nominee shall provide the
Corporation with such information
concerning such nominee as is
required, under the rules of the
Securities and Exchange Commission,
to be included in the Corporation's
proxy statement soliciting proxies
for his election as a director.

     (c)  Not less than 90 days prior
to the date of an Election Meeting in
the case of an annual meeting, and
not more than seven days following
the date of notice of the meeting in
the case of a special meeting, any
stockholder who intends to make a
nomination of one or more persons for
election as directors at such
Election meeting shall deliver a
notice to the Secretary of the
Corporation setting forth (i) the
name, age, business address and
residence address of each such
person, (ii) the principal occupation
or employment of each such person,
(iii) the number of shares of capital
stock of the Corporation which are
beneficially owned by each such
person, (iv) a statement that each
such person as would be required,
under the rules of the Securities and
exchange Commission, in a proxy
statement soliciting proxies for the
election of such person as a
director.

     (d)  In the event that a person
is validly designated as a nominee in
accordance with paragraph (b) or
paragraph (c) hereof and shall
thereafter become unable or unwilling
to stand for election to the Board of
Directors, the Board of Directors, or
a committee thereof, or the
stockholder who proposed such
nominee, as the case may be, may at
any time before the Election Meeting
designate a substitute nominee.

     (e)  If the chairman of the
Election Meeting determines that a
nomination was not made in accordance
with the procedures as set forth in
these By-Laws, such nomination shall
be void.

     Section 3.  Regular Meetings.
Regular meetings of the Board of
Directors shall be held at such place
or places, on such date or dates and
at such time or times, as shall from
time to time be established by the
Board of Directors.  The Secretary
shall furnish each director with a
schedule of such regular meetings not
less than three days before the first
such meeting to be held following the
furnishing of such schedule, and no
further notice of any such meeting
shall be required.

     Section 4.  Special Meetings.
Special meetings of the Board of
Directors shall be held upon call of
one-third of the directors then in
office or the Chief Executive
Officer, and shall be held at such
place, on such date and at such time,
as they or he shall fix.  Notice of
the place, date and time of each such
special meeting shall be given each
director by mailing written notice of
such meeting to such director not
less than five days before the
meeting or by delivering the same to
him personally not later than the day
before the meeting.

     Section 5.  Participation in
Meetings by Conference Telephone.
Members of the Board of Directors, or
of any committee thereof, may
participate in a meeting of the Board
or such committee by means of
conference telephone or similar
communications equipment that enables
all persons participating in the
meeting to hear each other.  Such
participation shall constitute
presence in person at such meeting.

     Section 6.  Quorum.  At any
meeting of the Board of Directors a
majority of the directors then in
office shall constitute a quorum for
all purposes.  If a quorum shall fail
to attend any meeting, a majority of
those present may adjourn the meeting
to another place, date or time,
without further notice or waiver
thereof.

     Section 7.  Organization;
Conduct of Business.  Each meeting of
the Board of Directors shall be
presided over by the Chairman of the
Board if there is one, and if not, by
the President, or if he is not
present, by a chairman chosen by the
Board.  The Secretary shall act as
secretary of all meetings of the
Board.  In the absence of the
Secretary from any such meeting, the
secretary thereof shall be such
person as the chairman thereof
appoints.  At any meeting of the
Board of Directors, business shall be
transacted in such order and manner
as the Board may from time to time
determine, and all matters shall be
determined by the vote of a majority
of the directors present, except as
otherwise provided herein or required
by law.

     Section 9.  Action Without a
Meeting.  Action may be taken by the
Board of Directors without a meeting
if all members thereof consent
thereto in writing and the writing or
writings are filed with the minutes
of proceedings of the Board of
Directors.

ARTICLE III
COMMITTEES

     Section 1.  Designation; Powers.
The Board of Directors, by resolution
passed by a majority of the whole
Board, may from time to time
designate one or more committees of
the Board, with such lawfully
delegable powers and authority of the
Board in the management of the
business and affairs of the
Corporation as may be prescribed by
these By-Laws or provided by
resolution of the Board, to serve at
the pleasure of the Board, and shall,
for those committees and any others
which may be provided for in these
By-Laws, elect a director or
directors to serve as the member or
members thereof, designating, if it
desires, other directors as alternate
members who may replace any absent or
disqualified member at any meeting of
the committee.  Any committee so
designated may exercise the power and
authority of the Board of Directors
to declare a dividend or to authorize
the issuance of stock if the
resolution which designates the
committee or a supplemental
resolution of the Board of Directors
shall so provide.  In the absence or
disqualification of any member of any
committee and any alternate member in
his place, the member or members of
the committee present at the meeting
and no disqualified from voting,
whether or not he or they constitute
a quorum, may by unanimous vote
appoint another member of the Board
of Directors to act at the meeting in
the place of the absent or
disqualified member.

     Section 2.  Conduct of Business.
Each committee may determine the
procedural rules for meeting and
conducting its business and shall act
in accordance therewith, except as
otherwise provided herein or required
by law.  Adequate provision shall be
made for notice to members of all
meetings; a majority of the members
shall constitute a quorum; and all
matters shall be determined by a
majority vote of the members present.
Each committee shall keep minutes of
its proceedings and shall make such
minutes available to the Board of
Directors at its request.  Action may
be taken by any committee without a
meeting if all members thereof
consent thereto in writing and the
writing or writings are filed with
the minutes of the proceedings of
such committee.

ARTICLE IV
OFFICERS

     Section 1.  Generally.  The
officers of the Corporation shall
consist of a President, one or more
Vice Presidents, a Secretary, and
such other officers, including a
Chairman of the Board, as may from
time to time be elected by the Board
of Directors.  Officers shall be
elected from time to time by the
Board of Directors, which shall
consider that subject at its first
regular meeting after each annual
meeting of the stockholders.  Each
officer shall hold his office until
his successor is elected and
qualified or until his earlier
resignation or removal.  The Chairman
of the Board, if any, and the
President shall be members of the
Board of Directors.  Any number of
offices may be held by the same
person.

     Section 2.  Chief Executive
Officer.  If the Board of Directors
elects a Chairman of the Board, it
shall designate either the Chairman
of the Board or the President as the
Chief Executive Officer.  The Chief
Executive Officer shall be the
principal executive officer of the
Corporation and, subject to the
control of the Board of Directors,
shall in general supervise and
control all of the business and
affairs of the Corporation.  He, or
any officer elected by the Board of
Directors whom he may designate, may
specify from time to time the banks
in which the Corporation shall
deposit its funds, what types of
accounts it shall maintain and who
may sign checks and drafts on such
accounts and in what combinations.
He, or another person appointed by
him as his substitute, shall, unless
otherwise directed by the Board of
Directors, attend in person, or shall
execute on behalf of the Corporation
written instruments appointing a
proxy or proxies to represent the
Corporation at, all meetings of the
stockholders of any Corporation in
which the Corporation shall hold any
voting securities.  At all such
meetings and otherwise, the Chief
Executive Officer, in person or by
substitute or proxy, as aforesaid,
may vote such securities so held by
the Corporation and may execute
written consents and other
instruments with respect to such
securities and may exercise on behalf
of the Corporation any and all rights
and powers incident to the ownership
thereof, subject, however, to the
instructions, if any, of the Board of
Directors.  He shall have such other
powers and duties as may be
prescribed by the Board of Directors
from time to time.

     Section 3.  Chairman of the
Board.  The Chairman of the Board, if
any, if he has not been designated as
the Chief Executive Officer, shall
have such powers and duties as from
time to time may be assigned by the
Board of Directors.

     Section 4.  President.  If there
is no Chairman of the Board, the
President shall be the Chief
Executive Officer.  If there is a
Chairman of the Board who has been
designated Chief Executive Officer,
the President shall, in the absence
of the Chairman of the Board, perform
the duties of the Chief Executive
Officer and when so acting shall have
all the powers of the Chief Executive
Officer.  The President shall have
such other powers and duties as from
time to time may be assigned by the
Chief Executive Officer or the Board
of Directors.

     Section 5.  Vice Presidents.
Any Vice President may be designated
by the Board of Directors to perform
the duties of the Chief Executive
Officer or of the President in case
of the absence, death or inability to
act of such officers, with all the
powers of such officers.  Each Vice
President shall have such other
powers and duties as from time to
time may be assigned by the Chief
Executive Officer, the President or
the Board of Directors.

     Section 6.  Secretary.  The
Secretary shall be responsible for
the giving of all authorized notices
of, and keep the minutes of, all
meetings of the stockholders and the
Board of Directors; be the custodian
of the books and records of the
Corporation, except as may be
otherwise determined by the Board of
Directors, and of the seal of the
Corporation; and in general have all
powers and duties incident to the
office of Secretary and such other
powers and duties as from time to
time may be assigned by the Chief
Executive Officer, the President or
the Board of Directors.

     Section 7.  Other Officers.  Any
other officer shall have such powers
and duties as may be from time to
time prescribed by the Board of
Directors or by another officer
pursuant to Board authorization.

     Section 8.  Delegation of
Authority.  The Board of Directors
may from time to time delegate the
powers or duties of any officer to
any other officers or agents,
notwithstanding any provision hereof.

     Section 9.  Removal.  Any
officer of the Corporation may be
removed at any time, with or without
cause, by the Board of Directors.

ARTICLE V
INDEMNIFICATION OF DIRECTORS,
OFFICERS AND OTHERS

     Section 1.  Scope.  The
Corporation shall, to the full extent
now or hereafter permitted by law,
indemnify any person who was or is a
party or is threatened to be made a
party to any threatened, pending or
completed action, suit or proceeding,
whether civil, criminal,
administrative or investigative, by
reason of the fact that he is or was
a director, officer, employee or
agent of the Corporation, or is or
was serving at the request of the
Corporation as a director, officer,
employee or agent of another
corporation, partnership, joint
venture, trust or other enterprise,
against expenses (including, but not
limited to, attorneys' and
accountants' fees and disbursements),
judgments, fines and amounts paid in
settlement incurred by him in
connection with such threatened,
pending or completed action, suit or
proceeding (whether the same shall be
by or in the right of the corporation
or such other corporation,
partnership, joint venture, trust or
other enterprise, or otherwise).

     Section 2.  Legal Basis.  If the
determination of whether
indemnification in a specific case of
a person referred to in Section 1 of
this Article V is proper in the
circumstances is to be made by the
Board of Directors, the Board may
rely upon the written opinion of
legal counsel as to whether such
indemnification is permitted by law.
Any person referred to in Section 1
of this Article V who has been
refused indemnification by the
Corporation shall nevertheless be
indemnified by it if a court of
competent jurisdiction determines
that such indemnification is
permitted by law.

     Section 3.  Advance of Expenses.
Expenses incurred in connection with
any threatened, pending or completed
action, suit or proceeding referred
to in Section 1 of this Article V may
be advanced by the Corporation to the
full extent now or hereafter
permitted by law.

     Section 4.  Predecessor
Corporation.  For the purposes of
this Article V, references to "the
corporation" include all constituent
corporations absorbed in a
consolidation or merger as well as
the resulting or surviving
corporation so that any person who is
or was a director, officer, employee
or agent of such a constituent
corporation or is or was serving at
the request of such constituent
corporation as a director, officer,
employee or agent of another
corporation, partnership, joint
venture, trust or other enterprise
shall stand in the same position
under the provisions of this Article
V with respect to the resulting or
surviving corporation as he would if
he had served the resulting or
surviving corporation in the same
capacity.

     Section 5.  Automatic Conformity
to Law.  The intention of this
Article V is to provide
indemnification with the broadest and
most inclusive coverage permitted by
law (a) at the time of the act or
omission to be indemnified against or
(b) at the time of carrying out such
indemnification, whichever of (a) or
(b) may be broader or more inclusive
and permitted by law to be
applicable.  If the indemnification
permitted by law at the time this
Article V becomes effective, or at
any future time, shall be broader or
more inclusive than the other
provisions of this Article V, then
indemnification shall nevertheless
extend to the broadest and most
inclusive permitted by law at any
time and this Article V shall be
deemed to have been amended
accordingly.  If any provision or
portion of this Article V shall be
invalid or ineffective, the validity
and effect of the remaining parts
shall not be affected.

ARTICLE VI
CAPITAL STOCK

     Section 1.  Certificates of
Stock.  The certificates for shares
of the capital stock of the
Corporation shall be in such form as
shall be approved by the Board of
Directors.  The certificates shall be
signed by the Chairman of the Board
or the President or a Vice President
and also by the Treasurer or an
Assistant Treasurer or the Secretary
or an Assistant Secretary, and may be
sealed with the seal of the
Corporation or a facsimile thereof.

     The signatures of the aforesaid
officers may be facsimiles if the
certificate is countersigned by a
transfer agent or by a registrar
other than the Corporation or its
employee.  The validity of any stock
certificate of the Corporation signed
and executed by or in the name of
duly qualified officers of the
Corporation shall not be affected by
the subsequent death, resignation, or
the ceasing for any other reason of
any such officer to hold such office,
whether before or after the date
borne by or the actual delivery of
such certificate.

     The name of the person owning
the shares represented by each issued
certificate, with the number of such
shares and the date of issue, shall
be entered on the Corporation's
capital stock records.

     In the event of the loss, theft
or destruction of any stock
certificate, another may be issued in
its place pursuant to such
regulations as the Board of Directors
may establish concerning proof of
such loss, theft or destruction and
concerning the giving of a
satisfactory bond or bonds of
indemnity.

     Section 2.  Transfers of Stock.
Transfers of stock shall be made only
upon the transfer books of the
Corporation kept at an office of the
Corporation or by a transfer agent
designated to transfer shares of the
stock of the Corporation.  Except
where a certificate is issued in
place of a lost, stolen or destroyed
stock certificate, an outstanding
certificate for the number of shares
involved shall be surrendered for
cancellation before a new certificate
is issued therefor.

     The Corporation may treat the
holder of record of any share or
shares of stock as the holder in fact
thereof, and shall not be bound to
recognize any equitable or other
claim to or interest in any such
share or shares on the part of any
other person, whether or it shall
have express or other notice thereof,
save as expressly provided by law.

     Section 3.  Other Regulations.
The issue, transfer, conversion and
registration of shares of stock and
certificates therefor shall be
governed by such other regulations as
the Board of Directors may establish.

     Section 4.  Record Date.  The
Board of Directors may fix a record
date, which shall not be more than 60
nor less than 10 days before the date
of any meeting of the stockholders,
nor more than 60 days prior to the
time for the other action hereinafter
described, as of which there shall be
determined the stockholders who are
entitled to notice of or to vote at
such meeting of the stockholders or
any adjustment thereof; to express
consent to corporate action in
writing without a meeting; to receive
payment of any dividend or other
distribution or allotment of any
rights; or to exercise any rights
with respect to any change,
conversion or exchange of stock; or
with respect to any other lawful
action.

ARTICLE VII
AMENDMENTS

     Except as otherwise provided by
law or these By-Laws, these By-Laws
may be amended or repealed, and new
By-Laws may be adopted, at any
meeting of the stockholders or of the
Board of Directors, provided that the
notice of such meeting shall have
included notice of such proposed
action.  such action by the Board of
Directors may be effected only by the
affirmative vote of at least a
majority of the members of the Board
of Directors then in office.

Exhibit 3.23
File No. 9895
ARTICLES OF ASSOCIATION OF
SHERBURNE CORPORATION

We, the Subscribers, of full age,
hereby associate ourselves together
as a corporation under the laws of
the State of Vermont, to be known by
the name of SHERBURNE CORPORATION
(hereinafter referred to as the
"Corporation") for the following
purposes:

To purchase, build, lease or
otherwise acquire, mortgage, sell or
otherwise dispose of, maintain and
operate ski areas, recreation areas,
resorts and resort areas, ski lifts,
chair lifts, serial tramways, tows
and similar conveyances, hotels,
inns, taverns and restaurants, and
all facilities in conjunction
therewith, to carry on a general
catering business and to buy, sell
and deal in and with foods and
liquors of all kinds; to supply
facilities for dinners, banquets,
conventions and meetings of all
descriptions; to grant to persons,
firms and corporations concessions,
rights and privileges to carry on
business on property owned or
operated by the Corporation;

To purchase, build, lease or
otherwise acquire, mortgage, sell or
otherwise dispose of, maintain and
operate mines, quarries and wells and
all facilities in connection
therewith; to conduct explorations of
all kinds in connection with the
business of mining, quarrying and
drilling, maintaining and operating
wells;

To purchase, build, lease or
otherwise acquire, mortgage, sell or
otherwise dispose of, maintain and
operate water systems and water
distributing systems and all
facilities in connection therewith;

To conduct ski schools, swimming
schools, mountain climbing schools
and any other schools deemed
desirable or expedient in connection
with the foregoing powers of the
Corporation;

To take, purchase, lease, hire,
construct, reconstruct or otherwise
acquire, and to hold, own, occupy,
use and enjoy, to manage, improve,
operate and work, and to grant, sell,
let, lease, sublease, demise,
exchange, and otherwise dispose of
and generally to deal in real estate,
buildings and improvements and any
and every right, interest, or estate
therein, without limit as to the
cost, amount, or value thereof and
wheresoever the same may be situated,
whether outside or within the State
of Vermont;

To create, manufacture, purchase,
lease, hire or otherwise acquire, and
to hold, own, use, operate, mortgage,
pledge, sell, or otherwise dispose
of, invest, trade and generally deal
in goods, wares and merchandise and
other property, real, personal or
mixed, tangible or intangible, of
every class and description;

To apply for, obtain, purchase, lease
or otherwise acquire, to hold, use,
own, operate, improve and introduce,
and to sell, assign, hypothecate,
mortgage or otherwise dispose of
patents, application for letters
patent, licenses or grants in respect
of letters patent, inventions,
privileges, licenses, improvements,
processes, trademarks and tradenames,
copyrights, devices and formulae used
in connection with or secured under,
letters patent of the United States
or elsewhere, or otherwise; and to
use, exercise, develop, grant
licenses in respect of, or otherwise
turn to account any such patents,
applications for letters patent,
licenses, processes, inventions,
improvements, devices, formulae,
trademarks, copyrights and
tradenames, or the like, or any such
property or rights, and to supervise
or otherwise exercise such control
over its said licensees and the
businesses conducted by them, as may
be agreed upon in its contract with
such licensees for the protection of
its rights in said patents,
applications for letters patent,
inventions, privileges, processes,
formulae, improvements, trademarks,
copyrights and tradenames and to
secure to it the payment of agreed
royalties, and to manufacture or deal
in any article, product, or
byproduct, produced as the result or
by the use of any such invention or
process, or the like, for use with
such patents, or any articles of any
description used or sold or to be
used in connection therewith;

To the extent permitted by law, to
acquire by purchase, subscription,
contract or otherwise trade for
investment or otherwise, to sell,
exchange, mortgage, pledge or
otherwise dispose of or turn to
account, and generally to hold in and
with any and all forms of securities,
including capital stock, issued or
created in the U.S. and all parts of
the world, corporations,
associations, partnerships, firms
trusts, individuals, governments,
states, or governmental subdivisions
or divisions, or combinations,
organizations or others whatsoever,
irrespective of their form or the
name by which they may be described,
and to issue in exchange therefor or
in payment thereof, in any manner
permitted by law or in these Articles
of Association, its own securities of
any kind, or to make payment therefor
by any other lawful means of payment,
whatsoever; to exercise any and all
claims or powers and privileges of
individual ownership or interest in
respect of any and all such
securities, including the right to
vote thereon and to consent or
otherwise act with respect thereto;

To purchase, hold, cancel, reissue,
sell, exchange, transfer or otherwise
deal in its own securities, including
shares of its capital stock from time
to time to such an extent and in such
manner and upon such terms as the
Board of Directors shall determine
insofar as permitted by law;

To acquire and pay for in cash,
stock, goods or property of this
Corporation or otherwise, the
goodwill, rights, assets and property
in whole or in part of the
association or corporation engaged in
the same or similar business, to
borrow and repay, for any of the
purposes of the Corporation, from
time to time, and without limit as to
amount; to issue and sell its own
securities in such amounts, on such
terms and conditions, for such
purposes and at such prices, now as
hereafter permitted by the laws of
the State of Vermont and by these
Articles of Association, as the Board
of Directors may determine and to
secure such securities, to the extent
now or hereafter permitted by the
laws of said state and by these
Articles of Association, by mortgage
upon, or the pledge of, or the
conveyance or assignment in trust of,
the whole or any part of the
properties, assets, business and
goodwill of this Corporation as then
owned or thereafter acquired;

To be appointed and to act as the
agent or representative, or both, of
any corporation, firm or individual
in any and all parts of the world, in
such capacity and on such terms and
conditions as may from time to time
be mutually determined upon;

To conduct a general agency business,
to employ, engage, hire, and to
appoint corporations, firms, and
individuals in any and all parts of
the world to act as agents and/or
subagents for the Corporation in such
capacity and on such conditions as
may be determined from time to time
by the Board of Directors;

To make, execute and enter into
contracts with, and to take and
receive contracts or assignments of
contracts from, any and all persons,
firms, copartnerships, associations,
corporations, and state and/or
municipal corporations for doing any
and all of the acts or things that
the Corporation is, or may be,
authorized to do; and to carry out
and perform, assign, or sublet to
others in whole or in part any or all
such contracts whether originally
made and entered into by this
Corporation, or acquired by
assignment from others;

To carry on, engage in, institute,
conduct, perform or participate in
every kind of mercantile or
industrial business, or other similar
business of whatsoever nature, which
may, in the discretion of the Board
of Directors, seem capable of being
conveniently carried on in connection
with the above, or calculated
directly or indirectly to enhance the
value of the Corporation's property
or rights.

To have one office within the State
of Vermont, or more offices within or
without the State of Vermont, to
carry on all or any of its operations
and business and without restriction
or limit as to amount to purchase or
otherwise acquire, hold, own,
mortgage, sell, convey, or otherwise
dispose of real and personal property
of every class and description in any
of the States, Districts, Territories
or Colonies of the United States, and
in any and all foreign countries,
subject to the laws of such State,
District, Territory, Colony or
Country.  The foregoing purposes,
rights and powers are granted and are
to be exercised only upon the
condition that the requirements
exacted by the laws of the State of
Vermont are first fully complied
with.

The principal office shall be located
at Woodstock, in the County of
Windsor, in the State of Vermont.

The Corporation is to be organized
for profit.

The capital stock shall consist of
Five Hundred (500) shares of common
stock with no par value.

A majority of directors shall have
discretion to determine the amount of
cash for which each share of the no
par common stock of the Corporation
shall be issued.  A majority of the
directors shall be entitled to
determine the amount and kind of
property, services and franchises for
which each share of the common
capital stock of the Corporation
shall be issued and in that
connection a vote of the majority of
shareholders may direct the issuance
of common capital stock of the
Corporation upon the terms and
conditions specified in the
resolution.  Such stock may thereupon
be issued upon compliance with the
conditions without any further action
on the part of the directors of the
corporation. Each share of the common
capital stock of the Corporation
shall be entitled to one vote.  There
shall be no cumulative voting for
directors.

The Corporation is to have perpetual
existence.

The private property of the
stockholders of the corporation shall
not be subject to the payment of
corporate debts to any extent
whatever.

The following provisions are inserted
for the management of the business
and for the conduct of the affairs of
the Corporation and for further
defining, limiting and regulating the
powers of the Corporation and its
directors and stockholders:

(1)  The bylaws of the Corporation
shall fix the number of directors
which shall constitute the whole
Board and may prescribe their term of
office and may provide that, from
time to time, the number of directors
may be increased or decreased by
amendment by the bylaws, provided
that in no case shall the number of
directors be less than three.  The
directors need not be chosen by
ballot.  Any vacancy in the Board of
Directors may be filled by majority
vote of directors pursuant to any
regular or special meeting.  Meetings
of the Board of Directors may be held
within or without the State of
Vermont.

(2)  In furtherance and not in
limitation of the powers conferred by
the laws of the State of Vermont, the
Board of Directors is expressly
authorized and empowered, without the
assent or vote of the stockholders,
as follows:

(a)  The Board of Directors may, by
resolution or resolutions passed by a
majority of the whole Board, one or
more committees, each committee to
consist of three or more of the
directors of the Corporation, which,
to the extent provided in said
resolution or resolutions or in the
bylaws of the Corporation, shall have
the powers of the Board of Directors
in the management of the business and
affairs of the Corporation and may
have the power to authorize the seal
of the Corporation to be affixed to
all papers which may require it.
Such committee or committees shall
have such name or names as may be
stated in the bylaws or as may be
determined from time to time by
resolution adopted by the Board of
Directors.

(b)  The Board of Directors, subject
to any restrictions contained in
these Articles of Association, shall
have power to declare and pay
dividends upon the shares of the
capital stock of the Corporation as
provided by the laws of the State of
Vermont.  The Board of Directors
shall have authority from time to
time to set apart out of any of the
funds of the Corporation available
for dividends a reserve or reserves
as working capital or for any other
proper purposes or purpose, and to
abolish in whole or in part or add to
any such reserve or reserves from
time to time, as said Board may deem
to be in the interests of the
Corporation, in the manner in which
it was created; and said Board shall
likewise have power to determine in
its discretion what part of the
assets of the Corporation available
for dividends in excess of such
reserve or reserves, if any, shall be
declared in dividends and paid to the
stockholders of the Corporation.

(c)  To authorize and cause to be
executed mortgages and liens upon the
real and personal property of the
Corporation.

(d)  From time to time to determine
whether and to what extent and at
what times and places and under what
conditions and regulations, the
accounts and books of this
Corporation (other than the stock
book), or any of them shall be open
to inspection of stockholders; and no
stockholder shall have any right of
inspecting any account, book or
document of this Corporation except
as conferred by statute, unless
authorized by a resolution of the
stockholders or directors.

(3)  In the absence of actual fraud,
no contract or other transaction
between the Corporation and any other
corporation shall be impeached,
affected or invalidated by the fact
that directors of the Corporation are
directors of such other corporation.
Any director individually, or any
firm of which any director is a
partner, or any corporation of which
any director may be an officer,
director, employee or holder of any
amount of its capital stock may be a
party to or may be interested in any
contract or transaction of the
Corporation and, in the absence of
actual fraud, and approval of the
contract as provided by law, no such
contract or other transaction shall
be thereby affected, impeached or
invalidated.

No director shall be liable to
account tot he Corporation for any
profit realized by him from or
through any such transaction or
contract of the Corporation by reason
of his interest in such transaction
or contract, provided that such
contract or transaction shall be
approved or ratified by the
affirmative vote of directors who are
not so interested constituting a
majority of a quorum of directors
present at a meeting of the Board of
Directors of the Corporation having
authority in the premises.

No contract or other transaction
between the Corporation and any other
corporation, at least a majority of
the stock of which having voting
power is owned or controlled by the
Corporation, shall in any case be
valid or voidable because of the fact
that directors of the Corporation are
directors of such other corporation,
nor shall any such director be deemed
interested in such contract or other
transaction under any of the
provisions of this subdivision (3),
nor shall any such director be liable
to account because of such interest.

No contract or other transaction
between the Corporation and any other
corporation or firm which provides
for the purchase and sale of
securities or other property or for
any other action for the Corporation
upon terms not less favorable to the
Corporation than those offered to
others, shall in any case be void or
voidable because of the fact that the
directors of the Corporation are
directors of such other corporation
or partners in such firm, nor shall
any director be deemed interested in
such contract or other transactions
under any of the provisions of this
subdivision (3), nor shall any such
director be liable to account because
of such interest.

(4)  Any contract or act that shall
be approved or ratified by the vote
of the holders of a majority of the
capital stock of the Corporation
having voting powers which is
represented in person or by proxy at
any annual meeting of stockholders or
at any special meeting called for the
purpose, among others, of considering
the approval or ratification of the
acts of officers and directors
(provided that a lawful quorum of
stockholders be there represented in
person or by proxy) shall be valid
and as binding upon the Corporation
and upon all its stockholders as
though it had been approved or
ratified by every stockholder of the
Corporation.

(5)  Each director and officer of the
Corporation shall be entitled,
without the necessity of further act
or deed on the part of himself or the
Corporation, to be indemnified by the
Corporation from and against any and
all claims, liabilities, fines or
penalties, whether or not reduced to
judgment, imposed upon or asserted
against him by reason of his being or
having been a director or officer of
the Corporation or otherwise, and
also from and against all costs and
expenses (including, without any
limitation of the foregoing, fees and
disbursements of counsel) reasonably
incurred by him as a result thereof,
whether in settlement of the same or
in connection with any action, suit
or proceeding to which he is now or
may hereafter become or be made a
party for a like reason; provided,
however, that such indemnification
shall not extend to any instance in
which (a) any liability, fine or
penalty is imposed upon him by final
judgment of a court of competent
jurisdiction or the claims against
him are dismissed or barred upon the
ground of any statute of limitations
or of any other technical defense not
going to the merits of the claims
involved, unless the court shall find
that the liability, fine or penalty
to imposed or the claims so dismissed
or barred resulted from action taken
or omitted to be taken by him in good
faith and without dereliction in duty
on his part or, in the absence of
such a finding, unless counsel
selected or approved by the Board of
Directors shall have advised the
Corporation that in the opinion of
such counsel such liability, fine or
penalty or such claims resulted from
action taken or omitted to be taken
by him in good faith and without
dereliction in duty on his part; or
(b) final judgment of a court of
competent jurisdiction is entered
against him upon an offer of
settlement by him of any action, suit
or proceeding; in connection with the
settlement of any action, suit,
proceeding or claim prior to the
entry of any judgment therein or in
respect thereof, unless the
Corporation shall be advised by
counsel selected or approved by the
Board of Directors that, in the
opinion of such counsel, such action,
suit, proceeding or claim is without
substantial merit or that such
director or officer acted in good
faith and without dereliction in duty
on his part with respect to the
matters involved therein but in no
event shall the amount of the
indemnity under this subdivision
exceed the expense which might
reasonably be incurred by such
director or officer in conducting his
defense to a final conclusion.

The Corporation's obligation
aforesaid (a) shall exist whether or
not a director or officer is or has
continued to be a director or officer
of the corporation at or up to the
time any costs or expenses are
incurred or any claims or liabilities
arise or any settlement is effected,
(b) shall inure to the benefit of the
heirs, executors or administrators of
such director or officer, (c) shall
not be exclusive of any rights to
which he or they may be entitled as a
matter of law and (d) may, but need
not, be evidenced by a writing to be
delivered to him in connection with
his election or appointment as such
director and/or officer and in
consideration of his acceptance of
the same.  Notwithstanding any
amendment of these Articles of
Association affecting or purporting
to affect this subdivision (5) of
this Article or the indemnification
herein provided, such obligation
shall be binding upon the Corporation
(subject only to the exceptions
hereinbefore set forth) as to all
matters which occurred during or are
allocable to the period prior to any
such amendment and shall cover all
claims, liabilities, costs and
expenses at any time connected
therewith, and also any settlement
thereof, as hereinabove stated.

In determining whether and to what
extent, if any, a director or officer
of the corporation is entitled to
indemnification hereunder or under
any writing aforesaid and in making
any payments pursuant to such
determination, the Board of Directors
of the Corporation and/or each
director and officer, whether or not
interested in any such determination
or a payment, may conclusively rely
upon, and shall be protected by, an
opinion of counsel selected or
approved by the Board of Directors,
which counsel may, but need not be,
counsel advising as above mentioned,
and any action taken in reliance upon
such opinion shall be final and
conclusive.

(6)  Except as otherwise provided in
the Bylaws, the Corporation and the
stockholders and the Board of
Directors thereof may hold their
meetings and have an office or
offices outside of the State of
Vermont and, subject to the
provisions of the laws of said state,
may keep the books of the Corporation
outside of said state at such places
as may, from time to time, be
designated by the Board of Directors.

No stockholder shall be entitled as a
matter of right to subscribe for,
purchase or receive any shares of
stock or any rights or options of the
Corporation which it may issue or
sell, whether out of the number of
shares authorized by these Articles
of Association or by amendment
thereof, or other proceedings, or out
of the shares of the stock of the
Corporation acquired by it after the
issuance thereof, nor shall any
stockholder be entitled to receive
any bonds, debentures or right to
issue or sell that shall be
convertible into or exchangeable for
stock or to which shall be attached
or appertain any warrant or warrants
or other instrument or instruments
that shall confer upon the holder or
owner of such obligation the right to
subscribe for or purchase from the
Corporation any share of its capital
stock.  But all such additional
issues of stock, rights, options or
of bonds, debentures or other
obligations convertible into or
exchangeable for such or to which
warrants shall be attached or
appertain or which shall confer upon
the holder of the right to subscribe
for or purchase any shares of stock,
may be issued and disposed of by the
Board of Directors to such persons,
firms, associations and corporations
and upon such terms, subject to any
provision of law in regard thereto,
as in their absolute discretion they
may deem advisable.

The Corporation reserves the right to
amend, alter, change or repeal any
provision contained in these Articles
of Association, in the manner now or
hereafter prescribed by statute, and
all rights conferred upon
stockholders herein are granted
subject to this reservation.
Amendment of these Articles of
Association may be by the vote of the
holders of a majority of the
outstanding common capital stock of
the Corporation.

This Corporation shall have the
foregoing purposes, powers and
methods of operation only to the
extent permitted by present state
law.

Dated at Woodstock, in the County of
Windsor and State of Vermont this
26th day of November, A.D., 1956.
SUBSCRIBERS                POST
OFFICE ADDRESS
/s/ Preston Leete Smith    Rockingham
Rd.
                           Bellows
Falls, VT
/s/ Susanne H. Smith       Rockingham
Rd.
                           Bellows
Falls,VT
/s/ Joseph D. Sargent      139 Milton
St.
                           West
Hartford, CT
/s/ Joseph Neal 3rd        15
Castlewood Road
                           West
Hartford, CT

File No. 8695

AMENDMENT OF ARTICLES OF ASSOCIATION
OF THE
SHERBURNE CORPORATION

     We, THE UNDERSIGNED, President
and Clerk of Sherburne Corporation, a
corporation organized and existing
under the laws of the State of
Vermont, and having its principal
office at Woodstock in the County of
Windsor in said state, hereby certify
that at a meeting of the stockholders
of said corporation, duly called for
that purpose, and held at Woodstock
in the County of Windsor, in said
State, on the 23rd day of July, 1956,
it was voted by the holders of two-
thirds of the outstanding stock of
said corporation to amen d its
articles of association as follows,
viz:

     The capital stock shall consist
of two thousand (2000) shares of
common stock having no par value.

Dated at Woodstock in the County of
Windsor this 23rd day of July A.D.
1956.

/s/ Preston L. Smith, President
/s/ Franklin S. Billings, Jr., Clerk

STATE OF VERMONT
Windsor County, ss.

     At Woodstock in said County,
this 23rd day of July, 1956,
personally appeared the above-named
Preston L. Smith, President and
Franklin S. Billings, Jr., Clerk of
the corporation above named, and made
oath to the truth of the foregoing
certificate by them subscribed.

/s/
Notary Public

File No. 8695
AMENDMENT OF ARTICLES OF ASSOCIATION
OF THE
SHERBURNE CORPORATION

     We, THE UNDERSIGNED, President
and Clerk of Sherburne Corporation, a
corporation organized and existing
under the laws of the State of
Vermont, and having its principal
office at Woodstock in the County of
Windsor in said state, hereby certify
that at a meeting of the stockholders
of said corporation, duly called for
that purpose, and held at Woodstock
in the County of Windsor, in said
State, on the 12th day of August,
1957, it was voted by the holders of
two-thirds of the outstanding stock
of said corporation to amen d its
articles of association as follows,
viz:

     1.   The capital stock shall
consist of the following:

     a.   2000 shares of common stock
          having a par value of
          $100.00.

     b.   500 shares of Class A,
          common stock having a par
          value of $100.00.  This
          stock shall be nonvoting
          and shall have a dividend
          preference over the common
          stock.

     c.   500 shares of Class B,
          common stock having a par
          value of $100.00.  The
          stockholders of this class
          shall only be entitled to
          one vote for every four
          shares of stock held.

     2.   The principal office of the
          corporation shall be
          located at Sherburne,
          County of Rutland, State of
          Vermont.


Dated at Woodstock in the County of
Windsor this 12th day of August A.D.
1957.

/s/ Preston L. Smith, President
/s/ Franklin S. Billings, Jr., Clerk

STATE OF VERMONT
Windsor County, ss.

     At Woodstock in said County,
this 12th day of August, 1957,
personally appeared the above-named
Preston L. Smith, President and
Franklin S. Billings, Jr., Clerk of
the corporation above named, and made
oath to the truth of the foregoing
certificate by them subscribed.

/s/
Notary Public

File No. 8695
AMENDMENT OF ARTICLES OF ASSOCIATION
OF THE
SHERBURNE CORPORATION

     We, THE UNDERSIGNED, President
and Clerk of Sherburne Corporation, a
corporation organized and existing
under the laws of the State of
Vermont, and having its principal
office at Sherburne in the County of
Rutland in said state, hereby certify
that at a meeting of the stockholders
of said corporation, duly called for
that purpose, and held at Sherburne
in the County of Rutland, in said
State, on the 12th day of September,
1959, it was voted by the holders of
two-thirds of the outstanding stock
of said corporation to amen d its
articles of association as follows,
viz:

     By increasing the authorized
common stock from 2000 shares to 4000
shares, par $100.00, all other
classes of stock to remain as
presently authorized.

Dated at Sherburne in the County of
Rutland this 29th day of December
A.D. 1959.

/s/ Preston L. Smith, President
/s/ Franklin S. Billings, Jr., Clerk

STATE OF VERMONT
Washington County, ss.

     At Montpelier in said County,
this 14th day of January, 1960,
personally appeared the above-named
Preston L. Smith, President and
Franklin S. Billings, Jr., Clerk of
the corporation above named, and made
oath to the truth of the foregoing
certificate by them subscribed.

/s/
Notary Public

File No. 8695
AMENDMENT OF ARTICLES OF ASSOCIATION
OF THE
SHERBURNE CORPORATION

     We, THE UNDERSIGNED, President
and Clerk of Sherburne Corporation, a
corporation organized and existing
under the laws of the State of
Vermont, and having its principal
office at Sherburne in the County of
Rutland in said state, hereby certify
that at a meeting of the stockholders
of said corporation, duly called for
that purpose, and held at Sherburne
in the County of Rutland, in said
State, on the 11th day of February,
1961, it was voted by the holders of
two-thirds of the outstanding stock
of said corporation to amen d its
articles of association as follows,
viz:

     To change outstanding common
stock from 4000 shares par $100 to
8000 shares of common stock, par
$50.00

Dated at Sherburne in the County of
Rutland this 14th day of February
A.D. 1961.

/s/ Preston L. Smith, President
/s/ Franklin S. Billings, Jr., Clerk

STATE OF VERMONT
Rutland County, ss.

     At Sherburne in said County,
this 14th day of  February, 1961,
personally appeared the above-named
Preston L. Smith, President and
Franklin S. Billings, Jr., Clerk of
the corporation above named, and made
oath to the truth of the foregoing
certificate by them subscribed.

/s/
Notary Public

AMENDMENT OF ARTICLES OF ASSOCIATION
OF THE
SHERBURNE CORPORATION

     We, THE UNDERSIGNED, President
and Clerk of Sherburne Corporation, a
corporation organized and existing
under the laws of the State of
Vermont, and having its principal
office at Sherburne in the County of
Rutland in said state, hereby certify
that at a meeting of the stockholders
of said corporation, duly called for
that purpose, and held at Sherburne
in the County of Rutland, in said
State, on the  28th day of October,
1967, it was voted by the holders of
two-thirds of the outstanding stock
of said corporation to amen d its
articles of association as follows,
viz:

     By striking out the following:

     The capital stock shall consist
of the following:

     a.   800 shares of common stock
          having a par value of
          $50.00.

     b.   500 shares of common stock
          having a par value of
          $100.00.  This stock shall
          be nonvoting and shall have
          a dividend preference over
          the common stock.

     c.   500 shares of Class B,
          common stock having a par
          value of $100.00.  The
          stockholders of this class
          shall only be entitled to
          one vote for every four
          shares of stock held.

     And substituting in lieu
thereof:

     The capital stock shall consist
of the following:

     a.   16,000 shares of common
          stock having a par value of
          $25.00.

     b.   500 shares of Class A,
          common stock having a par
          value of 4100.00.  This
          stock shall be nonvoting
          and shall have a dividend
          preference over the common
          stock.

     c.   500 shares of Class B,
          common stock having a par
          value of $100.00.  The
          stockholders of this class
          shall only be entitled to
          one vote for every four
          shares of stock held.

Dated at Sherburne in the County of
Rutland this 30th day of November
A.D. 1967.

/s/ Preston L. Smith, President
/s/ John D. Carbine, Clerk

STATE OF VERMONT
Rutland County, ss.

     At Sherburne in said County,
this 30th day of  November, 1967,
personally appeared the above-named
Preston L. Smith, President and John
D. Carbine., Clerk of the corporation
above named, and made oath to the
truth of the foregoing certificate by
them subscribed.

/s/ Elaine J. Wellington
Notary Public

STATE OF VERMONT
CERTIFICATE OF MERGER
Pursuant to 11 V.S.A.  1954, the
merger
OF EFG CORPORATION (Vermont) and
(into)
SHERBURNE CORPORATION
was filed in this office on December
5, 1984
Dated: December 5, 1984

     Pursuant to Section 1951 et seq.
of the Vermont Business Corporation
Act of the Vermont Statutes
Annotated, as amended, the
undersigned corporations adopt the
following Articles of Merger for the
purpose of merging them into one of
such corporations:

FIRST:  The Agreement and Plan of
merger attached hereto as Attachment
A was approved by the shareholders of
each of the undersigned corporations
in the manner prescribed by Section
1953 of the Vermont Business
Corporation Act.

SECOND:  As to each of the
undersigned corporations, the number
of shares outstanding, and the
designation and number of outstanding
shares of each class entitled to vote
as a class on such Plan, are as
follows:

Name of  Number    Entitled  As a
Corporat of        to Vote;  Class
ion      Shares    Designat  Number
         Outstand  ion of    of
         ing       Class     Shares
EFG      100       None
Corporat
ion
Sherburn 13,303    None
e
Corporat
ion

THIRD:  As to each of the undersigned
corporations, the total number of
shares voted for and against such
Plan, respectively, and, as to each
class entitled to vote thereon as a
class, the number of shares of such
class voted for and against such
Plan, respectively, are as follows:

Name of  Total   Total   Clas Voted   Voted
Corporat Voted   Voted   s    For     Agains
ion      For     Agains               t
                 t
EFG      100     0       None
Corporat
ion
Sherburn 10,928  320     None
e
Corporat
ion

Dated: November 17, 1984

EFG CORPORATION
/s/ Joseph D. Sargent
Its President
/s/ Susanne H. Smith
Its Secretary
SHERBURNE CORPORATION
/s/ Preston L. Smith
Its President
/s/ Susanne H. Smith
Its Secretary

STATE OF VERMONT
COUNTY OF RUTLAND, ss.
At Sherburne in said County on the 17
day of November, 1984 before me
personally appeared Joseph Sargent,
duly sworn, declared that he is the
President of EFG Corporation, that he
signed the foregoing document as such
President, of the Corporation, and
that the statements therein contained
are true.
/s/ Marilyn Seward, Notary Public
STATE OF VERMONT
COUNTY OF RUTLAND, ss.
At Sherburne in said County on the 17
day of November, 1984 before me
personally appeared Preston Smith,
duly sworn, declared that he is the
President of EFG Corporation, that he
signed the foregoing document as such
President, of the Corporation, and
that the statements therein contained
are true.
/s/ Marilyn Seward, Notary Public

Attachment A
AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER
(hereinafter called this "Agreement
and Plan"), dated as of October 17,
1984, among SHERBURNE CORPORATION, a
Vermont corporation (Sherburne"), S-K-
I LTD, a Delaware corporation and a
wholly-owned subsidiary of Sherburne
("S-K-I") and EFG CORPORATION, a
Vermont corporation and a wholly-
owned subsidiary of S-K-I ("EFG").

WHEREAS, Sherburne's authorized
capital stock consists of (a) 16,000
shares of Common Stock, $25 par value
("Sherburne Common Stock"), of which
13,303 shares are issued and
outstanding, (b) 500 shares of Class
A Common Stock, $100 par value, none
of which has been issued, and (c) 500
shares of Class B Common Stock, $100
par value, none of which has been
issued.

WHEREAS, prior to the Effective Time
(hereinafter defined) additional
shares of Sherburne Common Stock may
be issued;

WHEREAS, S-K-I's authorized capital
stock consists of 5,000,000 shares of
Common Stock, $10 par value ("S-K-I
Common Stock"), of which 100 shares
have been issued and are outstanding
and owned by Sherburne.

WHEREAS, EFG's authorized capital
stock consists of 100 shares of
Common Stock, $10 par value, all of
which are issued and outstanding and
owned by S-K-I.

WHEREAS, the Boards of Directors of
Sherburne, S-K-I and EFG deem it
advisable that EFG be merged into
Sherburne, upon the terms and subject
to the conditions herein set forth
and in accordance with the laws of
the State of Vermont, with the result
that Sherburne, which will continue
to have the name Sherburne
Corporation, will be the surviving
corporation, the holders of the
Common Stock of Sherburne immediately
prior to the effectuation of the
merger provided for herein (the
"Merger") other than dissenting
shareholders, if any, will become the
holders of the Common Stock of S-K-I,
and Sherburne will become a wholly-
owned subsidiary of S-K-I; and

WHEREAS, the Boards of Directors of
Sherburne, S-K-I and EFG have duly
approved this Agreement and Plan and
authorized its execution and
performance.

NOW, THEREFORE, the parties hereto
agree as follows:

ARTICLE 1
MERGER

1.1  Merger.  Subject to the terms
and conditions of this Agreement and
Plan, EFG shall be merged with and
into Sherburne in accordance with the
Vermont Business Corporation Act, the
separate existence of EFG shall
cease, and Sherburne, which shall
continue to have the name Sherburne
Corporation, shall be the surviving
corporation (and as such is herein
sometimes referred to as the
"Surviving Corporation") and continue
its corporate existence under the
laws of the State of Vermont.  The
Surviving Corporation shall succeed,
insofar as is permitted by law, to
all the rights, assets, liabilities
and obligations of EFG.

1.2  Effective Time of the Merger.
The Merger shall become effective as
of the ate and time (the "Effective
Time") an appropriate certificate of
merger with respect to the Merger is
issued by the Secretary of State of
the State of Vermont, following the
due delivery of executed articles of
merger with respect to the Merger to
said Secretary of State, all in
accordance with the Vermont Business
Corporation Act.

1.3  Action by Parties.  Prior to and
at and after the Effective Time, each
party hereto shall take all such
action as may be necessary or
appropriate on its part to be taken
in order to effectuate the Merger and
the provisions of this Agreement and
Plan.  In this connection, and not by
way of limitation of the foregoing, S-
K-I shall issue the shares of S-K-I
Common Stock to which shares of
Sherburne Common Stock shall be
converted as provided in Article III
hereof.

ARTICLE II
ARTICLES OF ASSOCIATION, BYLAWS AND
DIRECTORS AND OFFICERS OF THE
SURVIVING CORPORATION
2.1 Articles of Association.  At the
Effective Time, the Articles of
Association of Sherburne Corporation
as in effect immediately prior to the
Effective Time shall be the Articles
of Association of the Surviving
Corporation.

2.2  Bylaws.  At the Effective Time,
the Bylaws of Sherburne as amended
and in effect immediately prior to
the Effective Time shall be the
Bylaws of the Surviving Corporation.

2.3  Directors and Officers.  The
directors and officers of Sherburne
immediately prior to the Effective
Time shall at the Effective Time
become and be the directors and
officers, respectively, of the
Surviving Corporation until
expiration of their then current
terms as such, or their prior
resignations, removals or deaths,
subject to the Articles of
Association and Bylaws of the
Surviving Corporation.

ARTICLE III
CONVERSION AND EXCHANGE OF SHARES

3.1  Conversion.  At the Effective
Time, each of the following
transactions shall occur
simultaneously by virtue of the
Merger and without any action on the
part of any person:
(a)  Each share of Sherburne Common
Stock issued and outstanding
immediately prior to the Effective
Time (other than shares of Sherburne
Common Stock held by any persons who
as of the Effective Time shall have
taken all steps necessary to be taken
as of the Effective Time to preserve
their rights as dissenting
shareholders to be paid the fair
value of such shares in accordance
with Section 2004 of the Vermont
Business Corporation Act) shall be
converted into and be one share of S-
K-I Common Stock, validly issued,
fully paid and nonassessable.

(b)  Each share of Common Stock of
EFG issued and outstanding
immediately prior to the Effective
Time shall be converted into and be
one share of Common Stock of the
Surviving Corporation (the latter
Common stock being referred to as the
"Surviving Corporation Common
Stock"), validly issued, fully paid
and nonassessable.

(c)  All shares of S-K-I Common Stock
issued and outstanding immediately
prior to the Effective Time shall be
deemed acquired by S-K-I, without any
consideration being paid therefor,
and be restored to the status of
authorized and unissued shares.

(d)  Each option to purchase shares
of Sherburne Common Stock granted by
Sherburne under the 1982 Incentive
Stock Option Plan and outstanding
immediately prior to the Effective
Time shall be converted into and be
an option to purchase, upon the same
terms and conditions (including the
option exercise price per share) one
share of S-K-I Common Stock for each
share of Sherburne Common Stock which
the holder of such option would have
received had he exercised such option
in full immediately prior to the
Effective Time (whether or not such
option was then exercisable).

3.2  Surrender and Exchange of
Certificates.
(a)  At and after the Effective Time,
each holder of an outstanding
certificate or certificates
theretofore representing shares of
Sherburne Common Stock which by
virtue of the Merger were converted
into shares of S-K-I Common Stock may
surrender the same to S-K-I for
cancellation, and such holder shall
be entitled upon such surrender to
receive in exchange therefor a
certificate or certificates
representing the number of shares of
S-K-I Common Stock into which the
shares of Sherburne Common Stock
theretofore represented by the
certificate or certificates so
surrendered shall have been converted
as aforesaid.  Until so surrendered
and exchanged, each outstanding
certificate which prior to the
Effective Time represented shares of
Sherburne Common Stock shall be
deemed for all purposes other than
the payment by S-K-I of dividends and
other distributions, if any, to
evidence ownership of the number of
shares of S-K-I Common Stock into the
shares of Sherburne Common Stock
theretofore represented thereby shall
have been converted at the Effective
Time.  Unless and until any such
outstanding certificate formerly
representing shares of Sherburne
Common Stock is so surrendered and
exchanged, no dividend or other
distribution, if any, payable to
holders of shares of S-K-I Common
Stock shall be paid to the holder of
such outstanding certificate in
respect thereof.  Upon surrender and
exchange of any such outstanding
certificate, however, there shall be
paid to the record holder of the
certificate or certificates
evidencing shares of SKI Common Stock
issued in exchange therefor the
amount of dividends and other
distributions, if any, which
theretofore as of any date subsequent
to the Effective Time were payable
with respect to such shares of SKI
Common Stock.  If any such
certificate representing shares of
SKI Common Stock is to be issued in a
name other than that in which the
certificate surrendered in exchange
therefor is registered, it shall be a
condition of the issuance thereof
that the certificate shall be
properly endorsed and otherwise in
proper form for transfer and the
person requesting such exchange shall
pay to SKI or the transfer agent for
SKI Common Stock any transfer or
other tax required by reason of such
issuance, or shall establish to the
satisfaction of SKI or such transfer
agent that such tax has been paid.

(b)  At the Effective Time or any
time thereafter and upon surrender by
SKI to the Surviving Corporation of
the outstanding certificate or
certificates theretofore representing
the shares of Common Stock of EFG,
the Surviving Corporation shall
deliver to SKI a certificate or
certificates representing the shares
of the Surviving Corporation Common
Stock into which such shares of
Common Stock of EFG were converted by
virtue of the Merger.

(c)  Promptly after the Effective
Time Sherburne shall surrender to SKI
for cancellation, the outstanding
certificate or certificates
theretofore representing all shares
of SKI Common Stock issued and
outstanding immediately prior to the
Effective Time.

3.3  Stock Transfer Books.  The stock
transfer books of Sherburne with
respect to Sherburne Common Stock
shall be closed at the Effective
Time, and thereafter no transfer of
any shares of Sherburne Common Stock
will be recorded thereon.

3.4  Dissenting Shareholders.  To the
extent that at the Effective Time any
shares of Sherburne Common Stock are
held by any persons who as of the
Effective Time shall have taken all
steps necessary to be taken as of the
Effective Time to preserve their
rights as dissenting shareholders to
be paid the fair value of such shares
in accordance with Section 2004 of
the Vermont Business Corporations
Act, and such persons and rights are
subsequently terminated (other than
by payment to them pursuant to said
Section 2004 or in settlement of said
rights), such persons shall be
entitled, on the basis and in the
manner hereinabove set forth, to
receive shares of SKI Common Stock
and certificates therefor) in
exchange for such shares of Sherburne
Common Stock and certificates
therefor.

ARTICLE IV
CONDITIONS

Consummation of the Merger is subject
to the satisfaction at or prior to
the Effective Time of the following
conditions:

4.1  Shareholder Approval.  This
Agreement and Plan shall have been
duly approved by (a) the affirmative
vote of the holders of at least two-
thirds of the shares of Sherburne
Common Stock outstanding on the
record date fixed for determining
shareholders of Sherburne entitled to
vote thereon, and (b) the affirmative
vote of SKI as the holder of all of
the outstanding Common Stock of EFG.

ARTICLE V
GENERAL

5.1  Termination and Abandonment.  At
any time prior to the Effective Time,
this Agreement and Plan may be
terminated and the Merger may be
abandoned by the Board of Directors
of Sherburne if such Board determines
that the consummation of the Merger
would for any reason be inadvisable
or not in the best interests of
Sherburne or its shareholders.

5.2  Amendment.  This Agreement and
Plan may be amended at any time prior
to the Effective Time upon the
authority of the Board of Directors
of the parties hereto; provided,
however, that it may not be amended
after it has been approved by the
shareholders of Sherburne in any
manner which, in the judgment of the
Board of Directors of Sherburne,
would have a material adverse effect
on the rights of such shareholders or
in any manner not permitted under
applicable law.

5.3  Headings.  The headings set
forth herein are for convenience of
reference only and are not intended
to be part of or to affect the
meaning or interpretation of this
Agreement and Plan.

5.4  Counterparts.  This Agreement
may be executed in several
counterparts, each of which shall
constitute an original and all of
which, when taken together, shall
constitute one and the same
instrument.

5.5  Governing Law.  This Agreement
and Plan shall be governed by and
construed in accordance with the laws
of the State of Vermont.

IN WITNESS WHEREOF, this Agreement
and Plan of Merger has been duly
executed and delivered by the parties
hereto as of the date first above
written.

SHERBURNE CORPORATION
By: Preston L. Smith, President
S-K-I LTD
By: Preston L. Smith President
EFG CORPORATION
By: Joseph D. Sargent, President

STATE OF VERMONT
OFFICE OF SECRETARY OF STATE
ARTICLES OF AMENDMENT
OF
SHERBURNE CORPORATION

a corporation  organized and existing
under the laws of the State of
Vermont with its registered office at
Killington Road, Killington, Vermont
05751 called a meeting of the
shareholders on the 12th day of
January, 1985 to amend its Articles
of Association as follows:

to change the name of the corporation
from Sherburne Corporation to:
Killington, Ltd.

At the time of the meeting there were
13,303 shares outstanding and 13,303
entitled to vote (if the shares of
any class are entitled to vote as a
class, designate below the class and
number of outstanding shares).

The number of shares voting for and
against the amendment were (if the
shares of any class are entitled to
vote as a class, designate below the
class and number of outstanding
shares) 13,303 shares voted for the
Amendment and no shares voted against
the Amendment.

Date:  February 9, 1985
/s/ Martel D. Wilson, Jr.
Martel D. Wilson, Jr., Vice President
& Controller

/s/ Susanne H. Smith
Susanne H. Smith

ARTICLES OF AMENDMENT
OF KILLINGTON LTD.

     Killington Ltd., a corporation
organized and existing under the laws
of the State of Vermont in its
registered office at Killington Road,
Killington, Vermont 05751, called a
meeting of its shareholders on April
12, 1989 to amend its Articles of
Association as follows:

1.   The second full paragraph of the
     Articles (which paragraph is
     immediately following the
     enumeration of the Corporation's
     powers) is amended to read as
     follows:

     "The foregoing purposes, rights
     and powers, are granted and are
     to be exercised only upon the
     condition that the requirements
     exacted by the laws of the State
     of Vermont are first fully
     complied with.  To the extent
     such purposes, rights and powers
     are stated to be exercisable by
     the Board of Directors, such
     exercise shall be subject to
     powers which may be reserved in
     the Bylaws to the stockholders."

2.   The sixth full paragraph of the
     Article is amended by the
     addition of the following
     sentence at the end of such
     paragraph:

     "Any issuance of shares or grant
     of options to purchase shares,
     and any purchase or grant of
     options to sell shares shall be
     subject to the approval of the
     stockholders of the Corporation
     as set forth in the Bylaws."

3.   Subparagraph (1) of the ninth
     full paragraph of the Articles
     is amended in the following
     respects:

     First:  The proviso that there
     shall be not less than three
     directors is deleted.

     Second:  The provision for
     filling vacancies on the Board
     of Directors is amended to read
     as follows:  "Any vacancy in the
     Board of Directors shall be
     filled only by the stockholders
     as provided in the Bylaws".

4.   The provisions of subparagraph
     (2) of the ninth full paragraph
     of the Articles are amended by
     deleting the phrase "without the
     assent or vote of the
     stockholders" and substituting
     therefor "subject to any vote or
     approval of stockholders
     required by law  or by the
     Bylaws."

5.   The provisions for
     indemnification of directors and
     officers, set forth in
     subparagraph (5) of the ninth
     full paragraph of the Articles
     shall be subject to and
     superseded by any contrary
     provision relating thereto
     contained in the Bylaws.

6.   The following new subparagraph
     (7) is added to the ninth full
     paragraph of the Articles:

     "(7)  The Bylaws of the
     Corporation may be amended
     solely by action of the
     stockholders."

At the time of the meeting there were
100 shares outstanding and 100
entitled to vote.

The number of shares voting for the
amendment were 100 shares voted for
the Amendments and no shares voted
against the Amendments.

Date:  April 21, 1989
/s/ Preston L. Smith
     President or Vice President
     /s/ Susanne H. Smith
     Susanne H. Smith

Secretary

Exhibit 3.24
BYLAWS

OF

KILLINGTON, LTD.

Adopted: August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of
Vermont. The headings of Articles and
Sections in these Bylaws are for
convenience only, and shall not be
taken into account in construing
these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Vermont and the
municipality or other place in
Vermont where it is located are set
forth in the Articles of
Incorporation. The principal office
and place of business of this
corporation, within or without
Vermont, shall be at such place as
the Board of Directors shall from
time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Vermont" and
the year of its incorporation so
engraved on its face that it may be
embossed on paper by pressure,
provided that the Board of Directors
may adopt a wafer seal in any form in
respect of any particular document,
in which case such wafer seal affixed
to such document shall be the
corporate seal of this corporation
thereon for all purposes provided by
law.  The Clerk shall have custody of
the corporate seal and he or the
Secretary may affix the same to
documents requiring it and attest the
same.  The Clerk may permit the
President or Secretary to keep a
duplicate of the corporate seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Vermont corporate
law, either personally or by mail, by
or at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Vermont
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Vermont
corporate law, any corporate action
shall be authorized by a majority of
the votes cast at the meeting by the
holders of shares entitled to vote on
the subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Vermont.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in these Bylaws, and as
shall be determined from time to time
by the Board of Directors.  Each
officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Vermont
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A. Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.25
ARTICLES OF ASSOCIATION

The name of the corporation shall be
DOVER CORPORATION.

The initial registered agent shall be
John D. Carbine with registered
office at Rutland, Vermont 05701
(P.O. Box 310).

The operating year shall be?
Calendar   Fiscal July 31

The period of duration shall be (if
perpetual so state): Perpetual

This corporation is organized for the
purpose of:  to buy, sell, lease,
rent, service and otherwise deal in
real estate and personal property
including but not limited to the
purchase and sale of food, malt,
vinous and spiritous liquors as a
licensee under the Vermont statutes
and to operate a restaurant.  To
purchase, lease, construct, invest
in, take over or otherwise acquire
and hold, sell, improve, pledge,
mortgage, exchange, convey or
otherwise deal in and with and
dispose of property, real or
personal, of every kind or
description, necessary, advisable and
proper to carry on and promote the
purposes of the corporation, and in
connection therewith and to pledge or
mortgage the assets and the property
of said corporation to secure the
same, and otherwise to do and perform
any and all acts, matters and things
incidental to or essential to the
business of said corporation,
including the purchase and sale of
food and malt, vinous and spiritous
liquors under the Vermont statutes.
The enumeration of specific powers
hereinbefore stated shall not be
construed to limit or restrict in any
manner the aforesaid general powers
of the corporation.

The aggregate number of shares the
corporation shall have authority to
issue is __ shares, preferred, with a
par value of (if no par value, so
state)__; 100 shares, common, with a
par value of (if no par value, so
state) no par value.

The initial board of directors shall
have 3 members (must be at least 3)
with the following serving as
directors until their successors be
elected and qualify:

Name                    Post Office
Address

John D. Carbine
Rutland, Vermont
Thomas M. Dowling
Rutland, Vermont
Thomas R. Anoe
Rutland, Vermont

Dated at City of Rutland, in the
County of Rutland this 22nd day of
July, 1977.

Incorporators         Post Office
Address

/s/ John D. Carbine
John D. Carbine
Rutland, Vermont

ARTICLES OF AMENDMENT
OF
DOVER CORPORATION

a corporation organized and existing
under the laws of the State of
Vermont, and having its registered
office at West Dover in the county of
Windham in said state, did hold a
meeting of the shareholders of said
corporation duly called for such
purpose on the 1st day of May, 1979,
did vote to amend its Articles of
Association as follows:

To change the name of the Corporation
from Dover Corporation to: MOUNT SNOW
LTD.

At the time of the holding of the
meeting, there were 100 shares
outstanding and 100 entitled to vote
(if the shares of any class are
entitled to vote as a class,
designate below the class and number
of outstanding shares): 100 shares No
Par Value Common Stock

The number of shares voting for and
against such amendment were (if the
shares of any class were entitled to
vote as a class, designate below the
class and number of outstanding
shares):  100 shares No Par  Value
Common Stock - for the amendment; No
shares against the amendment

Dated at Town of Sherburne in the
County of Rutland this 4th day of
May, 1979.

/s/ Preston L. Smith

/s/ Susanne H. Smith

ARTICLES OF AMENDMENT OF
MOUNT SNOW LTD.


     Mount Snow Ltd., a corporation
organized and existing under the laws
of the State of Vermont, with its
registered office at Route 100,
Dover, Vermont, called a meeting of
its shareholders on April 12, 1989 to
amend its Articles of Association by
adding the following provisions for
the management of the business and
for the conduct of the affairs of the
Corporation and for further defining,
limiting and regulating the powers of
the Corporation and its directors and
stockholders:

     "Powers otherwise exercisable by
the Board of Directors shall be
subject to powers which may be
reserved in the Bylaws to the
stockholders."

     "The Bylaws of the Corporation
may be amended solely by action of
the stockholders."

     At the time of the meeting there
were 100 shares outstanding and
entitled to vote.  The number of
shares voting for the amendment were
100.

     Date:  April 21, 1989
/s/ Preston L. Smith

     President or Vice President

     /s/ Susanne H. Smith

     Susanne H. Smith

     Secretary

Exhibit 3.26
BYLAWS

OF

MT. SNOW LTD.

Adopted: August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of
Vermont. The headings of Articles and
Sections in these Bylaws are for
convenience only, and shall not be
taken into account in construing
these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Vermont and the
municipality or other place in
Vermont where it is located are set
forth in the Articles of
Incorporation. The principal office
and place of business of this
corporation, within or without
Vermont, shall be at such place as
the Board of Directors shall from
time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Vermont" and
the year of its incorporation so
engraved on its face that it may be
embossed on paper by pressure,
provided that the Board of Directors
may adopt a wafer seal in any form in
respect of any particular document,
in which case such wafer seal affixed
to such document shall be the
corporate seal of this corporation
thereon for all purposes provided by
law.  The Clerk shall have custody of
the corporate seal and he or the
Secretary may affix the same to
documents requiring it and attest the
same.  The Clerk may permit the
President or Secretary to keep a
duplicate of the corporate seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Vermont corporate
law, either personally or by mail, by
or at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Vermont
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Vermont
corporate law, any corporate action
shall be authorized by a majority of
the votes cast at the meeting by the
holders of shares entitled to vote on
the subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Vermont.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in these Bylaws, and as
shall be determined from time to time
by the Board of Directors.  Each
officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Vermont
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A. Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.27
ARTICLES OF INCORPORATION

THE UNDERSIGNED, ACTING AS
INCORPORATOR(S) OF A CORPORATION
UNDER THE NEW HAMPSHIRE BUSINESS
CORPORATION ACT, ADOPT(S) THE
FOLLOWING ARTICLES OF INCORPORATION
FOR SUCH CORPORATION:

FIRST:  The name of the corporation
is Waterville Valley Ski Area Ltd.
(Note 1)

SECOND:  The number of shares the
corporation is authorized to issue:
Three Hundred (300)

THIRD:  The street address of the
initial registered office of the
corporation is 26 Main Street,
Ashland, NH 03217 and the name of its
initial registered agent at that
office is John J. McCormack, Esq.

FOURTH:  The capital stock will be
sold or offered for sale within the
meaning of RSA 421-B.  (New Hampshire
Securities Act) (Note 2)

FIFTH:  The corporation is empowered
to transact any and all lawful
business for which corporations may
be incorporated under RSA 293-A and
the principal purpose or purposes for
which the corporation is organized
are: (Note 4)

To carry on the business of a resort
and recreational activities
facilities, especially a snow sport
recreational facility; to install and
operate one or more ski lifts; to
engage in the business of selling
food and beverages; both alcoholic
and non-alcoholic; to construct such
facilities and improvements as may be
necessary in connection with the
same; and all of the incidental
services that appertain to the same
and to carry on any other lawful
business whatsoever in connection
with any of the foregoing which is
calculated directly or indirectly to
promote the interests of the
corporation or to in any way enhance
the value of the corporation.

SIXTH:  The name and address of each
incorporator is:

Name
Address
Frank Urso
S-K-I Ltd., Killington Road,
Killington, VT 05751

Dated August 30, 1994

/s/ Frank Urso
Frank Urso

Incorporator

Mail fees, ORIGINAL, ONE EXACT OR
CONFORMED COPY AND FORM 11-A (Note 2)
to: Secretary of State, State House,
Room 204, 107 North Main Street,
Concord, NH 03301-4989

Exhibit 3.28
BYLAWS

OF

WATERVILLE VALLEY SKI AREA, LTD.

Adopted: August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of New
Hampshire. The headings of Articles
and Sections in these Bylaws are for
convenience only, and shall not be
taken into account in construing
these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in New Hampshire and the
municipality or other place in New
Hampshire where it is located are set
forth in the Articles of
Incorporation. The principal office
and place of business of this
corporation, within or without New
Hampshire, shall be at such place as
the Board of Directors shall from
time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "New Hampshire"
and the year of its incorporation so
engraved on its face that it may be
embossed on paper by pressure,
provided that the Board of Directors
may adopt a wafer seal in any form in
respect of any particular document,
in which case such wafer seal affixed
to such document shall be the
corporate seal of this corporation
thereon for all purposes provided by
law.  The Clerk shall have custody of
the corporate seal and he or the
Secretary may affix the same to
documents requiring it and attest the
same.  The Clerk may permit the
President or Secretary to keep a
duplicate of the corporate seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under New Hampshire
corporate law, either personally or
by mail, by or at the direction of
the President, Secretary, Clerk, or
the officer or persons calling the
meeting, to each shareholder of
record entitled to vote at such
meeting, and to shareholders of
record not entitled to vote when
required by New Hampshire corporate
law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by New Hampshire
corporate law, any corporate action
shall be authorized by a majority of
the votes cast at the meeting by the
holders of shares entitled to vote on
the subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in New Hampshire.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in these Bylaws, and as
shall be determined from time to time
by the Board of Directors.  Each
officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by New Hampshire
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A. Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.29
STATE OF MAINE

Certificate of Organization of a
Corporation under the General Law.
The undersigned officers of a
corporation organized at Hallowell,
County of Kennebec and State of Maine
at a meeting of the signers of the
articles of agreement therefor, duly
called and held at Hallowell in the
County of Kennebec on Tuesday the
fifteenth day of March A.D. 1955,
hereby certify as follows:  The name
of said corporation is Sugarloaf
Mountain Corporation.

The purposes of said corporation are:
to acquire, own, operate and develop
camping and outing resorts; to take
over the stock and property of other
companies, if deemed advisable; to
lease, sublease, purchase, mortgage
or sell land and/or equipment
necessary for the conduct of the
business; and to engage in the buying
and selling of merchandise at such
profits as it may deem advisable; and
for the transaction of all other
business incidental thereto and not
inconsistent with the law.

The amount of capital stock is two
hundred seventy-five thousand
dollars.  The amount of common stock
is twenty seven thousand five hundred
shares.

The amount of preferred stock is:

The amount of capital stock already
paid in is one hundred seventy
dollars.

The par value of the shares is ten
dollars.

The names and residences of the
owners of said shares are as follows:

Names           Residences      No. of
                                Shares
                                Common
                                Preferred

Amos G. Winter  Kingfield       1
                Maine
Herbert L.      Kingfield       1
Preston         Maine
William         Waterville      1
Kierstead       Maine
Richard L.      Camden Maine    1
Badger
George Mendall  Augusta Maine   1
H.R. Sturgis    Augusta Maine   1
C. Richard      Farmington      1
Luce            Maine
William W.      Portland Maine  1
Poole
Rand Stowell    Dixfield Maine  1
Robert N. Bass  Wilton Maine    1
George F.       Bath Maine      1
Carey, 2nd
Owen Haskell    Yarmouth Maine  1
Robert T.       Randolph Maine  1
Scott
Fletcher Brown  Falmouth Maine  1
Roscoe H.       Kingfield       1
Durrell         Maine
Richard H.      Farmington      1
Bell            Maine
William Vaughn  Hallowell       1
                Maine

Said corporation is located at
Kingfield in the County of Franklin

The number of directors is seventeen
and their names are: Robert N. Bass,
C. Richard Luce, James P. Fling,
Richard H. bell, Fletcher Brown,
Horace Chapman, George F. Carey, 2nd,
William F. Kierstead, George Mendall,
Allen Quimby, Herbert Preston, Rand
Stowell, Robert Scott, William
Vaughn, Clarence Wyman, Amos G.
Winter, Jr., Benjamin Butler

The name of the Clerk is Richard H.
Bell and his residence is Farmington,
Maine.  The undersigned, Robert N.
Bass is president; the undersigned,
James P. Fling is treasurer; and the
undersigned, C. Richard Luce, George
V. Mendall, William L. Vaughn,
William f. Kierstead, Amos G. Winter,
Jr., Robert T. Scott, Rand N.
Stowell, Fletcher Brown, George F.
Carey, 2nd are a majority of the
directors of said corporation.

Witness our hands this fifteenth day
of March A.D. 1955.

Robert N. Bass President
James P. Fling Treasurer
C. Richard Luce
George V. Mendall
William L. Vaughan
William F. Kierstead
Amos G. Winter Jr.
Robert T. Scott
Rand N. Stowell
Fletcher Brown
George F. Cary 2nd  Directors

Then personally appeared Robert N.
Bass, James P. Fling, C. Richard
Luce, George H. Mendall, William L.
Vaughn, William F. Kierstead, Amos G.
Winter Jr., Fletcher Brown and George
F. Carey, 2nd and severally made oath
to the foregoing certificate, that
the same is true.

Before me,

Benjamin Butler
Justice of the Peace
State of Maine
Attorney General's office, March 17,
A.D. 1955
I certify that I have examined the
foregoing certificate, and the same
is properly drawn and signed, and is
comformable to the constitution and
laws of the state.
James G. frost
Deputy Attorney General
State of Maine, Registry of Deeds
Franklin, ss.   March 21, 1955
The within is a true copy of a
certificate of organization of
SUGARLOAF MOUNTAIN CORPORATION, as
filed and recorded in Franklin
County, Maine, Registry of Deeds
under date of March 21, A.D. 1955.
Attest:  /s/ Mimmie A. Blanchard,
Registrar

For Use By The Secretary of State
File No.  148-10
Fee Paid  $10
C.B. 340
Filed: 1-14-75
/s/
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State

STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)
of

SUGARLOAF  MOUNTAIN CORPORATION

Pursuant to 13-A M.R.S.A.  805 and
807, the undersigned corporation
adopts these Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment to the
          Articles of Incorporation
          of the corporation set out
          in Exhibit A attached
          hereto was adopted by the
          shareholders thereof at a
          meeting legally called and
          held on October 5, 1974.

THIRD:    On said date, the number of
          shares outstanding and
          entitled to vote on such
          amendment, and the number
          of shares voted for and
          against said amendment
          respectively were as
          follows:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
          27,279      18,671
1,633

Totals    27,279      18,671
1,633

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $ __.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    The address of the
          registered office of the
          corporation in the State of
          Maine is 7 Broadway,
          Farmington, Maine 04938

SUGARLOAF MOUNTAIN CORPORATION

By:*      /s/ Charles M. Skinner
(signature)

     Charles M. Skinner, President
     (type or print name and
capacity)

By:*      /s/ Robert A. Marden
     (signature)

Robert A. Marden, Director designated
     (type or print name and
capacity)
by majority of Directors and
Secretary
Dated:  January 8, 1975
I certify that I have custody of the
minutes showing the above action by
the shareholders.
/s/ Robert A. Marden, Secretary
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A

AMENDED ARTICLE


     That the Company's Articles of
Incorporation, as amended, be further
amended by deleting therefrom the
words "The number of directors is
seventeen", and inserting in their
place the following words:  "The
number of directors shall be not less
than nine no more than twelve."

For Use By The Secretary of State
File No.  148-10
Fee Paid  $10
C.B. 341
Date 1-14-75
Deputy Secretary of State
A True Copy When Attested by Signature
/s/
Deputy Secretary of State

STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)
of

SUGARLOAF  MOUNTAIN CORPORATION

Pursuant to 13-A M.R.S.A.  805 and
807, the undersigned corporation
adopts these Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment to the
          Articles of Incorporation
          of the corporation set out
          in Exhibit A attached
          hereto was adopted by the
          shareholders thereof at a
          meeting legally called and
          held on October 5, 1974.

THIRD:    On said date, the number of
          shares outstanding and
          entitled to vote on such
          amendment, and the number
          of shares voted for and
          against said amendment,
          respectively were as
          follows:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
        27,279          18,251
2,117

Totals  27,279          18,251
2,117

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $  __.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    The address of the
          registered office of the
          corporation in the State of
          Maine is 7 Broadway,
          Farmington, Maine 04938

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

/s/ Robert A. Marden, Secretary
(Signature of clerk, secretary or
asst. secretary)
SUGARLOAF MOUNTAIN CORPORATION

By:*      /s/ Charles M. Skinner
(signature)

     Charles M. Skinner, President
     (type or print name and
capacity)

By:*      /s/ Robert A. Marden
          (signature)

Robert A. Marden, Director designated
     (type or print name and
capacity)
by  majority of Directors and
Secretary
I certify that I have custody of the
minutes showing the above action by
the shareholders.
/s/ Robert A. Marden, Secretary
Dated:  January 8, 1975

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A

AMENDED ARTICLE

     That the Company's Articles of
Incorporation, as amended, be further
amended by adding after the sentence
inserted providing for the number of
directors, the following words:

     "The directors shall be divided
     into three classes, each class
     to be as nearly equal in number
     as possible.  The term of office
     of directors of the first class
     shall expire at the first annual
     meeting after their election;
     that of the second class shall
     expire at the second annual
     meeting after their election;
     and that of the third class at
     the third annual meeting after
     their election.  At each annual
     meeting after the 1974 annual
     meeting, the number of directors
     equal to the number of the class
     whose term expires at the time
     of such meeting shall be elected
     to hold office until the third
     succeeding annual meeting."

For Use By The Secretary of State
File No.  148-10
Fee Paid  $25
C.B. 342
Date 1-14-75
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

STATE OF MAINE
RESTATED ARTICLES OF INCORPORATION
(Restatement by Shareholders
Voting as One Class)
of

SUGARLOAF  MOUNTAIN CORPORATION

      Pursuant to 13-A M.R.S.A.  809, the
     undersigned corporation adopts these
           Articles of Restatement:


FIRST:    As set out in detail in
          "THIRD", one or more
          classes of shares of the
          corporation were entitled
          to vote as one class on the
          restatement of its articles
          of incorporation set forth
          in Exhibit A attached
          hereto.

SECOND:   The said restatement was
          adopted by the shareholders
          thereof at a meeting
          legally called and held on
          October 5th, 1974.

THIRD:    On said date, the number of
          shares outstanding and
          entitled to vote on such
          restatement, and the number
          of shares voted for and
          against said restatement,
          respectively were as
          follows:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
       27,279          18,466
1,560

FOURTH:   If such restatement
          provides for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the restatement
          itself.

FIFTH:    If said restatement changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $__.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    The address of the
          registered office of the
          corporation in the State of
          Maine is 7 Broadway,
          Farmington, Maine 04938

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

/s/ Robert A. Marden, Secretary
(Signature of clerk, secretary or
asst. secretary)


SUGARLOAF MOUNTAIN CORPORATION

By:*      /s/ Charles M. Skinner
     (signature)

     Charles M. Skinner, President
     (type or print name and
     capacity)

By:*      /s/ Robert A. Marden
     (signature)

Robert A. Marden, Director designated
(type or print name and capacity)
by  majority of Directors and
     Secretary
Dated:  January 8, 1975
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A
RESTATEMENT OF ARTICLES OF
INCORPORATION

     FIRST:    The name of said
corporation is Sugarloaf Mountain
Corporation and it is located at
Sugarloaf Township in the County of
Franklin and State of Maine.

     SECOND:  The purposes of said
Corporation are: To acquire, own,
operate and develop camping and
outing resorts; to take over the
stock and property of other
companies, if deemed advisable, to
lease, sub-lease, purchase, mortgage
or sell land and/or equipment
necessary for the conduct of the
business; and to engage in the buying
and selling of merchandise at such
profits as it may deem advisable; and
for the transaction of all other
business incidental thereto and not
inconsistent with the law.

     THIRD:  The amount of capital
stock is Seven Hundred and Seventy-
Five Thousand Dollars ($775,000.00).

     The amount of common stock is
Seventy-Seven Thousand Five Hundred
Shares (77,500).

     The par value of the shares is
ten dollars ($10.00).

     FOURTH:  The number of directors
shall not be less than nine nor more
than twelve.

     The directors shall be divided
into three classes, each class to be
as nearly equal in number as
possible.  The term of office of
directors of the first class shall
expire at the first annual meeting
after their election; that of the
second class shall expire at the
second annual meeting after their
election; and that of the third class
at the third annual meeting after
their election. At each annual
meeting after the 1974 annual
meeting, the number of directors
equal to the number of the class
whose term expires at the time of
such meeting shall be elected to hold
office until the third succeeding
annual meeting.

     FIFTH:  The name of its Clerk
and Address of its registered office
are:

Benjamin Butler
7 Broadway
Farmington, Maine 04938

For Use By The Secretary of State
File No.  148-10
Fee Paid  $10
C.B. 245
Date 10-15-80
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State

STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)
of

SUGARLOAF  MOUNTAIN CORPORATION

Pursuant to 13-A M.R.S.A.  805 and
807, the undersigned corporation
adopts these Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment to the
          Articles of Incorporation
          of the corporation set out
          in Exhibit A attached
          hereto was adopted by the
          shareholders thereof at a
          meeting legally called and
          held on October 4, 1980.

THIRD:    On said date, the number of
          shares outstanding and
          entitled to vote on such
          amendment, and the number
          of shares voted for and
          against said amendment ,
          respectively were as
          follows:
Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
         27,179        16,120
938

Totals   27,179        16,120
938

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $ __.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    The address of the
          registered office of the
          corporation in the State of
          Maine is 44 Elm Street,
          Waterville, Maine 04901.

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

/s/ Robert A. Marden, Clerk
(Signature of clerk, secretary or
asst. secretary)

SUGARLOAF MOUNTAIN CORPORATION

By:*      /s/ Robert A. Marden,
(signature)

     Robert A. Marden, Clerk
     (type or print name and
capacity)

Dated:  October 8, 1989

*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A TO ARTICLES OF AMENDMENT

RESOLVED: That the Articles of
          Incorporation of Sugarloaf
          Mountain Corporation as
          amended, be, and they
          hereby are, further amended
          by the addition of a new
          Article to read in its
          entirety as follows:


          "There are no pre-emptive
          rights"

For Use By The Secretary of State
File No.  550108D
Fee Paid  $20 and $10
C.B. 257
Date 10-14-82
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State


STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)
of

SUGARLOAF  MOUNTAIN CORPORATION

Pursuant to 13-A M.R.S.A.  805 and
807, the undersigned corporation
adopts these Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment to the
          Articles of Incorporation
          of the corporation set out
          in Exhibit A attached
          hereto was adopted by the
          shareholders thereof at a
          meeting legally called and
          held on October 2nd, 1982.

THIRD:    On said date, the number of
          shares outstanding and
          entitled to vote on such
          amendment, and the number
          of shares voted for and
          against said amendment ,
          respectively were as
          follows:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
         27,179          19,934
175

Totals   27,179          19,934
175

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)
Common      N/A         1,000,000   $1.00

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $ 1,000,000.

          The total number of all
          such shares (of all classes
          and series) without par
          value is 0 shares.

SIXTH:    The address of the
          registered office of the
          corporation in the State of
          Maine is 44 Elm Street,
          Waterville, Maine 04901.


MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

/s/ Robert A. Marden, Clerk
 (Signature of clerk, secretary or
asst. secretary)

SUGARLOAF MOUNTAIN CORPORATION

By:*      /s/ Robert A. Marden
     (signature)

     Robert A. Marden, Clerk
     (type or print name and
capacity)

Dated:  October 2, 1982

*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A TO ARTICLES OF AMENDMENT

VOTED:    That the Articles of
          Incorporation of Sugarloaf
          Mountain Corporation, as
          amended, be and they hereby
          are, further amended by
          deleting the provisions
          dealing with the amount of
          capital stock, the amount
          of Common Stock and the par
          value of the shares and
          substituting in their place
          an amended Article to read
          in its entirety as follows:

          "The amount of capital
          stock is one million
          dollars ($1,000,000).  The
          amount of common stock is
          one million shares
          (1,000,000).  The par value
          of the share is one dollar
          ($1.00)."

For Use By The Secretary of State
File No.  550108D
Fee Paid $10
C.B. 394
Date 11-14-83
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State

STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)
of


Pursuant to 13-A M.R.S.A.  805 and
807, the undersigned corporation
adopts these Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on October 8,
          1983, OR

     B.   by unanimous written
          consent on

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:
Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
     469,790          324,666
12,405

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $__.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    Address of the registered
          office in Maine:  44 Elm
          Street, Waterville, ME
          04901

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.
(Signature of clerk, secretary or
asst. secretary)
SUGARLOAF MOUNTAIN CORPORATION

By:*      /s/ Robert A. Marden, Clerk
(signature)

     Robert A. Marden, Clerk
     (type or print name and
capacity)

Dated:  October 11, 1983
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A

VOTED:    That the Articles of
          Incorporation of Sugarloaf
          Mountain Corporation, as
          amended, be and they hereby
          are, further amended, by
          deleting the first sentence
          of ARTICLE FOURTH which
          reads, "The number of
          directors shall not be less
          than nine nor more than
          twelve", and then
          substituting in its place
          the following sentence:

          "The number of directors
          shall not be less than nine
          nor more than fifteen."

For Use By The Secretary of State
File No.  550108D
Fee Paid $10
C.B. 348
Date 11-2-84
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State


STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)
of


Pursuant to 13-A M.R.S.A.  805 and
807, the undersigned corporation
adopts these Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on October 6,
          1984, OR

     B.   by unanimous written
          consent on

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
  482,781             366,044
5,375

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $ __.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    Address of the registered
          office in Maine:  44 Elm
          Street, Waterville, ME
          04901

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.
(Signature of clerk, secretary or
asst. secretary)


SUGARLOAF MOUNTAIN CORPORATION

By:*      /s/ Robert A. Marden, Clerk
(signature)

     Robert A. Marden, Clerk
     (type or print name and
capacity)

Dated:  October 9, 1984
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A
TO ARTICLES OF AMENDMENT
DATED OCTOBER 9, 1984
OF SUGARLOAF MOUNTAIN CORPORATION

VOTED:    That the Articles of
          Incorporation of Sugarloaf
          Mountain Corporation, as
          amended, be and they hereby
          are, further amended, by
          deleting the first sentence
          of ARTICLE FOURTH which
          reads, "The number of
          directors shall not be less
          than nine nor more than
          fifteen.", and substituting
          in its place the following
          sentence:

          "The number of Directors
          shall be not less than nine
          nor more than fifteen with
          increases or decreases
          within such limits to be
          authorized by a resolution
          of the Directors.

For Use By The Secretary of State
File No.  550108D
Fee Paid $10
C.B.
Date 10-29-85
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State

STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)


Pursuant to 13-A M.R.S.A.  805 and
807, the undersigned corporation
adopts these Articles of Amendment:

FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on October 12,
          1985, OR

     B.   by unanimous written
          consent on

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:

Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
 494,881               299,545
3256

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $ __.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    Address of the registered
          office in Maine:  44 Elm
          Street, Waterville, ME
          04901

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

(Signature of clerk, secretary or
asst. secretary)

SUGARLOAF MOUNTAIN CORPORATION

By:*      /s/ Robert A. Marden, Clerk
(signature)

     Robert A. Marden, Clerk
     (type or print name and
capacity)

Dated:  October 17, 1985
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

SUGARLOAF MOUNTAIN CORPORATION
EXHIBIT A
TO ARTICLES OF AMENDMENT
DATED OCTOBER 17, 1985

VOTED:    That the Articles of
          Incorporation of Sugarloaf
          Mountain Corporation, as
          amended, be and they hereby
          are, further amended, by
          the addition of a new
          Article SEVENTH to read in
          its entirety:

SEVENTH:  1.   The affirmative vote
          or consent of the holders
          of ninety-five percent
          (95%) of all shares of
          stock of the Company
          entitled to vote in
          elections of Directors,
          considered for the purposes
          of this Article SEVENTH as
          one class, shall be
          required for the adoption
          or authorization of a
          business combination (as
          hereinafter defined) with
          any other entity (as
          hereinafter defined) if, as
          of the record date for the
          determination of
          stockholders entitled to
          notice thereof and to vote
          thereon or consent thereto,
          such other entity is the
          beneficial owner, directly
          or indirectly, of thirty
          percent (30%) or more of
          the then outstanding voting
          shares of the Company,
          considered for the purposes
          of this Article SEVENTH as
          one class; provided that
          such ninety-five percent
          (95%) voting requirement
          shall not be applicable if:

     (a)  The cash, or fair market
          value of other
          consideration, to be
          received per share by
          common shareholders of the
          Company in such business
          combination bears the same
          or a greater percentage
          relationship to the market
          price of the Company's
          common shares immediately
          prior to the announcement
          of such business
          combination as the highest
          per share price (including
          brokerage commissions
          and/or soliciting dealers'
          fees) which such other
          entity has theretofore paid
          for any of the common
          shares of the Company
          already owned by it bears
          to the market price of the
          common shares of the
          Company immediately prior
          to the commencement of
          acquisition of the
          Company's common shares by
          such other entity;

     (b)  The cash, or fair market
          value of other
          consideration, to be
          received per share by
          common shareholders of the
          Company in such business
          combination (i) is not less
          than the highest per share
          price (including brokerage
          commissions and/or
          soliciting dealers' fees)
          paid by such other entity
          in acquiring any of its
          holdings of the Company's
          common shares, and (ii) is
          not less than the earnings
          per common share of the
          Company for the four full
          consecutive fiscal quarters
          immediately preceding the
          record date for
          solicitation of votes on
          such business combination,
          multiplied by the then
          price/earnings multiple (if
          any) of such other entity
          as customarily computed and
          reported in the financial
          community;

     (c)  After such other entity has
          acquired thirty percent
          (30%) or more of the then
          outstanding voting shares
          of the Company, considered
          for the purposes of this
          Article SEVENTH as one
          class, and prior to the
          consummation of such
          business combination: (i)
          such other entity shall
          have taken steps to insure
          that the Company's Board of
          Directors included at all
          times representation by
          continuing Director(s) (as
          hereinafter defined)
          proportionate to the
          shareholdings of the
          Company's public common
          shareholders not affiliated
          with such other entity
          (with a continuing Director
          to occupy any resulting
          fractional board position);
          (ii) there shall have been
          no reduction in the rate of
          dividends payable on the
          Company's common shares
          except as necessary to
          insure that a quarterly
          dividend payment does not
          exceed 15% of the net
          income of the Company for
          the four full consecutive
          fiscal quarters immediately
          preceding the declaration
          date of such dividend, or
          except as may have been
          approved by a unanimous
          vote of the Directors;
          (iii) such other entity
          shall not have acquired any
          newly issued share of
          stock, directly or
          indirectly, from the
          Company (except upon
          conversion of convertible
          securities acquired by it
          prior to obtaining its
          thirty percent (30%) or
          more of the then
          outstanding voting shares
          of the Company,  considered
          for purposes of this
          Article SEVENTH as one
          class, or as a result of a
          pro rata stock dividend or
          stock split); and (iv) such
          other entity shall not have
          acquired any additional
          common shares of the
          Company or securities
          convertible into common
          shares except as a part of
          the transaction which
          results in such other
          entity acquiring its thirty
          percent (30%) or more of
          the then outstanding voting
          shares of the Company,
          considered for purposes of
          this Article SEVENTH as one
          class;

     (d)  Such other entity shall not
          have (i) received the
          benefit, directly or
          indirectly (except
          proportionately as a
          shareholder) of any loans,
          advances, guarantees,
          pledges or other financial
          assistance or tax credits
          provided by the Company, or
          (ii) made any major change
          in the Company's business
          or equity capital structure
          without the unanimous
          approval of the Directors,
          in either case prior to the
          consummation of such
          business combination; and

     (e)  A proxy statement
          responsive to the
          requirements of the
          Securities Exchange Act of
          1934 shall be mailed to
          public shareholders of the
          Company for the purpose of
          soliciting shareholder
          approval of such business
          combination and shall
          contain at the front
          thereof, in a prominent
          place, any recommendations
          as to the advisability (or
          inadvisability) of the
          business combination which
          the continuing Directors,
          or any of them, may choose
          to state and, if deemed
          advisable by a majority of
          the continuing Directors,
          an opinion of a reputable
          investment banking firm as
          to the fairness (or not) of
          the terms of such business
          combination, from the point
          of view of the remaining
          public shareholders of the
          Company (such investment
          banking firm to be selected
          by a majority of the
          continuing Directors and to
          be paid a reasonable fee
          for their services by the
          Company upon receipt of
          such opinion).

     The provisions of this Article
SEVENTH shall also apply to a
business combination with any other
entity which at any time has been the
beneficial owner, directly or
indirectly, of thirty percent (30%)
or more of the outstanding voting
shares of the Company, considered for
the purposes of this Article SEVENTH
as one class, notwithstanding the
fact that such other entity has
reduced its holdings of voting shares
below such thirty percent (30%) if,
as of the record date for the
determination of shareholders
entitled to notice of and to vote on
or consent to the business
combination, such other entity is an
"affiliate" of the Company (as
hereinafter defined).

     2.   As used in this Article
SEVENTH, (a) the term "other entity"
shall include any corporation, person
or other entity and any other entity
with which it or its "affiliate" or
"associate" (as defined below) has
any agreement, arrangement or
understanding, directly or
indirectly, for the purpose of
acquiring, holding, voting or
disposing of stock of the Company, or
which is its "affiliate" or
"associate" as those terms are
defined in Rule 12b-2 of the General
Rules and Regulations under the
Securities Exchange Act of 1934 as in
effect on August 15, 1985, together
with the successors and assigns of
such persons in any transaction or
series of transactions not involving
a public offering of the Company's
stock within the meaning of the
Securities Act of 1933; (b) an other
entity shall be deemed to be the
beneficial owner of any shares of
stock of the Company which the other
entity (as defined above) has the
right to acquire pursuant to any
agreement, or upon exercise of
conversion rights, warrants or
options, or otherwise; (c) the
outstanding shares of any class of
stock of the Company shall include
shares deemed owned through
application of clause (b) above but
shall not include any other shares
which may be issuable pursuant to any
agreement, or upon exercise of
conversion rights, warrants or
options, or otherwise; (d) the term
"business combination" shall include
any merger or consolidation of the
Company with or into any other
entity, or the sale or lease of all
or any substantial part of the assets
of the Company to any other entity,
or any sale or lease to the Company
or any subsidiary thereof in exchange
for securities of the Company of any
assets (except assets having an
aggregate fair market value of less
than $1,000,000) of any other entity;
(e) the term "continuing Director"
shall mean a person who was a member
of the Board of Directors of the
Company elected by the public
shareholders prior to the time that
such other entity acquired in excess
of ten percent (10%) of the voting
shares of the Company, considered for
the purposes of this Article SEVENTH
as one class, or a person recommended
to succeed a continuing Director by a
majority of continuing Directors; and
(f) for the purpose of subparagraphs
1(a) and (b) of this Article SEVENTH
the term "other consideration to be
received" shall mean common shares of
the Company retained by its existing
public shareholders in the event of a
business combination with such other
entity in which the Company is the
surviving corporation.

     3.   A majority of the
continuing Directors shall have the
power to determine for the purposes
of this Article SEVENTH on the basis
of information known to them whether
(a) such other entity beneficially
owns, directly or indirectly, thirty
percent (30%) or more of the
outstanding voting shares of the
Company, considered for the purposes
of this Article SEVENTH as one class,
(b) an other entity is an "affiliate"
or "associate" (as defined above) of
another, (c) an other entity has an
agreement, arrangement or
understanding with another, or (d)
the assets being acquired by the
Company, or any subsidiary thereof,
have an aggregate fair market value
of less than $1,000,000.

     4.   No amendment to the
Articles of Incorporation of the
Company shall amend, alter, change or
repeal any of the provisions of this
Article SEVENTH, unless the amendment
effecting such amendment, alteration,
change or repeal shall receive the
affirmative vote or consent of the
holders of ninety-five percent (95%)
of all outstanding voting shares of
the Company, considered for the
purposes of this Article SEVENTH as
one class; provided that this
paragraph 4 shall not apply to, and
such ninety-five percent (95%) vote
or consent shall not be required for,
any amendment, alteration, change or
repeal recommended to the
shareholders by the Board of
Directors of the Company, provided,
however, that at least eighty percent
(80%) of the Directors vote in favor
of such recommendation, and provided
further that at least eighty percent
(80%) of the Directors are persons
who would be eligible to serve as
"continuing Directors" within the
meaning of paragraph 2 of this
Article SEVENTH.

     5.   Nothing contained in this
Article SEVENTH shall be construed to
relieve any other entity from any
fiduciary obligation imposed by law;
and

     FURTHER VOTED:  That the proper
officers of Sugarloaf Mountain
Corporation be, and they hereby are,
authorized and directed to file
Articles of Amendment with the
Secretary of State of the State of
Maine setting forth such amendment to
the Articles of Incorporation, as
heretofore amended.

For Use By The Secretary of State
File No.  19550108D
Fee Paid $10
C.B.
Date 5-20-87
For Use By The Secretary of State
Filed April 7, 1987
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State

STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment Pursuant to Court Order)
of
SUGARLOAF MOUNTAIN CORPORATION


Pursuant to 13-A M.R.S.A.  807 and
810, the undersigned corporation
adopts these Articles of Amendment:

FIRST:    Outstanding shares were not
          entitled to vote on the
          Amendment set out in
          Exhibit 1 attached hereto.

SECOND:   The Amendment was approved
          and directed to be filed by
          Order of the United States
          Bankruptcy Court for the
          District of Maine, dated
          April 3, 1987, in Chapter
          11 Case Nos. 186-00094 and
          186-00095 captioned In re
          Sugarloaf Mountain
          Corporation and
          Mountainside, Debtors.

THIRD:    The Amendment does not
          provide for any exchange,
          reclassification or
          cancellation of issued
          shares.

FOURTH:   The Amendment does not
          change the number of par
          values of authorized
          shares.

FIFTH:    The name of the clerk and
          the corporation's
          registered office appearing
          on the record in the
          Secretary of State's Office
          are:  Robert A. Marden, 44
          Elm Street, Waterville,
          Maine 04901.

SIXTH:    The name of the new clerk
          and the corporation's new
          registered office are:
          Robert H. Turner, Sugarloaf
          Mountain Corporation, Town
          of Carrabassett Valley,
          Maine 04947.

DATED:    April 4, 1987

SUGARLOAF MOUNTAIN CORPORATION

By:       /s/ Warren C. Cook
Warren C. Cook, President

I, Warren C. Cook, hereby certify,
this 4th day of April, 1987, that the
Amendment annexed hereto as Exhibit 1
was adopted and these Articles of
Amendment were directed to be
executed and filed by me by Order of
the United States Bankruptcy Court
for the District of Maine, dated
April 3, 1987, in Chapter 11 Case
Nos. 186-00094 and 186-00095,
captioned In re Sugarloaf Mountain
Corporation and Mountainside,
Debtors, which Order confirmed the
Joint Plan of Reorganization of
Sugarloaf Mountain Corporation and
Mountainside dated February 24, 1987.

/s/ Warren C. Cook
Warren C. Cook

EXHIBIT 1 TO ARTICLES OF AMENDMENT
OF SUGARLOAF MOUNTAIN CORPORATION
DATED APRIL 4, 1987

Amendment to Articles of
          Incorporation
of Sugarloaf Mountain Corporation


1.        Article "FOURTH" is deleted
          in its entirety and the
          following is inserted in
          its place:

          FOURTH:  The number of
          Directors constituting the
          entire Board of Directors
          shall be eighteen (18) and
          the names and addresses of
          the persons who shall serve
          as Directors until the next
          annual meeting of the
          Stockholders and until
          their successors are
          elected and shall qualify
          are:

Warren C. Cook      Stephen W. Foss
Sugarloaf Mountain  Foss
Manufacturing
Corporation         231 Neck Road
Kingfield, ME 04947 Wardhill, P.O.
               Box 277
H. King Cummings    Haverhill, MA
01830
Sugarloaf Mountain
Corporation
Kingfield, ME 04947 James Michael
Seed
               192 Cedar Street
Kenneth Nelson      East Greenwich,
RI 02818
Nelson & Smell
212 Canco Road      Paul Bucha
Portland, ME 04103  Port Liberte
               The Sperry Group
Duane D. Fitzgerald 30 Montgomery
St., Suite 1320
746 High Street     Jersey City, NJ
07032
P.O. Box 651
Bath, ME 04530      William S. Dodge
               Classic Oldsmobile
Cadillac
J. Michael Conley   Route 1 at Depot
Road
746 High Street     Falmouth, ME
04105
P.O. Box 651
Bath, ME 04530      Joseph O'Donnell
               96 Broadway
Peter Webber        Boston, MA 02116
The Sugarloaf Inn
Resort              Jerry Muth
Carrabassett Valley,     Sugarloaf
Mountain Corporation
ME 04947       Kingfield, ME 04947

Arthur M. Sibley    F. Gordon Hamlin
The Sugarloaf Inn   The Dartmouth
Company
Resort              486 Congress
Street
Carrabassett Valley,     P.O. Box
4570
ME 04947       Portland, ME 04412

Joseph Sewall
James W. Sewall Company
147 Center Street
Old Town, ME 04468  Lloyd Cutler
               Carrabassett Valley,
ME 04947
Charles D. McKee
Tucker Anthony      Paul Choquette
413 Congress Street 7 Jackson Walkway
Portland, ME 04101  Providence, RI
02903




2.        Article "FIFTH" is deleted
          in its entirety and the
          following is inserted in
          its place:

          FIFTH:  The name of its
          Clerk and Address of its
          registered office are:
          Robert H. Turner, Sugarloaf
          Mountain Corporation, Town
          of Carrabassett Valley,
          Maine 04947.

3.        The following new Article
          "SIXTH" is added:

          SIXTH:  The provisions of
          13-A M.R.S.A.  910 shall
          not be applicable to the
          Corporation.

For Use By The Secretary of State
File No.  19550108D
Fee Paid  $1880-$10
C.B.
Date August 2, 1987
For Use By The Secretary of State
Filed June 9, 1987
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State



STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment Pursuant to Court Order)
of
SUGARLOAF MOUNTAIN CORPORATION

Pursuant to 13-A M.R.S.A.  807 and
810, the undersigned corporation
adopts these Articles of Amendment:


FIRST:    Outstanding shares were not
          entitled to vote on the
          Amendment set out in
          Exhibit 1 attached hereto.

SECOND:   The Amendment was approved
          and directed to be filed by
          Order of the United States
          Bankruptcy Court for the
          District of Maine, dated
          April 3, 1987, in Chapter
          11 Case Nos. 186-00094 and
          186-00095 captioned In re
          Sugarloaf Mountain
          Corporation and
          Mountainside, Debtors.

THIRD:    The Amendment provides for
          an exchange,
          reclassification or
          cancellation of issued
          shares.  The manner in
          which the same shall be
          effected is contained in
          Exhibit 2 attached hereto.

FOURTH:   The Amendment changes the
          number and par values of
          authorized shares.  The
          number and par values of
          authorized shares which the
          corporation has authority
          to issue after giving
          effect to the Amendment are
          follows:

CLASS       SERIES (IF     NUMBER OF    PAR
            ANY)           SHARES       VALUE
                                        (IF ANY)
Serial      Issuable in    6,000,000    None
Preferred   Series as
Stock       Determined by
            the Board of
            Directors
Class A     None           16,000,000   $.10
Common
Stock
Class B     None           600,000      $1.00
Common
Stock

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $2,200,000.

          The total number of all
          such shares (of all classes
          and series) without par
          value is $6,000,000 shares.

FIFTH:    The name of the clerk and
          the corporation's
          registered office are:
          Robert H. Turner, Sugarloaf
          Mountain Corporation, Town
          of Carrabassett Valley,
          Maine 04947.

DATED:    June 1, 1987

SUGARLOAF MOUNTAIN CORPORATION

By:       /s/ Warren C. Cook
          Warren C. Cook, President

I, Warren C. Cook, hereby certify,
this 1st day of June, 1987, that the
Amendment annexed hereto as Exhibit A
was adopted and these Articles of
Amendment were directed to be
executed and filed by me by Order of
the United States Bankruptcy Court
for the District of Maine, dated
April 3, 1987, in Chapter 11 Case
Nos. 186-00094 and 186-00095,
captioned In re Sugarloaf Mountain
Corporation and Mountainside,
Debtors, which Order confirmed the
Joint Plan of Reorganization of
Sugarloaf Mountain Corporation and
Mountainside dated February 24, 1987.

/s/ Warren C. Cook
Warren C. Cook

EXHIBIT 1 TO ARTICLES OF AMENDMENT
OF SUGARLOAF MOUNTAIN CORPORATION
DATED JUNE 1, 1987

Amendment to Articles of
Incorporation
of Sugarloaf Mountain Corporation

     The test of the Articles of
Incorporation is deleted in its
entirety and the following is
inserted in its place:

AMENDMENT AND RESTATEMENT
OF
ARTICLES OF INCORPORATION
OF
SUGARLOAF MOUNTAIN CORPORATION

FIRST:    NAME

     The name of the Corporation is
Sugarloaf Mountain Corporation and it
is located at Town of Carrabassett
Valley, Franklin County, Maine.

SECOND:   CLERK; REGISTERED OFFICE

     The name of the Clerk of the
Corporation, who is a Maine resident,
and the address of the registered
office of the Corporation shall be:

Robert H. Turner
Sugarloaf Mountain Corporation
Town of Carrabassett Valley, Maine
04947

THIRD:    DIRECTORS

A.   Number

     (a)  The number of Directors
constituting the entire Board of
Directors of the Corporation shall be
not less than three (3) nor more than
twenty-one (21).  The exact number of
Directors within the minimum and
maximum limitations specified in the
preceding sentence shall be fixed
from time to time by the Board of
Directors pursuant to a resolution
adopted by a majority of the entire
Board of Directors, but no decrease
in the number of Directors
constituting the Board of Directors
shall shorten the terms of any
incumbent Director.  At the 1987
annual meeting of stockholders, the
Directors shall be divided into three
classes, as nearly equal in number as
possible, with the term of office of
the first class to expire at the 1988
annual meeting of stockholders, the
term of office of the second class to
expire at the 1989 annual meeting of
stockholders and the term of office
of the third class to expire at the
1990 annual meeting of stockholders,
and with each class to hold office
until its successors are elected and
qualified.  At each annual meeting of
stockholders following such initial
classification and election,
Directors elected to succeed those
whose terms expire shall be elected
for a term of office to expire at the
third succeeding annual meeting of
stockholders after their election.

     (b)  Subject to the rights of
the holders of any series of
preferred stock then outstanding,
newly created directorships resulting
from any increase in the authorized
number of Directors or any vacancies
in the Board of Directors resulting
from death, resignation, retirement,
disqualification, removal from office
or other cause shall only be filled
by a majority vote of the Directors
then in office though less than a
quorum, and Directors so chosen shall
hold office for a term expiring at
the annual meeting of stockholders at
which the term of the class to which
they have been elected expires.

FOURTH:   CAPITALIZATION

A.   Capital Stock

     (1)  Shares.  The number of
shares of stock which the Corporation
shall be authorized to issue shall be
(i) 6,000,000 shares of Serial
Preferred Stock, having no par value,
which may be divided into and issued
in series as hereinafter provided,
(ii) 16,000,000 shares of Class A
Common Stock having a par value of
$.10 per share, and (iii) 600,000
shares of Class B Common Stock having
a par value of $1.00 per share,
redeemable by and at the option of
the Corporation as hereinafter
provided.

     (2)  Definitions.  The Class A
Common Stock and the Class B Common
Stock are sometimes hereinafter
collectively referred to as the
Common Stock.  The preferences and
voting powers of the Serial Preferred
Stock and the Common Stock, the
restrictions and qualifications
thereof and the limits of the
variations in each series of the
Serial Preferred Stock are set forth
below.  For the purposes of this
Article, the term "junior stock"
shall mean Common Stock and shares of
stock of the Corporation of any other
class ranking junior to shares of
Serial Preferred Stock either in
respect of the payment of dividends
or in respect of any payment upon
liquidation, dissolution or winding
up of the Corporation.

B.   Serial Preferred Stock

     (1)  General.  (a)  The Serial
Preferred Stock shall consist of
6,000,000 shares having no par value.
The shares of Serial Preferred Stock
may be divided and issued in one or
more series from time to time as
determined by resolution of the Board
of Directors.  Each series shall be
so designated as to distinguish the
shares thereof from the shares of all
other series and classes.  All shares
of the Serial Preferred Stock,
regardless of series, shall be
identical except that the Board of
Directors, prior to the issuance of
any shares of a particular series of
the Serial Preferred Stock, may fix
and determine the following relative
rights and preferences as between
different series:

     (i)  The number of shares to
constitute such series and the
distinctive serial designation
thereof;

     (ii) The rate or rates of
dividend, which may be subject to
adjustment, whether dividends are to
be cumulative and the terms and
conditions thereof;

     (iii)     Whether shares may be
redeemed, and, if so, the redemption
price or prices and the terms and
conditions of redemption;

     (iv) The amounts payable upon
shares in the event of voluntary and
involuntary liquidation;

     (v)  Sinking fund provisions, if
any, for the redemption or purchase
of shares;

     (vi) The terms and conditions,
if any, on which shares may be
converted; and

     (vii)     The voting rights.

     (b)  The Board of Directors may
create and issue shares of any series
of the Serial preferred Stock
convertible, exchangeable or
redeemable, at the option of either
the Corporation or the holder or upon
the happening of a specified event or
events, into or for cash, property or
rights, including bonds, debentures,
notes, or other securities of the
Corporation or another corporation,
at such time or times, price or
prices or rate or rates, and with
such adjustments, as shall be stated
in the resolution of the Board of
Directors for the issue of such
shares.  The Board of Directors may
by resolution fix and determine
adjustments to the dividend rate or
rates.

     (2)  Dividends.  (a)  The
holders of outstanding shares of
Serial Preferred Stock shall be
entitled to receive, as and when
declared by the Board of Directors
out of any funds legally available
for the purpose, cash dividends at
the dividend rate or rates fixed for
the particular series, and no more,
payable in cash quarterly on the last
day of March, June, September and
December of each year.

     (b)  So long as any shares of
Serial Preferred Stock shall be
outstanding, the Corporation shall
not declare any dividends on the
Common Stock of the Corporation or
any other stock of the Corporation
raking as to dividends or
distribution of assets junior to the
shares of Serial Preferred Stock,
unless dividends with respect to the
same dividend period shall have been
paid or declared and set apart for
payment upon all outstanding shares
of Serial Preferred Stock at the date
of such declaration.

     (3)  Liquidation.  In the event
of the liquidation, dissolution or
winding up of the Corporation,
whether voluntary or involuntary, the
holders of shares of Serial Preferred
Stock shall be entitled to be paid
out of the assets of the Corporation,
before any distribution or payment is
made to or set apart for the holders
of any shares of junior stock, the
amount fixed for the particular
series, plus, in each case, an amount
equal to all unpaid dividends accrued
thereon, if any, and that portion of
the quarterly dividend accrued
thereon, if any, up to the date of
final payment or distribution to such
holders.  In case the net assets of
the Corporation are not sufficient to
pay the holders of all outstanding
shares of Serial Preferred Stock the
full amounts to which they are
respectively entitled as aforesaid,
the entire net assets of the
Corporation shall be distributed
ratably to the holders of all the
outstanding shares of Serial
Preferred Stock in proportion to the
full amounts to which they are
respectively entitled.  Neither the
merger or consolidation of the
Corporation into or with any one or
more other corporations nor the sale,
conveyance, exchange or transfer of
all or substantially all the property
or assets of the Corporation shall be
deemed a liquidation, dissolution or
winding up of the Corporation,
voluntary or involuntary.

C.  Common Stock

     (1)  Class A Common Stock.  The
Class A Common Stock shall consist of
16,000,000 Shares having a par value
of $.10 per share.

     (2)  Class B Common Stock.  (A)
The Class B Common Stock shall
consist of 600,000 shares having a
par value of $1.00 per share and
shall be issued only in exchange for,
on a share for share basis, shares of
capital stock of the Corporation
issued and outstanding immediately
prior to the filing of these
Articles.  Shares of Class B Common
Stock shall not be (i) subdivided
into a greater number of shares, (ii)
combined into a smaller number of
shares, or (iii) reclassified as a
new class of shares of capital stock
of the Corporation.

     (b)(i)    The Corporation may
(A) at any time prior to July 1,
1990, upon the vote of a majority of
the Board of Directors, redeem all or
any portion of the shares of Class B
Common Stock for $2.50 per share out
of earned or capital surplus, and
upon such other terms and conditions
as the Board of Directors shall fix,
(B) at any time on or after July 1,
1990 and prior to July 1, 1991, upon
the vote of a majority of the Board
of Directors, redeem all or any
portion of the then outstanding
shares of Class B Common Stock for
$3.00 per share out of earned or
capital surplus, and upon such other
terms and conditions as the Board of
Directors shall fix, and (C) at any
time on or after July 1, 1991 and
prior to July 1, 1992, upon the vote
of a majority of the Board of
Directors, redeem all or any portion
of the then outstanding shares of
Class B Common Stock for $3.25 per
share out of earned or capital
surplus, and upon such other terms
and conditions as the Board of
Directors shall fix.  If less than
all of the outstanding shares of
Class B Common Stock are to be
redeemed at any time, the shares to
be redeemed shall be selected by lot
or pro rata or in such manner as the
Board of Directors shall determine.

     (ii) Notice of redemption
setting forth the redemption price,
such redemption date, the place of
redemption and the shares called for
redemption shall be mailed by
registered mail, postage pre-paid, at
least 30 days but not more than 60
days before such redemption date to
each holder of record (as of such
record date as may have been fixed
therefor by the Board of Directors)
of shares of Class B Common Stock to
be redeemed, at his address as shown
on the books of the Corporation, but
no failure by the Corporation to mail
such notice or defect therein or in
the mailing thereof shall affect the
validity of redemption of any shares
of Class B Common Stock so to be
redeemed.

     (iii)     Unless the Corporation
shall default in providing moneys at
the time and place specified for the
payment of the redemption price, all
rights of the holders of Class B
Common Stock (other than the right to
receive the redemption price) shall
cease from and after the date fixed
in the notice of redemption as the
date of redemption.  The Corporation
shall have the right, on the date on
which notice of redemption has been
given as above provided or any
subsequent date prior to the date of
redemption, to deposit in trust with
a bank or trust company an amount
equal to the aggregate redemption
price of the shares of Class B Common
Stock to be redeemed for payment (on
or before the date fixed for
redemption) of such amount to the
holders of shares so to be redeemed;
and in the event of such deposit (the
fact and date of which shall be set
forth in the notice of redemption
together with the name and address of
the bank or trust company), all
rights of the holders of shares of
Class B Common Stock to be redeemed
shall cease from and after the date
of such deposit other than the right
to receive the redemption price.

     (iv) Any interest accrued on
moneys deposited by the Corporation
pursuant to the preceding paragraph
shall belong to the Corporation and
be paid to it from time to time.  Any
funds so deposited by the Corporation
and unclaimed at the end of seven
years from the date fixed for
redemption, shall be paid to the
Corporation, after which repayment
the holders of shares of Class B
Common Stock so called for redemption
shall look only to the Corporation
for the payment thereof, without
interest.

     (v)  All shares of Class B
Common Stock redeemed, retired or
purchased by the Corporation shall be
automatically canceled.

     (c)(i)    On and after July 1,
1992, the holder of any shares of
Class B Common Stock which have not
been redeemed by the Corporation in
accordance with the foregoing
paragraph shall have the right to
convert such shares into fully paid
and non-assessable shares of Class A
Common Stock on a share for share
basis, provided, however, that such
conversion rate shall be subject to
adjustment as set forth below.

     (ii) If the Corporation shall
(a) subdivide the outstanding shares
of Class A Common Stock into a larger
number of shares, (b) combine the
outstanding shares of Class A Common
Stock into a smaller number of
shares, or (c) issue by
reclassification of the Class A
Common Stock any shares of capital
stock of the Corporation, then the
conversion rate in effect immediately
prior thereto shall be adjusted so
that the holder of any share of Class
B Common Stock surrendered for
conversion on or after July 1, 1992
shall be entitled to receive the
number of shares of the Corporation
which he would have owned or have
been entitled to receive after the
happening of any of the events
described above had such shares of
Class B Common Stock been converted
immediately prior to the happening of
such event.

     (iii)     In case of any capital
reorganization of the Corporation, or
in case of the consolidation or
merger of the Corporation with or
into another corporation, or in case
of the sale, transfer or other
disposition of all or substantially
all of the property, assets or
business of the Corporation as a
result of which sale, transfer or
other disposition property other than
cash shall be payable or
distributable to the holders of the
Class A Common Stock, each share of
Class B Common Stock shall be
convertible on and after July 1, 1992
into the number and class of shares
or other securities or property of
the Corporation, or of the
corporation resulting from such
consolidation or merger or to which
such sale, transfer or other
disposition shall have been made, to
which the Class A Common Stock
otherwise issuable upon conversion of
such share of Class B Common Stock
would have been entitled upon such
reorganization, consolidation,
merger, or sale, transfer or other
disposition if outstanding at the
time thereof; and in any such case
appropriate adjustment, as determined
by the Board of Directors, shall be
made in the application of the
provisions set forth in this
paragraph (c) with respect to the
conversion rights thereafter of the
holders of the Class B Common Stock,
to the end that such provisions shall
thereafter be applicable, as nearly
as reasonably may be, in relation to
any shares or securities or other
property thereafter issuable or
deliverable upon the conversion of
Class B Common Stock.  Proper
provision shall be made as a part of
the terms of any such consolidation,
merger or sale, transfer or other
disposition whereby the conversion
rights of the holders of Class B
Common Stock shall be protected and
preserved in accordance with the
provisions of this sub-paragraph
(iii).  The provisions of this
subparagraph (iii) shall similarly
apply to successive capital
reorganizations, consolidations,
mergers, sales, transfers or other
dispositions of property as
aforesaid.

     (iv) Whenever on or after July
1, 1992 the conversion rate shall be
adjusted as provided in subparagraph
(ii) of this paragraph (c) the
Corporation, as soon as practicable
and in no event later than ten full
business days thereafter, shall file
with the transfer agent for the Class
B Common Stock a statement signed by
the President, any Vice President or
the Treasurer of the corporation,
stating the adjusted conversion rate
determined as provided in said
subparagraph (ii) and setting forth
in reasonable detail the facts
requiring such adjustment, and shall
promptly mail a copy of such
statement to each holder of Class B
Common Stock at his address then
appearing on the record books of the
Corporation.  The transfer agent
shall be fully protected in relying
on such statement and shall be under
no duty to examine into the truth or
accuracy thereof.  If any question
shall at any time arise with respect
to the adjusted conversion rate, such
question shall be determined by a
firm of independent public
accountants selected by the
Corporation, who may be the
Corporation's auditors, and such
determination shall be binding upon
the Corporation and the holders of
the Common Stock.

     (v)  If on or after July 1, 1992
the Corporation shall propose to
effect any reclassification of its
Class A Common Stock (other than a
reclassification involving merely the
subdivision or combination of
outstanding Class A Common Stock), or
to effect any capital reorganization,
or shall propose to consolidate with
or merge into another Corporation, or
to sell, transfer or otherwise
dispose of all or substantially all
of its property, assets or business,
or the Corporation shall propose to
liquidate, dissolve or wind up, then,
in each such case, the Corporation
shall file with the transfer agent
for the Class B Common Stock and
shall mail to the holders of record
of the Class B Common Stock at their
respective addresses then appearing
on the record books of the
Corporation notice of such proposed
action, such notice to be filed and
mailed at least 30 days prior to the
record date for the purpose of
determining holders of the Class A
Common Stock entitled to vote with
respect to such action or, if no
record date is taken for any such
purpose, the date of the taking on
which such reclassification,
reorganization, consolidation,
merger, liquidation, dissolution or
winding-up shall take place, as the
case may be, and the date of
participation therein by the holders
of Class A Common Stock if any such
date is to be fixed.  Such notice
shall set forth such facts with
respect thereto as shall be
reasonably necessary to inform the
holders of such shares as to the
effect of such action upon their
conversion rights.  Failure to file
any certificate or notice or to mail
any notice, or any defect in any
certificate or notice, pursuant to
this subparagraph (v), shall not
affect the legality or validity of
any adjustment, dividend,
distribution or right referred to
herein.

     (vi)(a)  Any holder of shares of
Class B Common Stock desiring to
convert the same into Class A Common
Stock on or after July 1, 1992, shall
surrender the certificate or
certificates for such shares of Class
B Common Stock at the office of the
transfer agent therefor or at such
other offices or agencies of the
Corporation, if any, as the Board of
directors may determine, which
certificate or certificates, if the
Corporation shall so request, shall
be duly endorsed or assigned to the
Corporation or in blank, together
with a written request for conversion
and accompanied by funds in the
amount of any tax or taxes payable in
respect of any transfer involved in
the issue and delivery of
certificates for shares of Class A
Common Stock in a name other than
that of the record holder of the
shares of Class B Common Stock so
surrendered for conversion.

     (b)  The Corporation will as
soon as practicable after such
surrender for conversion of
certificates for shares of Class B
Common Stock, accompanied by the
written request therefor above
prescribed, issue and deliver at the
office at which such certificates for
shares of Class B Common Stock shall
have been surrendered to the person
for whose account such shares of
Class B Common Stock were so
surrendered, or to his nominee or
nominees, certificates for the number
of whole shares of Class A Common
Stock to which he shall be entitled
as aforesaid, together with an
adjustment in cash for any fraction
of a share as hereinafter provided,
if not evenly convertible.  Such
conversion shall be deemed to have
been made as of the date of such
surrender of the certificates for
shares of Class B Common Stock to be
converted; and the person or persons
entitled to receive the shares of
Class A Common Stock issuable upon
the conversion of such shares of
Class B Common Stock shall be treated
for all purposes as the record
holders of such Class A Common Stock
on such date.  However, the
Corporation shall not be required to
convert, and no surrender of shares
of Class B Common Stock shall be
effective for that purpose, while the
stock transfer books of the
Corporation are closed for any
purpose; but the surrender of shares
of  Class B Common Stock for
conversion during any period while
such books are so closed shall become
effective for conversion immediately
upon the reopening of such books, at
the rate in effect at the date of
such surrender.

     (vii)  The Corporation shall not
be required to issue fractional
shares of Class A Common Stock or
scrip upon conversion of shares of
Class B Common Stock.  As to any
final fraction of a share of Class A
Common Stock which the same record
holder of one or more shares of Class
B Common Stock would otherwise be
entitled to upon conversion of shares
of Class B Common Stock in the same
transaction, the Corporation shall
pay a cash adjustment in respect of
such final fraction in an amount
equal to the same fraction, if the
Class A Common Stock is listed or
admitted to trading on a securities
exchange, of the last sales price (or
bid price if there were no sales) per
share on such securities exchange on
the business day which next precedes
the date of conversion or, if such
Class A Common Stock is not so
listed, of the market price per share
(as determined in a manner prescribed
by the Board of Directors of the
Corporation) at the close of business
on the business day which next
precedes the date of conversion.

     (viii)  The Corporation will pay
any documentary stamp taxes
attributable to the initial issuance
of shares of Class A Common Stock
upon conversion of any shares of
Class B Common Stock pursuant hereto,
provided, however, that the
Corporation shall not be required to
pay any tax or taxes which may be
payable in respect of any transfer
involved in the issue or delivery of
any certificates for shares of Class
A Common Stock in a name other than
that of the registered holder of
shares of Class B Common Stock in
respect of which such shares of Class
A Common Stock are issued.

     (ix)  The Corporation shall at
all times on and after July 1, 1992
reserve and keep available, out of
its treasury stock or authorized and
unissued stock, or both, solely for
the purpose of effecting the
conversion of the shares of Class B
Common Stock, such number of shares
of Class A Common Stock as shall from
time to time be sufficient to effect
the conversion of all shares of Class
B Common Stock from time to time
outstanding.  The Corporation shall
at all times take any corporate
action which may, in the opinion of
its counsel, be necessary in order
that the Corporation may validly and
legally issue fully paid and
nonassessable shares of Class A
Common Stock upon conversion of
shares of Class B Common Stock.

     (3)  Dividends.  The holders of
Common Stock, without regard to
whether they hold Class A Common
Stock or Class B Common Stock, shall
be entitled to such dividends as may
be declared from time to time by the
Board of Directors, subject to the
restrictions set forth in Paragraph
(2)(b) of Section B of this Article.

     (4)  Liquidation.  In the event
of the liquidation, dissolution or
winding up of the Corporation,
whether voluntary or involuntary, the
holders of Common Stock, without
regard to whether they hold Class A
Common Stock or Class B Common Stock,
shall be entitled to participate pro
rata in the net assets of the
corporation remaining after
distributions to Serial Preferred
Stock as provided in Paragraph 3 of
Section B of this Article.

D.  General.

     (1)  Voting Rights.  (a)  At
each meeting of stockholders of the
Corporation, each holder of Common
Stock, without regard to whether he
holds Class A Common Stock or Class B
Common Stock, shall be entitled to
one vote for each share held.

     (b)  Subject to subparagraph (c)
below, the holders of Serial
Preferred Stock shall have such
voting rights as may be fixed and
determined by the Board of Directors
for the particular series pursuant to
Paragraph 1(a) of Section B of this
Article.

     (c)  The Corporation may not
issue any nonvoting equity
securities.  As to the several
classes of securities possessing
voting power, there shall be an
appropriate distribution of such
power among such classes, including,
in the case of any class of equity
securities having a preference over
another class of equity securities
with respect to dividends, adequate
provisions for the election of
directors representing such preferred
class in the event of default in the
payment of such dividends.

     (d)  There shall be no
cumulative voting rights.

     (2)  Preemptive Rights.  There
are no preemptive rights.

     (3)  Issuance of Stock.  Subject
to the restrictions set forth in
Paragraph 2(a) of Section C of this
Article, the authorized but unissued
shares of capital stock of the
Corporation may be issued from time
to time in such amounts and upon such
terms and conditions, not
inconsistent with the laws of Maine
or this Article, and for such
consideration in cash, property,
including stock or securities of
other corporations, or services as
the Board of Directors may determine.
The Board of Directors may create and
issue bonds, debentures, notes and
other securities convertible into
shares of capital stock of the
Corporation, or (if and to the extent
then permitted by law) of another
corporation, and may also create and
issue stock options and warrants
entitling the holders thereof to
purchase shares of capital stock of
the Corporation on such terms and
conditions, but not inconsistent with
the laws of Maine or this Article, as
the Board of Directors may from time
to time determine.

FIFTH:  CONTROL TRANSACTIONS

     The provisions of 13-A M.R.S.A.
 910 shall not be applicable to the
Corporation.

EXHIBIT 2 TO ARTICLES OF AMENDMENT
OF SUGARLOAF MOUNTAIN CORPORATION
DATED JUNE 1, 1987

       Manner of Exchange of Outstanding
                    Shares

     Section 1.  General.  Pursuant
to the Joint plan of Reorganization
of Sugarloaf Mountain Corporation and
Mountainside, Debtors (the "Plan"),
filed in the United States Bankruptcy
Court, District of Maine, and
approved by Order Confirming Joint
Plan of Reorganization for Sugarloaf
Mountain Corporation and Mountainside
(the "Order"), upon the filing of
these Articles of Amendment (the
"Effective Date") the Plan shall
become effective pursuant to the
Order.

     Section 2.  Exchange.  On the
Effective Date each share of Common
Stock, par value $1.00 per share (the
"Old Stock") of Sugarloaf Mountain
Corporation (the "Company")
outstanding on the Effective Date
shall, in accordance with the Plan
and the Order, and pursuant to
Section 810 of the Maine Business
Corporation Act, 13-A M.R.S.A.
Section 810, and without further
action on the part of  the holders
thereof:

     (a)  Alternative One.  Be
          exchanged for one share of
          Class B Common Stock, par
          value $1.00 per share (the
          "Class B Stock") and $1.00
          per share of Shareholder
          Credits (up to a maximum of
          $10,000 of Shareholder
          Credits per holder as shown
          on the stock transfer books
          of the Company on February
          24, 1987)  valid towards
          the purchase from the
          Company of adult season
          passes or adult day ski
          tickets for the 1988-1989
          ski season ("Alternative
          One"), if the holder of
          such Old Stock has
          irrevocably deposited a
          duly executed letter of
          transmittal in the form to
          be provided by the Company
          indicating the number of
          shares of Old Stock held by
          such holder which are to be
          exchanged for Class B Stock
          and Shareholder Credits
          pursuant to this clause
          (a), together with the
          certificate or certificates
          representing such shares,
          with such agent as the
          Company shall designate
          (the "Exchange Agent"), not
          later than 3:00 p.m., local
          time, on the 30th day
          following the date on which
          the notice referred to in
          Section 2(c) is first
          mailed to holders of Old
          Stock; or

     (b)  Alternative Two.  Be
          exchanged for $5.00 per
          share of Shareholder
          Credits (up to a maximum of
          $10,000 of Shareholder
          Credits per year per holder
          as shown on the stock
          transfer books of the
          Company on February 24,
          1987) valid toward the
          purchase from the Company
          of adult season passes and
          adult day ski tickets at
          the rate of $1.00 per ski
          season during the five ski
          seasons beginning with the
          1988-1989 season and ending
          with the 1992-1993 season
          ("Alternative Two").

          From and after the
     Effective Date certificates
     evidencing shares of Old Stock
     shall not evidence any interest
     in the Company or entitle the
     holder thereof to vote the
     shares of Old Stock represented
     thereby, or to receive any
     dividend with respect thereto,
     or to exercise any other rights
     of ownership in respect thereof,
     but shall evidence only the
     right of the holder to receive,
     upon surrender of the
     certificate(s) for such Old
     Stock, the Class B Common Stock
     and/or Shareholder Credits to
     which he is entitled hereunder.

          Section 3.     Election
     Procedures; Exchange Agent.
     Holders of Old Stock failing to
     make a valid election on or
     before the Deposit Date as to
     some or all of their Old Stock
     shall be deemed to have elected
     Alternative Two as to such Old
     Stock.  Elections may be made
     with respect to some or all of
     the shares of Old Stock and
     holders of Old Stock may
     participate in both Alternative
     One and Alternative Two;
     provided, however, that holders
     of Old Stock (as shown on the
     stock transfer books of the
     Company on February 24, 1987),
     and their transferees, electing
     to participate in both
     alternatives shall be limited to
     obtaining a maximum of $10,000
     in Shareholder Credits per year
     under Alternative One and Two
     taken together.  On or before
     the 15th day following the date
     of the Order, the Company shall
     have sent to each holder of
     record of Old Stock as of the
     date of the Order (or within
     five days thereafter) by first
     class mail, postage prepaid, at
     the address shown on such list,
     a notice describing the manner
     in which elections can be made
     and containing such other
     matters as the Company may deem
     appropriate, and enclosing a
     letter of transmittal.  A valid
     election of Alternative One
     shall have been made only if the
     Exchange Agent shall have
     received an irrevocable letter
     of transmittal properly
     completed and signed and
     accompanied by the certificate
     or certificates for shares of
     Old Stock to which it relates
     (or a properly completed
     guarantee of delivery or lost
     certificate undertaking with
     respect thereto) in accordance
     with the procedures shown on the
     letter of transmittal.  The
     Exchange Agent shall have
     discretion to determine whether
     or not elections to participate
     in Alternative One have been
     properly made with respect to
     shares of Old Stock and when
     elections were received by it.
     The Exchange Agent, after
     consulting with the Company, may
     (but shall not be obligated to)
     waive any immaterial variances
     or defects in the manner in
     which the letter of transmittal
     has been executed or completed,
     and accept as properly made any
     such so long as it is reasonably
     clear what action is intended to
     be effected by the holder of the
     shares of Old Stock covered by
     such letter of transmittal.  If
     the Exchange Agent determines
     that any letter of transmittal
     was not properly and timely
     deposited, the shares subject to
     such letter of transmittal shall
     be treated by the Exchange Agent
     as shares of Old Stock which
     were not subject to a valid
     election to participate in
     Alternative One.

          Section 4.     Return of
     Old Stock.  If a final order of
     the United States Bankruptcy
     Court is entered which either
     (i) revokes the Order confirming
     the Plan, or (ii) modifies the
     Plan to provide that the Old
     Stock shall not be canceled and
     declared null and void, then any
     certificate or certificates (or
     guarantees of delivery, as
     appropriate) for Old Stock which
     have been deposited with the
     Exchange Agent in connection
     with these procedures shall be
     returned to the person who
     submitted the same to the
     Exchange Agent.

          Section 5.     Stock
     Transfer Books Closed.  The
     stock transfer books of the
     Company relating to the Old
     Stock shall be closed as of the
     Effective Date, and thereafter
     no transfer of any shares of Old
     Stock shall be recorded therein.

          Section 6.     Medium of
     Shareholder Credits.  Any
     Shareholder Credits required to
     be distributed may be
     distributed by certificate,
     scrip, coupon, passbook, or such
     other reasonable  method as the
     Company shall determine, and no
     interest shall be payable on or
     with respect to any Shareholder
     Credits.  Shareholder Credits
     shall be distributed on or
     before July 1, 1988.  The
     Company shall not be responsible
     for replacing any Shareholder
     Credits which are lost,
     misplaced, destroyed or stolen.

          Section 7.     Surrender of
     Remaining Certificates.  On the
     Effective Date, the Company
     shall deliver to the Exchange
     Agent a certificate or
     certificates dated the Effective
     Date for the aggregate number of
     shares of Class B Stock to which
     the holders of Old Stock shall
     be entitled as provided in
     Section 2.  Each holder of Old
     Stock who elects Alternative
     One, upon surrender to and
     acceptance by the Exchange Agent
     of his certificates therefor in
     accordance with the procedures
     established by the Exchange
     Agent, shall promptly receive in
     exchange therefor a certificate
     or certificates for the number
     of shares of Class B Stock to
     which he is entitled pursuant
     hereto and shall receive on or
     before July 1, 1988 the
     Shareholder Credits to which
     such holder of Old Stock shall
     be entitled.  Each holder of Old
     Stock who either elects or is
     deemed to elect Alternative Two,
     upon surrender to and acceptance
     by the Exchange Agent of his
     certificates therefor in
     accordance with the procedures
     established by the Exchange
     Agent, shall receive in exchange
     therefor the Shareholder Credits
     to which such holder of Old
     Stock shall be entitled.

For Use By The Secretary of State
File No.  19550108D
Fee Paid  $10
C.B.
Date January 14, 1988
For Use By The Secretary of State
Filed December 29, 1987
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State


ARTICLES OF AMENDMENT
(Amendment Pursuant to Court Order)
of
SUGARLOAF MOUNTAIN CORPORATION


Pursuant to 13-A M.R.S.A.  807 and
810, the undersigned corporation
adopts these Articles of Amendment:

FIRST:    Outstanding shares were not
          entitled to vote on the
          Amendment set out in
          Exhibit 1 attached hereto.

SECOND:   The Amendment was approved
          and directed to be filed by
          Order of the United States
          Bankruptcy Court for the
          District of Maine, dated
          November 23, 1987, in
          Chapter 11 Case Nos. 186-
          00094 and 186-00095
          captioned In re Sugarloaf
          Mountain Corporation and
          Mountainside, Debtors.

THIRD:    The Amendment deletes
          Exhibit 2 to the Articles
          of Amendment of Sugarloaf
          Mountain Corporation dated
          June 1, 1987 in its
          entirety and inserts in its
          place the attached "Revised
          Exhibit 2".

FOURTH:   The name of the clerk and
          the corporation's
          registered office are:
          Robert H. Turner, Sugarloaf
          Mountain Corporation, Town
          of Carrabassett Valley,
          Maine 04947.

DATED:    December 17, 1987

SUGARLOAF MOUNTAIN CORPORATION

By:       /s/ Warren C. Cook
          Warren C. Cook, President

I, Warren C. Cook, hereby certify,
this 17th day of December, 1987, that
the Amendment annexed hereto as
Exhibit A was adopted and these
Articles of Amendment were directed
to be executed and filed by me by
Order of the United States Bankruptcy
Court for the District of Maine,
dated November 23, 1987, in Chapter
11 Case Nos. 186-00094 and 186-00095,
captioned In re Sugarloaf Mountain
Corporation and Mountainside,
Debtors, which Order confirmed the
Joint Plan of Reorganization of
Sugarloaf Mountain Corporation and
Mountainside dated February 24, 1987.


/s/ Warren C. Cook

Warren C. Cook

EXHIBIT 1
TO ARTICLES OF AMENDMENT OF
SUGARLOAF MOUNTAIN CORPORATION
DATED JUNE 1, 1987

1.   Exhibit 2 to the Articles of
     Amendment of Sugarloaf Mountain
     Corporation dated June 1, 1987
     and filed June 9, 1987, is
     deleted in its entirety and the
     attached Exhibit 2 (Revised) is
     inserted in its place.

EXHIBIT 2 (REVISED)
TO ARTICLES OF AMENDMENT OF
SUGARLOAF MOUNTAIN CORPORATION
DATED JUNE 1, 1987

     Section 1.  General.  Pursuant
to the Joint plan of Reorganization
of Sugarloaf Mountain Corporation and
Mountainside, Debtors ("Debtors"),
filed in the United States Bankruptcy
Court, District of Maine (the
"Plan"), and approved by Order
Confirming Joint Plan of
Reorganization for Sugarloaf Mountain
Corporation and Mountainside (the
"Order"), upon the filing of these
Articles of Amendment (the "Effective
Date") the Plan shall become
effective pursuant to the Order.

     Section 2.  Exchange.  On the
Effective Date each share of Common
Stock, par value $1.00 per share (the
"Old Stock") of Sugarloaf Mountain
Corporation (the "Company")
outstanding on the Effective Date
shall, in accordance with the Plan
and the Order, and pursuant to
Section 810 of the Maine Business
Corporation Act, 13-A M.R.S.A.
Section 810, and without further
action on the part of  the holders
thereof:

     (a)  Alternative One.  Be
          exchanged for one share of
          Class B Common Stock, par
          value $1.00 per share (the
          "Class B Stock") and $1.00
          per share of Shareholder
          Credits (up to a maximum of
          $10,000 of Shareholder
          Credits per holder as shown
          on the stock transfer books
          of the Company on February
          24, 1987)  valid towards
          the purchase from the
          Company of adult season
          passes or adult day ski
          tickets for the 1988-1989
          ski season ("Alternative
          One"), if the holder of
          such Old Stock has
          irrevocably deposited a
          duly executed letter of
          transmittal in the form to
          be provided by the Company
          indicating the number of
          shares of Old Stock held by
          such holder which are to be
          exchanged for Class B Stock
          and Shareholder Credits
          pursuant to this clause
          (a), together with the
          certificate or certificates
          representing such shares,
          with such agent as the
          Company shall designate
          (the "Exchange Agent"), not
          later than the later of (i)
          3:00 p.m., local time, on
          the 30th day following the
          date on which the notice
          referred to in Section 3 is
          first mailed to holders of
          Old Stock; or (ii) a date
          and time designated by
          order of the United States
          Bankruptcy Court, District
          of Maine with respect to
          holders of Old Stock who
          had not previously elected
          Alternative One, (the
          "Deposit Date"); or

     (b)  Alternative Two.  Be
          exchanged for $5.00 per
          share of Shareholder
          Credits (up to a maximum of
          $10,000 of Shareholder
          Credits per year per holder
          as shown on the stock
          transfer books of the
          Company on February 24,
          1987) valid toward the
          purchase from the Company
          of adult season passes and
          adult day ski tickets at
          the rate of $1.00 per ski
          season during the five ski
          seasons beginning with the
          1988-1989 season and ending
          with the 1992-1993 season
          ("Alternative Two").

          From and after the
     Effective Date certificates
     evidencing shares of Old Stock
     shall not evidence any interest
     in the Company or entitle the
     holder thereof to vote the
     shares of Old Stock represented
     thereby, or to receive any
     dividend with respect thereto,
     or to exercise any other rights
     of ownership in respect thereof,
     but shall evidence only the
     right of the holder to receive,
     upon surrender of the
     certificate(s) for such Old
     Stock, the Class B Common Stock
     and/or Shareholder Credits to
     which he is entitled hereunder.

     Section 3.     Election
     Procedures; Exchange Agent.
     Holders of Old Stock failing to
     make a valid election on or
     before the Deposit Date as to
     some or all of their Old Stock
     shall be deemed to have elected
     Alternative Two as to such Old
     Stock.  Elections may be made
     with respect to some or all of
     the shares of Old Stock and
     holders of Old Stock may
     participate in both Alternative
     One and Alternative Two;
     provided, however, that holders
     of Old Stock (as shown on the
     stock transfer books of the
     Company on February 24, 1987),
     and their transferees, electing
     to participate in both
     alternatives shall be limited to
     obtaining a maximum of $10,000
     in Shareholder Credits per year
     under Alternative One and Two
     taken together.  On or before
     the 15th day following the date
     of the Order or at such other
     time as the Court may establish
     by subsequent order, the Company
     shall  send to each holder of
     Old Stock as of the date of the
     Order (or within five days
     thereafter) who has not
     previously made an affirmative
     written election, by first class
     mail, postage prepaid, at the
     address shown on such list, a
     notice describing the manner in
     which elections can be made and
     containing such other matters as
     the Company may deem
     appropriate, and enclosing a
     letter of transmittal.  A valid
     election of Alternative One
     shall have been made only if the
     Exchange Agent shall have
     received an irrevocable letter
     of transmittal properly
     completed and signed and
     accompanied by the certificate
     or certificates for shares of
     Old Stock to which it relates
     (or a properly completed
     guarantee of delivery or lost
     certificate undertaking with
     respect thereto) in accordance
     with the procedures shown on the
     letter of transmittal.  The
     Exchange Agent shall have
     discretion to determine whether
     or not elections to participate
     in Alternative One have been
     properly made with respect to
     shares of Old Stock and when
     elections were received by it.
     The Exchange Agent, after
     consulting with the Company, may
     (but shall not be obligated to)
     waive any immaterial variances
     or defects in the manner in
     which the letter of transmittal
     has been executed or completed,
     and accept as properly made any
     such so long as it is reasonably
     clear what action is intended to
     be effected by the holder of the
     shares of Old Stock covered by
     such letter of transmittal.  If
     the Exchange Agent determines
     that any letter of transmittal
     was not properly and timely
     deposited, the shares subject to
     such letter of transmittal shall
     be treated by the Exchange Agent
     as shares of Old Stock which
     were not subject to a valid
     election to participate in
     Alternative One.

          Section 4.     Return of
     Old Stock.  If a final order of
     the United States Bankruptcy
     Court is entered which either
     (i) revokes the Order confirming
     the Plan, or (ii) modifies the
     Plan to provide that the Old
     Stock shall not be canceled and
     declared null and void, then any
     certificate or certificates (or
     guarantees of delivery, as
     appropriate) for Old Stock which
     have been deposited with the
     Exchange Agent in connection
     with these procedures shall be
     returned to the person who
     submitted the same to the
     Exchange Agent.

          Section 5.     Stock
     Transfer Books Closed.  The
     stock transfer books of the
     Company relating to the Old
     Stock shall be closed as of the
     Effective Date, and thereafter
     no transfer of any shares of Old
     Stock shall be recorded therein.

          Section 6.     Medium of
     Shareholder Credits.  Any
     Shareholder Credits required to
     be distributed may be
     distributed by certificate,
     scrip, coupon, passbook, or such
     other reasonable  method as the
     Company shall determine, and no
     interest shall be payable on or
     with respect to any Shareholder
     Credits.  Shareholder Credits
     shall be distributed on or
     before July 1, 1988.  The
     Company shall not be responsible
     for replacing any Shareholder
     Credits which are lost,
     misplaced, destroyed or stolen.

          Section 7.     Surrender of
     Remaining Certificates.  On the
     Effective Date or such later
     date as the Bankruptcy Court may
     by Order establish, the Company
     shall deliver to the Exchange
     Agent a certificate or
     certificates dated the Effective
     Date for the aggregate number of
     shares of Class B Stock to which
     the holders of Old Stock shall
     be entitled as provided in
     Section 2.  Each holder of Old
     Stock who elects Alternative
     One, upon surrender to and
     acceptance by the Exchange Agent
     of his certificates therefor in
     accordance with the procedures
     established by the Exchange
     Agent, shall promptly receive in
     exchange therefor a certificate
     or certificates for the number
     of shares of Class B Stock to
     which he is entitled pursuant
     hereto and shall receive on or
     before July 1, 1988 the
     Shareholder Credits to which
     such holder of Old Stock shall
     be entitled.  Each holder of Old
     Stock who either elects or is
     deemed to elect Alternative Two,
     upon surrender to and acceptance
     by the Exchange Agent of his
     certificates therefor in
     accordance with the procedures
     established by the Exchange
     Agent, shall receive in exchange
     therefor the Shareholder Credits
     to which such holder of Old
     Stock shall be entitled.

For Use By The Secretary of State
File No. 19550108D
Fee Paid $35.00
C.B.
Date July 1, 1992
For Use by the Secretary of State
FILED June 30, 1992
Deputy Secretary of State
A True Copy When Attested by Signature
Deputy Secretary of State

STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as Separate  Class)

Pursuant to 13-A M.R.S.A.  805 and
807,
the undersigned corporation adopts
these
Articles of Amendment:


FIRST:    As set out in detail in
          "THIRD", one or more
          classes of shares of the
          corporation were entitled
          to vote on the following
          amendment as a separate
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on June 12 and 23,
          1992 OR

     B.   by unanimous written
          consent on

THIRD:    On said date, the number of
          shares of each class
          outstanding and entitled to
          vote on such amendment
          (whether or not entitled to
          vote as a separate class),
          the manner in which each
          such class was entitled to
          vote (whether or not as a
          separate class), and the
          number of shares voted for
          and against said amendment,
          respectively, were as
          follows:

Designat Manner    Number   Voted    Voted
ion of   in Which  of       For      Against
Each     Entitled  Shares
Class    to Vote   Outstan
However            ding
Entitled           and
to Vote            Entitle
                   d to
                   Vote
Class A  Together  10,325,  8,975,0  -0-
Common   with all  000      00
Stock    classes
Class B  As a      415,093  219,305  12,046
Common   separate
Stock    class
Series   As a      2,400,0  1,665,0  -0-
1989     separate  00       00
Cumulati class
ve
Converti
ble
Preferre
d Stock
Total of           13,140,  10,859,  12,046
all                093      305
Classes

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)


          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $__.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    Address of the registered
          office in Maine:  R.R. #1,
          Box 5000, Kingfield, Maine
          04947-9799

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

(Signature of clerk, secretary or
asst. secretary)
Sugarloaf Mountain Corporation

By:*      /s/ Robert H. Turner
     (signature)

     Robert H. Turner, Clerk
     (type or print name and
capacity)

Dated:  June 25, 1992
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A

1.   Article FOURTH of the Articles
     of Incorporation of Sugarloaf
     Mountain Corporation is amended
     to delete in their entirety
     paragraphs (c)(i) through
     (c)(ix) of subsection 2 (headed
     "Class B Common Stock") of
     Section c (headed "Common
     Stock") thereof.

2.   Section 3 (headed "Redemption")
     of the Statement of Resolution
     Establishing Series 1989
     Cumulative Convertible Stock of
     SMC is amended to delete the
     following words:  "the merger or
     consolidation of the corporation
     with, or" from the fourth and
     fifth lines thereof.

For Use By The Secretary of State
File No. 19550108D
         19920946D
Fee Paid $80.00
C.B.
Date  June 1, 1992
For Use by The Secretary of State
June 30, 1992
/s/ Gary Cooper
Deputy Secretary of State
A True Copy When Attested by Signature

Deputy Secretary of State
STATE OF MAINE
ARTICLES OF MERGER
OF SMC ACQUISITION CORPORATION
A MAINE CORPORATION
INTO SUGARLOAF MOUNTAIN CORPORATION
A MAINE CORPORATION

     Pursuant to 13-A MRSA  903, the
board of directors of each
participating corporation approve and
the undersigned corporations adopt
the following Articles of Merger:

FIRST:  The plan of merger is set
forth in Exhibit A attached hereto
and made a part hereof.

SECOND:  As to each participating
corporation, the shareholders of
which voted on such plan of merger,
the number of shares outstanding and
the number of shares entitled to vote
on such plan, and the number of such
shares voted for and against the
plan, are as follows:

Name of  Number    Number    Voted    Voted
Corporat of        of        For      Against
ion      Shares    Shares
         Outstand  Entitled
         ing       to Vote
SMC      2,963,05  2,963,05  2,963,05 0
Acquisit 4         4         4
ion
Corporat
ion
Sugarloa 13,140,0  13,140,0  10,861,1 10,056
f        93        93        65
Mountain
Corporat
ion

THIRD:  If the shares of any class
were entitled to vote as a class, the
designation and number of the
outstanding shares of each such
class, and the number of shares of
each such class voted for and against
the plan, are as follows:

Name of  Designat  Number    Voted    Voted
Corporat ion of    of        For      Against
ion      Class     Shares
Sugarloa Class A   10,325,0  8,975,00 0
f        Common    00        0
Mountain Stock
Corporat
ion
Sugarloa Class B   415,093   221,165  10,056
f        Common
Mountain Stock
Corporat
ion
Sugarloa Series    2,400,00  1,665,00 0
f        1989      0         0
Mountain Cumulati
Corporat ve
ion      Converti
         ble
         Preferre
         d Stock

(Include the following paragraph if
the merger was authorized without the
vote of the shareholders of the
surviving corporation.  Omit if not
applicable.)

FOURTH:  The plan of merger was
adopted by the participating
corporation which is to become the
surviving corporation in the merger
without any vote of its shareholders,
pursuant to section 902, subsection
5.  The number of shares of each
class outstanding immediately prior
to the effective date of the merger,
and the number of shares of each
class to be issued or delivered
pursuant to the plan of merger of the
surviving corporation are set forth
as follows:

Designat Number of       Number of
ion of   Shares          Shares to be
Class    Outstanding     Issued or
         Immediately     Delivered
         Prior to        Pursuant to
         Effective       the Merger
         Date of
         Merger

FIFTH:  The address of the registered
office of the surviving corporation
is R.R. #1, Box 5000, Kingfield,
Maine 04947-9799.  The address of the
registered office of the merged
corporation is c/o Sugarloaf Mountain
Corporation, R.R. #1, Box 5000,
Kingfield, Maine 04947-9799.

SIXTH:  Effective date of the merger
(if other than date of filing of
Articles) is ___, 19__.

Dated:  June 25, 1992
Sugarloaf Mountain Corporation
/s/ Robert H. Turner, Clerk
MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS

I certify that I have custody of the
minutes showing the above action by
the shareholders of Sugarloaf
Mountain Corporation
/s/ Robert H. Turner
Robert H. Turner, Clerk
Signature of clerk

Dated June 25, 1992
SMC Acquisition Corporation
By: Robert H. Turner, Clerk
MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS

I certify that I have custody of the
minutes showing the above action by
the shareholders of SMC Acquisition
Corporation
/s/ Robert H. Turner
Robert H. Turner, Clerk
Signature of clerk

EXHIBIT A to
Articles of Merger
of
SMC ACQUISITION CORPORATION
into
SUGARLOAF MOUNTAIN CORPORATION
Pursuant to Section 901 of the Maine
Business Corporation Act

     Pursuant to this Plan of Merger,
SMC Acquisition Corporation, a Maine
corporation (the "Company") will be
merged (the "Merger") with and into
Sugarloaf Mountain Corporation, a
Maine corporation ("Sugarloaf").  In
the Merger Sugarloaf shall be the
surviving corporation (the "Surviving
Corporation").  The terms and
conditions of the Merger and the
consideration to be paid by the
Surviving Corporation upon surrender
of each outstanding share of
Sugarloaf are set forth below.

     1.  The Merger shall be
effective (the "Effective Date") on
the date on which the Articles of
Merger with respect to the Merger
shall have been duly executed and
filed in the office of the Secretary
of State of Maine in accordance with
the provisions of the Maine Business
Corporation Act.

     2.  At the Effective Date, the
Articles of Incorporation of the
Company shall become the Articles of
Incorporation of the Surviving
Corporation (which articles of
incorporation shall be amended as of
the Effective Date to change the name
of the Surviving Corporation to
Sugarloaf Mountain Corporation) and
the Bylaws of Sugarloaf shall become
the Bylaws of the Surviving
Corporation.  At the Effective Date,
the directors and officers of the
Company shall be the directors and
officers, respectively, of the
Surviving Corporation until their
respective successors are duly
elected or chosen and have been
qualified in the manner provided in
the Articles of Incorporation and
Bylaws or as otherwise provided by
law.

     3.  In the Merger each share of
Common Stock, par value $.01 per
share, of the Company outstanding
immediately prior to the Effective
Date shall be converted into and
shall without further action
represent one share of Common Stock,
par value $.01 per share, of the
Surviving Corporation.

     4.  (a)  In the Merger each
share of Class A Common Stock, par
value $.10 per share, and each share
of Series 1989 Cumulative Convertible
Preferred Stock, no par value, of
Sugarloaf outstanding immediately
prior to the Effective Date (other
than those owned by the Company)
shall be cancelled and exchanged for
the right to receive in the Merger
the merger consideration for such
shares provided in this Plan of
Merger (the "Merger Consideration").
Each share of Class A Common Stock,
par value $.10 per share, of
Sugarloaf and each share of Series
1989 Cumulative Convertible Preferred
Stock, no par value, of Sugarloaf
owned by the Company shall be
cancelled in the Merger.  In the
Merger each share of Class B Common
Stock, par value $1 per share, of
Sugarloaf outstanding immediately
prior to the Effective Date not owned
by the Company shall be cancelled and
exchanged for the right to receive in
the Merger the merger consideration
for such shares provided in this Plan
of Merger (the "Class B Merger
Consideration").  Each share of Class
B Common Stock, par value $1 per
share, of Sugarloaf owned by the
Company shall be cancelled in the
Merger.  Upon surrender to the
Surviving Corporation of certificates
for each such outstanding share of
the stock of Sugarloaf (not owned by
the Company) as of the date of filing
of the Articles of Merger, duly
endorsed, the Surviving Corporation
shall pay (or cause to be paid) the
Merger Consideration.  From and after
the Effective Date and until
surrender to the Surviving
Corporation, each outstanding
certificate which prior to the
Effective Date represented shares of
outstanding stock of Sugarloaf not
owned by the Comopany shall be deemed
for all purposes to evidence only a
right to receive the Merger
Consideration or the Class B Merger
Consideration, as the case may be,
payable upon surrender of such
certificate; no interest will be paid
or accrued on the Merger
Consideration or the Class B Merger
Consideration payable upon surrender
of such certificate; and if payment
of the Merger Consideration or Class
B Merger Consideration, as the case
may be, is to be made to a person
other than the one in whose name the
certificate surrendered is
registered, it shall be a condition
of such payment that the certificate
so surrendered shall be properly
endorsed with signatures guaranteed
or otherwise in proper form for
transfer.

     (b)  The Merger Consideration
for each share of Class A Common
Stock or Series 1989 Cumulative
Convertible Preferred Stock of
Sugarloaf (other than shares held by
the Company), and for each dollar of
accrued but unpaid dividends on the
Series 1989 Cumulative Convertible
Preferred Stock (other than on shares
thereof held by the Company)
(collectively, "Equity Dollars
Invested"), shall consist of the
following:

     A.   $.05 in cash; plus

     B.   A warrant to purchase 1/10
          of a share of Common Stock,
          par value $.01 per share,
          of the Surviving
          Corporation, at a purchase
          price of $.50 per share at
          any time on or prior to the
          second anniversary of the
          Effective Date, and
          thereafter at a purchase
          price of $1.00 per share
          (in each case subject to
          ratable, anti-dilutive
          adjustment in the event of
          stock splits, stock
          dividends, and
          recapitalizations involving
          the Surviving Corporation,
          and in the event of
          issuances of common stock
          of the Surviving
          Corporation at prices per
          share of less than $1.00 ,
          other than pursuant to such
          warrants) at any time on or
          prior to the tenth
          anniversary of the
          Effective Date.  The
          warrant is not transferable
          other than by fit, devise
          or bequest or other
          transfer without
          consideration to or for the
          benefit of the holder's
          spouse, lineal descendants
          and their spouses, and
          charitable organizations
          contributions to which are
          deductible for federal
          income tax purposes.  In
          the case of a trust, the
          holder shall refer to the
          grantor for purposes of
          this paragraph B.

Each holder of Class A Common Stock
or Series 1989 Cumulative Convertible
Preferred Stock of Sugarloaf (other
than the Company) shall also be
entitled to receive:

     C.   a lifetime, non-
          transferable 30% discount
          on all non-sale items in
          all ski shops owned by the
          Surviving Corporation;
     D.   a lifetime, non-
          transferable pass for the
          holder, the holder's
          spouse, the holder's
          children and their spouses
          to the Surviving
          Corporation's health and
          fitness facility; plus
     E.   one transferable lifetime
          adult skiing pass or two
          transferable lifetime
          children's skiing passes
          for the Surviving
          Corporation's skiing
          operations to each holder
          (other than the Company) of
          more than 24,999 Equity
          Dollars Invested;
          thereafter, an additional
          transferable lifetime adult
          skiing pass or two
          transferable lifetime
          children's skiing passes
          for each 100,000 Equity
          Dollars Invested in excess
          of 24,999 (other than those
          held by the Company).

     Each holder of Class A Common
Stock or Series 1989 Cumulative
Convertible Preferred Stock (or
designee of the original holder if
such holder is not an individual)
(other than the Company) shall also
be entitled to purchase non-
transferable lifetime passes for the
Surviving Corporation's skiing
operations for the holder, the
holder's spouse and children for $100
per pass per year.

     Such lifetime passes, discounts
and rights to purchase passes will be
valid for the greater of: (i) the
lifetime of the original holder
thereof (or for the life of a person
designated by the original holder
thereof if such holder is not an
individual), or (ii) ten (10) years
after the Effective Date.  If such
holder or designee should die before
the lapsing of such ten (10) year
period, the personal representative
of the estate of such person shall be
entitled to exercise such person's
rights hereunder for the balance of
such ten (10) year period.  Such
individual will be entitled annually
during his lifetime to designate to
the Surviving Corporation the name(s)
of the person(s) entitled to utilize
the passes described in paragraph E
above.

     In the case of any trust with
more than 24,999 Equity Dollars
Invested, each adult beneficiary of
such trust shall be deemed to be the
holder of a pro rata interest of such
trust's Equity Dollars Invested.

          (c)  The Class B Merger
     Consideration for each share of
     Class B Common Stock of
     Sugarloaf (other than those held
     by the Company) shall consist of
     $.10 in cash.

     5.  From and after the Effective
Date, the transfer of the shares of
stock of Sugarloaf or the Company
outstanding prior to the Effective
Date shall not be made on the stock
transfer books.

     6.  Immediately upon filing the
Articles of Merger, the Company shall
cease its separate existence; all of
the properties (real, personal and
mixed), rights, immunities,
privileges, franchises, choses in
action and all other assets of the
Company shall vest in the Surviving
Corporation without further act; and
the Surviving  Corporation shall
assume all the liabilities, duties
and obligations of the Company.

     7.  The Surviving Corporation
shall assume and accept
responsibility for any obligations of
Sugarloaf accruing to shareholders of
Sugarloaf (other than the Company)
under the Maine Business Corporation
Act arising from the effectuation of
this Plan of Merger.

     8.  Sugarloaf expressly reserves
the right to abandon the Merger and
this Plan of Merger, at any time
prior to the Effective Date, in good
faith exercise of the discretion of
its board of directors in light of
its fiduciary duties to the
stockholders of Sugarloaf, and
Sugarloaf and the Company expressly
reserve the right to abandon the
Merger and the Plan of Merger, at any
time prior to the Effective Date, by
mutual consent of their respective
boards of directors.

For Use By The Secretary of State
File No.
Fee Paid
C.B.
Date
File No. 19550108 0 Pages 2
Fee Paid $35.00
OCN 19424113000003 AMEN
Filed 8/29/94
Deputy Secretary of State
A True Copy When Attested by Signature


ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)

Pursuant to 13-A M.R.S.A.  805 and
807,
the undersigned corporation adopts
these
Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on, OR

     B.   by unanimous written
          consent on August 24, 1994

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:
Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
  6,302,915            6,302,915
0

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $ __.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __ shares.

SIXTH:    Address of the registered
          office in Maine:  RR 1, Box
          5000, Kingfield, ME 04947-
          9799
MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

(Signature of clerk, secretary or
asst. secretary)


SUGARLOAF MOUNTAIN CORPORATION

By:*      /s/ Robert H. Turner
(signature)

     Robert H. Turner, Clerk
     (type or print name and
capacity)

Dated:  August 24, 1994
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A

to

Articles of Amendment to the
Articles of Incorporation of
Sugarloaf Mountain Corporation

     Article SIXTH is hereby amended
to read in its entirety as follows:

          "SIXTH:  The shareholders
     of this corporation shall have a
     pre-emptive right as provided in
     13-A M.R.S.A.  623, other than
     with respect to shares issuable
     to S-K-I Limited pursuant to the
     Stock Purchase Agreement, dated
     as of August 18, 1994, among
     this corporation, S-K-I Limited
     and Warren C. Cook; provided,
     however, that the exceptions to
     such pre-emptive right contained
     in 13-A M.R.S.A.  623(5)(C) and
     (6)(E) shall not apply; and,
     provided, further, that
     notwithstanding the provisions
     of 13-A M.R.S.A.  623(10), the
     requirement of a "reasonable
     opportunity" under 13-A M.R.S.A.
      623(5)(E)(1) and (9)(2) shall
     not be satisfied unless at least
     ten business days shall have
     passed after the giving of
     notice of such opportunity."

Exhibit 3.30
BYLAWS

OF

SUGARLOAF MOUNTAIN CORPORATION

ARTICLE I

Articles of Incorporation, Office,
Location,

Seal and Section Headings

     Section 1.  Articles of
Incorporation.  The name of this
corporation shall be as set forth in
the Articles of Incorporation.
References in these bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation as from time to time in
effect.  References in these bylaws
to the Business Corporation Act and
to particular sections of said Act
are to said Act and said sections as
from time to time in effect.

     Section 2.  Office and Location.
The registered office shall be that
office specified in the Articles of
Incorporation.  This corporation is
located in the State of Maine at that
place specified in the Articles of
Incorporation.  The principal office
and place of business of this
corporation shall be at such place as
the Board of Directors shall fix, and
the corporation may have such other
offices and places of business, both
within and without the State of Maine
as the Board of Directors may from
time to time fix, or as the business
of the corporation may from time to
time require.

     Section 3.  Seal.  The seal of
this corporation shall be a triangle
in the shape of a mountain within two
circular discs.  Within said discs
shall be inscribed "Sugarloaf
Mountain Corporation".  At the base
of the triangle there shall appear a
bar inscribed "Maine 1955".
Notwithstanding the foregoing, the
Board of Directors may adopt a wafer
seal in any form in respect of any
particular document or instrument, in
which case such wafer seal affixed to
such document or instrument shall be
the corporation seal of this
corporation thereon for all purposes
provided by law.

     Section 4.  Section Headings.
The headings of Articles and Sections
in these bylaws are for convenience
only, and shall not be taken into
account in construing these bylaws.

ARTICLE II

Annual Meeting of Shareholders

     Section 1.  Place.  All meetings
of shareholders for the election of
Directors shall be held at the
corporation's corporate headquarters
situated at the base of Sugarloaf
Mountain in the Town of Carrabassett
Valley, unless the Board of Directors
shall fix some other place within the
State of Maine (or outside the State
of Maine if permitted by the Articles
of Incorporation) for such meetings.

     Section 2.  Date.  Annual
meetings of shareholders shall be
held on a Saturday in October of each
year to be determined by the
Directors annually, at such our as
may be fixed by the Chairman of the
Board, President or Board of
Directors at which the shareholders
shall elect a Board of Directors, and
transact such other business as may
be brought before the meeting.  If
for any reason such annual meeting is
not held on or before the last
Saturday in October, a substitute
annual meeting may be held at any
time following such date in lieu
thereof, and any business transacted
or elections held at such substitute
annual meeting shall be as valid as
if transacted or held at the annual
meeting.  Such substitute annual
meeting may be called in the same
manner and by the person or persons
prescribed for calling special
meetings of shareholders.

     Section 3.  Notice.  Unless
waived in the manner prescribed by
the Maine Business Corporation Act,
written notice of the annual meeting
or substitute annual meeting stating
the place, day and hour thereof,
shall be given in the manner
prescribed by the Maine Business
Corporation Act, including without
limitation Section 604 thereof.

ARTICLE III

Special Meetings of Shareholders

     Section 1.  Place and Date.
Special meetings of shareholders for
any purpose or purposes may be held
at such time and place, within the
State of Maine (or outside the State
of Maine if permitted by the Articles
of Incorporation), as shall be stated
in the notice of the meeting or in a
duly executed waiver of notice
thereof.

     Section 2.  Call.  Special
meetings of the shareholders, for any
purpose or purposes may be called by
the Chairman of the Board, Vice
Chairman of the Board, President,
Clerk or such other officer or
officers, Directors or shareholders
who by Section 603 of the Maine
Business Corporation Act are
empowered to call special meetings of
shareholders.

     Section 3.  Notice.  Unless
waived in the manner prescribed by
the Maine Business Corporation Act,
written notice of a special meeting
of shareholders, stating the place,
day and hour thereof, and the purpose
or purposes for which the meeting is
called, shall be delivered in the
manner prescribed by the Maine
Business Corporation Act, including
without limitation Sections 604, 805,
902 and 1003 thereof.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares of stock
issued and outstanding and entitled
to vote, represented in person or by
proxy, shall constitute a quorum at
all meetings of the shareholders for
the transaction of business except as
otherwise provided by the Maine
Business Corporation Act.  If,
however, such quorum shall not be
present or represented at any meeting
of the shareholders, the shareholders
present in person or represented by
proxy shall have power to adjourn the
meeting from time to time, without
notice (except as otherwise provided
by the Maine Business Corporation
Act) other than announcement at the
meeting, until a quorum shall be
present or represented.  At such
adjourned meeting at which a quorum
shall be present or represented any
business may be transacted which
might have been transacted at the
meeting as originally notified.

     Section 2.  Voting Rights.  Each
outstanding share of stock, having
voting power, shall be entitled to
one vote on each matter submitted to
a vote at a meeting of shareholders.
A shareholder may vote either in
person or by proxy executed in the
manner prescribed by the Maine
Business Corporation Act, including
without limitation Sections 613, 614
and 615 thereof.

     Section 3.  Action by Consent.
Any action required or permitted by
law to be taken at any annual or
special meeting of shareholders may
be taken without a meeting if written
consents, setting forth the action so
taken, are signed by the holders of
all outstanding shares entitled to
vote on such action and are filed
with the Clerk of the corporation as
part of the corporate records.  Such
written consents may contain
statements in the form of, and in any
case shall have the same effect as,
unanimous vote or votes of the
shareholders and may be stated as
such in any certificate or document
required or permitted to be filed
with the Secretary of the State of
Maine, and in any certificate or
document prepared or certified by any
officer of the corporation for any
purpose.

ARTICLE V

Directors

     Section 1.  Number,
Qualification and Term.  The number
of Directors shall be fixed by the
Board of Directors within the limits
an din the manner prescribed in the
Articles of Incorporation.  Directors
need not be residents of the State of
Maine nor shareholders of the
corporation.  The Directors shall be
elected at the annual meeting of the
shareholders, and such Director
elected shall serve until the next
succeeding annual meeting and until
his successor shall have been elected
and qualified.

     Section 2.  Vacancies,
Resignation and Removal. Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the Chairman of the Board, Vice
Chairman of the Board, President or
Clerk.  Directors may be removed from
office in the manner prescribed by
the Maine Business Corporation Act,
including without limitation Section
707 thereof.

     Section 3.  Powers.  The Board
of Directors shall manage and control
the business, property and affairs of
the corporation.  In the management
and control of the business, property
and affairs of the corporation, the
Board of Directors is hereby vested
with all of the powers and authority
of the corporation itself, so far as
not inconsistent with the Maine
Business Corporation Act or other
laws of the State of Maine, the
Articles of Incorporation or these
bylaws.

     Section 4.  Compensation.  The
Board of Directors, by the
affirmative vote of a majority of the
Directors then in office, and
irrespective of any personal interest
of any of its members, shall have
authority to establish reasonable
compensation of all Directors for
services to the corporation as
Directors, officers or otherwise.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors shall be held at
such time and place as shall be fixed
by the shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Directors may also convene at
such place and time as shall be fixed
by the consent in writing of all the
Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held upon such
notice, or without notice, and at
such time and place as shall from
time to time be fixed by the Board.
Unless otherwise specified by the
Board, no notice of such regular
meetings shall be necessary, except
as otherwise provided by the Maine
Business Corporation Act, including
without limitation Section 601
thereof.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board, Vice Chairman
of the Board, President, Clerk,
Secretary or any other person or
persons authorized by the Maine
Business Corporation Act to call such
meetings.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Unless notice of a special
meeting is waived in the manner
prescribed by the Maine Business
Corporation Act, notice of each
special meeting of the Board of
Directors shall be given by the
Clerk, Secretary or person or persons
calling the special meeting.  It
shall be sufficient notice to a
Director of a special meeting to send
notice by mail at least 48 hours, or
by telegram at least 24 hours, before
the meeting addressed to him at his
usual or last known business or
residence address, or to given notice
to him in person or by telephone at
least 24 hours before the meeting.
Neither the business to be transacted
at, nor the purpose of, any regular
or special meeting of the Board of
Directors need be specified in the
notice of the meeting, except as
otherwise required by the Maine
Business Corporation Act, including
without limitation Section 601
thereof.  The giving of notice of a
special meeting of the Board of
Directors by the person or persons
authorized to call the same shall
constitute the call thereof.

     Section 4.  Attendance as Waiver
of Notice.  Attendance of a Director
at any meeting shall constitute a
waiver of notice of such meeting,
except where a Director attends for
the express purpose, stated at the
commencement of the meeting, of
objecting to the transaction of any
business because the meeting is not
lawfully called, noticed or convened.

     Section 5.  Quorum and Vote
Required.  At any meeting of the
Directors, a majority of the
Directors then in office shall
constitute a quorum for the
transaction of business.  The
Directors present at a duly called or
held meeting at which a quorum was
once present may continue to do
business and take action at the
meeting notwithstanding the
withdrawal of enough Directors to
leave less than a quorum.  Any
meeting may be adjourned from time to
time by a majority of the votes cast
upon the question, whether or not a
quorum is present, and the meeting
may be held as adjourned without
further notice if the time and place
to which it is adjourned is fixed and
announced at such meeting.  The vote
of a majority of the Directors
present at a meeting at which a
quorum is present shall be the act of
the Board of Directors unless the
vote of a greater number is required
by these bylaws or the Maine Business
Corporation Act.

     Section 6.  Action by Consent.
Any action required or permitted to
be taken at a meeting of the
Directors, or of a committee of the
Directors, may be taken without a
meeting if all of the Directors, or
all of the members of the committee,
as the case may be, sign written
consents setting forth the action
taken or to be taken, at any time
before or after the intended
effective date of such action.  Such
consents shall be filed with the
minutes of Directors' meetings or
committee meetings, as the case may
be, and shall have, and may be stated
by any officer of the corporation to
have, the same effect as a unanimous
vote or resolution of the Board of
Directors at a legal meeting thereof.
Any such action taken by unanimous
written consents may, but need not
be, set forth in such consents in the
form of resolutions or votes.

     Section 7.  Telephone Meetings.
Members of the Board of Directors or
of any committee designated thereby
may participate in a meeting of the
Board or of such committee by means
of conference telephone or similar
communications equipment by  means of
which all persons participating in
the meeting can hear each other, and
participating in a meeting in such
manner by any member who does not
object at the beginning of such
meeting to the holding thereof in
such manner shall constitute presence
in person at such meeting.

ARTICLE VII

Executive Committee

     Section 1.  Executive Committee.
The Board of Directors by a
resolution adopted by a majority of
the full Board of Directors then in
office may designate from among its
members an executive committee
consisting of two or more Directors,
and may delegate to such executive
committee all the authority of the
Board of Directors in the management
of the corporation's business and
affairs, except as limited by the
Maine Business Corporation Act,
including without limitation Section
713 thereof or the resolution
establishing the executive committee
or any other resolution thereafter
adopted by the Board of Directors.
Vacancies in the membership of the
executive committee shall be filled
by resolution adopted by a majority
of the full Board of Directors then
in office.  The executive committee
shall keep regular minutes of its
proceedings and report the same to
the Board of Directors.  Members of
the executive committee may be
removed from office, with or without
cause, by resolution adopted by a
majority of the full Board of
Directors then in office.  So far as
practicable, the provisions of these
bylaws relating to the calling,
noticing and conduct of meetings of
the Board of Directors shall govern
the calling, noticing and conduct of
meetings of the executive committee.

ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
chosen by the Board of Directors and
shall be a Chairman of the Board, a
Vice Chairman of the Board, a
President, an Executive Vice
President, one or more other Vice
Presidents, a Clerk who shall be a
resident of Maine, a Secretary and a
Treasurer.  The Board of Directors
may also elect one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen.  The
Board of Directors at its initial
meeting after the incorporation of
the corporation and at each regular
meeting held after each annual
meeting of shareholders shall choose
such officers, of whom only the
Chairman of the Board and the Vice
Chairman of the Board need be members
of the Board; but the Clerk need not
be elected annually and shall hold
office until the corporation changes
its Clerk in the manner provided by
the Maine Business Corporation Act.

     Section 3.  Additional Officers.
The Board of Directors may appoint
such other officers and agents as it
shall deem necessary who shall hold
their offices for such duties as
shall be determined from time to time
by the Board of Directors.

     Section 4.  Compensation of
Officers.  The salaries of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  Vacancies, Term and
Removal.  The officers of the
corporation shall hold office until
their successors are chosen and
qualify.  Any officer elected or
appointed by the Board of Directors
may be removed at any time by the
Board of Directors, with or without
cause.  Any vacancy occurring in any
office of the corporation may be
filled by the Board of Directors.

     Section 6.  Chairman of the
Board.  The Chairman of the Board
shall preside at all meetings of the
shareholders and of the Board of
Directors.

     Section 7.  Vice Chairman of the
Board.  The Vice Chairman of the
Board shall, in the absence of or in
the case of the disability of the
Chairman of the Board, perform the
duties and exercise the powers of the
Chairman of the Board and shall
perform such other duties as the
Board of Directors may from time to
time prescribe.

     Section 8.  President.  The
President shall be the chief
executive officer of the corporation,
shall have the general and active
management of the business of the
corporation and shall see that all
orders and resolutions of the Board
of Directors are carried into effect.

     Section 9.  Executive Vice
President.  The Executive Vice
President shall, in the absence of or
in the case of the disability of the
President, perform the duties and
exercise the powers of the President
and shall perform such other duties
as the Board of Directors may from
time to time prescribe.

     Section 10.  Vice-President.
The Vice-President, if any, or if
there shall be more than one, the
Vice-Presidents in the order
determined by the Board of Directors,
shall, in the absence of or in the
case of the disability of the
Executive Vice President, perform the
duties and exercise the powers of the
Executive Vice President (and in the
absence of or in the case of the
disability of the Executive Vice
President and the President, perform
the duties and exercise the powers of
the President) and shall perform such
other duties and have such other
powers as the Board of Directors may
from time to time prescribe.

     Section 11.  Clerk.  The Clerk
shall keep, in a book kept for such
purpose, the records of all
shareholders' meetings, and shall
perform such duties and have such
powers as are prescribed by the Maine
Business Corporation Act, including
without limitation Subsection 11 of
Section 714 thereof.  The Clerk shall
have custody of the corporate seal
and may affix the same to documents
requiring it, and attest the same.
The Clerk may permit the President or
Secretary to keep a duplicate of the
corporate seal.

     Section 12.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose, and
shall give notice of special meetings
of the Board of Directors, and shall
perform like duties for the executive
committee.  The secretary shall
perform such other duties as may be
prescribed by the Board of Directors
or President, under whose supervision
he shall be.  He, or an Assistant
Secretary, shall have authority to
affix the corporate seal to any
instrument requiring it and when so
affixed, it may be attested by his
signature or by the signature of such
Assistant Secretary or by the Clerk.
The Board of Directors may give
general authority to any other
officer to affix the seal of the
corporation and to attest the same.
The Secretary shall have such other
powers and duties as are prescribed
by law or by the Board of Directors.
In case of the absence of or
disability of the Secretary, or if
the corporation shall have no
Secretary, all of the powers of the
Secretary may be exercised by the
Clerk.

     Section 13.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, perform the duties and
exercise the powers of the Secretary
and shall perform such other duties
and have such other powers as the
Board of Directors may from time to
time prescribe.

     Section 14.  Treasurer.  The
Treasurer shall have the custody of
the corporate funds and securities
and shall keep full and accurate
accounts of receipts and
disbursements in books belonging to
the corporation and shall deposit all
moneys and other valuable effects in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  He shall disburse the
funds of the corporation as may be
ordered by the Board of Directors,
taking proper vouchers for such
disbursements, and shall render to
the President and the Board of
Directors, at its regular meetings,
or when the Board of Directors so
requires, an account of all his
transactions as Treasurer and of the
financial condition of the
corporation.

     Section 15.  Assistant
Treasurers.  The Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in the absence of
or in case of the disability of the
Treasurer, perform the duties and
exercise the powers of the Treasurer
and shall perform such other duties
and have such other powers as the
Board of Directors may from time to
time prescribe.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board, Vice Chairman of the
Board, President, Executive Vice
President and Vice-President of this
corporation shall have authority to
vote shares of other corporations
standing in the name of this
corporation, and the President,
Secretary or Clerk is authorized to
execute in the name and on behalf of
this corporation proxies appointing
any one or more of the officers first
above named, in the order above
named, as the proxy agents.

ARTICLE X

Lost Certificates

     Section 1.  The Board of
Directors may direct a replacement or
duplicate certificate for shares of
this corporation to be issued in
place of any certificate theretofore
issued by the corporation alleged to
have been lost, destroyed or
mutilated.  When authorizing such
issue of a new certificate, the Board
of Directors, in its discretion and
as a condition precedent to the
issuance thereof, may prescribe such
terms and conditions as it deems
expedient, and may require such
indemnities as it deems adequate, to
protect the corporation and its
officers and agents from any claim
that may be made against it with
respect to any such certificate
alleged to have been lost, destroyed
or mutilated.  The powers and duties
of the Board prescribed in this
ARTICLE X may be delegated in whole
or in part to any registrar or
transfer agent.

ARTICLE XI

Transfers and Registration of Shares

Upon surrender to the corporation or
the transfer agent of the corporation
of a certificate representing shares
duly endorsed or accompanied by
proper evidence of succession,
assignment or authority to transfer,
a new certificate shall be issued to
the person entitled thereto, and the
old certificate cancelled and the
transaction recorded upon the books
of the corporation, provided that the
provisions of these bylaws, if any,
respecting restrictions on sales or
transfers of shares have been
complied with.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the
exclusive right of a person
registered on its books as the owner
of shares to receive dividends, and
to vote as such owner, and to hold
liable for calls and assessments a
person registered on its books as the
owner of shares, and shall not be
bound to recognize any equitable or
other claim to or interest in such
shares on the part of any other
person, whether or not it shall have
express or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Basic
Indemnification.  To the extent
permitted by law, the corporation
shall in all cases indemnify any
person who was or is a party or was
or is threatened to be made a party
to any threatened, pending or
completed action, suit or proceeding,
whether civil, criminal,
administrative or investigative,
formal or informal, by reason of the
fact that he is or was a director,
consulting director, officer or
employee of the corporation or of any
direct or indirect subsidiary of the
corporation or is or was serving at
the request of the corporation or of
any direct or indirect subsidiary of
the corporation, as a director,
consulting director, trustee,
partner, officer or employee of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
association or enterprise, against
expenses (including attorneys' fees),
judgments, fines, assessments, and
amounts paid in settlement, to the
extent actually and reasonably
incurred by him in connection with
such action, suit or proceeding, or
any appeal therein, and in connection
with any action, suit or proceeding,
or any appeal therein, to establish a
right of indemnification.  For
purposes of this Section, the
corporation shall be deemed to have
requested a person to serve an
employee benefit plan whenever the
performance by him of his duties to
the corporation also imposes duties
on, or otherwise involves services
by, him to the plan or participants
or beneficiaries of the plan; excise
taxes assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines"; and action taken or omitted
by him with respect to an employee
benefit plan in the performance of
his duties for a purpose reasonably
believed by him to be in the
interests of the participants and
beneficiaries of the plan shall be
deemed to be for a purpose which is
in the best interest of the
corporation.

     Section 2.  Other Provisions.
Expenses to the extent reasonably
incurred in connection with any
action, suit or proceeding shall be
paid by the corporation in advance of
the final disposition of such action,
suit or proceeding, upon receipt by
the corporation of an undertaking by
or on behalf of the person seeking
indemnification to repay such amount
in the event there shall be a final
adjudication that such person is not
entitled to be indemnified by the
corporation by reason of the fact
that the action or omission at issue
in the action, suit or proceeding was
taken or omitted other than in good
faith in the reasonable belief that
such action or omission was in the
best interests of the corporation,
and, with respect to any criminal
action or proceeding, that he
believed or had reasonable cause to
believe that his conduct was
unlawful.  When the Board of
Directors receives a request for
advances under this Section 2, or a
request for indemnification, it shall
ensure that prompt action is taken on
it.

     The foregoing rights of
indemnification shall not be deemed
exclusive of any other rights to
which any person seeking
indemnification may be entitled under
any agreement, vote of stockholders
or disinterested directors or
otherwise, and shall continue as to a
person who has ceased to be a
director, consulting director,
trustee, partner, officer of
employee, as the case may be, and
shall inure to the benefit of the
heirs, executors and administrators
of such a person.

     Section 3.  Insurance.  By
action of the Board of Directors,
notwithstanding any interest of the
directors in the action, the
corporation may purchase and maintain
insurance, in such amounts as the
Board of Directors may deem
appropriate, on behalf of any person
who is or was a director, consulting,
director, officer, employee or agent
of the corporation or of any direct
or indirect subsidiary of the
corporation, or is or was serving at
the request of the corporation or of
any direct or indirect subsidiary of
the corporation as a director,
consulting director, officer,
trustee, partner, employee or agent
of another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan or other
association or enterprise, against
any liability asserted against him
and incurred by him in any such
capacity, or arising out of his
status as such, whether or not the
corporation would have the power to
indemnify him against such liability
under applicable provisions of law.

     Section 4.  Amendment.  Any
Amendment, modification or repeal of
this Article XII shall not deny,
diminish or otherwise limit the
rights of any person to
indemnification or advances granted
hereunder with respect to any action,
suit or proceeding arising out of any
conduct, act or omission occurring or
allegedly occurring at any time prior
to the date of such amendment,
modification or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, executive committee or
shareholders shall otherwise
generally or in any specific instance
provide:  (a) any bill, note, check,
or negotiable instrument may be
executed or endorsed in the name and
on behalf of the corporation by the
President or Treasurer, acting
singly, and (b) any other instrument,
documents, deeds, bills of sale or
other writings of whatever nature
shall be executed in the name and on
behalf of the corporation by the
President or the Treasurer, acting
singly, and either officer may seal,
acknowledge and deliver the same.

ARTICLE XV

Amendments

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
bylaws, and to adopt new bylaws,
provided that the notice of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new bylaw, amendment or
bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.31
ARTICLES OF ASSOCIATION
OF THE
KILLINGTON RESTAURANTS, INC.

     We, the Subscribers, of full
age, hereby associate ourselves
together as a Corporation under the
laws of the State of Vermont to be
known by the name of Killington
Restaurants, Inc. for the purpose of:
to buy, sell, lease, rent, service
and otherwise deal in real estate and
personal property including but not
limited to the purchase and sale of
food and malt, vinous and spiritous
liquors as a licensee under the
Vermont Statutes and to operate
restaurants and hotels.

     To apply for, take out, acquire,
own, use and dispose of trademarks,
tradenames, copyrights and patents
necessary or convenient or desirable
for furthering any of the purposes
for which this corporation is formed
and to buy and sell licenses, rights
and royalties pertaining to the
products processes, inventions and
patents.

     To purchase, lease, construct,
invest in, take over or otherwise
acquire and hold, sell, improve,
pledge, mortgage, exchange, convey or
otherwise deal in and with and
dispose of property, real or
personal, of every kind or
description, necessary, advisable and
proper to carry on and promote the
purposes of the corporation, and in
connection therewith and to pledge or
mortgage the assets and the property
of said corporation to secure the
same, and otherwise to do and perform
and all acts, matters and things
incidental to or essential to the
business of said corporation.  The
enumeration of special powers
hereinbefore stated shall not be
construed to limit in any manner the
aforesaid.

     The capital stock shall consist
of: __shares of preferred stock of
the par value of __ dollars, 250
shares of common stock of the par
value of 100 dollars per share, __
shares of preferred stock having no
par value, __ shares of common stock
having no par value.

Dated at Rutland City in the County
of Rutland, this 27th day of October,
1965.

SUBSCRIBERS    POST OFFICE ADDRESS:

Exhibit 3.32
BYLAWS
OF
KILLINGTON RESTAURANTS, INC

1    OFFICES

      1.1 Principal Office. The
principal office of the Corporation
shall be located at such place as the
Board of Directors shall from time to
time fix. The Corporation may have
such other offices, either within or
without the State of Vermont, as the
Board of Directors may designate or
as the business of the Corporation
may require from time to time.

      1.2 Registered Office. The
registered office of the Corporation
required to be maintained in the
State of Vermont may be, but need not
be, identical with the principal
office in the State of Vermont, and
the address of the registered office
may be changed from time to time by
the Board of Directors.

2    SHAREHOLDERS

      2.1 Annual Meeting. The annual
meeting of the Shareholders shall be
held on the fourth Friday in the
month of January in each year, at the
hour of 10.00 A.M., or at such other
time and date as shall be fixed by
the Board of Directors, for the
purpose of electing Directors and for
the transaction of such other
business as may come before the
meeting. If the day fixed for the
annual meeting shall be a legal
holiday in the State of Vermont, such
meeting shall be held on the next
succeeding business day. If the
election of Directors shall not be
held on the day designated herein for
any annual meeting of the
Shareholders, or at any adjournment
thereof, the Board of Directors shall
cause the election to be held at a
special meeting of the Shareholders
as soon thereafter as conveniently
may be scheduled.

      2.2 Special Meetings. Special
meetings of the Shareholders, for any
purpose or purposes, unless otherwise
prescribed by statute, may be called
by the President or by the Board of
Directors, and shall be called by the
President at the request of the
holders of not less than 10% of all
outstanding shares of the Corporation
entitled to vote at the meeting.

      2.3 Place of Meeting. The Board
of Directors may designate any place,
either within or without the State of
Vermont as the place of meeting for
any annual meeting or for any special
meeting called by the Board of
Directors. If no designation is made
or if a special meeting be otherwise
called, the place of meeting shall be
the principal office of the
Corporation in the State of Vermont.

      2.4 Notice Of Meeting. Notice
of the annual meeting of Shareholders
shall be provided in accordance with
llA V.S.A.  7.05(a). In case of a
special meeting, written notice
stating the place, day and hour of
the meeting and the purpose or
purposes for which the meeting is
called, shall, unless otherwise
prescribed by statute, be delivered
not less than ten nor more than sixty
days before the date of the meeting,
either personally or by mail, by or
at the direction of the President, or
the Secretary, or the officer or
other persons calling the meeting, to
each Shareholder of record entitled
to vote at such meeting. If mailed,
such notice shall be deemed to be
delivered when deposited in the
United States mail, addressed to the
Shareholder at his address as it
appears on the stock transfer books
of the Corporation, with postage
thereon prepaid.

      2.5    Voting of Shares.
Subject to the provisions of Section
2.11 of this Article II, outstanding
shares of the Corporation entitled to
vote shall be entitled to one vote
for each share upon each matter
submitted to a vote at a meeting of
Shareholders. Nothing herein shall be
construed to prevent the
establishment and use of voting
trusts, and/or the use of proxies for
the voting of shares.

      2.6    Proxies. Every person
entitled to vote shall have the right
to do so either in person or by a
proxy executed in writing by the
Shareholder or by his duly authorized
attorney in fact. Such proxy shall be
filed with the Secretary of the
corporation before or at the time of
the meeting. No proxy shall be valid
after eleven months from the date of
its execution, unless otherwise
provided in the proxy.

      2.7    Multiple Owners of
Shares.

      2.7.1  For purposes of these
Bylaws, the term "Shareholder" shall
mean the record owner or owners of
one or more Shares of stock of the
Corporation as of close of the
Corporation's accounting year or, in
the event of a vote of the shares,
the date of the meeting at which the
vote is taken.

      2.7.2  If one or more shares
are held in the name of tenants by
the entireties, joint tenants with
right of survivorship, tenants in
common, partnership, trust or other
entity or combination of entities
(collectively, the Ownership Entity),
such Ownership Entity shall be a
single "Shareholder" for purposes of
these Bylaws, including, without
limitation, the required number of
directors of the Corporation and/or
voting on any matters requiring a
vote of the Shareholders.

      2.7.3  At any meeting at which
shares owned by an Ownership Entity
are voted, the Secretary may, in the
absence of any written notice to the
contrary, rely upon the apparent
authority of the person voting the
shares of the Ownership Entity, or
the Secretary may, at his or her
discretion, require evidence of the
authority of the person voting the
shares of the Ownership Entity
including, without limitation, such
evidence of authority as is provided
for in Section 2.8 of these Bylaws.

2.8    Voting Of Shares By Certain
Holders.

      2.8.1  Shares held jointly in
the name of a husband and wife are
treated as owned by one Shareholder
and may be voted by either spouse.

      2.8.2  Shares held by an
administrator, executor, guardian or
conservator may be voted by him,
either in person or by proxy, without
a transfer of such shares into his
name. Shares standing in the name of
a trustee may be voted by him, either
in person or by proxy, but no trustee
shall be entitled to vote shares held
by him without a transfer of such
shares into his name.

     2.8.3  Shares outstanding in the
name of a receiver may be voted by
such receiver, and shares held by or
under the control of a receiver may
be voted by such receiver without the
transfer thereof into his name if
authority to do so be contained in
the appropriate order of the Court by
which such receiver was appointed.

     2.8.4  A Shareholder whose
shares are pledged shall be entitled
to vote such shares until the shares
have been transferred into the name
of the pledgee, and thereafter the
pledgee shall be entitled to vote the
shares so transferred.

     2.8.5  Treasury shares of its
own stock held by the Corporation
shall not be voted at any meeting or
counted in determining the total
number of outstanding shares at any
given time for purposes of any
meeting.

     2.9    Unanimous Consent By
Shareholders. Any action required or
permitted to be taken at a meeting of
the Shareholders may be taken without
a meeting if a consent in writing,
setting forth the action so taken,
shall be signed by all of the
Shareholders entitled to vote with
respect to the subject matter
thereof.

     2.10   Cumulative Voting. At
each election for Directors, every
Shareholder entitled to vote at such
election shall have the right to
vote, in person or by proxy, the
number of shares owned by him for as
many persons as there are Directors
to be elected and for those whose
election he has a right to vote, or
to cumulate his or her or her votes
by giving one candidate as many votes
as the number of such Directors
multiplied by the number of his or
her shares shall equal, or by
distributing such votes on the same
principal among any number of such
candidates.

     2.11   Restriction on Transfer
of Shares. Each Stock certificate
shall bear the following legend
legibly and conspicuously on its
face.

     "The transfer of this stock is
     subject to the terms and
     conditions of the Bylaws of the
     Corporation."

3    BOARD OF DIRECTORS

     3.1    General Powers. The
business and affairs of the
Corporation shall be managed by its
Board of Directors, which may
exercise all powers of the
Corporation and do all lawful acts
and things as are not by statute or
by the Articles of Incorporation or
by the Bylaws directed or required to
be exercised or done by the
shareholders.

     3.2    Number. Tenure And
Qualifications. The number of
Directors of the Corporation shall be
the same as the number of
Shareholders (Shares held jointly in
the name of multiple owners shall be
deemed to be held by a single
Shareholder for purposes of this
paragraph). The Shareholders may, by
vote of a majority of the Shares
issued and outstanding as of the date
of such a vote at a meeting called
for such purpose, increase the number
of directors to not more than five
directors. Each Director shall hold
office until the next annual meeting
of Shareholders or until his or her
successor shall have been elected and
qualified. Directors need not be
residents of the State of Vermont or
Shareholders of the Corporation. Each
Shareholder (or the estate of a
deceased Shareholder) shall have the
right to designate, in writing, a
candidate for Director; in instances
where Shares of Stock are held in the
name of two or more persons, the
persons holding the Shares of Stock
shall have the right to, by written
notice to the Secretary, designate a
Director candidate. In the event no
such candidate is designated prior to
a meeting at which Directors are to
be elected, a majority of the
Shareholders shall designate the
candidate.

      3.3 Regular Meetings. A regular
meeting of the Board of Directors
shall be held without other notice
than this Bylaw immediately after,
and at the same place as, the annual
meeting of Shareholders. The Board of
Directors may provide, by resolution,
the time and place, either within or
without the State of Vermont, for the
holding of additional regular
meetings without other notice than
such resolution.

      3.4 Special Meetings. Special
meetings of the Board of Directors
may be called by or at the request of
the President or any two Directors.
The person or persons authorized to
call special meetings of the Board of
Directors may fix any reasonably
convenient place, either within or
without the State of Vermont, as the
place for holding any special meeting
of the Board of Directors called by
them.

      3.5 Notice. Notice of any
special meeting shall be given at
least five days previously thereto by
written notice delivered personally
or mailed to each Director at his or
her business address, or by telegram.
If mailed, such notice shall be
deemed to be delivered when deposited
in the United States mail, so
addressed, with postage thereon
prepaid. If notice be given by
telegram, such notice shall be deemed
to be delivered when the telegram is
delivered to the telegram company.
Any Director may waive notice of any
meeting. The attendance of a Director
at a meeting shall constitute a
waiver of notice of such meeting,
except where a Director attends a
meeting for the express purpose of
objecting to the transaction of any
business because the meeting is not
lawfully called or convened. Neither
the business to be transacted at, nor
the purpose of, any regular or
special meeting of the Board of
Directors need be specified in the
notice or waiver of notice of such
meeting.

      3.6 Quorum. A majority of the
number of Directors designated in
accordance with Paragraph 3.2 above
shall constitute a quorum for the
transaction of business at any
meeting of the Board of Directors,
but if less than such majority is
present at a meeting, a majority of
the Directors present may adjourn the
meeting from time to time without
further notice.

      3.7 Manner of Acting. The act
of the majority of the Directors
present at a meeting at which a
quorum is present shall be the act of
the Board of Directors unless a
greater vote is required by statute,
the Articles of Incorporation, or
these Bylaws.

      3 . 8 Action Without A Meeting.
Any action required or permitted to
be taken by the Board of Directors at
a meeting may be taken without a
meeting if a consent in writing,
setting forth the action so taken,
shall be signed by all of the
Directors and filed with the minutes
of the meetings of the Board of
Directors.

      3.9    Vacancies. Any vacancy
occurring in the Board of Directors
may be filled by the affirmative vote
of a majority of the remaining
Directors though less than a quorum
of the Board of Directors, provided
that the provisions of Section 3.2
above shall apply to the selection of
candidates to fill any vacancies on
the Board of Directors. A Director
elected to fill a vacancy shall be
elected for the unexpired term of his
or her predecessor in office. Any
Directorship to be filled by reason
of an increase in the number of
Directors may be filled by election
by the Board of Directors for a term
of office continuing only until the
next election of Directors by the
Shareholders.

      3.10   Compensation. By
resolution of the Board of Directors,
each Director may be paid his or her
expenses, if any, of attendance at
each meeting of the Board of
Directors, and may be paid a stated
salary as Director or fixed sum for
attendance at each meeting of the
Board of Directors or both. No such
payment shall preclude any Director
from serving the Corporation in any
other capacity and receiving
compensation therefore.

      3.11   Presumption of Assent. A
Director of the Corporation who is
present at a meeting of the Board of
Directors at which action on any
corporate matter is taken shall be
presumed to have assented to the
action taken unless his or her
dissent or recusal shall be entered
into the minutes of the meeting or
unless he shall file his or her
written dissent or recusal to such
action with the person acting as the
Secretary of the meeting before the
adjournment thereof or shall forward
such dissent or recusal by registered
mail to the Secretary of the
Corporation immediately after the
adjournment of the meeting. Such
right to dissent shall not apply to a
Director who voted in favor of such
action.

      3.12   Removal of Directors.
The shareholders may remove one or
more directors with or without cause
in accordance with llA V.S.A.
8.08(a).

      3.13   Committees. The Board of
Directors may create one or more
committees and appoint members of the
Board of Directors to serve on them
pursuant to llA V.S.A.  8.25(a). Each
committee must have two or more
members, who serve at the pleasure of
the Board of Directors.

4    OFFICERS

      4.1 Officers. The officers of
the Corporation shall be a President
and Secretary, and may include one or
more Vice Presidents and a Treasurer,
each of whom shall be elected by the
Board of Directors. Such other
officers and assistant officers as
may be deemed necessary may be
elected or appointed by the Board of
Directors. Any two or more offices
may be held by the same person,
except the offices of President and
Secretary.

      4.2 Election And Term Of
Office. - The officers of the
Corporation shall be elected annually
at the first meeting of the Board of
Directors held after each annual
meeting of the Shareholders. If the
election of officers shall not be
held at such meeting, such election
shall be held as soon thereafter as
conveniently may be. Each officer
shall hold office until his or her
successor shall have been duly
elected and shall have qualified or
until his or her death or until he
shall resign or shall have been
removed in the manner hereinafter
provided.

     4.3 Removal. All officers and
agents serve at the pleasure of the
Board of Directors and may be removed
at any time by the Board of
Directors, with or without cause,
pursuant to 1 l A V. S. A.8.43(b).
Such removal from office, however
effected, shall be without prejudice
to the contract rights, if any, of
the person so removed. In accordance
with llA V.S.A. 8.44(a), election or
appointment of an officer or agent
shall not of itself create contract
rights.

     4.4 Vacancies. A vacancy in any
office because of death, resignation,
removal, disqualification or
otherwise may be filled by the Board
of Directors for the unexpired
portion of the term.

     4.5 Approval of Major Decisions.
Any decision or vote of the Directors
notwithstanding, no decisions of the
Directors on any of the following
matters shall be final and binding
upon the Corporation except upon
prior written approval by the Chief
Executive Officer of the Corporation.

      4.5.1 Issuance, sale, purchase
or acquisition of any capital stock,
bonds, debentures or warrants of the
Corporation, or the approval of
additional authorized shares or
classes of stock of the Corporation.

      4.5.2 Approval of, or material
deviation from, the annual budget for
the Corporation.

      4.5.3 Sale, pledge or mortgage
of all or substantially all of the
assets of the Corporation.

      4.5.4 Acquisition by the
Corporation of any real or personal
property (by purchase, lease or
otherwise) of a value equal to or
greater than $50,000.00 in any single
transaction or series of related
transactions.

      4.5.5 Borrowing or assumption
of indebtedness by the Corporation in
an amount greater than $10,000.00 in
any single transaction or series of
related transactions.

      4.5.6 Employment of any person
for a period of more than one year.

      4.5.7 Settlement or compromise
of any claim by or against the
Corporation that materially affects
or impairs the operation of the
Corporation or is in the aggregate
amount equal to or greater than
$25,000.00 arising out of any single
transaction or any series of related
transactions unless such settlement
is entirely funded from the proceeds
of insurance.

      No Major Decision shall be
binding upon the Corporation unless
approved, in advance, by the Chief
Executive Officer and evidenced by a
certificate of the Secretary setting
forth the approval of the Major
Decision which certificate shall be
affirmed by the Chief Executive
Officer.

     4.6 Chief Executive Officer. The
Chief Executive Officer of the
Corporation shall be solely
responsible for approving and shall,
pursuant to these Bylaws have the
authority to approve, all Major
Decisions of the Corporation, as
provided in Paragraph 4.5 above, and
shall supervise and control all of
the business and affairs of the
Corporation with respect to such
Major Decisions. The Chief Executive
Officer shall preside at all meetings
of the Directors and Shareholders of
the Corporation.

     4.7 President. The President
shall be the chief operating officer
of the Corporation and shall, in
general, supervise and control the
business and affairs of the
Corporation, except those business
affairs reserved in these Bylaws to
the Chief Executive Officer, or
delegated by the Directors or these
Bylaws to another officer of or agent
for the Corporation. The President
shall sign, with the Secretary,
certificates for shares of the
Corporation, and shall, except as
otherwise provided in these Bylaws or
in the resolutions of the Directors,
or as may be required by law to be
otherwise signed or executed, be the
duly authorized agent of the
Corporation to execute, in the name
of the Corporation, any deeds,
mortgages, bonds, contracts, or other
instruments that the Board of
Directors has authorized to be
executed; and in general shall
perform all duties incident to the
office of President and such other
duties as may be prescribed by the
Board of Directors from time to time.

     4.8 The Vice-President. In the
absence of the President or in the
event of his or her or her death,
inability or refusal to act, the
Vice-President (or in the event there
be more than one Vice-President, the
Vice-Presidents in the order
designated at the time of their
election; or in the absence of any
designation, then in the order of
their election) shall perform the
duties of the President, and when so
acting shall have all the powers of
and be subject to all the
restrictions upon the President. Any
Vice-President may sign, with the
Secretary or an Assistant Secretary,
certificates for shares of the
Corporation; and shall perform such
other duties as from time to time may
be assigned to him by the President
or by the Board of Directors.

     4.9 The Secretarv. The Secretary
shall. (a) keep the minutes of the
proceedings of the Shareholders and
of the Board of Directors in one or
more books provided for that purpose;
(b) see that all notices are duly
given in accordance with the
provisions of these Bylaws or as
required by law; (c) be custodian of
the corporate records and of the seal
of the Corporation and see that the
seal of the Corporation is affixed to
all documents in the execution of
which, on behalf of the Corporation,
under its seal is duly authorized;
(d) keep a register of the post
office address of each Shareholder
and Director that shall be furnished
to the Secretary by such Shareholder
or Director; (e) sign with the
President, or a Vice-President,
certificates for shares of the
Corporation, the issuance of which
shall have been authorized by
resolution of the Board of Directors;
(fl have general charge of the stock
transfer books of the Corporation and
(g) in general perform all duties
incident to the office of Secretary
and such other duties as from time to
time may be assigned to him or her by
the President or by the Board of
Directors.

     4.10 The Treasurer. The
Treasurer shall. (a) have charge and
custody of and be responsible for all
funds and securities of the
Corporation; (b) receive and give
receipts for monies due and payable
to the Corporation from any source
whatsoever, and deposit all such
monies in the name of the Corporation
in such banks, trust companies or
other depositories as shall be
selected in accordance with the
provisions of Article V of these
Bylaws; and (c) in general perform
all of the duties incident to the
office of Treasurer and such other
duties as from time to time may be
assigned to him by the President or
by the Board of Directors. If
required by the Board of Directors,
the Treasurer shall give a bond for
the faithful discharge of his or her
duties in such sum and with such
sureties as the Board of Directors
shall determine.

     4.11 Assistant Secretaries And
Assistant Treasurers. The Assistant
Secretaries, when authorized by the
Board of Directors may sign with the
President or a Vice-President
certificates for shares of the
Corporation, the issuance of which
shall have been authorized by a
resolution of the Board of Directors.
The Assistant Treasurers shall
respectively, if required by the
Board of Directors, give bonds for
the faithful discharge of their
duties in such sums and with such
sureties as the Board of Directors
shall determine. The Assistant
Secretaries and Assistant Treasurers,
in general, shall perform such duties
as shall be assigned by them by the
Secretary or Treasurer, respectively,
or by the President or the Board of
Directors.

     4.12 Salaries. The salaries of
the officers shall, at the discretion
of the Directors, be fixed from time
to time by the Board of Directors and
no officer shall be prevented from
receiving such salary by reason of
the fact that he is also a Director
of the Corporation. Unless and until
a salary or other compensation is
established by resolution of the
Directors, no officer shall be
entitled to receive a salary or other
compensation from the Corporation.

     4.13 At-will Employment. Unless
otherwise agreed in writing by the
Directors and ratified by the
Shareholders in accordance with
Paragraph 2.11 of these Bylaws, every
officer and employee of the
corporation shall be an "at-will"
employee, and their employment shall
be subject to termination by a
majority vote of the Directors. No
officer or employee of the
Corporation shall be entitled to such
employment by virtue of their
ownership of any Stock in the
Corporation.

5    CONTRACTS. LOANS CHECKS AND
DEPOSITS

     5.1 Contracts. The Board of
Directors may authorize any officer
or officers, agent or agents, to
enter into any contract or execute
and deliver any instrument in the
name of and on behalf of the
Corporation, and such authority may
be general or confined to specific
loans.

     5.2 Loans. No loans shall be
contracted on behalf of the
Corporation and no evidences of
indebtedness shall be issued in its
name unless authorized by these
Bylaws or by a resolution of the
Board of Directors. Such authority
may be general or confined to
specific instances.

     5.3 Checks Drafts! Etc. All
checks, drafts or other orders for
the payment of money, notes or other
evidences of indebtedness issued in
the name of the Corporation, shall be
signed by such officer or officers,
agent or agents, of the Corporation
and in such manner as shall from time
to time be determined by resolution
of the Board of Directors.

     5.4 Deposits. All funds of the
Corporation not otherwise employed
shall be deposited from time to time
to the credit of the Corporation in
such banks, trust companies or other
depositories as the Board of
Directors may select.

6    CERTIFICATES FOR SHARES AND
THEIR TRANSFER

      6.1 Certificates For Shares.
Each shareholder, upon payment in
full for his or her shares, shall be
entitled to a certificate certifying
the number of shares owned by him or
her in the Corporation. Certificates
representing shares of the
Corporation shall be in such form as
shall be determined by the Board of
Directors. Such certificates shall be
signed by the President or a
Vice-President and by the Secretary
or an Assistant Secretary and sealed
with the corporate seal or a
facsimile thereof. The signatures of
such officers upon a certificate may
be facsimiles if the certificate is
manually signed on behalf of a
transfer agent or a registrar, other
than the Corporation itself or one of
its employees. Each certificate for
shares shall be consecutively
numbered or otherwise identified. The
name and address of the person to
whom the shares represented thereby
are issued, with the number of shares
and date of issue, shall be entered
on the stock transfer books of the
Corporation.

      6.2 Cancellation of
Certificates. All certificates
surrendered to the Corporation for
transfer shall be canceled and no new
certificate shall be issued until the
former certificate for a like number
of shares shall have been surrendered
and canceled, except that in case of
a lost, destroyed or mutilated
certificate a new one may be issued
therefore upon such terms and
indemnity to the Corporation as the
Board of Directors may prescribe.

      6.3 Transfer Of Shares.
Transfer of shares of the Corporation
shall be made on the stock transfer
books of the Corporation by the
holder of record thereof or by his or
her legal representative, who shall
furnish proper evidence of authority
to transfer, or by his or her
attorney thereunto authorized by
power of attorney duly executed and
filed with the Secretary of the
Corporation, and on surrender for
cancellation of the certificate for
such shares. The person in whose name
shares stand on the books of the
Corporation shall be deemed by the
Corporation to be the owner thereof
for all purposes and the Corporation
shall not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person, whether or not
it shall have express or other notice
thereof, except as otherwise provided
by law; provided that whenever any
transfer of shares is made for
collateral security and not
absolutely, such fact shall be so
expressed in the entry of transfer if
so requested by a written notice to
the Secretary which has been executed
by both the transferor and the
transferee.

7    RESTRICTION ON TRANSFER. Any
contrary provision of these Bylaws
notwithstanding, no Shareholder may
sell, assign, pledge or otherwise
transfer or encumber such Shares
except as follows.

     7.1 Transfer. No Shareholder
shall sell, transfer, assign,
syndicate, pledge or otherwise
dispose of or encumber (voluntarily,
involuntarily, by operation of law or
otherwise) his or her or her shares,
except as expressly provided herein.
No action in contravention of this
Article shall be effective to
transfer or reassign the Shares of a
Shareholder.

     7.2    Cross Purchase Agreement.
A Shareholder may, at any time, elect
to sell his or her or her Shares, or
purchase the Shares of other
Shareholders upon the following terms
and conditions.

     7.2.1  It is the purpose of this
section of the Bylaws to set forth
the procedure whereby the Shares of
the Corporation may be purchased
and/or sold among the Shareholders.

      7.2.1.1  For purposes of this
Section, the term "Notifying
Shareholder" shall mean the
Shareholder who initiates the process
of the acquisition or sale of Shares
by giving notice, as hereinafter set
forth.

      7.2.1.2 The term "Receiving
Shareholder(s)" shall mean the
Shareholder or Shareholders from whom
the Notifying Shareholder desires to
acquire Shares of the Corporation.

      7.2.1.3 The term "Remaining
Shareholder(s)" shall mean the
Shareholder or Shareholders of record
of the Corporation, including the
Receiving Shareholder but excluding
the Notifying Shareholder.

      7.2.1.4 The term "Notice of
Intent to Purchase" shall mean the
written notice sent by the Notifying
Shareholder to the Remaining
Shareholder(s), including the
Receiving Shareholder(s), notifying
them of the intent of the Notifying
Shareholder to purchase the interest
of the Receiving Shareholder(s).

      7.2.2  Purchase or Sale of All
Shares. In order to exercise the
right to purchase set forth in this
Section, unless otherwise agreed
between and among the Shareholders,
the right to purchase and the
obligation to sell Shares to the
Corporation under this Section may be
exercised only as to all of the
Shares of the Notifying and Receiving
Shareholders. In other words, if the
Notifying Shareholder owns 80% of the
stock of the Corporation and the
Receiving Shareholder owns 20 % of
the stock of the Corporation, the
Notice to Purchase shall reflect the
per-share price for all of the Shares
owned by the Receiving Shareholder.
If the Receiving Shareholder elects
to purchase the Shares of the
Notifying Shareholder, the Receiving
Shareholder shall purchase all of the
Shares of the Notifying Shareholder
for the per-share price set forth in
the Notice.

      7.2.3  Notice of Intent to
Purchase. The Notifying Shareholder
electing to purchase the Shares of a
Receiving Shareholder(s) shall send
Notice of Intent to Purchase to all
of the Remaining Shareholders,
setting forth the price and terms
upon which the Shares of the
Receiving Shareholder(s) are proposed
to be purchased.

      7.2.4  Response to Notice. The
Remaining Shareholders, or any of
them, shall have a period of sixty
(60) days from date of receipt of
such notice to elect to purchase the
Shares of the Notifying Shareholder
upon the same terms and conditions,
and at the same price contained in
the Notice of Intent to Purchase. If
the Remaining Shareholders, or any of
them, so elect, they shall give
written notice of such election to
the Notifying Shareholder, and shall
have the greater of thirty (30) days
following the date of such notice or
the closing date established by the
Notifying Shareholder to tender the
Notifying Shareholder the purchase
price, or other consideration set
forth in the Notice of Intent to
Purchase; the Remaining Shareholders
who elect to purchase, may, at their
option, finance the purchase with a
note to the Notifying Shareholder,
payable, with interest, at the New
York prime rate, with payments of
interest only quarterly and a final
payment of principal and interest one
year following the date of closing
secured by a pledge of the Notifying
Shareholder's stock. Unless otherwise
expressly provided herein, each of
the Remaining Shareholders shall have
the right to purchase, pro-rata, the
Shares of the Notifying Shareholders,
the purchase based upon the number of
Shares owned by each Remaining
Shareholder who elects to purchase
the Shares of the Notifying
Shareholder, as of the date of
notice.

      7.2.5  Failure of Remaining
Shareholders to Purchase. If the
Remaining Shareholders fail or are
unable to purchase the Shares of the
Notifying Shareholder as aforesaid,
the Notifying Shareholder shall have
a period of thirty (30) days
following the date of expiration of
the aforesaid election period (or
written notice from the Remaining
Shareholders that none of them
intends to purchase, whichever occurs
sooner), to tender to the Receiving
Shareholder(s) the consideration set
forth in the Notice of Intent to Pur
chase.

      7.2.6  Tender of Purchase
Price. The Shareholder or
Shareholders from whom the Shares are
to be purchased in accordance with
the foregoing provisions shall, upon
tender of the consideration set forth
in the Notice of Intent to Purchase,
endorse, execute and deliver to the
purchasing Shareholder or
Shareholders all stock certificates
and/or documents reasonably required
to transfer the Shares of the selling
Shareholder to the purchasing
Shareholder or Shareholders, and also
shall submit written resignations as
an officer and/or director of the
Corporation and a general release of
the Corporation from all obligations
to the selling Shareholder, except
those obligations, if any contained
in the consideration for the purchase
of the Shares.

      7.2.7  Failure by Notifying
Shareholder to Purchase. In the
event, after delivering a Notice of
Intent to Purchase to the Receiving
Shareholder, the Notifying
Shareholder shall fail or be unable
to purchase the Shares of the
Receiving Shareholder, the Notifying
Shareholder shall reimburse the
Receiving Shareholder for any and all
costs or expenses, including
attorney's fees, incurred by the
Receiving Shareholder in connection
with any efforts by the Receiving
Shareholders to arrange to purchase
the Shares of the Notifying
Shareholder.

      7.2.8  Satisfaction of
Pledges/Guarantees. As a condition
precedent to any sale or purchase of
any Stock pursuant to the provisions
of this Section 7.2, the purchasing
an/or Remaining Shareholders shall
cause the selling Shareholder to be
released from all guarantees and/or
other obligations undertaken by the
selling Shareholder on behalf of the
Corporation, and shall cause all
collateral pledged by such selling
Shareholder on account of such
obligations to be released. All
pledges shall be subject to this
Paragraph 7.2.8.  A pledge shall be
released provided that the pledge
shall be applied to the proceeds of
the sale of the Shares. A release
shall be delivered by the purchasing
and/or Remaining Shareholders not
later than the date upon which the
selling Shareholder is obligated to
sell and transfer his or her Shares
to the purchasing and/or Remaining
Shareholders. In the event the
purchasing and/or Remaining
Shareholders fail or are unable to
cause the release of the selling
Shareholder from such guarantees,
liabilities and/or pledge of
collateral, all acts undertaken by
the purchasing and/or Remaining
Shareholders in connection with this
Subsection 7.2.8 shall be null and
void.

     7.3    Right of First Refusal.
In the event a Shareholder enters
into a bona fide, arms' length
agreement to sell his or her or her
Shares in the Corporation to any
third party, such Shareholder (the
Notifying Shareholder) shall give
Notice of Intent to Sell to the
Corporation and the Remaining
Shareholders, in writing, of the
terms and conditions under which the
sale to such third party is to occur;
such Notice shall include a copy of
the Contract of Sale between the
Notifying Shareholder and the third
party, and shall certify that the
sale is a bona fide, arm's length
transaction between the Notifying
Shareholder and such third party.

     7.3.1  Right to Purchase. The
Corporation and/or the Remaining
Shareholders shall have the right to
purchase the Shares of the Notifying
Shareholder in accordance with the
terms of the Notice and the Contract
of Sale, giving written notice of
such election to the Notifying
Shareholder not later than thirty
(30) days following receipt of the
Notice.

      7.3.1.1  If the Corporation
and/or the Remaining Shareholders
elect to purchase the interest of the
Notifying Shareholder, in accordance
with the terms and conditions,
including the time for performance,
as set forth in the Notice,
acquisition of the Shares shall be in
accordance with such terms and
conditions.

      7.3.1.2 If the Corporation or
the Remaining Shareholders give
notice of intent to purchase from the
Notifying Shareholders and,
notwithstanding such notice, fail to
perform in accordance with the terms
of the Notice, the Notifying
Shareholder shall be entitled to
recover from the Remaining
Shareholder an amount equivalent to
the contract damages, if any, to
which the Notifying Shareholder would
be entitled in an action for breach
of the Contract Sale.

      7.3.2  Failure to Purchase. In
the event the Corporation and/or the
Remaining Shareholders fail to give
Notice of intent to purchase, as
aforesaid, the Notifying Shareholder
may forthwith sell and convey his or
her Shares to such third party upon
the terms and conditions set forth in
the third party contract; the
Corporation and the Remaining
Shareholders shall execute any and
all documents reasonably required to
facilitate the sale. In the event of
any material change in the terms and
conditions or such third party
contract prior to the sale and
conveyance, the right of first
refusal of the Corporation and the
Remaining Shareholders shall apply to
the revised contract.

      7.3.3  Default of Agreement. If
the Receiving Shareholder gives
Notice of Intent to purchase and,
notwithstanding such notice, fails to
perform in accordance with the terms
of the Notice, the Notifying
Shareholder shall be entitled to
recover from the Receiving
Shareholder an amount equivalent to
the contract damages, if any, to
which the Notifying Shareholder would
be entitled in an action for breach
of the Contract Sale.

     7.3.4  Subsequent Sales. The
foregoing right of first refusal
shall apply to any initial sale or
any subsequent resale of Shares by
any Shareholder.

     7.3.s  Right to Purchase:
Priorities. Where, as specified in
this subsection, the right to
purchase shares is granted to the
"Corporation and/or the
Shareholders", such right to purchase
shall be exercised in the following
order of priority.

(a) First, if the Corporation gives
notice of its election to purchase,
the Corporation may, except as
provided in Subparagraph 7.3.6 below,
purchase any or all of the shares;

(b) Second, if all of the Remaining
Shareholders give notice of their
election to purchase, all of the
Shareholders may purchase such shares
not purchased by the Corporation pro
rata, based upon the numbers of
shares held prior to the purchase;

(c) Third, any remaining unpurchased
shares may be purchased by any of the
Shareholders desiring to purchase
such shares, pro rata, based upon the
numbers of shares held by the
Shareholders desiring to purchase.

      7.3.6  Obligation to Purchase
All Shares. In the event the
Corporation and/or the Remaining
Shareholders elect to exercise their
right to purchase the shares of the
Notifying Shareholder, they must,
unless otherwise agreed by the
Notifying shareholder, purchase all
of the shares offered for sale by the
Notifying Shareholder. In the event
the Corporation and/or the Remaining
Shareholders fail or are unable to
purchase all of such shares, they
shall be deemed to have waived their
right of first refusal with respect
to such sale of shares.

     7.4    Death or Incapacity. In
the event of the death or the
incapacity of a Shareholder so that
such Shareholder is unable to
participate in the management of the
Corporation, his or her or her Shares
shall vest in his or her or her
Guardian or legal representatives, as
the case may be, in which event his
or her or her Shares shall, except as
hereinafter provided, continue to be
subject to purchase by the Remaining
Shareholders at a value established
in accordance with Paragraph 7.6 of
these Bylaws. In the event of the
death of a Shareholder, whose Share
are not acquired by the Corporation
and/or any or all of the Remaining
Shareholders, the Corporation may
purchase said Shares on the same
terms and conditions. If the proceeds
of insurance, as from time to time
may be maintained by the Corporation
to purchase the stock of a deceased
Shareholder, are insufficient to pay
the purchase price of the Shares of
the deceased Shareholder, or if such
deceased Shareholder was uninsurable
for all or part of the value of his
or her share, any amounts owed to the
estate of the deceased Shareholder by
the Corporation may be paid to such
estate in quarterly installments over
a term of three (3) years from the
date the value of such deceased
Shareholder is established, with
interest accruing from the date of
valuation on such amount at the New
York prime rate of interest, as
published in the Wall Street Journal
Money Rates, in effect as of the date
of death of such Shareholder.

      7.5    Bankruptcy of a
Shareholder. In the event bankruptcy
shall have occurred as to a
Shareholder, the Corporation may, at
its sole election, purchase the
Shares of such Shareholder in
quarterly installments over a term of
three (3) years from the date the
value of the Shares in such
bankruptcy is established, with
interest from the date of valuation
on such amount at the New York prime
rate of interest, as published in the
Wall Street Journal money rates, in
effect as of the date of bankruptcy
of such Shareholder, unless within
sixty (60) days from the date of
valuation, the trustee in bankruptcy
or receiver elects to purchase the
Shares of the Remaining Shareholders,
or sell the Shares of the bankrupt
Shareholder to a third party in
accordance with the foregoing terms.

     7.6  Valuation in the Event of
Death/Incapacity/Bankruptcy. For
purposes of valuation under
Paragraphs 7.4 and 7.5 above, the
value of the Shares to be acquired by
Corporation and/or the Purchasing
Shareholder or Shareholders shall be
as agreed upon between the parties,
provided that if the parties cannot
agree, the value of the Shares shall
he determined by Arbitration in
accordance with Paragraph 14 of these
Bylaws. The Arbitrator shall
establish the fair market value of
the assets of the Coloration,
determine the liabilities of the
Corporation, and determine the value
of the individual Shares. The amount
determined to be due each Selling
Shareholder shall be paid to such
Selling Shareholder in cash or
equivalent, not later than sixty 60)
days following the date of Notice of
Sale.

      7.7    Defective Transfer Of
Shares. Except in the event of the
adoption of a Stock Purchase
Agreement or any similar agreement
between the Corporation and/or its
Shareholders, no Shareholder shall
transfer, alienate, or in any way
dispose of any share of the
Corporation except in accordance with
these Bylaws.

      7.7.1  Any attempt or effort to
transfer Shares other than in
accordance with these Bylaws shall
not be legally effective to transfer
such Shares, and

      7.7.2  The Secretary shall
neither record such transfer in the
stock transfer records of the
Corporation nor issue any new or
replacement certificates based upon
such wrongful transfer.

     7.8    Securities Opinion. No
Shareholder shall transfer, alienate,
or in any way dispose of any share of
the Corporation without first
providing to the Corporation an
opinion of counsel satisfactory to
the Corporation, stating that such
transfer, alienation, or disposal
does not violate any state or federal
securities or tax laws, and that such
transfer, alienation, or disposal
will not have adverse tax effects on
the Corporation.

8    FISCAL YEAR. Each fiscal year of
the Corporation shall begin on the
1st day of August of each year and
end on the 31st day of July of the
subsequent year.

9    COMPETITION AND SELF DEALING.

      9.1 Independent Ventures.
Except as hereinafter provided, or
otherwise agreed by the Directors and
the Shareholders, in writing, any
Shareholder may engage in or possess
an interest in other business
ventures of any and every nature and
description, independently or with
others. Neither the Corporation nor
any of the other Directors shall have
any right by virtue of these Bylaws
in and to such independent ventures
or to the income, gain or profits
derived therefrom, nor shall any
Shareholder be obligated to offer to
the other Shareholders the
opportunity to participate in any
independent venture.

      9.2 Self-Dealing. The fact that
a Shareholder or any affiliate of a
Shareholder, as the case may be, is
employed by or is directly or
indirectly interested in or connected
with, any person, firm, or
corporation retained by the
Corporation to develop, construct,
sell and/or manage any project
undertaken by the Corporation, or to
render or perform a service, or to
whom or which the Corporation shall
convey any property or lease any
space, or from whom or which the
Corporation shall acquire any
property or lease any space, shall
not prohibit the corporation from
contracting with or otherwise dealing
with him or it, provided any such
dealing is on an arm's-length basis
and the fees paid for such services
are not in excess of fees customarily
paid for similar services and the
Shareholder discloses such
self-dealing to the other Shareholder
and such Shareholder at all times
recognizes and maintains a
relationship of fiduciary duty of
disclosure and fair dealing with the
Corporation. Neither the corporation
nor the Directors as such, shall have
any rights by virtue of these Bylaws
in or to any income or profits
derived from such services.

10   DIVIDENDS. The Board of
Directors may, from time to time,
declare and the corporation may pay
dividends on its outstanding Shares
in the manner, and upon the terms and
conditions provided by law and its
Articles of Incorporation, and in
accordance with the reasonable
business judgment of the Board of
Directors.

11   CORPORATE SEAL. The Board of
Directors shall provide a corporate
seal which shall be circular in form
and shall have inscribed thereon the
name of the Corporation and the state
of incorporation and the words
"Corporate Seal".

12   WAIVER OF NOTICE. Whenever any
notice is required to be given to any
Shareholder or Director of the
Corporation under the provisions of
these Bylaws or under the provisions
of the Articles of Incorporation or
under the provisions of the Vermont
Business Corporation Act, a waiver
thereof in writing signed by the
person or persons entitled to such
notice, whether before or after the
time stated therein, shall be deemed
equivalent to the giving of such
notice.

13   AMENDMENTS.

      13.1 Except as hereinafter
provided, these Bylaws may be
altered, amended or repealed and new
Bylaws may be adopted by the Board of
Directors or by the Shareholders at
any regular or special meeting.

      13.2 Any contrary provision of
these Bylaws notwithstanding, the
following Articles and Sections may
be amended only by a two-thirds vote
of all of the Shares of the
Corporation issued and outstanding as
of the date of the meeting at which
such vote is taken.

14   ARBITRATION. To the extent any
provision of these Bylaws expressly
provides for Arbitration to resolve
any dispute arising under such
provision, the following rules shall
govern the notice and conduct of the
Arbitration.

      14.1 Arbitration shall only be
available with respect to the
provisions of these Bylaws that
expressly provide for Arbitration.

      14.2 Notice of an election to
arbitrate (Notice of Arbitration)
shall be in writing and shall be
given by the Shareholder or
Shareholders electing arbitration not
later than 10 days following the date
of notice of the event or decision
for which arbitration is requested.

      14.3 The Shareholder or
Shareholders receiving Notice of
Arbitration shall, within 10 days
following receipt of the Notice to
Arbitrate, provide to the Shareholder
giving the Notice to Arbitrate a list
of the names and addresses of 5
business consultants, public
accountants, Vermont licensed
attorneys who regularly practice
business or commercial law, or
members of the American Arbitration
who specialize in commercial and/or
corporate arbitration; the proposed
arbitrators shall not have any
business or family affiliation with
the Corporation or its Shareholders.

      14.4 Not later than 10 days
following receipt of the list of the
proposed arbitrators submitted in
accordance with Paragraph 14.3 above,
the Shareholder electing arbitration
shall designate an Arbitrator from
the list of propose arbitrators, and
shall notify, in writing, both the
other Shareholder or Shareholders and
the designated Arbitrator of the
designation.

      14.5 The designated Arbitrator
shall conduct the arbitration
expeditiously, and the Shareholders,
Directors and Officers of the
Corporation shall cooperate fully in
the arbitration. The Shareholders,
Directors and Officers of the
Corporation shall meet with the
Arbitrator upon reasonable notice,
and shall provide to the Arbitrator
such documents and other information
as the Arbitrator may reasonably
require.

      14.6 The Arbitrator shall use
his or her or her best efforts to
conclude the arbitration within 30
days following the designation as
Arbitrator, and shall, upon
completion of the arbitration, issue
a written decision to the
Shareholders. The decision of the
Arbitrator shall be final and
enforceable in a court of competent
jurisdiction.

      14.7 The cost of the
arbitration, including any fees
charged by the Arbitrator, shall be
paid in equal shares by the party
requesting arbitration and by the
Corporation.

      14.8 The Shareholders and the
Corporation acknowledge and agree
that these Bylaws include an
Agreement to Arbitrate and, in
accordance with Chapter 192 of Title
12 of the Vermont Statutes, the
Shareholders acknowledge that, in the
event any Shareholder elects to
arbitrate any dispute arising under
these Bylaws for which Arbitration is
provided as a remedy, no Shareholder
will be able to bring a lawsuit
concerning any such dispute, unless
it involves a question of
constitutional or civil rights.
Instead, the Shareholders agree to
submit such disputes to an impartial
arbitrator or arbitrators as provided
herein.

15   NOTICE. If at any time it shall
become necessary for the
Shareholders, Officers or Directors
of the Corporation to serve any
notice, demand or communication upon
any other party to these Bylaws, such
notice, demand or communication shall
be in writing signed by the party
serving the same, and either
delivered personally or deposited in
the registered or certified United
States mail, returned receipt
requested, postage prepaid.

      15.1 If intended for the
Corporation and/or its Officers or
Directors, such notice shall be
addressed to the registered or
business office of the Corporation,
Attention. Secretary

      15.2 If intended for the
Shareholders such notice shall be
sent to the Shareholders at the
address each has given to the
Corporation as the address to which
notices shall be sent.

      15.3 Any party may designate an
alternate agent to receive Notices or
an alternate address for Notices by
giving written Notice thereof to the
other party.

      15.4 Any notice so mailed shall
be deemed to have been given as of
the time such Notice is delivered or
is deposited in the United States
mail.

      15.5 Any party who acknowledges
receipt of Notice timely given by
another party shall be deemed to have
received such Notice, notwithstanding
that the giving of such was Notice in
accordance with the formalities of
this Paragraph.

16   INDEMNIFICATION OF DIRECTORS AND
OFFICERS.

     The Corporation shall indemnify
every director and officer from and
against any and all losses, claims
and expenses reasonably incurred by
him in connection with any action,
suit or proceeding to which he may be
made a party by reason of his or her
being or having been a director or
officer (including serving as the
administrator or fiduciary of any
pension or welfare plan of the
corporation) to the greatest extent
provided by law, except in relation
to matters as to which he shall be
adjudged finally, in such action,
suit or proceeding, to be liable for
gross negligence or gross or willful
misconduct in breach of his or her
duty as such an officer, director,
administrator or fiduciary. In the
event of settlement, indemnification
shall be provided only in connection
with such matters covered by the
settlement as to which the
Corporation is advised by counsel
that the person to be indemnified did
not commit such a breach of duty. The
foregoing right to indemnity accruing
to any person shall not exclude any
other right to which he lawfully may
be entitled nor shall anything herein
contained restrict the right of the
Corporation to indemnify or reimburse
such person in any proper case even
though not specifically herein
provided. In addition, the
Corporation may purchase and maintain
insurance on behalf of such persons
against any liability asserted
against him and incurred by him in
any such capacity, or arising out of
his or her status as such, whether or
not the Corporation would have the
power to indemnify against such
liability under the provisions of
law.

17   INSPECTION OF RECORDS.

      17.1 Corporate Records. A
shareholder of the Corporation may
inspect and copy, during regular
business hours at the corporation's
principal office, any of the
following records of the Corporation
in accordance with llA V.S.A.
16.02(a) if the shareholder gives the
corporation written notice of the
shareholder's demand at least five
business days before the date on
which the shareholder wishes to
inspect and copy.

       17.1.1 its articles or
restated articles of incorporation
and all amendments to them currently
in effect;

       17.1.2 its bylaws or restated
bylaws and all amendments to them
currently in effect;

       17.1.3 resolutions adopted by
the Board of Directors creating one
or more classes or series of shares,
and fixing their relative rights,
preferences, and limitations, if
shares issued pursuant to those
resolutions are outstanding;

       17.1.4 the minutes of all
shareholders' meetings, and records
of all action taken by shareholders
without a meeting;

       17.1.5 all written
communications to shareholders
generally within the past three
years, including the financial
statements furnished for the past
three years under llA V.S.A.  16.20;

       17.1.6 a list of the names and
business addresses of its current
directors and officers;

       17.1.7 its most recent annual
report delivered to the Secretary of
State under 1 lA V.S.A.  16.22;

      17.2 Financial Records. A
shareholder of the Corporation shall
have the right to inspect and copy,
during regular business hours at a
reasonable location specified by the
Corporation, the accounting records
of the Corporation and the record of
shareholders in accordance llA V.S.A.
16.02(b) if the shareholder meets the
following requirements of llA V.S.A.
16.02(c);

      17.2.1 the shareholder
establishes that the shareholder's
demand is made in good faith and for
a proper purpose;

      17.2.2 the shareholder
describes with reasonable
particularity the shareholder's
purpose and the records the
shareholder desires to inspect; and

      17.2.3 the records are directly
connected with the shareholder's
purpose.

      17.3 Confidentiality. Any
shareholder that chooses to inspect
or copy any of the above-mentioned
records shall maintain
confidentiality and shall not
disclose the content of such records
to anyone except his or her financial
advisors or other professional
counsel.

18   INTERPRETATION OF BYLAWS. In the
event of any conflict or ambiguity in
these Bylaws, the Board of Directors
shall interpret these Bylaws in a
manner which best serves the purpose
and interests of the Corporation.

Exhibit 3.33
ARTICLES OF ASSOCIATION

     The name of the corporation
shall be DOVER RESTAURANTS, INC.  The
initial registered agent shall be
John D. Carbine, Esq., P.O. Box 310,
Rutland, Vermont with registered
office at West Dover, Vermont.  The
operating year shall be?  Calendar
Fiscal: July 31

     This corporation is organized
for the purpose of:  to buy, sell,
lease, rent, service and otherwise
deal in real estate and personal
property including but not limited to
the purchase and sale of food and
malt, vinous and spiritous liquors as
a licensee under the Vermont Statutes
and to operate restaurants and
hotels.

     To apply for, take out, acquire,
own, use and dispose of trademarks,
tradenames, copyrights and patents
necessary or convenient or desirable
for furthering any of the purposes
for which this corporation is formed
and to buy and sell licenses, rights
and royalties pertaining to the
products possesses, inventions and
patents.

     To purchase, lease, construct,
invest in, take over or otherwise
acquire and hold, sell, improve,
pledge, mortgage, exchange, convey or
otherwise deal in and with and
dispose of property, real or
personal, of every kind or
description, necessary, advisable and
proper to carry on and promote the
purposes of the corporation, and in
connection therewith and to pledge or
mortgage the assets and the property
of said corporation to secure the
same, and otherwise to do and perform
any and all acts, matters and things
incidental to or essential to the
business of said corporation,
including the purchase and sale of
food and malt, vinous and spiritous
liquors under the Vermont statutes.
The enumeration of specific powers
hereinbefore stated shall not be
construed to limit or restrict in any
manner the aforesaid general powers
of the corporation.

     The aggregate number of shares
the corporation shall have authority
to issue is __ shares, preferred,
with a par value of (if no par value,
so state)__; 100 shares, common, with
a par value of (if no par value, so
state) no par value.

     The initial board of directors
shall have 3 members (must be at
least 3) with the following serving
as directors until their successors
be elected and qualify:

Name                   Post Office
Address

John D. Carbine     P.O. Box 310,
Rutland, VT
Thomas M. Dowling   P.O. Box 310,
Rutland, VT
Thomas R. Anoe      P.O. Box 310,
Rutland, VT

     Having named less than three
directors I hereby state that the
above-named directors (director) are
the only shareholders (shareholder)
in the corporation.

Dated at___, in the County of Rutland
this __ day of__, 19__.

Incorporators       Post Office
Address

/s/ John D. Carbine P.O. Box 310,
Rutland, VT
John D. Carbine

Exhibit 3.34
BYLAWS
OF
DOVER RESTAURANTS, INC

1    OFFICES

      1.1 Principal Office. The
principal office of the Corporation
shall be located at such place as the
Board of Directors shall from time to
time fix. The Corporation may have
such other offices, either within or
without the State of Vermont, as the
Board of Directors may designate or
as the business of the Corporation
may require from time to time.

      1.2 Registered Office. The
registered office of the Corporation
required to be maintained in the
State of Vermont may be, but need not
be, identical with the principal
office in the State of Vermont, and
the address of the registered office
may be changed from time to time by
the Board of Directors.

2    SHAREHOLDERS

      2.1 Annual Meeting. The annual
meeting of the Shareholders shall be
held on the fourth Friday in the
month of January in each year, at the
hour of 10.00 A.M., or at such other
time and date as shall be fixed by
the Board of Directors, for the
purpose of electing Directors and for
the transaction of such other
business as may come before the
meeting. If the day fixed for the
annual meeting shall be a legal
holiday in the State of Vermont, such
meeting shall be held on the next
succeeding business day. If the
election of Directors shall not be
held on the day designated herein for
any annual meeting of the
Shareholders, or at any adjournment
thereof, the Board of Directors shall
cause the election to be held at a
special meeting of the Shareholders
as soon thereafter as conveniently
may be scheduled.

      2.2 Special Meetings. Special
meetings of the Shareholders, for any
purpose or purposes, unless otherwise
prescribed by statute, may be called
by the President or by the Board of
Directors, and shall be called by the
President at the request of the
holders of not less than 10% of all
outstanding shares of the Corporation
entitled to vote at the meeting.

      2.3 Place of Meeting. The Board
of Directors may designate any place,
either within or without the State of
Vermont as the place of meeting for
any annual meeting or for any special
meeting called by the Board of
Directors. If no designation is made
or if a special meeting be otherwise
called, the place of meeting shall be
the principal office of the
Corporation in the State of Vermont.

      2.4 Notice Of Meeting. Notice
of the annual meeting of Shareholders
shall be provided in accordance with
llA V.S.A.  7.05(a). In case of a
special meeting, written notice
stating the place, day and hour of
the meeting and the purpose or
purposes for which the meeting is
called, shall, unless otherwise
prescribed by statute, be delivered
not less than ten nor more than sixty
days before the date of the meeting,
either personally or by mail, by or
at the direction of the President, or
the Secretary, or the officer or
other persons calling the meeting, to
each Shareholder of record entitled
to vote at such meeting. If mailed,
such notice shall be deemed to be
delivered when deposited in the
United States mail, addressed to the
Shareholder at his address as it
appears on the stock transfer books
of the Corporation, with postage
thereon prepaid.

      2.5    Voting of Shares.
Subject to the provisions of Section
2.11 of this Article II, outstanding
shares of the Corporation entitled to
vote shall be entitled to one vote
for each share upon each matter
submitted to a vote at a meeting of
Shareholders. Nothing herein shall be
construed to prevent the
establishment and use of voting
trusts, and/or the use of proxies for
the voting of shares.

      2.6    Proxies. Every person
entitled to vote shall have the right
to do so either in person or by a
proxy executed in writing by the
Shareholder or by his duly authorized
attorney in fact. Such proxy shall be
filed with the Secretary of the
corporation before or at the time of
the meeting. No proxy shall be valid
after eleven months from the date of
its execution, unless otherwise
provided in the proxy.

      2.7    Multiple Owners of
Shares.

      2.7.1  For purposes of these
Bylaws, the term "Shareholder" shall
mean the record owner or owners of
one or more Shares of stock of the
Corporation as of close of the
Corporation's accounting year or, in
the event of a vote of the shares,
the date of the meeting at which the
vote is taken.

      2.7.2  If one or more shares
are held in the name of tenants by
the entireties, joint tenants with
right of survivorship, tenants in
common, partnership, trust or other
entity or combination of entities
(collectively, the Ownership Entity),
such Ownership Entity shall be a
single "Shareholder" for purposes of
these Bylaws, including, without
limitation, the required number of
directors of the Corporation and/or
voting on any matters requiring a
vote of the Shareholders.

      2.7.3  At any meeting at which
shares owned by an Ownership Entity
are voted, the Secretary may, in the
absence of any written notice to the
contrary, rely upon the apparent
authority of the person voting the
shares of the Ownership Entity, or
the Secretary may, at his or her
discretion, require evidence of the
authority of the person voting the
shares of the Ownership Entity
including, without limitation, such
evidence of authority as is provided
for in Section 2.8 of these Bylaws.

2.8    Voting Of Shares By Certain
Holders.

      2.8.1  Shares held jointly in
the name of a husband and wife are
treated as owned by one Shareholder
and may be voted by either spouse.

      2.8.2  Shares held by an
administrator, executor, guardian or
conservator may be voted by him,
either in person or by proxy, without
a transfer of such shares into his
name. Shares standing in the name of
a trustee may be voted by him, either
in person or by proxy, but no trustee
shall be entitled to vote shares held
by him without a transfer of such
shares into his name.

     2.8.3  Shares outstanding in the
name of a receiver may be voted by
such receiver, and shares held by or
under the control of a receiver may
be voted by such receiver without the
transfer thereof into his name if
authority to do so be contained in
the appropriate order of the Court by
which such receiver was appointed.

     2.8.4  A Shareholder whose
shares are pledged shall be entitled
to vote such shares until the shares
have been transferred into the name
of the pledgee, and thereafter the
pledgee shall be entitled to vote the
shares so transferred.

     2.8.5  Treasury shares of its
own stock held by the Corporation
shall not be voted at any meeting or
counted in determining the total
number of outstanding shares at any
given time for purposes of any
meeting.

     2.9    Unanimous Consent By
Shareholders. Any action required or
permitted to be taken at a meeting of
the Shareholders may be taken without
a meeting if a consent in writing,
setting forth the action so taken,
shall be signed by all of the
Shareholders entitled to vote with
respect to the subject matter
thereof.

     2.10   Cumulative Voting. At
each election for Directors, every
Shareholder entitled to vote at such
election shall have the right to
vote, in person or by proxy, the
number of shares owned by him for as
many persons as there are Directors
to be elected and for those whose
election he has a right to vote, or
to cumulate his or her or her votes
by giving one candidate as many votes
as the number of such Directors
multiplied by the number of his or
her shares shall equal, or by
distributing such votes on the same
principal among any number of such
candidates.

     2.11   Restriction on Transfer
of Shares. Each Stock certificate
shall bear the following legend
legibly and conspicuously on its
face.

"The transfer of this stock is
subject to the terms and conditions
of the Bylaws of the Corporation."

3    BOARD OF DIRECTORS

     3.1    General Powers. The
business and affairs of the
Corporation shall be managed by its
Board of Directors, which may
exercise all powers of the
Corporation and do all lawful acts
and things as are not by statute or
by the Articles of Incorporation or
by the Bylaws directed or required to
be exercised or done by the
shareholders.

     3.2    Number. Tenure And
Qualifications. The number of
Directors of the Corporation shall be
the same as the number of
Shareholders (Shares held jointly in
the name of multiple owners shall be
deemed to be held by a single
Shareholder for purposes of this
paragraph). The Shareholders may, by
vote of a majority of the Shares
issued and outstanding as of the date
of such a vote at a meeting called
for such purpose, increase the number
of directors to not more than five
directors. Each Director shall hold
office until the next annual meeting
of Shareholders or until his or her
successor shall have been elected and
qualified. Directors need not be
residents of the State of Vermont or
Shareholders of the Corporation. Each
Shareholder (or the estate of a
deceased Shareholder) shall have the
right to designate, in writing, a
candidate for Director; in instances
where Shares of Stock are held in the
name of two or more persons, the
persons holding the Shares of Stock
shall have the right to, by written
notice to the Secretary, designate a
Director candidate. In the event no
such candidate is designated prior to
a meeting at which Directors are to
be elected, a majority of the
Shareholders shall designate the
candidate.

      3.3 Regular Meetings. A regular
meeting of the Board of Directors
shall be held without other notice
than this Bylaw immediately after,
and at the same place as, the annual
meeting of Shareholders. The Board of
Directors may provide, by resolution,
the time and place, either within or
without the State of Vermont, for the
holding of additional regular
meetings without other notice than
such resolution.

      3.4 Special Meetings. Special
meetings of the Board of Directors
may be called by or at the request of
the President or any two Directors.
The person or persons authorized to
call special meetings of the Board of
Directors may fix any reasonably
convenient place, either within or
without the State of Vermont, as the
place for holding any special meeting
of the Board of Directors called by
them.

      3.5 Notice. Notice of any
special meeting shall be given at
least five days previously thereto by
written notice delivered personally
or mailed to each Director at his or
her business address, or by telegram.
If mailed, such notice shall be
deemed to be delivered when deposited
in the United States mail, so
addressed, with postage thereon
prepaid. If notice be given by
telegram, such notice shall be deemed
to be delivered when the telegram is
delivered to the telegram company.
Any Director may waive notice of any
meeting. The attendance of a Director
at a meeting shall constitute a
waiver of notice of such meeting,
except where a Director attends a
meeting for the express purpose of
objecting to the transaction of any
business because the meeting is not
lawfully called or convened. Neither
the business to be transacted at, nor
the purpose of, any regular or
special meeting of the Board of
Directors need be specified in the
notice or waiver of notice of such
meeting.

      3.6 Quorum. A majority of the
number of Directors designated in
accordance with Paragraph 3.2 above
shall constitute a quorum for the
transaction of business at any
meeting of the Board of Directors,
but if less than such majority is
present at a meeting, a majority of
the Directors present may adjourn the
meeting from time to time without
further notice.

      3.7 Manner of Acting. The act
of the majority of the Directors
present at a meeting at which a
quorum is present shall be the act of
the Board of Directors unless a
greater vote is required by statute,
the Articles of Incorporation, or
these Bylaws.

      3 . 8 Action Without A Meeting.
Any action required or permitted to
be taken by the Board of Directors at
a meeting may be taken without a
meeting if a consent in writing,
setting forth the action so taken,
shall be signed by all of the
Directors and filed with the minutes
of the meetings of the Board of
Directors.

      3.9    Vacancies. Any vacancy
occurring in the Board of Directors
may be filled by the affirmative vote
of a majority of the remaining
Directors though less than a quorum
of the Board of Directors, provided
that the provisions of Section 3.2
above shall apply to the selection of
candidates to fill any vacancies on
the Board of Directors. A Director
elected to fill a vacancy shall be
elected for the unexpired term of his
or her predecessor in office. Any
Directorship to be filled by reason
of an increase in the number of
Directors may be filled by election
by the Board of Directors for a term
of office continuing only until the
next election of Directors by the
Shareholders.

      3.10   Compensation. By
resolution of the Board of Directors,
each Director may be paid his or her
expenses, if any, of attendance at
each meeting of the Board of
Directors, and may be paid a stated
salary as Director or fixed sum for
attendance at each meeting of the
Board of Directors or both. No such
payment shall preclude any Director
from serving the Corporation in any
other capacity and receiving
compensation therefore.

      3.11   Presumption of Assent. A
Director of the Corporation who is
present at a meeting of the Board of
Directors at which action on any
corporate matter is taken shall be
presumed to have assented to the
action taken unless his or her
dissent or recusal shall be entered
into the minutes of the meeting or
unless he shall file his or her
written dissent or recusal to such
action with the person acting as the
Secretary of the meeting before the
adjournment thereof or shall forward
such dissent or recusal by registered
mail to the Secretary of the
Corporation immediately after the
adjournment of the meeting. Such
right to dissent shall not apply to a
Director who voted in favor of such
action.

      3.12   Removal of Directors.
The shareholders may remove one or
more directors with or without cause
in accordance with llA V.S.A.
8.08(a).

      3.13   Committees. The Board of
Directors may create one or more
committees and appoint members of the
Board of Directors to serve on them
pursuant to llA V.S.A.  8.25(a). Each
committee must have two or more
members, who serve at the pleasure of
the Board of Directors.

4    OFFICERS

      4.1 Officers. The officers of
the Corporation shall be a President
and Secretary, and may include one or
more Vice Presidents and a Treasurer,
each of whom shall be elected by the
Board of Directors. Such other
officers and assistant officers as
may be deemed necessary may be
elected or appointed by the Board of
Directors. Any two or more offices
may be held by the same person,
except the offices of President and
Secretary.

      4.2 Election And Term Of
Office. - The officers of the
Corporation shall be elected annually
at the first meeting of the Board of
Directors held after each annual
meeting of the Shareholders. If the
election of officers shall not be
held at such meeting, such election
shall be held as soon thereafter as
conveniently may be. Each officer
shall hold office until his or her
successor shall have been duly
elected and shall have qualified or
until his or her death or until he
shall resign or shall have been
removed in the manner hereinafter
provided.

     4.3 Removal. All officers and
agents serve at the pleasure of the
Board of Directors and may be removed
at any time by the Board of
Directors, with or without cause,
pursuant to 1 l A V. S. A.8.43(b).
Such removal from office, however
effected, shall be without prejudice
to the contract rights, if any, of
the person so removed. In accordance
with llA V.S.A. 8.44(a), election or
appointment of an officer or agent
shall not of itself create contract
rights.

     4.4 Vacancies. A vacancy in any
office because of death, resignation,
removal, disqualification or
otherwise may be filled by the Board
of Directors for the unexpired
portion of the term.

     4.5 Approval of Major Decisions.
Any decision or vote of the Directors
notwithstanding, no decisions of the
Directors on any of the following
matters shall be final and binding
upon the Corporation except upon
prior written approval by the Chief
Executive Officer of the Corporation.

      4.5.1 Issuance, sale, purchase
or acquisition of any capital stock,
bonds, debentures or warrants of the
Corporation, or the approval of
additional authorized shares or
classes of stock of the Corporation.

      4.5.2 Approval of, or material
deviation from, the annual budget for
the Corporation.

      4.5.3 Sale, pledge or mortgage
of all or substantially all of the
assets of the Corporation.

      4.5.4 Acquisition by the
Corporation of any real or personal
property (by purchase, lease or
otherwise) of a value equal to or
greater than $50,000.00 in any single
transaction or series of related
transactions.

      4.5.5 Borrowing or assumption
of indebtedness by the Corporation in
an amount greater than $10,000.00 in
any single transaction or series of
related transactions.

      4.5.6 Employment of any person
for a period of more than one year.

      4.5.7 Settlement or compromise
of any claim by or against the
Corporation that materially affects
or impairs the operation of the
Corporation or is in the aggregate
amount equal to or greater than
$25,000.00 arising out of any single
transaction or any series of related
transactions unless such settlement
is entirely funded from the proceeds
of insurance.

      No Major Decision shall be
binding upon the Corporation unless
approved, in advance, by the Chief
Executive Officer and evidenced by a
certificate of the Secretary setting
forth the approval of the Major
Decision which certificate shall be
affirmed by the Chief Executive
Officer.

     4.6 Chief Executive Officer. The
Chief Executive Officer of the
Corporation shall be solely
responsible for approving and shall,
pursuant to these Bylaws have the
authority to approve, all Major
Decisions of the Corporation, as
provided in Paragraph 4.5 above, and
shall supervise and control all of
the business and affairs of the
Corporation with respect to such
Major Decisions. The Chief Executive
Officer shall preside at all meetings
of the Directors and Shareholders of
the Corporation.

     4.7 President. The President
shall be the chief operating officer
of the Corporation and shall, in
general, supervise and control the
business and affairs of the
Corporation, except those business
affairs reserved in these Bylaws to
the Chief Executive Officer, or
delegated by the Directors or these
Bylaws to another officer of or agent
for the Corporation. The President
shall sign, with the Secretary,
certificates for shares of the
Corporation, and shall, except as
otherwise provided in these Bylaws or
in the resolutions of the Directors,
or as may be required by law to be
otherwise signed or executed, be the
duly authorized agent of the
Corporation to execute, in the name
of the Corporation, any deeds,
mortgages, bonds, contracts, or other
instruments that the Board of
Directors has authorized to be
executed; and in general shall
perform all duties incident to the
office of President and such other
duties as may be prescribed by the
Board of Directors from time to time.

     4.8 The Vice-President. In the
absence of the President or in the
event of his or her or her death,
inability or refusal to act, the
Vice-President (or in the event there
be more than one Vice-President, the
Vice-Presidents in the order
designated at the time of their
election; or in the absence of any
designation, then in the order of
their election) shall perform the
duties of the President, and when so
acting shall have all the powers of
and be subject to all the
restrictions upon the President. Any
Vice-President may sign, with the
Secretary or an Assistant Secretary,
certificates for shares of the
Corporation; and shall perform such
other duties as from time to time may
be assigned to him by the President
or by the Board of Directors.

     4.9 The Secretarv. The Secretary
shall. (a) keep the minutes of the
proceedings of the Shareholders and
of the Board of Directors in one or
more books provided for that purpose;
(b) see that all notices are duly
given in accordance with the
provisions of these Bylaws or as
required by law; (c) be custodian of
the corporate records and of the seal
of the Corporation and see that the
seal of the Corporation is affixed to
all documents in the execution of
which, on behalf of the Corporation,
under its seal is duly authorized;
(d) keep a register of the post
office address of each Shareholder
and Director that shall be furnished
to the Secretary by such Shareholder
or Director; (e) sign with the
President, or a Vice-President,
certificates for shares of the
Corporation, the issuance of which
shall have been authorized by
resolution of the Board of Directors;
(fl have general charge of the stock
transfer books of the Corporation and
(g) in general perform all duties
incident to the office of Secretary
and such other duties as from time to
time may be assigned to him or her by
the President or by the Board of
Directors.

     4.10 The Treasurer. The
Treasurer shall. (a) have charge and
custody of and be responsible for all
funds and securities of the
Corporation; (b) receive and give
receipts for monies due and payable
to the Corporation from any source
whatsoever, and deposit all such
monies in the name of the Corporation
in such banks, trust companies or
other depositories as shall be
selected in accordance with the
provisions of Article V of these
Bylaws; and (c) in general perform
all of the duties incident to the
office of Treasurer and such other
duties as from time to time may be
assigned to him by the President or
by the Board of Directors. If
required by the Board of Directors,
the Treasurer shall give a bond for
the faithful discharge of his or her
duties in such sum and with such
sureties as the Board of Directors
shall determine.

     4.11 Assistant Secretaries And
Assistant Treasurers. The Assistant
Secretaries, when authorized by the
Board of Directors may sign with the
President or a Vice-President
certificates for shares of the
Corporation, the issuance of which
shall have been authorized by a
resolution of the Board of Directors.
The Assistant Treasurers shall
respectively, if required by the
Board of Directors, give bonds for
the faithful discharge of their
duties in such sums and with such
sureties as the Board of Directors
shall determine. The Assistant
Secretaries and Assistant Treasurers,
in general, shall perform such duties
as shall be assigned by them by the
Secretary or Treasurer, respectively,
or by the President or the Board of
Directors.

     4.12 Salaries. The salaries of
the officers shall, at the discretion
of the Directors, be fixed from time
to time by the Board of Directors and
no officer shall be prevented from
receiving such salary by reason of
the fact that he is also a Director
of the Corporation. Unless and until
a salary or other compensation is
established by resolution of the
Directors, no officer shall be
entitled to receive a salary or other
compensation from the Corporation.

     4.13 At-will Employment. Unless
otherwise agreed in writing by the
Directors and ratified by the
Shareholders in accordance with
Paragraph 2.11 of these Bylaws, every
officer and employee of the
corporation shall be an "at-will"
employee, and their employment shall
be subject to termination by a
majority vote of the Directors. No
officer or employee of the
Corporation shall be entitled to such
employment by virtue of their
ownership of any Stock in the
Corporation.

5    CONTRACTS. LOANS CHECKS AND
DEPOSITS

     5.1 Contracts. The Board of
Directors may authorize any officer
or officers, agent or agents, to
enter into any contract or execute
and deliver any instrument in the
name of and on behalf of the
Corporation, and such authority may
be general or confined to specific
loans.

     5.2 Loans. No loans shall be
contracted on behalf of the
Corporation and no evidences of
indebtedness shall be issued in its
name unless authorized by these
Bylaws or by a resolution of the
Board of Directors. Such authority
may be general or confined to
specific instances.

     5.3 Checks Drafts! Etc. All
checks, drafts or other orders for
the payment of money, notes or other
evidences of indebtedness issued in
the name of the Corporation, shall be
signed by such officer or officers,
agent or agents, of the Corporation
and in such manner as shall from time
to time be determined by resolution
of the Board of Directors.

     5.4 Deposits. All funds of the
Corporation not otherwise employed
shall be deposited from time to time
to the credit of the Corporation in
such banks, trust companies or other
depositories as the Board of
Directors may select.

6    CERTIFICATES FOR SHARES AND
THEIR TRANSFER

      6.1 Certificates For Shares.
Each shareholder, upon payment in
full for his or her shares, shall be
entitled to a certificate certifying
the number of shares owned by him or
her in the Corporation. Certificates
representing shares of the
Corporation shall be in such form as
shall be determined by the Board of
Directors. Such certificates shall be
signed by the President or a
Vice-President and by the Secretary
or an Assistant Secretary and sealed
with the corporate seal or a
facsimile thereof. The signatures of
such officers upon a certificate may
be facsimiles if the certificate is
manually signed on behalf of a
transfer agent or a registrar, other
than the Corporation itself or one of
its employees. Each certificate for
shares shall be consecutively
numbered or otherwise identified. The
name and address of the person to
whom the shares represented thereby
are issued, with the number of shares
and date of issue, shall be entered
on the stock transfer books of the
Corporation.

      6.2 Cancellation of
Certificates. All certificates
surrendered to the Corporation for
transfer shall be canceled and no new
certificate shall be issued until the
former certificate for a like number
of shares shall have been surrendered
and canceled, except that in case of
a lost, destroyed or mutilated
certificate a new one may be issued
therefore upon such terms and
indemnity to the Corporation as the
Board of Directors may prescribe.

      6.3 Transfer Of Shares.
Transfer of shares of the Corporation
shall be made on the stock transfer
books of the Corporation by the
holder of record thereof or by his or
her legal representative, who shall
furnish proper evidence of authority
to transfer, or by his or her
attorney thereunto authorized by
power of attorney duly executed and
filed with the Secretary of the
Corporation, and on surrender for
cancellation of the certificate for
such shares. The person in whose name
shares stand on the books of the
Corporation shall be deemed by the
Corporation to be the owner thereof
for all purposes and the Corporation
shall not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person, whether or not
it shall have express or other notice
thereof, except as otherwise provided
by law; provided that whenever any
transfer of shares is made for
collateral security and not
absolutely, such fact shall be so
expressed in the entry of transfer if
so requested by a written notice to
the Secretary which has been executed
by both the transferor and the
transferee.

7    RESTRICTION ON TRANSFER. Any
contrary provision of these Bylaws
notwithstanding, no Shareholder may
sell, assign, pledge or otherwise
transfer or encumber such Shares
except as follows.

     7.1 Transfer. No Shareholder
shall sell, transfer, assign,
syndicate, pledge or otherwise
dispose of or encumber (voluntarily,
involuntarily, by operation of law or
otherwise) his or her or her shares,
except as expressly provided herein.
No action in contravention of this
Article shall be effective to
transfer or reassign the Shares of a
Shareholder.

     7.2    Cross Purchase Agreement.
A Shareholder may, at any time, elect
to sell his or her or her Shares, or
purchase the Shares of other
Shareholders upon the following terms
and conditions.

     7.2.1  It is the purpose of this
section of the Bylaws to set forth
the procedure whereby the Shares of
the Corporation may be purchased
and/or sold among the Shareholders.

      7.2.1.1  For purposes of this
Section, the term "Notifying
Shareholder" shall mean the
Shareholder who initiates the process
of the acquisition or sale of Shares
by giving notice, as hereinafter set
forth.

      7.2.1.2 The term "Receiving
Shareholder(s)" shall mean the
Shareholder or Shareholders from whom
the Notifying Shareholder desires to
acquire Shares of the Corporation.

      7.2.1.3 The term "Remaining
Shareholder(s)" shall mean the
Shareholder or Shareholders of record
of the Corporation, including the
Receiving Shareholder but excluding
the Notifying Shareholder.

      7.2.1.4 The term "Notice of
Intent to Purchase" shall mean the
written notice sent by the Notifying
Shareholder to the Remaining
Shareholder(s), including the
Receiving Shareholder(s), notifying
them of the intent of the Notifying
Shareholder to purchase the interest
of the Receiving Shareholder(s).

      7.2.2  Purchase or Sale of All
Shares. In order to exercise the
right to purchase set forth in this
Section, unless otherwise agreed
between and among the Shareholders,
the right to purchase and the
obligation to sell Shares to the
Corporation under this Section may be
exercised only as to all of the
Shares of the Notifying and Receiving
Shareholders. In other words, if the
Notifying Shareholder owns 80% of the
stock of the Corporation and the
Receiving Shareholder owns 20 % of
the stock of the Corporation, the
Notice to Purchase shall reflect the
per-share price for all of the Shares
owned by the Receiving Shareholder.
If the Receiving Shareholder elects
to purchase the Shares of the
Notifying Shareholder, the Receiving
Shareholder shall purchase all of the
Shares of the Notifying Shareholder
for the per-share price set forth in
the Notice.

      7.2.3  Notice of Intent to
Purchase. The Notifying Shareholder
electing to purchase the Shares of a
Receiving Shareholder(s) shall send
Notice of Intent to Purchase to all
of the Remaining Shareholders,
setting forth the price and terms
upon which the Shares of the
Receiving Shareholder(s) are proposed
to be purchased.

      7.2.4  Response to Notice. The
Remaining Shareholders, or any of
them, shall have a period of sixty
(60) days from date of receipt of
such notice to elect to purchase the
Shares of the Notifying Shareholder
upon the same terms and conditions,
and at the same price contained in
the Notice of Intent to Purchase. If
the Remaining Shareholders, or any of
them, so elect, they shall give
written notice of such election to
the Notifying Shareholder, and shall
have the greater of thirty (30) days
following the date of such notice or
the closing date established by the
Notifying Shareholder to tender the
Notifying Shareholder the purchase
price, or other consideration set
forth in the Notice of Intent to
Purchase; the Remaining Shareholders
who elect to purchase, may, at their
option, finance the purchase with a
note to the Notifying Shareholder,
payable, with interest, at the New
York prime rate, with payments of
interest only quarterly and a final
payment of principal and interest one
year following the date of closing
secured by a pledge of the Notifying
Shareholder's stock. Unless otherwise
expressly provided herein, each of
the Remaining Shareholders shall have
the right to purchase, pro-rata, the
Shares of the Notifying Shareholders,
the purchase based upon the number of
Shares owned by each Remaining
Shareholder who elects to purchase
the Shares of the Notifying
Shareholder, as of the date of
notice.

      7.2.5  Failure of Remaining
Shareholders to Purchase. If the
Remaining Shareholders fail or are
unable to purchase the Shares of the
Notifying Shareholder as aforesaid,
the Notifying Shareholder shall have
a period of thirty (30) days
following the date of expiration of
the aforesaid election period (or
written notice from the Remaining
Shareholders that none of them
intends to purchase, whichever occurs
sooner), to tender to the Receiving
Shareholder(s) the consideration set
forth in the Notice of Intent to Pur
chase.

      7.2.6  Tender of Purchase
Price. The Shareholder or
Shareholders from whom the Shares are
to be purchased in accordance with
the foregoing provisions shall, upon
tender of the consideration set forth
in the Notice of Intent to Purchase,
endorse, execute and deliver to the
purchasing Shareholder or
Shareholders all stock certificates
and/or documents reasonably required
to transfer the Shares of the selling
Shareholder to the purchasing
Shareholder or Shareholders, and also
shall submit written resignations as
an officer and/or director of the
Corporation and a general release of
the Corporation from all obligations
to the selling Shareholder, except
those obligations, if any contained
in the consideration for the purchase
of the Shares.

      7.2.7  Failure by Notifying
Shareholder to Purchase. In the
event, after delivering a Notice of
Intent to Purchase to the Receiving
Shareholder, the Notifying
Shareholder shall fail or be unable
to purchase the Shares of the
Receiving Shareholder, the Notifying
Shareholder shall reimburse the
Receiving Shareholder for any and all
costs or expenses, including
attorney's fees, incurred by the
Receiving Shareholder in connection
with any efforts by the Receiving
Shareholders to arrange to purchase
the Shares of the Notifying
Shareholder.

      7.2.8  Satisfaction of
Pledges/Guarantees. As a condition
precedent to any sale or purchase of
any Stock pursuant to the provisions
of this Section 7.2, the purchasing
an/or Remaining Shareholders shall
cause the selling Shareholder to be
released from all guarantees and/or
other obligations undertaken by the
selling Shareholder on behalf of the
Corporation, and shall cause all
collateral pledged by such selling
Shareholder on account of such
obligations to be released. All
pledges shall be subject to this
Paragraph 7.2.8.  A pledge shall be
released provided that the pledge
shall be applied to the proceeds of
the sale of the Shares. A release
shall be delivered by the purchasing
and/or Remaining Shareholders not
later than the date upon which the
selling Shareholder is obligated to
sell and transfer his or her Shares
to the purchasing and/or Remaining
Shareholders. In the event the
purchasing and/or Remaining
Shareholders fail or are unable to
cause the release of the selling
Shareholder from such guarantees,
liabilities and/or pledge of
collateral, all acts undertaken by
the purchasing and/or Remaining
Shareholders in connection with this
Subsection 7.2.8 shall be null and
void.

     7.3    Right of First Refusal.
In the event a Shareholder enters
into a bona fide, arms' length
agreement to sell his or her or her
Shares in the Corporation to any
third party, such Shareholder (the
Notifying Shareholder) shall give
Notice of Intent to Sell to the
Corporation and the Remaining
Shareholders, in writing, of the
terms and conditions under which the
sale to such third party is to occur;
such Notice shall include a copy of
the Contract of Sale between the
Notifying Shareholder and the third
party, and shall certify that the
sale is a bona fide, arm's length
transaction between the Notifying
Shareholder and such third party.

     7.3.1  Right to Purchase. The
Corporation and/or the Remaining
Shareholders shall have the right to
purchase the Shares of the Notifying
Shareholder in accordance with the
terms of the Notice and the Contract
of Sale, giving written notice of
such election to the Notifying
Shareholder not later than thirty
(30) days following receipt of the
Notice.

      7.3.1.1  If the Corporation
and/or the Remaining Shareholders
elect to purchase the interest of the
Notifying Shareholder, in accordance
with the terms and conditions,
including the time for performance,
as set forth in the Notice,
acquisition of the Shares shall be in
accordance with such terms and
conditions.

      7.3.1.2 If the Corporation or
the Remaining Shareholders give
notice of intent to purchase from the
Notifying Shareholders and,
notwithstanding such notice, fail to
perform in accordance with the terms
of the Notice, the Notifying
Shareholder shall be entitled to
recover from the Remaining
Shareholder an amount equivalent to
the contract damages, if any, to
which the Notifying Shareholder would
be entitled in an action for breach
of the Contract Sale.

      7.3.2  Failure to Purchase. In
the event the Corporation and/or the
Remaining Shareholders fail to give
Notice of intent to purchase, as
aforesaid, the Notifying Shareholder
may forthwith sell and convey his or
her Shares to such third party upon
the terms and conditions set forth in
the third party contract; the
Corporation and the Remaining
Shareholders shall execute any and
all documents reasonably required to
facilitate the sale. In the event of
any material change in the terms and
conditions or such third party
contract prior to the sale and
conveyance, the right of first
refusal of the Corporation and the
Remaining Shareholders shall apply to
the revised contract.

      7.3.3  Default of Agreement. If
the Receiving Shareholder gives
Notice of Intent to purchase and,
notwithstanding such notice, fails to
perform in accordance with the terms
of the Notice, the Notifying
Shareholder shall be entitled to
recover from the Receiving
Shareholder an amount equivalent to
the contract damages, if any, to
which the Notifying Shareholder would
be entitled in an action for breach
of the Contract Sale.

     7.3.4  Subsequent Sales. The
foregoing right of first refusal
shall apply to any initial sale or
any subsequent resale of Shares by
any Shareholder.

     7.3.s  Right to Purchase:
Priorities. Where, as specified in
this subsection, the right to
purchase shares is granted to the
"Corporation and/or the
Shareholders", such right to purchase
shall be exercised in the following
order of priority.

(a) First, if the Corporation gives
notice of its election to purchase,
the Corporation may, except as
provided in Subparagraph 7.3.6 below,
purchase any or all of the shares;

(b) Second, if all of the Remaining
Shareholders give notice of their
election to purchase, all of the
Shareholders may purchase such shares
not purchased by the Corporation pro
rata, based upon the numbers of
shares held prior to the purchase;

(c) Third, any remaining unpurchased
shares may be purchased by any of the
Shareholders desiring to purchase
such shares, pro rata, based upon the
numbers of shares held by the
Shareholders desiring to purchase.

      7.3.6  Obligation to Purchase
All Shares. In the event the
Corporation and/or the Remaining
Shareholders elect to exercise their
right to purchase the shares of the
Notifying Shareholder, they must,
unless otherwise agreed by the
Notifying shareholder, purchase all
of the shares offered for sale by the
Notifying Shareholder. In the event
the Corporation and/or the Remaining
Shareholders fail or are unable to
purchase all of such shares, they
shall be deemed to have waived their
right of first refusal with respect
to such sale of shares.

     7.4    Death or Incapacity. In
the event of the death or the
incapacity of a Shareholder so that
such Shareholder is unable to
participate in the management of the
Corporation, his or her or her Shares
shall vest in his or her or her
Guardian or legal representatives, as
the case may be, in which event his
or her or her Shares shall, except as
hereinafter provided, continue to be
subject to purchase by the Remaining
Shareholders at a value established
in accordance with Paragraph 7.6 of
these Bylaws. In the event of the
death of a Shareholder, whose Share
are not acquired by the Corporation
and/or any or all of the Remaining
Shareholders, the Corporation may
purchase said Shares on the same
terms and conditions. If the proceeds
of insurance, as from time to time
may be maintained by the Corporation
to purchase the stock of a deceased
Shareholder, are insufficient to pay
the purchase price of the Shares of
the deceased Shareholder, or if such
deceased Shareholder was uninsurable
for all or part of the value of his
or her share, any amounts owed to the
estate of the deceased Shareholder by
the Corporation may be paid to such
estate in quarterly installments over
a term of three (3) years from the
date the value of such deceased
Shareholder is established, with
interest accruing from the date of
valuation on such amount at the New
York prime rate of interest, as
published in the Wall Street Journal
Money Rates, in effect as of the date
of death of such Shareholder.

      7.5    Bankruptcy of a
Shareholder. In the event bankruptcy
shall have occurred as to a
Shareholder, the Corporation may, at
its sole election, purchase the
Shares of such Shareholder in
quarterly installments over a term of
three (3) years from the date the
value of the Shares in such
bankruptcy is established, with
interest from the date of valuation
on such amount at the New York prime
rate of interest, as published in the
Wall Street Journal money rates, in
effect as of the date of bankruptcy
of such Shareholder, unless within
sixty (60) days from the date of
valuation, the trustee in bankruptcy
or receiver elects to purchase the
Shares of the Remaining Shareholders,
or sell the Shares of the bankrupt
Shareholder to a third party in
accordance with the foregoing terms.

     7.6  Valuation in the Event of
Death/Incapacity/Bankruptcy. For
purposes of valuation under
Paragraphs 7.4 and 7.5 above, the
value of the Shares to be acquired by
Corporation and/or the Purchasing
Shareholder or Shareholders shall be
as agreed upon between the parties,
provided that if the parties cannot
agree, the value of the Shares shall
he determined by Arbitration in
accordance with Paragraph 14 of these
Bylaws. The Arbitrator shall
establish the fair market value of
the assets of the Coloration,
determine the liabilities of the
Corporation, and determine the value
of the individual Shares. The amount
determined to be due each Selling
Shareholder shall be paid to such
Selling Shareholder in cash or
equivalent, not later than sixty 60)
days following the date of Notice of
Sale.

      7.7    Defective Transfer Of
Shares. Except in the event of the
adoption of a Stock Purchase
Agreement or any similar agreement
between the Corporation and/or its
Shareholders, no Shareholder shall
transfer, alienate, or in any way
dispose of any share of the
Corporation except in accordance with
these Bylaws.

      7.7.1  Any attempt or effort to
transfer Shares other than in
accordance with these Bylaws shall
not be legally effective to transfer
such Shares, and

      7.7.2  The Secretary shall
neither record such transfer in the
stock transfer records of the
Corporation nor issue any new or
replacement certificates based upon
such wrongful transfer.

     7.8    Securities Opinion. No
Shareholder shall transfer, alienate,
or in any way dispose of any share of
the Corporation without first
providing to the Corporation an
opinion of counsel satisfactory to
the Corporation, stating that such
transfer, alienation, or disposal
does not violate any state or federal
securities or tax laws, and that such
transfer, alienation, or disposal
will not have adverse tax effects on
the Corporation.

8    FISCAL YEAR. Each fiscal year of
the Corporation shall begin on the
1st day of August of each year and
end on the 31st day of July of the
subsequent year.

9    COMPETITION AND SELF DEALING.

      9.1 Independent Ventures.
Except as hereinafter provided, or
otherwise agreed by the Directors and
the Shareholders, in writing, any
Shareholder may engage in or possess
an interest in other business
ventures of any and every nature and
description, independently or with
others. Neither the Corporation nor
any of the other Directors shall have
any right by virtue of these Bylaws
in and to such independent ventures
or to the income, gain or profits
derived therefrom, nor shall any
Shareholder be obligated to offer to
the other Shareholders the
opportunity to participate in any
independent venture.

      9.2 Self-Dealing. The fact that
a Shareholder or any affiliate of a
Shareholder, as the case may be, is
employed by or is directly or
indirectly interested in or connected
with, any person, firm, or
corporation retained by the
Corporation to develop, construct,
sell and/or manage any project
undertaken by the Corporation, or to
render or perform a service, or to
whom or which the Corporation shall
convey any property or lease any
space, or from whom or which the
Corporation shall acquire any
property or lease any space, shall
not prohibit the corporation from
contracting with or otherwise dealing
with him or it, provided any such
dealing is on an arm's-length basis
and the fees paid for such services
are not in excess of fees customarily
paid for similar services and the
Shareholder discloses such
self-dealing to the other Shareholder
and such Shareholder at all times
recognizes and maintains a
relationship of fiduciary duty of
disclosure and fair dealing with the
Corporation. Neither the corporation
nor the Directors as such, shall have
any rights by virtue of these Bylaws
in or to any income or profits
derived from such services.

10   DIVIDENDS. The Board of
Directors may, from time to time,
declare and the corporation may pay
dividends on its outstanding Shares
in the manner, and upon the terms and
conditions provided by law and its
Articles of Incorporation, and in
accordance with the reasonable
business judgment of the Board of
Directors.

11   CORPORATE SEAL. The Board of
Directors shall provide a corporate
seal which shall be circular in form
and shall have inscribed thereon the
name of the Corporation and the state
of incorporation and the words
"Corporate Seal".

12   WAIVER OF NOTICE. Whenever any
notice is required to be given to any
Shareholder or Director of the
Corporation under the provisions of
these Bylaws or under the provisions
of the Articles of Incorporation or
under the provisions of the Vermont
Business Corporation Act, a waiver
thereof in writing signed by the
person or persons entitled to such
notice, whether before or after the
time stated therein, shall be deemed
equivalent to the giving of such
notice.

13   AMENDMENTS.

      13.1 Except as hereinafter
provided, these Bylaws may be
altered, amended or repealed and new
Bylaws may be adopted by the Board of
Directors or by the Shareholders at
any regular or special meeting.

      13.2 Any contrary provision of
these Bylaws notwithstanding, the
following Articles and Sections may
be amended only by a two-thirds vote
of all of the Shares of the
Corporation issued and outstanding as
of the date of the meeting at which
such vote is taken.

14   ARBITRATION. To the extent any
provision of these Bylaws expressly
provides for Arbitration to resolve
any dispute arising under such
provision, the following rules shall
govern the notice and conduct of the
Arbitration.

      14.1 Arbitration shall only be
available with respect to the
provisions of these Bylaws that
expressly provide for Arbitration.

      14.2 Notice of an election to
arbitrate (Notice of Arbitration)
shall be in writing and shall be
given by the Shareholder or
Shareholders electing arbitration not
later than 10 days following the date
of notice of the event or decision
for which arbitration is requested.

      14.3 The Shareholder or
Shareholders receiving Notice of
Arbitration shall, within 10 days
following receipt of the Notice to
Arbitrate, provide to the Shareholder
giving the Notice to Arbitrate a list
of the names and addresses of 5
business consultants, public
accountants, Vermont licensed
attorneys who regularly practice
business or commercial law, or
members of the American Arbitration
who specialize in commercial and/or
corporate arbitration; the proposed
arbitrators shall not have any
business or family affiliation with
the Corporation or its Shareholders.

      14.4 Not later than 10 days
following receipt of the list of the
proposed arbitrators submitted in
accordance with Paragraph 14.3 above,
the Shareholder electing arbitration
shall designate an Arbitrator from
the list of propose arbitrators, and
shall notify, in writing, both the
other Shareholder or Shareholders and
the designated Arbitrator of the
designation.

      14.5 The designated Arbitrator
shall conduct the arbitration
expeditiously, and the Shareholders,
Directors and Officers of the
Corporation shall cooperate fully in
the arbitration. The Shareholders,
Directors and Officers of the
Corporation shall meet with the
Arbitrator upon reasonable notice,
and shall provide to the Arbitrator
such documents and other information
as the Arbitrator may reasonably
require.

      14.6 The Arbitrator shall use
his or her or her best efforts to
conclude the arbitration within 30
days following the designation as
Arbitrator, and shall, upon
completion of the arbitration, issue
a written decision to the
Shareholders. The decision of the
Arbitrator shall be final and
enforceable in a court of competent
jurisdiction.

      14.7 The cost of the
arbitration, including any fees
charged by the Arbitrator, shall be
paid in equal shares by the party
requesting arbitration and by the
Corporation.

      14.8 The Shareholders and the
Corporation acknowledge and agree
that these Bylaws include an
Agreement to Arbitrate and, in
accordance with Chapter 192 of Title
12 of the Vermont Statutes, the
Shareholders acknowledge that, in the
event any Shareholder elects to
arbitrate any dispute arising under
these Bylaws for which Arbitration is
provided as a remedy, no Shareholder
will be able to bring a lawsuit
concerning any such dispute, unless
it involves a question of
constitutional or civil rights.
Instead, the Shareholders agree to
submit such disputes to an impartial
arbitrator or arbitrators as provided
herein.

15   NOTICE. If at any time it shall
become necessary for the
Shareholders, Officers or Directors
of the Corporation to serve any
notice, demand or communication upon
any other party to these Bylaws, such
notice, demand or communication shall
be in writing signed by the party
serving the same, and either
delivered personally or deposited in
the registered or certified United
States mail, returned receipt
requested, postage prepaid.

      15.1 If intended for the
Corporation and/or its Officers or
Directors, such notice shall be
addressed to the registered or
business office of the Corporation,
Attention. Secretary

      15.2 If intended for the
Shareholders such notice shall be
sent to the Shareholders at the
address each has given to the
Corporation as the address to which
notices shall be sent.

      15.3 Any party may designate an
alternate agent to receive Notices or
an alternate address for Notices by
giving written Notice thereof to the
other party.

      15.4 Any notice so mailed shall
be deemed to have been given as of
the time such Notice is delivered or
is deposited in the United States
mail.

      15.5 Any party who acknowledges
receipt of Notice timely given by
another party shall be deemed to have
received such Notice, notwithstanding
that the giving of such was Notice in
accordance with the formalities of
this Paragraph.

16   INDEMNIFICATION OF DIRECTORS AND
OFFICERS.

     The Corporation shall indemnify
every director and officer from and
against any and all losses, claims
and expenses reasonably incurred by
him in connection with any action,
suit or proceeding to which he may be
made a party by reason of his or her
being or having been a director or
officer (including serving as the
administrator or fiduciary of any
pension or welfare plan of the
corporation) to the greatest extent
provided by law, except in relation
to matters as to which he shall be
adjudged finally, in such action,
suit or proceeding, to be liable for
gross negligence or gross or willful
misconduct in breach of his or her
duty as such an officer, director,
administrator or fiduciary. In the
event of settlement, indemnification
shall be provided only in connection
with such matters covered by the
settlement as to which the
Corporation is advised by counsel
that the person to be indemnified did
not commit such a breach of duty. The
foregoing right to indemnity accruing
to any person shall not exclude any
other right to which he lawfully may
be entitled nor shall anything herein
contained restrict the right of the
Corporation to indemnify or reimburse
such person in any proper case even
though not specifically herein
provided. In addition, the
Corporation may purchase and maintain
insurance on behalf of such persons
against any liability asserted
against him and incurred by him in
any such capacity, or arising out of
his or her status as such, whether or
not the Corporation would have the
power to indemnify against such
liability under the provisions of
law.

17   INSPECTION OF RECORDS.

      17.1 Corporate Records. A
shareholder of the Corporation may
inspect and copy, during regular
business hours at the corporation's
principal office, any of the
following records of the Corporation
in accordance with llA V.S.A.
16.02(a) if the shareholder gives the
corporation written notice of the
shareholder's demand at least five
business days before the date on
which the shareholder wishes to
inspect and copy.

       17.1.1 its articles or
restated articles of incorporation
and all amendments to them currently
in effect;

       17.1.2 its bylaws or restated
bylaws and all amendments to them
currently in effect;

       17.1.3 resolutions adopted by
the Board of Directors creating one
or more classes or series of shares,
and fixing their relative rights,
preferences, and limitations, if
shares issued pursuant to those
resolutions are outstanding;

       17.1.4 the minutes of all
shareholders' meetings, and records
of all action taken by shareholders
without a meeting;

       17.1.5 all written
communications to shareholders
generally within the past three
years, including the financial
statements furnished for the past
three years under llA V.S.A.  16.20;

       17.1.6 a list of the names and
business addresses of its current
directors and officers;

       17.1.7 its most recent annual
report delivered to the Secretary of
State under 1 lA V.S.A.  16.22;

      17.2 Financial Records. A
shareholder of the Corporation shall
have the right to inspect and copy,
during regular business hours at a
reasonable location specified by the
Corporation, the accounting records
of the Corporation and the record of
shareholders in accordance llA V.S.A.
16.02(b) if the shareholder meets the
following requirements of llA V.S.A.
16.02(c);

      17.2.1 the shareholder
establishes that the shareholder's
demand is made in good faith and for
a proper purpose;

      17.2.2 the shareholder
describes with reasonable
particularity the shareholder's
purpose and the records the
shareholder desires to inspect; and

      17.2.3 the records are directly
connected with the shareholder's
purpose.

      17.3 Confidentiality. Any
shareholder that chooses to inspect
or copy any of the above-mentioned
records shall maintain
confidentiality and shall not
disclose the content of such records
to anyone except his or her financial
advisors or other professional
counsel.

18   INTERPRETATION OF BYLAWS. In the
event of any conflict or ambiguity in
these Bylaws, the Board of Directors
shall interpret these Bylaws in a
manner which best serves the purpose
and interests of the Corporation.

Exhibit 3.35
ARTICLES OF ASSOCIATION

1.   The name of the corporation will
     be Resorts Technologies, Inc.,
     whose address will be c/o
     Killington Ltd., Killington
     Road, Killington, Vermont 05751.

2.   The corporation's period of
     duration shall be perpetual.

3.   The corporation is organized to
     provide management and
     consulting services with respect
     to ski resort operations,
     systems, and technology and in
     general to conduct any other
     business activities which its
     Board of Directors may wish to
     pursue.

4.   The corporation shall have
     authority to issue 1,000 shares
     of common stock having a par
     value of $1 per share.

5.   The incorporator and initial
     registered agent shall be Frank
     P. Urso, Esq., who resides at 47
     Oak Street, Proctor, Vermont
     05765.

6.   The initial Board of Directors
     shall have six members with the
     following individuals serving as
     directors until their successors
     are elected and qualify:

Name                Address

Martel D. Wilson, Jr.       Roaring
Brook Road,
Killington, VT 05751
Preston Leete Smith    c/o Killington
Ltd.,
Killington, VT 05751
Christopher S. Diamond      Box 555,
West Dover, VT
05356
Frank P. Urso          47 Oak Street,
Proctor,                       VT
05765
Henry B. Lunde         German Hill
Road,
Chittenden, VT 05737
David E. Wilcox        RD #2, Box
7607,
Mendon, VT 05701

     Dated at Killington, Vermont
this 5 day of March, 1992.
     /s/ Frank P. Urso
     Frank P. Urso
     Incorporator

Exhibit 3.36
BYLAWS

OF

RESORT TECHNOLOGIES, INC.

Adopted: August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of
Vermont. The headings of Articles and
Sections in these Bylaws are for
convenience only, and shall not be
taken into account in construing
these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Vermont and the
municipality or other place in
Vermont where it is located are set
forth in the Articles of
Incorporation. The principal office
and place of business of this
corporation, within or without
Vermont, shall be at such place as
the Board of Directors shall from
time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Vermont" and
the year of its incorporation so
engraved on its face that it may be
embossed on paper by pressure,
provided that the Board of Directors
may adopt a wafer seal in any form in
respect of any particular document,
in which case such wafer seal affixed
to such document shall be the
corporate seal of this corporation
thereon for all purposes provided by
law.  The Clerk shall have custody of
the corporate seal and he or the
Secretary may affix the same to
documents requiring it and attest the
same.  The Clerk may permit the
President or Secretary to keep a
duplicate of the corporate seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Vermont corporate
law, either personally or by mail, by
or at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Vermont
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Vermont
corporate law, any corporate action
shall be authorized by a majority of
the votes cast at the meeting by the
holders of shares entitled to vote on
the subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
notice in the United States mail,
first class postage prepaid,
addressed to the Director at his
usual or last known business or
residence address, at least 3
business days before the meeting;

     (b) by delivering a copy of the
notice to a recognized overnight
delivery or express service addressed
to the Director at his usual or last
known business or residence address,
including street or the like in the
address, at least 2 business days
before the meeting;

     (c) by delivering a copy of the
notice in hand to the Director at
least 24 hours before the meeting;

     (d) by reading or causing to be read
the notice over the telephone to the
Director at least 24 hours before the
meeting;

     (e) by sending a telegram containing
the contents of the notice addressed
to the Director at his usual or last
known business or residence address
at least 2 business days before the
meeting;

     (f) by transmitting the contents of
the notice by telecopy, fax or any
other electronic means for the
simultaneous or substantially
simultaneous transmission of data to
a telephone or other number held out
by the Director as a number
maintained by him for the receipt of
the means of transmission selected at
least 24 hours before the meeting; or

     (g) by sending a copy of the notice
by any usual means of communication
addressed to the Director at his
usual or last known business or
residence address, including street
or the like in the address, at least
3 business days before the meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Vermont.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in these Bylaws, and as
shall be determined from time to time
by the Board of Directors.  Each
officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Vermont
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A. Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.37
ARTICLES OF ASSOCIATION

1.   The name of the corporation will
     be Resort Software Services,
     Inc.

2.   The corporation's period of
     duration shall be perpetual.

3.   The corporation is organized to
     create and sell computer
     software; to provide consulting
     services with respect to its
     computer software packages and
     its computer expertise and in
     general to conduct any other
     business activities which its
     Board of Directors may wish to
     pursue.

4.   The corporation shall have
     authority to issue 1,000 shares
     of common stock having a par
     value of $1 per share.

5.   The incorporator and initial
     registered agent shall be Frank
     P. Urso, Esq., with a registered
     office c/o Killington Ltd.,
     Killington Road, Killington,
     Vermont 05751.  This is also the
     principal office address.

6.   The initial Board of Directors
     shall have three members with
     the following individuals
     serving as directors until their
     successors are elected and
     qualify:

     Name           Address

     Martel D. Wilson, Jr.    Roaring
     Brook                    Road,
     Killington,
                    VT 05751
     Ivars Eichvalds     Bittersweet
     Lane,               Rutland
     Town, VT
                    05701
     Robert Fenner       Box 386,
     South
                    Woodstock, VT
                    05091

     Dated at Killington, Vermont
     this 12 day of April, 1989.

/s/ Frank P. Urso
Incorporator

Exhibit 3.38
BYLAWS

OF

RESORTS SOFTWARE SERVICES, INC.

Adopted: August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of
Vermont. The headings of Articles and
Sections in these Bylaws are for
convenience only, and shall not be
taken into account in construing
these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Vermont and the
municipality or other place in
Vermont where it is located are set
forth in the Articles of
Incorporation. The principal office
and place of business of this
corporation, within or without
Vermont, shall be at such place as
the Board of Directors shall from
time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Vermont" and
the year of its incorporation so
engraved on its face that it may be
embossed on paper by pressure,
provided that the Board of Directors
may adopt a wafer seal in any form in
respect of any particular document,
in which case such wafer seal affixed
to such document shall be the
corporate seal of this corporation
thereon for all purposes provided by
law.  The Clerk shall have custody of
the corporate seal and he or the
Secretary may affix the same to
documents requiring it and attest the
same.  The Clerk may permit the
President or Secretary to keep a
duplicate of the corporate seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Vermont corporate
law, either personally or by mail, by
or at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Vermont
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Vermont
corporate law, any corporate action
shall be authorized by a majority of
the votes cast at the meeting by the
holders of shares entitled to vote on
the subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Vermont.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in these Bylaws, and as
shall be determined from time to time
by the Board of Directors.  Each
officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Vermont
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A. Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.39
File No. 19962712 0 Pages 2
Fee Paid $105
OCN 19616218000005 ART1
filed 6/10/96
Deputy Secretary of State
A True Copy When Attested By Signature
Deputy Secretary of State

BUSINESS CORPORATION

STATE OF MAINE

ARTICLES OF INCORPORATION

(Check box only if applicable)

_This is a professional service
corporation
 formed pursuant to 13 M.R.S.A.
Chapter 22.


Pursuant to 13-A M.R.S.A.  403, the
undersigned, acting as
incorporator(s) of a corporation,
adopt(s) the following Articles of
Incorporation:

FIRST:    The name of the corporation
          is LBO Hotel Co. and its
          principal business location
          in Maine is Bethel, Maine

SECOND:   The name of its Clerk, who
          must be a Maine resident,
          and the registered office
          shall be: Christopher E.
          Howard, One Monument
          Square, Portland, Maine
          04101

THIRD:    ("X" one box only)

x A.  1.   The number of directors
     constituting the initial board
     of directors of the corporation
     is 1 (See  703.1.A.)

     2.    If the initial directors
     have been selected, the names
     and addresses of the persons who
     are to serve as directors until
     the first annual meeting of the
     shareholders or until their
     successors are elected and shall
     qualify are:

     NAME
     ADDRESS


     3.   The board of directors  x
     is _ is not authorized to
     increase or decrease the number
     of directors.

     4.   If the board is so
     authorized, the  minimum number,
     if any, shall be 1 director,
     (See  703.1.A.)  and the
     maximum number, if any, shall be
     7 directors.

_B.  There shall be no directors
     initially; the shares of the
     corporation will not be sold to
     more than twenty (20) persons.
     The business of the corporation
     will be managed by the
     shareholders.  (See  701.2.)

FOURTH:   ("X" one box only)

xThere shall be only one class of
shares (title of class) Common Stock

       Par value of each share (if
     none, so state) $1.00
     Number of shares authorized
     100,000

_There shall be two or more classes
of shares.  The information required
by  403 concerning each such class
is set out in Exhibit _ attached
hereto and made a part hereof.

SUMMARY

The aggregate par value of all
authorized shares (of all classes)
having a par value is $100,000.00

The total number of authorized shares
(of all classes) without par value is
__ shares

FIFTH:    ("X" one box only)
          Meetings of the
          shareholders  x may  _ may
          not be held outside of the
          State of Maine.

SIXTH:    ("X" if applicable) x There
          are no preemptive rights.

SEVENTH:  Other provisions of these
          articles, if any, including
          provisions for the
          regulation of the internal
          affairs of the corporation,
          are set out in Exhibit
          __attached hereto and made
          a part hereof.

INCORPORATORS
DATED:  June 6, 1996

/s/ Christopher E. Howard
     (signature)
187 Lester Drive
Portland, ME 04103
(residence address)

For Corporate Incorporators*

*Articles are to be executed as
          follows:

If a corporation is an incorporator
( 402), the name of the corporation
should be typed and signed on its
behalf by an officer of the
corporation.  The articles of
incorporation must be accompanied by
a certificate of an appropriate
officer of the corporation certifying
that the person executing the
articles on behalf of the corporation
was duly authorized to do so.

SUBMIT COMPLETED FORMS TO:  SECRETARY
OF STATE, STATION #101, AUGUSTA, ME
04333-0101; ATTN: CORPORATE EXAMINING
SECTION; TEL. (207) 289-4195

Exhibit 3.40
BYLAWS

OF

LBO HOTEL CO.

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.41
ARTICLES OF ASSOCIATION
of
MOUNTAIN WASTEWATER TREATMENT, INC.

     I, the undersigned, natural
person of the age of twenty-one (21)
years or more, acting as an
incorporator of a corporation under
the Vermont Business Corporation Act,
adopt the following Articles of
Association for such corporation:

     FIRST:  The name of the
corporation is Mountain Wastewater
Treatment, Inc.

     SECOND:  The period of its
duration is perpetual.

     THIRD:  The purposes for which
the corporation is organized are:

          To carry on any business
     and effect any object not
     repugnant to the laws of this
     state, including in particular
     and not by way of limitation,
     the operation  of facilities for
     the treatment and discharge of
     residential and commercial
     sewage generated by customers
     with which and with whom the
     Corporation has contractual
     agreements.

     FOURTH:  The aggregate number of
shares which the corporation shall
have the authority to issue is: one
class of 1,000 shares of common
stock, par value $1.00 per share.

     FIFTH:  Provisions granting to
shareholders the preemptive right to
acquire additional or treasury shares
of the corporation are: none.

     SIXTH:  Provisions for the
regulation of the internal affairs of
the corporation are:  none, provided,
however, that all of the shareholders
may enter into an agreement
concerning the composition and size
of the Board of Directors, the
establishment of special provisions
concerning the voting of shares,
and/or concerning the sale, transfer,
assignment, or other encumbrance or
disposal of shares of the
corporation.  If a copy of such
agreement is filed with the
corporation, such agreement shall be
binding upon it and upon the
shareholders.

     SEVENTH:  The address of the
initial registered office of the
corporation is P.O. Box 335, Warren,
Vermont, and the name of its initial
registered agent at such address is
Roger Lessman.

     EIGHTH.  The number of directors
constituting the initial board of
directors of the corporation is four
(4), and the names and addresses of
the persons who are to serve as
directors until the first annual
meeting of shareholders or until
their successors are elected and
shall qualify are:

     Name
Address

     Warrin C. Meyers
Clanrim Corporation
     Suite 511
     One Plymouth Meeting
     Plymouth Meeting, PA 19462

     Henry A. Jordan
     Clanrim Corporation
     Suite 511
     One Plymouth Meeting
     Plymouth Meeting, PA 19462

     Langhorn B. Smith
     Clanrim Corporation
     Suite 511
     One Plymouth Meeting
     Plymouth Meeting, PA 19462

     James J. Vincenzo
     Clanrim Corporation
     Suite 511
     One Plymouth Meeting
     Plymouth Meeting, PA 19462

     NINTH:  The name and address of
the incorporator is:  Stewart H.
McConaughy, 109 South Winooski
Avenue, Burlington, Vermont 05402.

     Dated at Burlington, County of
Chittenden and State of Vermont, this
29th day of February, 1988.


/s/ Stewart H. McConaughy

Stewart H. McConaughy

Exhibit 3.42
BYLAWS

OF

MOUNTAIN WASTEWATER TREATMENT, INC.

Adopted: August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of
Vermont. The headings of Articles and
Sections in these Bylaws are for
convenience only, and shall not be
taken into account in construing
these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Vermont and the
municipality or other place in
Vermont where it is located are set
forth in the Articles of
Incorporation. The principal office
and place of business of this
corporation, within or without
Vermont, shall be at such place as
the Board of Directors shall from
time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Vermont" and
the year of its incorporation so
engraved on its face that it may be
embossed on paper by pressure,
provided that the Board of Directors
may adopt a wafer seal in any form in
respect of any particular document,
in which case such wafer seal affixed
to such document shall be the
corporate seal of this corporation
thereon for all purposes provided by
law.  The Clerk shall have custody of
the corporate seal and he or the
Secretary may affix the same to
documents requiring it and attest the
same.  The Clerk may permit the
President or Secretary to keep a
duplicate of the corporate seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Vermont corporate
law, either personally or by mail, by
or at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Vermont
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Vermont
corporate law, any corporate action
shall be authorized by a majority of
the votes cast at the meeting by the
holders of shares entitled to vote on
the subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Vermont.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in these Bylaws, and as
shall be determined from time to time
by the Board of Directors.  Each
officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Vermont
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A. Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.43
STATE OF MAINE
Certificate of Organization of a
Corporation under the General Law

The undersigned, officers of a
corporation organized at Waterville,
Maine at a meeting of the signers of
the articles of agreement therefor,
duly called and held at 44 Elm Street
in the City of Waterville on
Thursday, the 25th day of June, A.D.
1970 hereby certify as follows:
The name of the corporation is
MOUNTAINSIDE.
The purposes of said corporation are:

To undertake, do, engage in, transfer
and carry on any and all kinds of
manufacturing, mechanical,
mercantile, trading, contracting,
commercial, building, agricultural,
logging, lumbering, mining, quarrying
and real estate business; and any and
all other kinds of business
incidental, ancillary, related,
pertaining, necessary or proper to or
connected with any one or all of the
purposes and kinds of business in
this clause mentioned.

Directors need not be stockholders.

Said corporation is located at
Sugarloaf Township, in the County of
Franklin.

The number of directors is six and
their names are H. King Cummings,
Joseph Sewall, Robert Bass, George
Cary, Benjamin Butler and James
Flint.

The name of the clerk is Benjamin
Butler and his residence is
Farmington, Maine.

The undersigned, H. King Cummings is
president; the undersigned H. King
Cummings of Guilford, Maine is
treasurer; and the undersigned H.
King Cummings, Joseph Sewall, Robert
Bass, George Cary, Benjamin Butler
and James Flint are a majority of the
directors of said corporation.

Witness our hands this 25th day of
June, A.D. 1970.

/s/ H. King Cummings, President
/s/ H. King Cummings, Treasurer

Directors

/s/ H. King Cummings
/s/ George G. Cary
/s/ Joseph Sewall
/s/ Robert Bass
/s/ James P. Flint
/s/ Benjamin Butler

Kennebec, SS   June 25, A.D. 1970

Then personally appeared H. King
Cummings, Joseph Sewall, Robert Bass,
George Cary, Benjamin Butler and
James Flint

and severally made oath to the
foregoing certificate, that the same
is true.

Before me,

/s/ Robert A. Marden, Justice of the
Peace

STATE OF MAINE

Attorney General's Office     July 8,
A.D. 1970

I hereby certify that I have examined
the foregoing certificate, and the
same is properly drawn and signed,
and is conformable to the
constitution and laws of the State.

John W. Benoit, Jr.
Deputy Attorney General

For Use By The Secretary of State
File No.  19700207d
Fee Paid $10
C.B.
Date 5-20-87
For Use By The Secretary of State
Filed April 7, 1987
Deputy Secretary of State
A True Copy When Attested by
Signature

Deputy Secretary of State


STATE OF MAINE
ARTICLES OF AMENDMENT
(Amendment Pursuant to Court Order)
of
MOUNTAINSIDE


Pursuant to 13-A M.R.S.A.  807 and
810, the undersigned corporation
adopts these Articles of Amendment:

FIRST:    Outstanding shares were not
          entitled to vote on the
          Amendment set out in
          Exhibit 1 attached hereto.

SECOND:   The Amendment was approved
          and directed to be filed by
          Order of the United States
          Bankruptcy Court for the
          District of Maine, dated
          April 3, 1987, in Chapter
          11 Case Nos. 186-00094 and
          186-00095 captioned In re
          Sugarloaf Mountain
          Corporation and
          Mountainside, Debtors.

THIRD:    The Amendment does not
          provide for any exchange,
          reclassification or
          cancellation of issued
          shares.

FOURTH:   The Amendment does not
          change the number of par
          values of authorized
          shares.

FIFTH:    The name of the clerk and
          the corporation's
          registered office appearing
          on the record in the
          Secretary of State's Office
          are:  Robert A. Marden, 44
          Elm Street, Waterville,
          Maine 04901.

SIXTH:    The name of the new clerk
          and the corporation's new
          registered office are:
          Robert H. Turner, Sugarloaf
          Mountain Corporation, Town
          of Carrabassett Valley,
          Maine 04947.

DATED:    April 4, 1987

MOUNTAINSIDE

By:
Warren C. Cook, President

EXHIBIT 1 TO ARTICLES OF AMENDMENT
OF MOUNTAINSIDE DATED APRIL 4, 1987

           Amendment to Articles of
               Incorporation of
                 Mountainside

1.   The list of Directors is deleted
     in its entirety and the
     following is inserted in its
     place:

     The number of Directors
     constituting the entire Board of
     Directors shall be eighteen (18)
     and the names and addresses of
     the persons who shall serve as
     Directors until the next annual
     meeting of the Stockholders and
     until their successors are
     elected and shall qualify are:
Warren C. Cook      Stephen W. Foss
Sugarloaf Mountain  Foss
Manufacturing
Corporation         231 Neck Road
Kingfield, ME 04947 Wardhill, P.O.
               Box 277
H. King Cummings    Haverhill, MA
01830
Sugarloaf Mountain
Corporation
Kingfield, ME 04947 James Michael
Seed
               192 Cedar Street
Kenneth Nelson      East Greenwich,
RI 02818
Nelson & Smell
212 Canco Road      Paul Bucha
Portland, ME 04103  Port Liberte
               The Sperry Group
Duane D. Fitzgerald 30 Montgomery
St., Suite 1320
746 High Street     Jersey City, NJ
07032
P.O. Box 651
Bath, ME 04530      William S. Dodge
               Classic Oldsmobile
Cadillac
J. Michael Conley   Route 1 at Depot
Road
746 High Street     Falmouth, ME
04105
P.O. Box 651
Bath, ME 04530      Joseph O'Donnell
               96 Broadway
Peter Webber        Boston, MA 02116
The Sugarloaf Inn
Resort              Jerry Muth
Carrabassett Valley,     Sugarloaf
Mountain Corporation
ME 04947       Kingfield, ME 04947

Arthur M. Sibley    F. Gordon Hamlin
The Sugarloaf Inn   The Dartmouth
Company
Resort              486 Congress
Street
Carrabassett Valley,     P.O. Box
4570
ME 04947       Portland, ME 04412

Joseph Sewall
James W. Sewall Company
147 Center Street
Old Town, ME 04468  Lloyd Cutler
               Carrabassett Valley,
ME 04947
Charles D. McKee
Tucker Anthony      Paul Choquette
413 Congress Street 7 Jackson Walkway
Portland, ME 04101  Providence, RI
02903


2.        The name of the Clerk and
          the address of the
          registered office are
          deleted in their entirety
          and the following is
          inserted in their place:

          The name of its Clerk and
          address of its registered
          office are:  Robert H.
          Turner, Sugarloaf Mountain
          Corporation, Town of
          Carrabassett Valley, Maine
          04947.

I, Warren C. Cook, hereby certify,
this 4th day of April, 1987, that the
Amendment annexed hereto as Exhibit 1
was adopted and these Articles of
Amendment were directed to be
executed and filed by me by Order of
the United States Bankruptcy Court
for the District of Maine, dated
April 3, 1987, in Chapter 11 Case
Nos. 186-00094 and 186-00095,
captioned In re Sugarloaf Mountain
Corporation and Mountainside,
Debtors, which Order confirmed the
Joint Plan of Reorganization of
Sugarloaf Mountain Corporation and
Mountainside dated February 24, 1987.
Warren C. Cook

For Use By The Secretary of State
File No.19700207D
Fee Paid  $35
C.B.
Date Mar. 4, 1991
For Use By The Secretary of State
Filed February 28, 1991
Deputy Secretary of State
A True Copy When Attested by
Signature

Deputy Secretary of State

ARTICLES OF AMENDMENT
(Amendment by Shareholders
Voting as One Class)

Pursuant to 13-A M.R.S.A.  805 and
807,
the undersigned corporation adopts
these
Articles of Amendment:


FIRST:    All outstanding shares were
          entitled to vote on the
          following amendment as one
          class.

SECOND:   The amendment set out in
          Exhibit A attached was
          adopted by the shareholders
          (circle one)

     A.   at a meeting legally called
          and held on, OR

     B.   by unanimous written
          consent on October 22, 1990

THIRD:    Shares outstanding and
          entitled to vote and shares
          voted for and against said
          amendment were:
Number of Shares
Outstanding         Number
and Entitled to Vote     Voted For
          Voted Against
98               98          -0-

FOURTH:   If such amendment provides
          for exchange,
          reclassification or
          cancellation of issued
          shares, the manner in which
          this shall be effected is
          contained in Exhibit B
          attached if it is not set
          forth in the amendment
          itself.

FIFTH:    If the amendment changes
          the number of par values of
          authorized shares, the
          number of shares the
          corporation has authority
          to issue thereafter, is as
          follows:

Class       Series (If  Number of   Par Value
            Any)        Shares      (If Any)

          The aggregate par value of
          all such shares (of all
          classes and series) having
          par value is $ __.

          The total number of all
          such shares (of all classes
          and series) without par
          value is __shares.

SIXTH:    Address of the registered
          office in Maine:  Sugarloaf
          Mountain Corporation, Town
          of Carrabassett Valley,
          Maine 04947

MUST BE COMPLETED FOR VOTE OF
SHAREHOLDERS
I certify that I have custody of the
minutes showing the above action by
the shareholders.

 (Signature of clerk, secretary or
asst. secretary)


MOUNTAINSIDE

By:*      /s/ Robert H. Turner
     (signature)

     Robert H. Turner, Clerk
     (type or print name and
     capacity)

Dated:  October 22, 1990
*In addition to any certification of
custody of minutes this document MUST
be signed by (1) the Clerk OR (2) the
President or a vice-president AND the
Secretary, an assistant secretary or
other officer the bylaws designate as
second certifying officer OR (3) if
no such officers, a majority of the
directors or such directors
designated by a majority of directors
then in office OR (4) if no
directors, the holders, or such of
them designated by the holders of
record of a majority of all
outstanding shares entitled to vote
thereon OR (5) the holders of all
outstanding shares.

NOTE:  This form should not be used
if any class of shares is entitled to
vote as a separate class for any of
the reasons set out in  806, or
because the articles so provide.  For
vote necessary for adoption see
805.

EXHIBIT A TO ARTICLES OF AMENDMENT
OF MOUNTAINSIDE

VOTED:    To amend the Articles of
          Incorporation (formerly
          styled "Certificate of
          Organization"), as amended,
          of this Corporation as
          follows:

          The list of Directors is
          deleted in its entirety and
          the following is inserted
          in its place:

"DIRECTORS

A.  Number

               (a)  The number of
          Directors constituting the
          entire Board of Directors
          of the Corporation shall be
          not less than three (3) nor
          more than twenty-one (21).
          The exact number of
          Directors within the
          minimum and maximum
          limitations specified in
          the preceding sentence
          shall be fixed from time to
          time by the Board of
          Directors pursuant to a
          resolution  adopted by a
          majority of the entire
          Board of Directors, but no
          decrease in the number of
          Directors constituting the
          Board of Directors shall
          shorten the term of any
          incumbent Director.  At the
          1990 annual meeting of
          stockholders, the Directors
          shall be divided into three
          classes, as nearly equal in
          number as possible, with
          the term of office of the
          first class to expire at
          the 1991 annual meeting of
          stockholders, the term of
          office of the second class
          to expire at the 1992
          annual meeting of
          stockholders and the term
          of office of the third
          class to expire at the 1993
          annual meeting of
          stockholders, and with each
          class to hold office until
          its successors are elected
          and qualified.  At each
          annual meeting of
          stockholders following such
          initial classification and
          election, Directors elected
          to succeed those whose
          terms expire shall be
          elected for a term of
          office to expire at the
          third succeeding annual
          meeting of stockholders
          after their election.

               (b)  Newly created
          directorships resulting
          from any increase in the
          authorized number of
          Directors or any vacancies
          in the Board of Directors
          resulting from death,
          resignation, retirement,
          disqualification, removal
          from office or other cause
          shall only be filled by a
          majority vote of the
          Directors then in office
          though less than a quorum,
          and Directors so chosen
          shall hold office for a
          term expiring at the annual
          meeting of stockholders at
          which the term of the class
          to which they have been
          elected expires."

Exhibit 3.44
BYLAWS

OF

MOUNTAINSIDE

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.45
For Use by the Secretary of State
File No. 840028D
Fee Paid $120 & $50
C.B.
Date 7-15-83
For Use by the Secretary of State
FILED
July 5, 1983
/s/ Carol E. Hanks
Deputy Secretary of State
A True Copy When Attested by
Signature
Deputy Secretary of State

STATE OF MAINE

ARTICLES OF INCORPORATION
OF SUGARTECH


Pursuant to 13-A M.R.S.A.  403, the
undersigned, acting as
incorporator(s) of a corporation,
adopt(s) the following Articles of
Incorporation:

FIRST:    The name of the corporation
          is Sugartech and it is
          located in Maine at
          Carrabassett Valley

SECOND:   The name of its Clerk, who
          must be a Maine resident,
          and the registered office
          shall be: Harold E.
          Woodsum, Jr., 900 Maine
          Savings Plaza, Portland,
          Maine 04101

THIRD:    ("X" one box only)

  x. a.   The number of directors
     constituting the initial board
     of directors of the corporation
     is six (See  703.1.A.)

     b.    If the initial directors
     have been selected, the names
     and addresses of the persons who
     are to serve as directors until
     the first annual meeting of the
     shareholders or until their
     successors are elected and shall
     qualify are:

     NAME
     ADDRESS

_    There shall be no directors
     initially; the shares of the
     corporation will not be sold to
     more than twenty (20) persons;
     the business of the corporation
     will be managed by the
     shareholders.  (See 703,1.B.)

FOURTH:  ("X" one box only)

     The board of directors  x is
     __is not authorized to increase
     or decrease the number of
     directors.

     If the board is so authorized,
     the  minimum number, if any,
     shall be one director, (See
     703.1.A.)  and the maximum
     number, if any, shall be 15
     directors.

FIFTH:  x There shall be two or more
classes of shares

     The information required by
403 concerning each such class is set
out in Exhibit A attached hereto and
made a part hereof.

SUMMARY

The aggregate par value of all
authorized shares (of all classes)
having a par value is $200,000.00

The total number of authorized shares
(of all classes) without par value is
100,000 shares

SIXTH:    ("X" one box only)
          Meetings of the
          shareholders  x may  _ may
          not be held outside of the
          State of Maine.

SEVENTH:  ("X" if applicable) x There
          are no preemptive rights.

EIGHTH:   Other provisions of these
          articles, if any, including
          provisions for the
          regulation of the internal
          affairs of the corporation,
          are set out in Exhibit _
          attached hereto and made a
          part hereof.

INCORPORATORS       DATED:  July 1,
1983

/s/ Harold E. Woodsum, Jr.
Harold E. Woodsum, Jr.
(residence address)

RR 5, Box 70, Cape Elizabeth, ME
          04107

For Corporate Incorporators*

Name of Corporate Incorporator

By:
Street
(signature of officer)
(type or print name and capacity)
(principal business location)
(city, state and zip code)

*Articles are to be executed as
          follows:

If a corporation is an incorporator
( 402), the name of the corporation
should be typed and signed on its
behalf by an officer of the
corporation.  The articles of
incorporation must be accompanied by
a certificate of an appropriate
officer of the corporation certifying
that the person executing the
articles on behalf of the corporation
was duly authorized to do so.

SUBMIT COMPLETED FORMS TO:  SECRETARY
OF STATE, STATION #101, AUGUSTA, ME
04333-0101; ATTN: CORPORATE EXAMINING
SECTION; TEL. (207) 289-4195

Exhibit A
Provisions Concerning the Shares of
the Corporation

     The total number of shares of
all classes which the corporation
shall have authority to issue is
three hundred thousand (300,000)
shares, to be divided into two
classes consisting of (a) one hundred
thousand (100,000) preferred shares,
without par value (hereinafter
designated "Preferred Shares"), and
(b) two hundred thousand (200,000)
common shares, par value $1.00 per
share (hereinafter designated "Common
Shares").

Section I
Preferred Shares

     The Preferred Shares may be
issued from time to time in one or
more series with such distinctive
serial designations, at such price or
prices and for such other
consideration as may be fixed by the
Board of Directors.  The Preferred
Shares of all series shall be in all
respects entitled to the same
preferences, rights and privileges
and subject to the same
qualifications, limitations and
restrictions, except that different
series of Preferred Shares may vary
with respect to those provisions as
shall be determined and fixed by the
Board of Directors as hereinafter
provided in this Section I.  All the
shares of any one series shall be
alike in every particular.  In no
event shall any share of any series
of Preferred Shares be entitled to
more than one vote.

     The Board of Directors is hereby
expressly empowered, subject to the
other provisions of this Article
FIFTH, to determine and fix by
resolution or resolutions providing
for the issuance of such series:

(a)  The number of shares to
constitute each such series and the
designation thereof;

(b)  The voting powers, full, limited
or contingent, if any, to which
holders of shares of any series of
Preferred Shares shall be entitled;

(c)  The dividend rate or rates, the
conditions and dates upon which such
dividends shall be payable, the
relation which such dividends shall
bear to the dividends payable on any
other class or classes or series of
shares, and whether such dividends
shall be cumulative or noncumulative;

(d)  Whether or not the shares of
such series shall be redeemable and,
if redeemable, the redemption price
and the terms and conditions thereof;

(e)  The amount, in any, which the
shares of any such series shall be
entitled to receive before any
distribution or payment shall be made
to holders of the Common Shares, in
the event of any liquidation of the
corporation, whether voluntary or
involuntary;

(f)  Whether or not the shares of
such series shall be subject to the
operation of retirement or sinking
funds to be applied tot he purchase
or redemption of such shares and, if
such funds are established, the
annual amount thereof and the terms
and provisions relative to the
operation thereof;

(g)  Whether or not the shares of
such series shall be convertible
into, or exchangeable for, shares of
any other class or classes or of any
other series of the same or any other
class of shares of the corporation,
and, if convertible or exchangeable,
the conversion price or prices or
rate or rates of conversion or
exchange and such other terms and
conditions of conversion or exchange
as shall be stated in said resolution
or resolutions; and

(h)  Such other designations,
preferences, limitations and relative
rights, authorized by the laws of the
State of Maine as it may deem
advisable and as shall be stated in
said resolution or resolutions.

SECTION II

Provisions Applicable to All Classes
of Shares

     Each holder of Common Shares
shall have one vote on all matters
voted upon by shareholders for each
such share held by such holder.
Except as otherwise expressly
provided by law or by the Board of
Directors pursuant to Section I of
this Article FIFTH, the holders of
Common Shares shall have the sole
voting power.  No holder of any of
the shares of the corporation shall
be entitled as of right to purchase
or subscribe for any unissued or
reacquired shares of any class, or
any additional shares of any class to
be issued by reason of any increase
of any class of the authorized shares
of the corporation, or any securities
convertible into shares of any class,
but any such unissued or reacquired
shares or such additional authorized
issue of any shares or issue of
convertible securities may be issued
and disposed of pursuant to
resolutions of the Board of Directors
to such persons, firms, corporations
or associations, and upon such terms
as may be deemed advisable by the
Board of Directors in the exercise of
its discretion.

Exhibit 3.46
BYLAWS

OF

SUGARTECH

Adopted:  August 1, 1996

ARTICLE I

Name

     Section 1.  Name.  The name of
this corporation is stated in the
Articles of Incorporation.

ARTICLE II

References, Locations and Seal

     Section 1.  References.
References in these Bylaws to the
Articles of Incorporation shall mean
this corporation's Articles of
Incorporation or Articles of
Association, as applicable, as
amended from time to time as on file
with the Secretary of State of Maine.
The headings of Articles and Sections
in these Bylaws are for convenience
only, and shall not be taken into
account in construing these Bylaws.

     Section 2.  Office and Location.
The registered office of this
corporation in Maine and the
municipality or other place in Maine
where it is located are set forth in
the Articles of Incorporation. The
principal office and place of
business of this corporation, within
or without Maine, shall be at such
place as the Board of Directors shall
from time to time fix.

     Section 3.  Seal.  The seal of
this corporation shall be circular in
form with the name of the
corporation, the word "Maine" and the
year of its incorporation so engraved
on its face that it may be embossed
on paper by pressure, provided that
the Board of Directors may adopt a
wafer seal in any form in respect of
any particular document, in which
case such wafer seal affixed to such
document shall be the corporate seal
of this corporation thereon for all
purposes provided by law.  The Clerk
shall have custody of the corporate
seal and he or the Secretary may
affix the same to documents requiring
it and attest the same.  The Clerk
may permit the President or Secretary
to keep a duplicate of the corporate
seal.

ARTICLE III

Meetings of Shareholders

     Section 1.  Place.  All meetings
of shareholders shall be held at the
registered office of the corporation
or at such other place as shall be
fixed (i) by the Board of Directors,
(ii) by the person or persons calling
the meeting, or (iii) in waivers of
notice of the meeting signed by all
persons entitled to notice thereof.

     Section 2.  Date of Annual
Meeting.  The annual meeting of
shareholders shall be held on the
third Tuesday of April in each year,
if not a legal holiday, and if a
legal holiday, then on the next
business day following, at 10:00
A.M., Local Time, or at such other
hour as may be fixed by the President
or Board of Directors, for the
election of a Board of Directors, and
for the transaction of such other
business as may properly come before
the meeting.  The annual meeting of
shareholders may likewise be held at
any date and time fixed by the
President or Board of Directors
during a period of 30 days after the
date hereinabove specified.  If there
shall be a failure for whatever
reason to hold the annual meeting for
a period of 30 days after the date
hereinbefore specified, a substitute
annual meeting of shareholders may be
called by any person or persons
entitled to call a special meeting of
shareholders.

     Section 3.  Call of Special
Meetings.  Special meetings of
shareholders for any purpose or
purposes may be called to be held at
the date and time fixed in the call
by the President, the Chairman of the
Board of Directors (if any), a
majority of the Board of Directors,
or the holders of not less than 50%
of the shares entitled to vote at the
meeting.

     Section 4.  Notice.  Unless
waived in the manner prescribed by
law, written notice stating the
place, day and time of the meeting
and, in case of a special meeting or
when otherwise required by applicable
law, the purpose or purposes for
which the meeting is called, shall be
delivered within the time period
prescribed under Maine corporate law,
either personally or by mail, by or
at the direction of the President,
Secretary, Clerk, or the officer or
persons calling the meeting, to each
shareholder of record entitled to
vote at such meeting, and to
shareholders of record not entitled
to vote when required by Maine
corporate law.

ARTICLE IV

Quorum and Voting of Shares

     Section 1.  Quorum.  The holders
of a majority of the shares entitled
to vote thereat shall constitute a
quorum at a meeting of shareholders.

     Section 2.  Votes.  Except as
otherwise provided by Maine corporate
law, any corporate action shall be
authorized by a majority of the votes
cast at the meeting by the holders of
shares entitled to vote on the
subject matter.  In elections of
Directors, those candidates who
receive the greatest number of votes
cast at the meeting by the holders of
shares entitled to vote to elect
Directors, even though not receiving
a majority of the votes cast, shall
be deemed elected.

ARTICLE V

Directors

     Section 1.  Number and Term.
The number of Directors shall be
fixed by resolution of the
shareholders or the Board of
Directors within the limits specified
in the Articles of Incorporation.
The Directors shall be elected at the
annual meeting of the shareholders,
and each Director so elected shall
hold office for one year and until
the next succeeding annual meeting
and until his successor shall have
been elected and qualified, or until
his earlier resignation, removal from
office, death or incapacity.

     Section 2.  Vacancies,
Resignation and Removal.  Any vacancy
in the Board of Directors, including
newly created directorships created
by an increase in the number of
Directors, may be filled by a
majority of the remaining Directors
or by the sole remaining Director.
Any Director may resign his office by
delivering a written resignation to
the President or Clerk.

     Section 3.  Powers.  In the
management and control of the
business, property and affairs of the
corporation, the Board of Directors
is hereby vested with the power to
authorize any and all corporate
action, except when shareholder
action is specifically required by
the Articles of Incorporation or
these Bylaws.

ARTICLE VI

Meetings of the Board of Directors

     Section 1.  Annual Meeting.  The
first meeting of each newly elected
Board of Directors, which shall be
the Annual Meeting of the Board of
Directors, shall be held at such time
and place as shall be fixed by the
shareholders at their meeting
electing them, or if no such time and
place are so fixed, said first
meeting shall be held at the place of
and immediately following such
meeting of shareholders.  In either
event, no notice of such meeting
shall be necessary.  Such meeting of
the Board of Directors may also
convene at such place and time as
shall be fixed by the consent in
writing of all the Directors.

     Section 2.  Regular Meetings.
Regular meetings of the Board of
Directors may be held at such time
and place as shall from time to time
be fixed by the Board of Directors.
Unless action is to be taken with
respect to the Articles of
Incorporation or Bylaws, no notice of
such regular meetings shall be
necessary.

     Section 3.  Special Meetings.
Special meetings of the Board of
Directors may be called by the
Chairman of the Board of Directors
(if any), President, Clerk, or
Secretary.  The person or persons
calling the special meeting shall fix
the time and place thereof.

     Section 4.  Notice; Generally.
Notice of each special meeting of the
Board of Directors shall be given to
each Director who has not signed a
waiver of notice before or after the
meeting. Notices of meetings of the
Board of Directors shall be given by
the Clerk or Secretary or the person
or persons calling the meeting.
Neither the business to be transacted
at nor the purpose of the meeting
need be specified in the notice
unless otherwise required.  The
giving of notice of a special meeting
of the Board of Directors by or at
the direction of the person or
persons authorized to call the same
shall constitute the call thereof.

     Section 5.  Notice; When and How
Given.  Notice of meetings of the
Board of Directors may be given by
any of the following methods within
the time period specified for that
method:

     (a) by depositing a copy of the
     notice in the United States
     mail, first class postage
     prepaid, addressed to the
     Director at his usual or last
     known business or residence
     address, at least 3 business
     days before the meeting;

     (b) by delivering a copy of the
     notice to a recognized overnight
     delivery or express service
     addressed to the Director at his
     usual or last known business or
     residence address, including
     street or the like in the
     address, at least 2 business
     days before the meeting;

     (c) by delivering a copy of the
     notice in hand to the Director
     at least 24 hours before the
     meeting;

     (d) by reading or causing to be
     read the notice over the
     telephone to the Director at
     least 24 hours before the
     meeting;

     (e) by sending a telegram
     containing the contents of the
     notice addressed to the Director
     at his usual or last known
     business or residence address at
     least 2 business days before the
     meeting;

     (f) by transmitting the contents
     of the notice by telecopy, fax
     or any other electronic means
     for the simultaneous or
     substantially simultaneous
     transmission of data to a
     telephone or other number held
     out by the Director as a number
     maintained by him for the
     receipt of the means of
     transmission selected at least
     24 hours before the meeting; or

     (g) by sending a copy of the
     notice by any usual means of
     communication addressed to the
     Director at his usual or last
     known business or residence
     address, including street or the
     like in the address, at least 3
     business days before the
     meeting.

Notice to any Director actually
received by him at least 24 hours
before the meeting shall be deemed
sufficient, notwithstanding the
method or means of communication
selected or the time when sent.  For
the purposes of this Section, a
"business day" is any day other than
a Saturday, Sunday or legal holiday
in Maine.

ARTICLE VII

Executive and Other Committees

     Section 1.  Establishment;
Authority.  The Board of Directors,
by a resolution adopted by a majority
of the Directors then in office, may
designate from among its members an
executive committee and other
committees, each consisting of 2 or
more Directors, and may delegate to
such  committee or committees any
part or all of the authority of the
Board of Directors.

     Section 2.  Procedures.
Vacancies in the membership of a
committee shall be filled by
resolution adopted by a majority of
the Directors then in office.
Committees shall keep minutes of
their proceedings and report the same
to the Board of Directors.  Members
of a committee may be removed from
office, with or without cause, by
resolution adopted by a majority of
the Directors then in office.  Any
person or persons authorized to call
a meeting of the Board of Directors,
as well as the chairman of a
committee or the committee itself,
may call a meeting of a committee.
Except as hereinbefore otherwise
provided, so far as applicable, the
provisions of these Bylaws relating
to the calling, noticing and conduct
of meetings of the Board of Directors
shall govern the calling, noticing
and conduct of meetings of
committees.


ARTICLE VIII

Officers

     Section 1.  Number.  The
officers of the corporation shall be
elected by the Board of Directors and
shall be a President, a Clerk, a
Secretary and a Treasurer.  The Board
of Directors may also elect one or
more Vice Presidents (one of whom may
be designated by the Board of
Directors as the Executive Vice
President), and one or more Assistant
Secretaries and Assistant Treasurers.

     Section 2.  When Chosen;
Qualifications; Term.  The Board of
Directors at its initial meeting
after the incorporation of the
corporation and at each Annual
Meeting thereafter shall elect said
officers, who shall hold office until
the next Annual Meeting of the Board
of Directors and thereafter until
their successors are chosen and have
qualified, or until their earlier
death, resignation or removal from
office; provided that the Clerk shall
not be elected annually and shall
hold office until his death or a
change of Clerk is made.  No officer
must also be a Director.

     Section 3.  Authority and
Duties.  Each officer shall have such
authority and perform such duties as
are set forth in the Maine Business
Corporation Act or in these Bylaws,
and as shall be determined from time
to time by the Board of Directors.
Each officer shall also have such
authority and perform such duties as
are usually incumbent upon his office
except as the same may be limited
from time to time by the Board of
Directors.

     Section 4.  Compensation of
Officers.  The compensation of all
officers of the corporation shall be
fixed by the Board of Directors.

     Section 5.  President.  The
President shall be the chief
executive officer of the corporation,
shall preside at all meetings of the
shareholders and of the Board of
Directors at which he is present, and
shall see that all orders and
resolutions of the Board of Directors
are carried into effect.

     Section 6.  Vice President.  The
Vice President, if any, or if there
shall be more than one, the Vice
Presidents in the order determined by
the Board of Directors, shall, in
case of the absence or disability of
the President, have the authority and
perform the duties of the President.
If the Board of Directors shall elect
an Executive Vice President, it shall
be presumed that he is the Vice
President determined by the Board of
Directors first to act in case of the
absence or disability of the
President.

     Section 7.  Secretary.  The
Secretary or the Clerk shall attend
all meetings of the Board of
Directors and record all the
proceedings of the Board of Directors
in a book kept for that purpose.  The
Secretary shall perform like duties
for the executive committee.  In case
of the absence or disability of the
Secretary, or if the corporation
shall have no Secretary, all of the
powers of the Secretary may be
exercised by the Clerk.  The Clerk,
Secretary or an Assistant Secretary
may certify all votes, resolutions
and actions of the shareholders and
the Board of Directors and its
committees.

     Section 8.  Assistant
Secretaries.  The Assistant
Secretary, or if there be more than
one, the Assistant Secretaries, in
the order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Secretary, have the authority and
perform the duties of the Secretary.

     Section 9.  Treasurer.  The
Treasurer shall have the  custody of
the corporate funds and securities,
and shall deposit all such funds in
the name and to the credit of the
corporation in such depositories as
may be designated by the Board of
Directors.  The Treasurer shall keep
or cause to be kept all books and
records of account and shall prepare
or cause to be prepared all financial
statements required by Maine
corporate law, the Board of Directors
or good accounting practices.  The
Treasurer shall render to the Board
of Directors, whenever required,
accounts of all corporate financial
transactions and of the financial
condition of the corporation.

     Section 10.  Assistant
Treasurers.  Except as hereinbefore
provided, the Assistant Treasurer,
or, if there shall be more than one,
the Assistant Treasurers, in the
order determined by the Board of
Directors, shall, in case of the
absence or disability of the
Treasurer, have the authority and
perform the duties of the Treasurer.

ARTICLE IX

Voting Shares of Other Corporations

     Section 1.  Voting Shares of
Other Corporations.  The Chairman of
the Board of Directors, if any, the
President, any Vice President, the
Secretary, the Treasurer and the
Clerk of this corporation, in that
order, shall have authority to vote
shares of other corporations standing
in the name of this corporation, and
the President, Secretary or Clerk is
authorized to execute and deliver in
the name and on behalf of this
corporation proxies appointing any
one or more of the foregoing officers
as the proxy agents of this
corporation.

ARTICLE X

Lost Stock Certificates

     Section 1.  Lost Stock
Certificates.  The Board of Directors
may authorize, generally or in a
specific case, the appropriate
officers to execute and deliver a
replacement certificate for shares of
this corporation in substitution for
any certificate for shares
theretofore issued alleged to have
been lost, destroyed or stolen.
Unless waived by the Board of
Directors, the officers executing the
replacement certificate shall require
the registered holder thereof to sign
and swear to an affidavit of loss and
indemnity agreement in such form as
shall be prescribed by the Clerk.  In
addition, the Board of Directors may
prescribe such other terms and
conditions precedent to the issuance
of replacement certificates,
including without limitation the
requirement of further indemnities
and surety bonds or insurance
policies, as it deems appropriate to
protect the corporation and its
officers and agents from any claim
that may be made against it or them
with respect to any such certificate
alleged to have been lost, destroyed
or stolen.  The powers and duties of
the Board of Directors prescribed in
this ARTICLE X may be delegated in
whole or in part to any registrar or
transfer agent for this corporation.

ARTICLE XI

Transfers and Registration of Shares

     Section 1.  Stock Transfer
Books.  Upon surrender to  the
corporation or the transfer agent of
the corporation of a certificate
representing shares duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, a new certificate shall
be issued to the person entitled
thereto, and the old certificate
cancelled and the transaction
recorded in the original stock
transfer books of the corporation,
provided that the provisions of
Article XV of these Bylaws respecting
restrictions on transfers of shares
have been complied with.  The
original issue of shares of this
corporation  shall likewise be
recorded in the original stock
transfer books of the corporation.

     Section 2.  Registered
Shareholders.  The corporation shall
be entitled to recognize the person
or persons shown on its original
stock transfer books as the owner of
shares as the exclusive and only
owner thereof for all purposes,
including without limitation the
right to (i) receive dividends and
other distributions; (ii) vote; and
(iii) examine lists, books, minutes
or other materials relating to the
corporation.   The corporation shall
not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person not noted in its
original stock transfer books,
whether or not it shall have express
or other notice thereof.

ARTICLE XII

Indemnification

     Section 1.  Definitions.  For
all purposes of this Article, (i) the
term "Officer" (when capitalized, but
not otherwise) shall mean any person
who is or was a Director, the
President, the Treasurer, the
Secretary or the Clerk of this
corporation;  (ii) the term
"Employee" (when capitalized, but not
otherwise) shall mean any other
person (whether or not a common law
employee) who is or was an officer,
employee or agent of this
corporation, or is or was serving at
the request of this corporation as a
director, officer, trustee, partner,
fiduciary, employee or agent of
another corporation, partnership,
joint venture, trust, pension or
other employee benefit plan, or other
enterprise; and (iii) the term
"Claimant" (when capitalized, but not
otherwise) shall mean any Officer or
Employee seeking indemnification
under this Article.

     Section 2. Indemnification.
This corporation shall in all cases
indemnify any Officer, and shall have
power exercisable by its Board of
Directors as provided in Section 5
hereof to indemnify any Employee, who
was or is a party or is threatened to
be made a party to any threatened,
pending or completed action, suit or
proceeding, whether civil, criminal,
administrative or investigative, by
reason of the fact that the Claimant
is or was an Officer or Employee,
against expenses, including
attorneys' fees, judgments, fines and
amounts paid in settlement to the
extent actually and reasonably
incurred by the Claimant in
connection with such action, suit or
proceeding; provided that no
indemnification may be provided for
any Claimant with respect to any
matter as to which the Claimant shall
have been finally adjudicated:

     A.   Not to have acted honestly
     or in the reasonable belief that
     the Claimant's action was in or
     not opposed to the best
     interests of this corporation or
     its shareholders or, in the case
     of a Claimant serving as a
     fiduciary of an employee benefit
     plan or trust, in or not opposed
     to the best interests of that
     plan or trust, or its
     participants or beneficiaries;
     or

     B.   With respect to any
     criminal action or proceeding,
     to have had reasonable cause to
     believe that the Claimant's
     conduct was unlawful.

The termination of any action, suit
or proceeding by judgment, order or
conviction adverse to the Claimant,
or by settlement or plea of nolo
contendere or its equivalent, shall
not of itself create a presumption
that the Claimant did not act
honestly or in the reasonable belief
that the Claimant's action was in or
not opposed to the best interests of
this corporation or its shareholders
or, in the case of a person serving
as a fiduciary  of an employee
benefit plan or trust, in or not
opposed to the best interests of that
plan or trust or its participants or
beneficiaries and, with respect to
any criminal action or proceeding,
had reasonable cause to believe that
the Claimant's conduct was unlawful.

     Section 3.  Derivative Actions.
Notwithstanding any provision of
Section 2 hereof, this corporation
shall not indemnify any person with
respect to any claim, issue or matter
asserted by or in the right of this
corporation as to which the Claimant
is finally adjudicated to be liable
to this corporation unless the court
in which the action, suit or
proceeding was brought shall
determine that, in view of all the
circumstances of the case, the
Claimant is fairly and reasonably
entitled to indemnity for such
amounts as the court shall deem
reasonable.

     Section 4.  When Defense
Successful.  Any provisions of
Sections 2, 3 or 5 hereof to the
contrary notwithstanding, to the
extent that a Claimant has been
successful on the merits or otherwise
in defense of any action, suit or
proceeding referred to in Sections 2
or 3, or in defense of any claim,
issue or matter therein, the Claimant
shall be indemnified against
expenses, including attorneys' fees,
actually and reasonably incurred in
connection therewith.

     Section 5.  Determination in
Specific Cases.  Any indemnification
of an Employee under Section 2
hereof, unless ordered by a court or
required by Section 4 hereof, shall
be made by this corporation only as
authorized in the specific case upon
a determination that indemnification
of the Claimant is proper in the
circumstances and in the best
interests of this corporation.  Where
such a case specific determination is
required, that determination shall be
made by the Board of Directors by a
majority vote of a quorum consisting
of Directors who were not parties to
the action, suit or proceeding, or if
such a quorum is not obtainable, or
even if obtainable if so directed by
a majority vote of a quorum of
disinterested Directors, by
independent legal counsel in a
written opinion, or by the
shareholders.  Such a determination
once made may not be revoked and,
upon the making of that
determination, the Employee may
enforce the indemnification against
this corporation by a separate action
notwithstanding any attempted or
actual  subsequent action by the
Board of Directors.

     Section 6.  Advances of
Expenses.  Expenses incurred by or in
behalf of an Employee in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding may be authorized and paid
by this corporation in advance of the
final disposition of that action,
suit or proceeding upon a
determination made in accordance with
the procedure established in Section
5 hereof that, based solely on the
facts then known to those making the
determination and without further
investigation, the Claimant satisfies
the standard of conduct prescribed by
Section 2 hereof.

     Expenses incurred by or in
behalf of an Officer in defending a
civil, criminal, administrative or
investigative action, suit or
proceeding shall in all cases be
paid, as reasonably requested from
time to time by the Officer, by this
corporation in advance of the final
disposition of the action, suit or
proceeding upon receipt by this
corporation, at the time of the
initial advance, of:

     A. A written undertaking by or
     on behalf of the Officer to
     repay all amounts advanced if
     the Officer is finally
     adjudicated:

               (1) Not to have acted
          honestly or in the
          reasonable belief that his
          action was in or not
          opposed to the best
          interests of this
          corporation or its
          shareholders, or, in the
          case of a Claimant serving
          as a fiduciary of an
          employee benefit plan or
          trust, in or not opposed to
          the best interests of that
          plan or trust, or its
          participants or
          beneficiaries;

               (2) With respect to
          any criminal action or
          proceeding, to have had
          reasonable cause to believe
          that his conduct was
          unlawful; or

                    (3) With respect
          to any claim, issue or
          matter asserted in any
          action, suit or proceeding
          brought by or in the right
          of this corporation, to be
          liable to this corporation,
          unless the court in which
          the action, suit or
          proceeding was brought
          permits indemnification in
          accordance with Section 3
          hereof; and

     B. A written affirmation by the
     Officer that he has met the
     standard of conduct necessary
     for indemnification by this
     corporation as authorized in
     this Article.

     The undertaking required by
paragraph A shall be an unlimited
general obligation of the Officer
seeking the advance, but need not be
secured and may be accepted without
reference to financial ability to
make the repayment.

     Section 7.  Indemnification Not
Exclusive.  The indemnification and
entitlement to advances of expenses
provided by this Article shall not be
deemed exclusive of any other rights
to which a Claimant may be entitled
under any agreement, vote of
shareholders or disinterested
directors or otherwise, both as to
action in the Claimant's official
capacity and as to action in another
capacity while holding an office with
this corporation, and shall continue
as to a person who has ceased to be a
director, officer, employee, agent,
trustee, partner or fiduciary  and
shall inure to the benefit of the
heirs, personal representatives,
executors and administrators of such
a person.

     Section 8.  Enforceable By
Separate Action.  A right to
indemnification required by this
Article or established pursuant to
the provisions of this Article may be
enforced by a separate action against
this corporation, if an order for
indemnification has not been entered
by a court in any action, suit or
proceeding in respect to which
indemnification is sought.

     Section 9.  Miscellaneous.  For
purposes of this Article, (i)
references to this "corporation"
shall include, in addition to the
surviving corporation or new
corporation, any participating
corporation in a consolidation or
merger; (ii) this corporation shall
be deemed to have requested a person
to serve an employee benefit plan
whenever the performance by him of
his duties to this corporation also
imposes duties on, or otherwise
involves services by, him to the plan
or participants or beneficiaries of
the plan; and (iii) excise taxes
assessed on a person seeking
indemnification with respect to an
employee benefit plan pursuant to
applicable law shall be deemed
"fines".

     Section 10.  Amendment.  Any
amendment, modification or repeal of
this Article shall not deny, diminish
or otherwise limit the rights of any
Claimant to indemnification or
advances hereunder with respect to
any action, suit or proceeding
arising out of any conduct, act or
omission occurring or allegedly
occurring at any time prior to the
date of such amendment, modification
or repeal.

ARTICLE XIII

Fiscal Year

     Section 1.  Fiscal Year.  The
fiscal year of the corporation shall
be fixed by resolution of the Board
of Directors.

ARTICLE XIV

Execution of Documents

     Section 1.  Execution of
Documents.  Unless the Board of
Directors, Executive Committee or
shareholders shall otherwise
generally or in any specific instance
provide:

     A.  Any bill, note or negotiable
     instrument may be signed or
     endorsed in the name and on
     behalf of this corporation in
     the ordinary course of business
     by the President or Treasurer,
     acting singly;

     B.  The President or Treasurer,
     acting singly, shall in the
     ordinary course of business have
     authority to sign or endorse in
     the name and on behalf of this
     corporation all checks and other
     orders for the payment of money
     drawn on any bank or trust
     company;

     C.  The President or Treasurer,
     acting singly, shall have
     authority to make, in the name
     and on behalf of this
     corporation, all contracts in
     the ordinary course of business;
     and

     D.  Any other instrument,
     document, deed, bill of sale or
     other writing of whatever nature
     to be executed in the ordinary
     course of business may be
     executed in the name and on
     behalf of this corporation by
     the President or Treasurer,
     acting singly, and either
     officer may seal, acknowledge
     and deliver the same.

     Section 2.  Assistants.  Vice
Presidents and Assistant Treasurers
shall not have the authority provided
in Section 1 unless granted by the
Board of Directors generally or in
any specific instance.

ARTICLE XV

Restrictions on Transfers of Shares

     Section 1.  Restrictions on
Sales of Shares.  If any shareholder
of this corporation, his personal
representative, executor,
administrator or any person, firm or
corporation claiming by, through or
under him, including without
limitation any assignee for the
benefit of creditors or trustee in
bankruptcy or receiver, however
appointed, of a shareholder (said
shareholder or any other such person
being hereinafter called the
"transferring party") desires to sell
for a sum or sums of money all or any
part of the shares of this
corporation owned by said shareholder
or his legal representatives, and has
received a bona fide offer therefor,
the transferring party shall first
give written notice of proposed sale
to the Treasurer of this corporation,
which notice shall state the number
of shares desired to be sold, the
amount of the bona fide offer, and
the name of the person to whom he
desires to sell the same, and for a
period of forty-five (45) days
following receipt of such notice by
the Treasurer, this corporation or
any person or persons specified by
the Board of Directors (this
corporation or any such person or
persons being hereinafter called the
"optionee") shall have an option to
purchase such shares for the amount
of the bona fide offer so stated.
The option may be exercised by the
optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case  within said forty-five (45) day
period.

     If the optionee does not
exercise said option within said
forty-five (45) day period, the
transferring party may sell and
assign the number of shares stated in
the notice of proposed sale to the
person named therein at the price
therein stated, provided said sale is
made within seventy-five (75) days
following the Treasurer's receipt of
the notice of proposed sale.

     The Board of Directors may by
resolution waive the option herein
granted and authorize the sale of
shares specified in their resolution
to a person named therein, whether or
not the Treasurer has received a
notice of proposed sale.

     Section 2.  Restrictions on
Gifts and Other Transfers.  If the
transferring party desires to make a
transfer or other disposition
(including without limitation gifts,
transfers for a consideration other
than money, sales not pursuant to
bona fide offers, exchanges or
dispositions by way of distribution
pursuant to the terms of any will or
trust) of all or any part of the
shares of this corporation owned by
said shareholder or his legal
representatives, and such proposed
transfer or other disposition is not
controlled by Section 1 hereof for
any reason, the transferring party
shall first give written notice of
proposed transfer to the Treasurer of
this corporation, which notice shall
state the number of shares desired to
be transferred or otherwise disposed
of and the name of the person to whom
the same are to be transferred or
disposed of, and the manner of and
reason for the transfer or
disposition, and the consideration
(if any) to be received, and the
optionee shall have the option to
purchase  such shares at the fair
value thereof.  In the event the
transferring party and the optionee
are unable to agree on the amount of
the fair value of such shares within
forty-five (45) days after receipt of
the notice of proposed transfer by
the Treasurer, the fair value shall
be determined by three appraisers,
one to be chosen and compensated by
the transferring party (such choice
to be made and announced in writing
to the Treasurer within sixty (60)
days after his receipt of the notice
of proposed transfer), one to be
chosen by the President or Board of
Directors of this corporation (within
30 days after announcement of the
choice of the first appraiser) and
compensated by the optionee, and the
third to be chosen by the two
appraisers so chosen (within 15 days
after the choice of the second
appraiser) and compensated equally by
the transferring party and the
optionee.  If the transferring party
fails to choose an appraiser within
the time set forth in the preceding
sentence, the fair value of the
shares shall be determined by two
appraisers, the first to be chosen by
the President or Board of Directors
of this corporation and the second to
be disinterested and chosen by the
first; the compensation of both such
appraisers shall be borne equally by
the transferring party and the
optionee.  In either such event, the
decision of said appraisers or a
majority thereof as to fair value
shall be final, binding and
conclusive upon all parties.  In
either such event, the appraisers in
determining fair value of the shares
shall take into account appropriate
control premiums or minority
discounts, and shall take into
account the nonmarketability of the
shares, and shall take into account
the going concern value of this
corporation's business, but shall not
take into account the value of any
proceeds of any life insurance
policies on the life of the
transferring party (or the
shareholder represented by the
transferring party) in excess of cash
surrender value. The optionee's
option pursuant to this Section 2
shall not expire until the expiration
of a period of sixty (60) days after
the determination of fair value by
agreement or by the appraisers or a
majority of them, or until thirty
(30) days after any judgment with
respect to appraisal hereunder or
fair value in an action commenced
during or before said 60-day period
has become final, whichever is later.

     The option may be exercised by
the optionee by depositing a written
notice of election to exercise signed
by the optionee in the United States
mails, first class postage prepaid,
addressed to the transferring party
at his usual residence or business
address, or by delivery of said
signed notice of election to exercise
to the transferring party, in either
case within the later of said
periods.

     If the optionee does not
exercise said option within the later
of said  two periods, the
transferring party may transfer or
dispose of the number of shares
stated in the notice of proposed
transfer to the person named therein
in the manner and for the
consideration (if any) stated
therein, provided that the transfer
or other disposition is made within
thirty (30) days following the
expiration of the later of said two
periods.  The Board of Directors may
by resolution waive the option herein
granted and authorize the transfer or
other disposition of shares specified
in their resolution to a person named
therein, whether or not the Treasurer
has received a notice of proposed
transfer.

     Section 3. Provisions Binding.
Notwithstanding any other provisions
of these Bylaws, no shares of this
corporation shall be sold,
transferred or otherwise disposed of,
nor transferred upon the original
stock transfer books of this
corporation, nor shall any purported
purchaser, transferee or assignee
thereof have any right to demand and
require transfer of any shares of
this corporation attempted to be sold
or transferred to him, nor have or
exercise any of the rights of a
shareholder of this corporation,
until after notice given in
accordance with Sections 1 or 2 of
this Article and until after
expiration of the option of the
optionee or express waiver thereof by
the Board of Directors as therein
provided.

     All certificates for shares
issued by this corporation shall have
the following legend conspicuously
printed, typewritten or stamped
thereon:


     "Transfers of the shares
     represented by this certificate
     are subject to and may be made
     only upon compliance with the
     provisions of Article XV of the
     Bylaws of this corporation
     relating to restrictions on
     sales or transfers of shares."


     Section 4.  Pledges.  Nothing in
Sections 1 or 2 of this Article shall
in any way limit or restrict the
right of the owner of shares of this
corporation to pledge the same as
security; provided, however, that any
pledgee of shares of this corporation
shall be subject to and shall comply
with the provisions of said Sections
1 or 2 prior to making any sale,
transfer or other disposition of the
pledged shares to any person
(including without limitation vesting
beneficial or record ownership in the
pledgee) other than the pledgor or
his legal representatives.

     Article XVI

     Amendments to Bylaws

     Section 1.  Amendments.  The
Board of Directors shall have the
power to alter, amend or repeal these
Bylaws, and to adopt new Bylaws,
provided that the notice, unless
notice shall be duly waived, of any
regular or special meeting at which
such action is to be taken shall
either set out the text of the
proposed new Bylaw or amendment or
Bylaw to be repealed, or shall
summarize the changes to be effected
by such adoption, amendment or
repeal, and provided further that the
shareholders may amend or repeal a
Bylaw provision adopted by the Board
of Directors and in such case the
Board of Directors may not, for two
years thereafter, amend or readopt
the Bylaw provision thus amended or
repealed by the shareholders.

Exhibit 3.47
ARTICLES OF ASSOCIATION

The name of the corporation shall be
Deerfield Operating Company

The initial registered agent shall be
Frank P. Urso with a registered
office at Proctor, Vermont 05765.
The corporation shall be located at
c/o Killington Ltd., Killington Rd.,
Killington, VT 05751

The operating year shall be?
Calendar   Fiscal July 31

If a fiscal year ending is not
specified, the calendar year ending
December 31st shall be designated as
your fiscal year end.

The period of duration shall be (if
perpetual so state): Perpetual

Please check appropriate box: _
Vermont General Corporation (T.11,
Chp. 17)

This corporation is organized for the
purpose of:  providing management and
consulting services with respect to
ski area and ski resort operations
and in general to conduct any other
business activities which its Board
of Directors may wish to pursue.

The aggregate number of shares the
corporation shall have authority to
issue is 1000 shares, common, with a
par value of (if no par value, so
state) $1.00; ___ shares, preferred,
with a par value of (if no par value,
so state)

The initial board of directors shall
have 3 members (must be at least 3)
with the following serving as
directors until their successors be
elected and qualify:

Name                    Post Office
Address

Preston Leete Smith c/o Killington
Ltd. Killington, VT 05751
Martel D.. Wilson, Jr. Roaring Brook
Road, Killington, VT 05751
Christopher S. Diamond, Box 555,
Dover, VT 05356

Dated at Killington in the County of
Rutland, this 19th day of September,
1991.

Incorporators         Post Office
Address

/s/ Frank P. Urso   Proctor, VT 05765
Frank P. Urso

Exhibit 3.48
BYLAWS
OF
DEERFIELD OPERATING COMPANY

1    OFFICES

      1.1 Principal Office. The
principal office of the Corporation
shall be located at such place as the
Board of Directors shall from time to
time fix. The Corporation may have
such other offices, either within or
without the State of Vermont, as the
Board of Directors may designate or
as the business of the Corporation
may require from time to time.

      1.2 Registered Office. The
registered office of the Corporation
required to be maintained in the
State of Vermont may be, but need not
be, identical with the principal
office in the State of Vermont, and
the address of the registered office
may be changed from time to time by
the Board of Directors.

2    SHAREHOLDERS

      2.1 Annual Meeting. The annual
meeting of the Shareholders shall be
held on the fourth Friday in the
month of January in each year, at the
hour of 10.00 A.M., or at such other
time and date as shall be fixed by
the Board of Directors, for the
purpose of electing Directors and for
the transaction of such other
business as may come before the
meeting. If the day fixed for the
annual meeting shall be a legal
holiday in the State of Vermont, such
meeting shall be held on the next
succeeding business day. If the
election of Directors shall not be
held on the day designated herein for
any annual meeting of the
Shareholders, or at any adjournment
thereof, the Board of Directors shall
cause the election to be held at a
special meeting of the Shareholders
as soon thereafter as conveniently
may be scheduled.

      2.2 Special Meetings. Special
meetings of the Shareholders, for any
purpose or purposes, unless otherwise
prescribed by statute, may be called
by the President or by the Board of
Directors, and shall be called by the
President at the request of the
holders of not less than 10% of all
outstanding shares of the Corporation
entitled to vote at the meeting.

      2.3 Place of Meeting. The Board
of Directors may designate any place,
either within or without the State of
Vermont as the place of meeting for
any annual meeting or for any special
meeting called by the Board of
Directors. If no designation is made
or if a special meeting be otherwise
called, the place of meeting shall be
the principal office of the
Corporation in the State of Vermont.

      2.4 Notice Of Meeting. Notice
of the annual meeting of Shareholders
shall be provided in accordance with
llA V.S.A.  7.05(a). In case of a
special meeting, written notice
stating the place, day and hour of
the meeting and the purpose or
purposes for which the meeting is
called, shall, unless otherwise
prescribed by statute, be delivered
not less than ten nor more than sixty
days before the date of the meeting,
either personally or by mail, by or
at the direction of the President, or
the Secretary, or the officer or
other persons calling the meeting, to
each Shareholder of record entitled
to vote at such meeting. If mailed,
such notice shall be deemed to be
delivered when deposited in the
United States mail, addressed to the
Shareholder at his address as it
appears on the stock transfer books
of the Corporation, with postage
thereon prepaid.

      2.5    Voting of Shares.
Subject to the provisions of Section
2.11 of this Article II, outstanding
shares of the Corporation entitled to
vote shall be entitled to one vote
for each share upon each matter
submitted to a vote at a meeting of
Shareholders. Nothing herein shall be
construed to prevent the
establishment and use of voting
trusts, and/or the use of proxies for
the voting of shares.

      2.6    Proxies. Every person
entitled to vote shall have the right
to do so either in person or by a
proxy executed in writing by the
Shareholder or by his duly authorized
attorney in fact. Such proxy shall be
filed with the Secretary of the
corporation before or at the time of
the meeting. No proxy shall be valid
after eleven months from the date of
its execution, unless otherwise
provided in the proxy.

      2.7    Multiple Owners of
Shares.

      2.7.1  For purposes of these
Bylaws, the term "Shareholder" shall
mean the record owner or owners of
one or more Shares of stock of the
Corporation as of close of the
Corporation's accounting year or, in
the event of a vote of the shares,
the date of the meeting at which the
vote is taken.

      2.7.2  If one or more shares
are held in the name of tenants by
the entireties, joint tenants with
right of survivorship, tenants in
common, partnership, trust or other
entity or combination of entities
(collectively, the Ownership Entity),
such Ownership Entity shall be a
single "Shareholder" for purposes of
these Bylaws, including, without
limitation, the required number of
directors of the Corporation and/or
voting on any matters requiring a
vote of the Shareholders.

      2.7.3  At any meeting at which
shares owned by an Ownership Entity
are voted, the Secretary may, in the
absence of any written notice to the
contrary, rely upon the apparent
authority of the person voting the
shares of the Ownership Entity, or
the Secretary may, at his or her
discretion, require evidence of the
authority of the person voting the
shares of the Ownership Entity
including, without limitation, such
evidence of authority as is provided
for in Section 2.8 of these Bylaws.

2.8    Voting Of Shares By Certain
Holders.

      2.8.1  Shares held jointly in
the name of a husband and wife are
treated as owned by one Shareholder
and may be voted by either spouse.

      2.8.2  Shares held by an
administrator, executor, guardian or
conservator may be voted by him,
either in person or by proxy, without
a transfer of such shares into his
name. Shares standing in the name of
a trustee may be voted by him, either
in person or by proxy, but no trustee
shall be entitled to vote shares held
by him without a transfer of such
shares into his name.

     2.8.3  Shares outstanding in the
name of a receiver may be voted by
such receiver, and shares held by or
under the control of a receiver may
be voted by such receiver without the
transfer thereof into his name if
authority to do so be contained in
the appropriate order of the Court by
which such receiver was appointed.

     2.8.4  A Shareholder whose
shares are pledged shall be entitled
to vote such shares until the shares
have been transferred into the name
of the pledgee, and thereafter the
pledgee shall be entitled to vote the
shares so transferred.

     2.8.5  Treasury shares of its
own stock held by the Corporation
shall not be voted at any meeting or
counted in determining the total
number of outstanding shares at any
given time for purposes of any
meeting.

     2.9    Unanimous Consent By
Shareholders. Any action required or
permitted to be taken at a meeting of
the Shareholders may be taken without
a meeting if a consent in writing,
setting forth the action so taken,
shall be signed by all of the
Shareholders entitled to vote with
respect to the subject matter
thereof.

     2.10   Cumulative Voting. At
each election for Directors, every
Shareholder entitled to vote at such
election shall have the right to
vote, in person or by proxy, the
number of shares owned by him for as
many persons as there are Directors
to be elected and for those whose
election he has a right to vote, or
to cumulate his or her or her votes
by giving one candidate as many votes
as the number of such Directors
multiplied by the number of his or
her shares shall equal, or by
distributing such votes on the same
principal among any number of such
candidates.

     2.11   Restriction on Transfer
of Shares. Each Stock certificate
shall bear the following legend
legibly and conspicuously on its
face.

     "The transfer of this stock is
     subject to the terms and
     conditions of the Bylaws of the
     Corporation."

3    BOARD OF DIRECTORS

     3.1    General Powers. The
business and affairs of the
Corporation shall be managed by its
Board of Directors, which may
exercise all powers of the
Corporation and do all lawful acts
and things as are not by statute or
by the Articles of Incorporation or
by the Bylaws directed or required to
be exercised or done by the
shareholders.

     3.2    Number. Tenure And
Qualifications. The number of
Directors of the Corporation shall be
the same as the number of
Shareholders (Shares held jointly in
the name of multiple owners shall be
deemed to be held by a single
Shareholder for purposes of this
paragraph). The Shareholders may, by
vote of a majority of the Shares
issued and outstanding as of the date
of such a vote at a meeting called
for such purpose, increase the number
of directors to not more than five
directors. Each Director shall hold
office until the next annual meeting
of Shareholders or until his or her
successor shall have been elected and
qualified. Directors need not be
residents of the State of Vermont or
Shareholders of the Corporation. Each
Shareholder (or the estate of a
deceased Shareholder) shall have the
right to designate, in writing, a
candidate for Director; in instances
where Shares of Stock are held in the
name of two or more persons, the
persons holding the Shares of Stock
shall have the right to, by written
notice to the Secretary, designate a
Director candidate. In the event no
such candidate is designated prior to
a meeting at which Directors are to
be elected, a majority of the
Shareholders shall designate the
candidate.

      3.3 Regular Meetings. A regular
meeting of the Board of Directors
shall be held without other notice
than this Bylaw immediately after,
and at the same place as, the annual
meeting of Shareholders. The Board of
Directors may provide, by resolution,
the time and place, either within or
without the State of Vermont, for the
holding of additional regular
meetings without other notice than
such resolution.

      3.4 Special Meetings. Special
meetings of the Board of Directors
may be called by or at the request of
the President or any two Directors.
The person or persons authorized to
call special meetings of the Board of
Directors may fix any reasonably
convenient place, either within or
without the State of Vermont, as the
place for holding any special meeting
of the Board of Directors called by
them.

      3.5 Notice. Notice of any
special meeting shall be given at
least five days previously thereto by
written notice delivered personally
or mailed to each Director at his or
her business address, or by telegram.
If mailed, such notice shall be
deemed to be delivered when deposited
in the United States mail, so
addressed, with postage thereon
prepaid. If notice be given by
telegram, such notice shall be deemed
to be delivered when the telegram is
delivered to the telegram company.
Any Director may waive notice of any
meeting. The attendance of a Director
at a meeting shall constitute a
waiver of notice of such meeting,
except where a Director attends a
meeting for the express purpose of
objecting to the transaction of any
business because the meeting is not
lawfully called or convened. Neither
the business to be transacted at, nor
the purpose of, any regular or
special meeting of the Board of
Directors need be specified in the
notice or waiver of notice of such
meeting.

      3.6 Quorum. A majority of the
number of Directors designated in
accordance with Paragraph 3.2 above
shall constitute a quorum for the
transaction of business at any
meeting of the Board of Directors,
but if less than such majority is
present at a meeting, a majority of
the Directors present may adjourn the
meeting from time to time without
further notice.

      3.7 Manner of Acting. The act
of the majority of the Directors
present at a meeting at which a
quorum is present shall be the act of
the Board of Directors unless a
greater vote is required by statute,
the Articles of Incorporation, or
these Bylaws.

      3 . 8 Action Without A Meeting.
Any action required or permitted to
be taken by the Board of Directors at
a meeting may be taken without a
meeting if a consent in writing,
setting forth the action so taken,
shall be signed by all of the
Directors and filed with the minutes
of the meetings of the Board of
Directors.

      3.9    Vacancies. Any vacancy
occurring in the Board of Directors
may be filled by the affirmative vote
of a majority of the remaining
Directors though less than a quorum
of the Board of Directors, provided
that the provisions of Section 3.2
above shall apply to the selection of
candidates to fill any vacancies on
the Board of Directors. A Director
elected to fill a vacancy shall be
elected for the unexpired term of his
or her predecessor in office. Any
Directorship to be filled by reason
of an increase in the number of
Directors may be filled by election
by the Board of Directors for a term
of office continuing only until the
next election of Directors by the
Shareholders.

      3.10   Compensation. By
resolution of the Board of Directors,
each Director may be paid his or her
expenses, if any, of attendance at
each meeting of the Board of
Directors, and may be paid a stated
salary as Director or fixed sum for
attendance at each meeting of the
Board of Directors or both. No such
payment shall preclude any Director
from serving the Corporation in any
other capacity and receiving
compensation therefore.

      3.11   Presumption of Assent. A
Director of the Corporation who is
present at a meeting of the Board of
Directors at which action on any
corporate matter is taken shall be
presumed to have assented to the
action taken unless his or her
dissent or recusal shall be entered
into the minutes of the meeting or
unless he shall file his or her
written dissent or recusal to such
action with the person acting as the
Secretary of the meeting before the
adjournment thereof or shall forward
such dissent or recusal by registered
mail to the Secretary of the
Corporation immediately after the
adjournment of the meeting. Such
right to dissent shall not apply to a
Director who voted in favor of such
action.

      3.12   Removal of Directors.
The shareholders may remove one or
more directors with or without cause
in accordance with llA V.S.A.
8.08(a).

      3.13   Committees. The Board of
Directors may create one or more
committees and appoint members of the
Board of Directors to serve on them
pursuant to llA V.S.A.  8.25(a). Each
committee must have two or more
members, who serve at the pleasure of
the Board of Directors.

4    OFFICERS

      4.1 Officers. The officers of
the Corporation shall be a President
and Secretary, and may include one or
more Vice Presidents and a Treasurer,
each of whom shall be elected by the
Board of Directors. Such other
officers and assistant officers as
may be deemed necessary may be
elected or appointed by the Board of
Directors. Any two or more offices
may be held by the same person,
except the offices of President and
Secretary.

      4.2 Election And Term Of
Office. - The officers of the
Corporation shall be elected annually
at the first meeting of the Board of
Directors held after each annual
meeting of the Shareholders. If the
election of officers shall not be
held at such meeting, such election
shall be held as soon thereafter as
conveniently may be. Each officer
shall hold office until his or her
successor shall have been duly
elected and shall have qualified or
until his or her death or until he
shall resign or shall have been
removed in the manner hereinafter
provided.

     4.3 Removal. All officers and
agents serve at the pleasure of the
Board of Directors and may be removed
at any time by the Board of
Directors, with or without cause,
pursuant to 1 l A V. S. A.8.43(b).
Such removal from office, however
effected, shall be without prejudice
to the contract rights, if any, of
the person so removed. In accordance
with llA V.S.A. 8.44(a), election or
appointment of an officer or agent
shall not of itself create contract
rights.

     4.4 Vacancies. A vacancy in any
office because of death, resignation,
removal, disqualification or
otherwise may be filled by the Board
of Directors for the unexpired
portion of the term.


     4.5 President. The President
shall be the chief operating officer
of the Corporation and shall, in
general, supervise and control the
business and affairs of the
Corporation, except those business
affairs delegated by the Directors or
these Bylaws to another officer of or
agent for the Corporation. The
President shall sign, with the
Secretary, certificates for shares of
the Corporation, and shall, except as
otherwise provided in these Bylaws or
in the resolutions of the Directors,
or as may be required by law to be
otherwise signed or executed, be the
duly authorized agent of the
Corporation to execute, in the name
of the Corporation, any deeds,
mortgages, bonds, contracts, or other
instruments that the Board of
Directors has authorized to be
executed; and in general shall
perform all duties incident to the
office of President and such other
duties as may be prescribed by the
Board of Directors from time to time.

     4.6 The Vice-President. In the
absence of the President or in the
event of his or her or her death,
inability or refusal to act, the
Vice-President (or in the event there
be more than one Vice-President, the
Vice-Presidents in the order
designated at the time of their
election; or in the absence of any
designation, then in the order of
their election) shall perform the
duties of the President, and when so
acting shall have all the powers of
and be subject to all the
restrictions upon the President. Any
Vice-President may sign, with the
Secretary or an Assistant Secretary,
certificates for shares of the
Corporation; and shall perform such
other duties as from time to time may
be assigned to him by the President
or by the Board of Directors.

     4.7 The Secretarv. The Secretary
shall. (a) keep the minutes of the
proceedings of the Shareholders and
of the Board of Directors in one or
more books provided for that purpose;
(b) see that all notices are duly
given in accordance with the
provisions of these Bylaws or as
required by law; (c) be custodian of
the corporate records and of the seal
of the Corporation and see that the
seal of the Corporation is affixed to
all documents in the execution of
which, on behalf of the Corporation,
under its seal is duly authorized;
(d) keep a register of the post
office address of each Shareholder
and Director that shall be furnished
to the Secretary by such Shareholder
or Director; (e) sign with the
President, or a Vice-President,
certificates for shares of the
Corporation, the issuance of which
shall have been authorized by
resolution of the Board of Directors;
(fl have general charge of the stock
transfer books of the Corporation and
(g) in general perform all duties
incident to the office of Secretary
and such other duties as from time to
time may be assigned to him or her by
the President or by the Board of
Directors.

     4.8 The Treasurer. The Treasurer
shall. (a) have charge and custody of
and be responsible for all funds and
securities of the Corporation; (b)
receive and give receipts for monies
due and payable to the Corporation
from any source whatsoever, and
deposit all such monies in the name
of the Corporation in such banks,
trust companies or other depositories
as shall be selected in accordance
with the provisions of Article V of
these Bylaws; and (c) in general
perform all of the duties incident to
the office of Treasurer and such
other duties as from time to time may
be assigned to him by the President
or by the Board of Directors. If
required by the Board of Directors,
the Treasurer shall give a bond for
the faithful discharge of his or her
duties in such sum and with such
sureties as the Board of Directors
shall determine.

     4.9 Assistant Secretaries And
Assistant Treasurers. The Assistant
Secretaries, when authorized by the
Board of Directors may sign with the
President or a Vice-President
certificates for shares of the
Corporation, the issuance of which
shall have been authorized by a
resolution of the Board of Directors.
The Assistant Treasurers shall
respectively, if required by the
Board of Directors, give bonds for
the faithful discharge of their
duties in such sums and with such
sureties as the Board of Directors
shall determine. The Assistant
Secretaries and Assistant Treasurers,
in general, shall perform such duties
as shall be assigned by them by the
Secretary or Treasurer, respectively,
or by the President or the Board of
Directors.

     4.10 Salaries. The salaries of
the officers shall, at the discretion
of the Directors, be fixed from time
to time by the Board of Directors and
no officer shall be prevented from
receiving such salary by reason of
the fact that he is also a Director
of the Corporation. Unless and until
a salary or other compensation is
established by resolution of the
Directors, no officer shall be
entitled to receive a salary or other
compensation from the Corporation.

     4.11 At-will Employment. Unless
otherwise agreed in writing by the
Directors and ratified by the
Shareholders in accordance with
Paragraph 2.11 of these Bylaws, every
officer and employee of the
corporation shall be an "at-will"
employee, and their employment shall
be subject to termination by a
majority vote of the Directors. No
officer or employee of the
Corporation shall be entitled to such
employment by virtue of their
ownership of any Stock in the
Corporation.

5    CONTRACTS. LOANS CHECKS AND
DEPOSITS

     5.1 Contracts. The Board of
Directors may authorize any officer
or officers, agent or agents, to
enter into any contract or execute
and deliver any instrument in the
name of and on behalf of the
Corporation, and such authority may
be general or confined to specific
loans.

     5.2 Loans. No loans shall be
contracted on behalf of the
Corporation and no evidences of
indebtedness shall be issued in its
name unless authorized by these
Bylaws or by a resolution of the
Board of Directors. Such authority
may be general or confined to
specific instances.

     5.3 Checks Drafts! Etc. All
checks, drafts or other orders for
the payment of money, notes or other
evidences of indebtedness issued in
the name of the Corporation, shall be
signed by such officer or officers,
agent or agents, of the Corporation
and in such manner as shall from time
to time be determined by resolution
of the Board of Directors.

     5.4 Deposits. All funds of the
Corporation not otherwise employed
shall be deposited from time to time
to the credit of the Corporation in
such banks, trust companies or other
depositories as the Board of
Directors may select.

6    CERTIFICATES FOR SHARES AND
THEIR TRANSFER

      6.1 Certificates For Shares.
Each shareholder, upon payment in
full for his or her shares, shall be
entitled to a certificate certifying
the number of shares owned by him or
her in the Corporation. Certificates
representing shares of the
Corporation shall be in such form as
shall be determined by the Board of
Directors. Such certificates shall be
signed by the President or a
Vice-President and by the Secretary
or an Assistant Secretary and sealed
with the corporate seal or a
facsimile thereof. The signatures of
such officers upon a certificate may
be facsimiles if the certificate is
manually signed on behalf of a
transfer agent or a registrar, other
than the Corporation itself or one of
its employees. Each certificate for
shares shall be consecutively
numbered or otherwise identified. The
name and address of the person to
whom the shares represented thereby
are issued, with the number of shares
and date of issue, shall be entered
on the stock transfer books of the
Corporation.

      6.2 Cancellation of
Certificates. All certificates
surrendered to the Corporation for
transfer shall be canceled and no new
certificate shall be issued until the
former certificate for a like number
of shares shall have been surrendered
and canceled, except that in case of
a lost, destroyed or mutilated
certificate a new one may be issued
therefore upon such terms and
indemnity to the Corporation as the
Board of Directors may prescribe.

      6.3 Transfer Of Shares.
Transfer of shares of the Corporation
shall be made on the stock transfer
books of the Corporation by the
holder of record thereof or by his or
her legal representative, who shall
furnish proper evidence of authority
to transfer, or by his or her
attorney thereunto authorized by
power of attorney duly executed and
filed with the Secretary of the
Corporation, and on surrender for
cancellation of the certificate for
such shares. The person in whose name
shares stand on the books of the
Corporation shall be deemed by the
Corporation to be the owner thereof
for all purposes and the Corporation
shall not be bound to recognize any
equitable or other claim to or
interest in such shares on the part
of any other person, whether or not
it shall have express or other notice
thereof, except as otherwise provided
by law; provided that whenever any
transfer of shares is made for
collateral security and not
absolutely, such fact shall be so
expressed in the entry of transfer if
so requested by a written notice to
the Secretary which has been executed
by both the transferor and the
transferee.

7    RESTRICTION ON TRANSFER. Any
contrary provision of these Bylaws
notwithstanding, no Shareholder may
sell, assign, pledge or otherwise
transfer or encumber such Shares
except as follows.

     7.1 Transfer. No Shareholder
shall sell, transfer, assign,
syndicate, pledge or otherwise
dispose of or encumber (voluntarily,
involuntarily, by operation of law or
otherwise) his or her or her shares,
except as expressly provided herein.
No action in contravention of this
Article shall be effective to
transfer or reassign the Shares of a
Shareholder.

     7.2    Cross Purchase Agreement.
A Shareholder may, at any time, elect
to sell his or her or her Shares, or
purchase the Shares of other
Shareholders upon the following terms
and conditions.

     7.2.1  It is the purpose of this
section of the Bylaws to set forth
the procedure whereby the Shares of
the Corporation may be purchased
and/or sold among the Shareholders.

      7.2.1.1  For purposes of this
Section, the term "Notifying
Shareholder" shall mean the
Shareholder who initiates the process
of the acquisition or sale of Shares
by giving notice, as hereinafter set
forth.

      7.2.1.2 The term "Receiving
Shareholder(s)" shall mean the
Shareholder or Shareholders from whom
the Notifying Shareholder desires to
acquire Shares of the Corporation.

      7.2.1.3 The term "Remaining
Shareholder(s)" shall mean the
Shareholder or Shareholders of record
of the Corporation, including the
Receiving Shareholder but excluding
the Notifying Shareholder.

      7.2.1.4 The term "Notice of
Intent to Purchase" shall mean the
written notice sent by the Notifying
Shareholder to the Remaining
Shareholder(s), including the
Receiving Shareholder(s), notifying
them of the intent of the Notifying
Shareholder to purchase the interest
of the Receiving Shareholder(s).

      7.2.2  Purchase or Sale of All
Shares. In order to exercise the
right to purchase set forth in this
Section, unless otherwise agreed
between and among the Shareholders,
the right to purchase and the
obligation to sell Shares to the
Corporation under this Section may be
exercised only as to all of the
Shares of the Notifying and Receiving
Shareholders. In other words, if the
Notifying Shareholder owns 80% of the
stock of the Corporation and the
Receiving Shareholder owns 20 % of
the stock of the Corporation, the
Notice to Purchase shall reflect the
per-share price for all of the Shares
owned by the Receiving Shareholder.
If the Receiving Shareholder elects
to purchase the Shares of the
Notifying Shareholder, the Receiving
Shareholder shall purchase all of the
Shares of the Notifying Shareholder
for the per-share price set forth in
the Notice.

      7.2.3  Notice of Intent to
Purchase. The Notifying Shareholder
electing to purchase the Shares of a
Receiving Shareholder(s) shall send
Notice of Intent to Purchase to all
of the Remaining Shareholders,
setting forth the price and terms
upon which the Shares of the
Receiving Shareholder(s) are proposed
to be purchased.

      7.2.4  Response to Notice. The
Remaining Shareholders, or any of
them, shall have a period of sixty
(60) days from date of receipt of
such notice to elect to purchase the
Shares of the Notifying Shareholder
upon the same terms and conditions,
and at the same price contained in
the Notice of Intent to Purchase. If
the Remaining Shareholders, or any of
them, so elect, they shall give
written notice of such election to
the Notifying Shareholder, and shall
have the greater of thirty (30) days
following the date of such notice or
the closing date established by the
Notifying Shareholder to tender the
Notifying Shareholder the purchase
price, or other consideration set
forth in the Notice of Intent to
Purchase; the Remaining Shareholders
who elect to purchase, may, at their
option, finance the purchase with a
note to the Notifying Shareholder,
payable, with interest, at the New
York prime rate, with payments of
interest only quarterly and a final
payment of principal and interest one
year following the date of closing
secured by a pledge of the Notifying
Shareholder's stock. Unless otherwise
expressly provided herein, each of
the Remaining Shareholders shall have
the right to purchase, pro-rata, the
Shares of the Notifying Shareholders,
the purchase based upon the number of
Shares owned by each Remaining
Shareholder who elects to purchase
the Shares of the Notifying
Shareholder, as of the date of
notice.

      7.2.5  Failure of Remaining
Shareholders to Purchase. If the
Remaining Shareholders fail or are
unable to purchase the Shares of the
Notifying Shareholder as aforesaid,
the Notifying Shareholder shall have
a period of thirty (30) days
following the date of expiration of
the aforesaid election period (or
written notice from the Remaining
Shareholders that none of them
intends to purchase, whichever occurs
sooner), to tender to the Receiving
Shareholder(s) the consideration set
forth in the Notice of Intent to Pur
chase.

      7.2.6  Tender of Purchase
Price. The Shareholder or
Shareholders from whom the Shares are
to be purchased in accordance with
the foregoing provisions shall, upon
tender of the consideration set forth
in the Notice of Intent to Purchase,
endorse, execute and deliver to the
purchasing Shareholder or
Shareholders all stock certificates
and/or documents reasonably required
to transfer the Shares of the selling
Shareholder to the purchasing
Shareholder or Shareholders, and also
shall submit written resignations as
an officer and/or director of the
Corporation and a general release of
the Corporation from all obligations
to the selling Shareholder, except
those obligations, if any contained
in the consideration for the purchase
of the Shares.

      7.2.7  Failure by Notifying
Shareholder to Purchase. In the
event, after delivering a Notice of
Intent to Purchase to the Receiving
Shareholder, the Notifying
Shareholder shall fail or be unable
to purchase the Shares of the
Receiving Shareholder, the Notifying
Shareholder shall reimburse the
Receiving Shareholder for any and all
costs or expenses, including
attorney's fees, incurred by the
Receiving Shareholder in connection
with any efforts by the Receiving
Shareholders to arrange to purchase
the Shares of the Notifying
Shareholder.

      7.2.8  Satisfaction of
Pledges/Guarantees. As a condition
precedent to any sale or purchase of
any Stock pursuant to the provisions
of this Section 7.2, the purchasing
an/or Remaining Shareholders shall
cause the selling Shareholder to be
released from all guarantees and/or
other obligations undertaken by the
selling Shareholder on behalf of the
Corporation, and shall cause all
collateral pledged by such selling
Shareholder on account of such
obligations to be released. All
pledges shall be subject to this
Paragraph 7.2.8.  A pledge shall be
released provided that the pledge
shall be applied to the proceeds of
the sale of the Shares. A release
shall be delivered by the purchasing
and/or Remaining Shareholders not
later than the date upon which the
selling Shareholder is obligated to
sell and transfer his or her Shares
to the purchasing and/or Remaining
Shareholders. In the event the
purchasing and/or Remaining
Shareholders fail or are unable to
cause the release of the selling
Shareholder from such guarantees,
liabilities and/or pledge of
collateral, all acts undertaken by
the purchasing and/or Remaining
Shareholders in connection with this
Subsection 7.2.8 shall be null and
void.

     7.3    Right of First Refusal.
In the event a Shareholder enters
into a bona fide, arms' length
agreement to sell his or her or her
Shares in the Corporation to any
third party, such Shareholder (the
Notifying Shareholder) shall give
Notice of Intent to Sell to the
Corporation and the Remaining
Shareholders, in writing, of the
terms and conditions under which the
sale to such third party is to occur;
such Notice shall include a copy of
the Contract of Sale between the
Notifying Shareholder and the third
party, and shall certify that the
sale is a bona fide, arm's length
transaction between the Notifying
Shareholder and such third party.

     7.3.1  Right to Purchase. The
Corporation and/or the Remaining
Shareholders shall have the right to
purchase the Shares of the Notifying
Shareholder in accordance with the
terms of the Notice and the Contract
of Sale, giving written notice of
such election to the Notifying
Shareholder not later than thirty
(30) days following receipt of the
Notice.

      7.3.1.1  If the Corporation
and/or the Remaining Shareholders
elect to purchase the interest of the
Notifying Shareholder, in accordance
with the terms and conditions,
including the time for performance,
as set forth in the Notice,
acquisition of the Shares shall be in
accordance with such terms and
conditions.

      7.3.1.2 If the Corporation or
the Remaining Shareholders give
notice of intent to purchase from the
Notifying Shareholders and,
notwithstanding such notice, fail to
perform in accordance with the terms
of the Notice, the Notifying
Shareholder shall be entitled to
recover from the Remaining
Shareholder an amount equivalent to
the contract damages, if any, to
which the Notifying Shareholder would
be entitled in an action for breach
of the Contract Sale.

      7.3.2  Failure to Purchase. In
the event the Corporation and/or the
Remaining Shareholders fail to give
Notice of intent to purchase, as
aforesaid, the Notifying Shareholder
may forthwith sell and convey his or
her Shares to such third party upon
the terms and conditions set forth in
the third party contract; the
Corporation and the Remaining
Shareholders shall execute any and
all documents reasonably required to
facilitate the sale. In the event of
any material change in the terms and
conditions or such third party
contract prior to the sale and
conveyance, the right of first
refusal of the Corporation and the
Remaining Shareholders shall apply to
the revised contract.

      7.3.3  Default of Agreement. If
the Receiving Shareholder gives
Notice of Intent to purchase and,
notwithstanding such notice, fails to
perform in accordance with the terms
of the Notice, the Notifying
Shareholder shall be entitled to
recover from the Receiving
Shareholder an amount equivalent to
the contract damages, if any, to
which the Notifying Shareholder would
be entitled in an action for breach
of the Contract Sale.

     7.3.4  Subsequent Sales. The
foregoing right of first refusal
shall apply to any initial sale or
any subsequent resale of Shares by
any Shareholder.

     7.3.s  Right to Purchase:
Priorities. Where, as specified in
this subsection, the right to
purchase shares is granted to the
"Corporation and/or the
Shareholders", such right to purchase
shall be exercised in the following
order of priority.

(a) First, if the Corporation gives
notice of its election to purchase,
the Corporation may, except as
provided in Subparagraph 7.3.6 below,
purchase any or all of the shares;

(b) Second, if all of the Remaining
Shareholders give notice of their
election to purchase, all of the
Shareholders may purchase such shares
not purchased by the Corporation pro
rata, based upon the numbers of
shares held prior to the purchase;

(c) Third, any remaining unpurchased
shares may be purchased by any of the
Shareholders desiring to purchase
such shares, pro rata, based upon the
numbers of shares held by the
Shareholders desiring to purchase.

      7.3.6  Obligation to Purchase
All Shares. In the event the
Corporation and/or the Remaining
Shareholders elect to exercise their
right to purchase the shares of the
Notifying Shareholder, they must,
unless otherwise agreed by the
Notifying shareholder, purchase all
of the shares offered for sale by the
Notifying Shareholder. In the event
the Corporation and/or the Remaining
Shareholders fail or are unable to
purchase all of such shares, they
shall be deemed to have waived their
right of first refusal with respect
to such sale of shares.

     7.4    Death or Incapacity. In
the event of the death or the
incapacity of a Shareholder so that
such Shareholder is unable to
participate in the management of the
Corporation, his or her or her Shares
shall vest in his or her or her
Guardian or legal representatives, as
the case may be, in which event his
or her or her Shares shall, except as
hereinafter provided, continue to be
subject to purchase by the Remaining
Shareholders at a value established
in accordance with Paragraph 7.6 of
these Bylaws. In the event of the
death of a Shareholder, whose Share
are not acquired by the Corporation
and/or any or all of the Remaining
Shareholders, the Corporation may
purchase said Shares on the same
terms and conditions. If the proceeds
of insurance, as from time to time
may be maintained by the Corporation
to purchase the stock of a deceased
Shareholder, are insufficient to pay
the purchase price of the Shares of
the deceased Shareholder, or if such
deceased Shareholder was uninsurable
for all or part of the value of his
or her share, any amounts owed to the
estate of the deceased Shareholder by
the Corporation may be paid to such
estate in quarterly installments over
a term of three (3) years from the
date the value of such deceased
Shareholder is established, with
interest accruing from the date of
valuation on such amount at the New
York prime rate of interest, as
published in the Wall Street Journal
Money Rates, in effect as of the date
of death of such Shareholder.

      7.5    Bankruptcy of a
Shareholder. In the event bankruptcy
shall have occurred as to a
Shareholder, the Corporation may, at
its sole election, purchase the
Shares of such Shareholder in
quarterly installments over a term of
three (3) years from the date the
value of the Shares in such
bankruptcy is established, with
interest from the date of valuation
on such amount at the New York prime
rate of interest, as published in the
Wall Street Journal money rates, in
effect as of the date of bankruptcy
of such Shareholder, unless within
sixty (60) days from the date of
valuation, the trustee in bankruptcy
or receiver elects to purchase the
Shares of the Remaining Shareholders,
or sell the Shares of the bankrupt
Shareholder to a third party in
accordance with the foregoing terms.

     7.6  Valuation in the Event of
Death/Incapacity/Bankruptcy. For
purposes of valuation under
Paragraphs 7.4 and 7.5 above, the
value of the Shares to be acquired by
Corporation and/or the Purchasing
Shareholder or Shareholders shall be
as agreed upon between the parties,
provided that if the parties cannot
agree, the value of the Shares shall
he determined by Arbitration in
accordance with Paragraph 14 of these
Bylaws. The Arbitrator shall
establish the fair market value of
the assets of the Coloration,
determine the liabilities of the
Corporation, and determine the value
of the individual Shares. The amount
determined to be due each Selling
Shareholder shall be paid to such
Selling Shareholder in cash or
equivalent, not later than sixty 60)
days following the date of Notice of
Sale.

      7.7    Defective Transfer Of
Shares. Except in the event of the
adoption of a Stock Purchase
Agreement or any similar agreement
between the Corporation and/or its
Shareholders, no Shareholder shall
transfer, alienate, or in any way
dispose of any share of the
Corporation except in accordance with
these Bylaws.

      7.7.1  Any attempt or effort to
transfer Shares other than in
accordance with these Bylaws shall
not be legally effective to transfer
such Shares, and

      7.7.2  The Secretary shall
neither record such transfer in the
stock transfer records of the
Corporation nor issue any new or
replacement certificates based upon
such wrongful transfer.

     7.8    Securities Opinion. No
Shareholder shall transfer, alienate,
or in any way dispose of any share of
the Corporation without first
providing to the Corporation an
opinion of counsel satisfactory to
the Corporation, stating that such
transfer, alienation, or disposal
does not violate any state or federal
securities or tax laws, and that such
transfer, alienation, or disposal
will not have adverse tax effects on
the Corporation.

8    FISCAL YEAR. Each fiscal year of
the Corporation shall begin on the
1st day of August of each year and
end on the 31st day of July of the
subsequent year.

9    COMPETITION AND SELF DEALING.

      9.1 Independent Ventures.
Except as hereinafter provided, or
otherwise agreed by the Directors and
the Shareholders, in writing, any
Shareholder may engage in or possess
an interest in other business
ventures of any and every nature and
description, independently or with
others. Neither the Corporation nor
any of the other Directors shall have
any right by virtue of these Bylaws
in and to such independent ventures
or to the income, gain or profits
derived therefrom, nor shall any
Shareholder be obligated to offer to
the other Shareholders the
opportunity to participate in any
independent venture.

      9.2 Self-Dealing. The fact that
a Shareholder or any affiliate of a
Shareholder, as the case may be, is
employed by or is directly or
indirectly interested in or connected
with, any person, firm, or
corporation retained by the
Corporation to develop, construct,
sell and/or manage any project
undertaken by the Corporation, or to
render or perform a service, or to
whom or which the Corporation shall
convey any property or lease any
space, or from whom or which the
Corporation shall acquire any
property or lease any space, shall
not prohibit the corporation from
contracting with or otherwise dealing
with him or it, provided any such
dealing is on an arm's-length basis
and the fees paid for such services
are not in excess of fees customarily
paid for similar services and the
Shareholder discloses such
self-dealing to the other Shareholder
and such Shareholder at all times
recognizes and maintains a
relationship of fiduciary duty of
disclosure and fair dealing with the
Corporation. Neither the corporation
nor the Directors as such, shall have
any rights by virtue of these Bylaws
in or to any income or profits
derived from such services.

10   DIVIDENDS. The Board of
Directors may, from time to time,
declare and the corporation may pay
dividends on its outstanding Shares
in the manner, and upon the terms and
conditions provided by law and its
Articles of Incorporation, and in
accordance with the reasonable
business judgment of the Board of
Directors.

11   CORPORATE SEAL. The Board of
Directors shall provide a corporate
seal which shall be circular in form
and shall have inscribed thereon the
name of the Corporation and the state
of incorporation and the words
"Corporate Seal".

12   WAIVER OF NOTICE. Whenever any
notice is required to be given to any
Shareholder or Director of the
Corporation under the provisions of
these Bylaws or under the provisions
of the Articles of Incorporation or
under the provisions of the Vermont
Business Corporation Act, a waiver
thereof in writing signed by the
person or persons entitled to such
notice, whether before or after the
time stated therein, shall be deemed
equivalent to the giving of such
notice.

13   AMENDMENTS.

      13.1 Except as hereinafter
provided, these Bylaws may be
altered, amended or repealed and new
Bylaws may be adopted by the Board of
Directors or by the Shareholders at
any regular or special meeting.

      13.2 Any contrary provision of
these Bylaws notwithstanding, the
following Articles and Sections may
be amended only by a two-thirds vote
of all of the Shares of the
Corporation issued and outstanding as
of the date of the meeting at which
such vote is taken.

14   ARBITRATION. To the extent any
provision of these Bylaws expressly
provides for Arbitration to resolve
any dispute arising under such
provision, the following rules shall
govern the notice and conduct of the
Arbitration.

      14.1 Arbitration shall only be
available with respect to the
provisions of these Bylaws that
expressly provide for Arbitration.

      14.2 Notice of an election to
arbitrate (Notice of Arbitration)
shall be in writing and shall be
given by the Shareholder or
Shareholders electing arbitration not
later than 10 days following the date
of notice of the event or decision
for which arbitration is requested.

      14.3 The Shareholder or
Shareholders receiving Notice of
Arbitration shall, within 10 days
following receipt of the Notice to
Arbitrate, provide to the Shareholder
giv